UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number                      811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)  (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

 Registrant’s telephone number, including area code:          (713) 626-1919

 Date of fiscal year end:           12/31

 Date of reporting period:        12/31/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2018
Invesco Alternative Strategies Fund
Nasdaq: A: LQLAX ∎ C: LQLCX ∎ R: LQLRX ∎ Y: LQLYX ∎ R5: LQLFX ∎ R6: LQLSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Alternative Strategies Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ ∎

Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Alternative Strategies Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Alternative Strategies Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.39%
Class C Shares	-5.17
Class R Shares	-4.57
Class Y Shares	-4.17
Class R5 Shares	-4.17
Class R6 Shares	-4.17
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.86
Lipper Alternative Multi-Strategy Funds Classification Average∎ (Peer Group)	-5.39
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

    Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Amid a weak year for US equities as a whole, most of the Fund’s underlying holdings posted negative returns for the year, detracting from the Fund’s absolute returns. Both the Fund’s core allocation and satellite allocation of holdings posted negative returns, but the core allocations performed slightly better than satellite allocations. On the positive side, Invesco All Cap Market Neutral Fund was the only holding to post a positive return for the year, and was the largest contributor to the Fund’s performance. The Fund benefited from short equity positions during the fourth quarter, which allowed it to take advantage of the falling equity market.

    In contrast, the Fund’s satellite allocations were the largest detractors from its performance for the year. Within the allocation, the largest detractors were the strategies with significant exposure to commodities, which included the Invesco DB Base Metals Fund, Invesco DB Silver Fund and Invesco Balanced-Risk Commodity Strategy Fund. Commodities, as a whole, posted a double-digit negative return during the year, as represented by the Bloomberg Commodity Index, and underperformed the broader equity market. The asset class faced several headwinds due to global trade tensions and a strengthening US dollar. Invesco Long/Short Equity Fund was also a notable detractor within the allocation. The underlying fund’s positioning in the information technology sector was a primary driver of its poor performance during the year.

    Please note that some of the Fund’s underlying funds – including, but not limited to, Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Macro Allocation Strategy Fund, Invesco Balanced-Risk Allocation Fund, Invesco Long/Short Equity Fund and Invesco Balanced-Risk Commodity Strategy Fund – may use derivatives, which may amplify traditional investment

Portfolio Composition*
By fund type, based on total investments

Alternative Funds	57.9%
Equity Funds	39.7
Fixed Income Funds	2.0
Money Market Funds	0.4

Total Net Assets	$3.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

4                         Invesco Alternative Strategies Fund

risks through the creation of leverage in the underlying funds. Please note that some of these underlying fund strategies may be principally implemented with derivative instruments that include futures and total return swaps. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

    It has been our privilege to oversee Invesco Alternative Strategies Fund, and we thank you for your continued investment.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Alternative Strategies Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global

Solutions Development and Implementation Team, is manager of Invesco Alternative Strategies Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

5                Invesco Alternative Strategies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/14/14

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Alternative Strategies Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-0.36%
1 Year	-9.65

Class C Shares
Inception (10/14/14)	0.21%
1 Year	-6.08

Class R Shares
Inception (10/14/14)	0.75%
1 Year	-4.57

Class Y Shares
Inception (10/14/14)	1.26%
1 Year	-4.17

Class R5 Shares
Inception (10/14/14)	1.23%
1 Year	-4.17

Class R6 Shares
Inception (10/14/14)	1.23%
1 Year	-4.17

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 12.17%, 12.92%, 12.42%, 11.92%,

11.76% and 11.76%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 1.04%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

7                Invesco Alternative Strategies Fund

Invesco Alternative Strategies Fund’s investment objective is long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, cer-

tain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include the following:

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a)

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Alternative Strategies Fund

directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, to balance risk across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by an underlying fund’s adviser an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, com-

modity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as

9                Invesco Alternative Strategies Fund

developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and an underlying fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.
∎	Inflation-indexed securities tax risk.
Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s gross income, even though no cash attributable to such gross income has been received by the underlying fund. In such event, the underlying fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund and additional capital gain distributions to the shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to shareholders. The cost basis in your Fund shares will be decreased by the amount of any return of capital. Any re-

10                Invesco Alternative Strategies Fund

turn of capital distributions in excess of your cost basis will be treated as capital gains.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect an underlying fund’s investments.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose an underlying fund to the risks of owning the underlying investments that the other investment company holds.
∎	Management risk. There is no guarantee that the underlying funds’ portfolio manager’s investment selection process will produce a portfolio effective at achieving the underlying fund’s respective investment objective. In addition, certain underlying funds’ investment strategies will likely cause the underlying fund to underperform the broader equity markets in which the underlying fund invests during market rallies. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s net asset value, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.

∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎

Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could

11                Invesco Alternative Strategies Fund

negatively affect an underlying fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Multi-Strategy Funds Classification Average represents an average of all funds in the Lipper Alternative Multi-Strategy Funds classification.
∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

12                Invesco Alternative Strategies Fund

Schedule of Investments

December 31, 2018

Invesco Alternative Strategies Fund

Schedule of Investments in Affiliated Issuers–99.93%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–28.70%
Invesco DB Base Metals Fund(b)(c)	2.43%	$66,984	$42,579	$(20,362)	$(15,915)	$201	$1,164	4,775	$73,487
Invesco DB Silver Fund(c)	2.07%	53,518	26,187	(10,556)	(5,060)	(1,285)	885	2,733	62,804
Invesco Global Targeted Returns Fund–Class R6	24.20%	511,755	395,589	(140,636)	(29,657)	(3,375)	16,010	77,148	733,676
Total Alternative Funds		632,257	464,355	(171,554)	(50,632)	(4,459)	18,059		869,967

Asset Allocation Funds–29.21%
Invesco Balanced-Risk Allocation Fund–Class R6(b)	14.52%	407,737	196,289	(134,987)	(25,977)	(2,793)	—	42,870	440,269
Invesco Balanced-Risk Commodity Strategy Fund–Class R6	2.37%	64,300	30,622	(14,100)	(8,269)	(618)	241	11,452	71,921
Invesco Macro Allocation Strategy Fund–Class R6	12.32%	347,980	161,536	(124,019)	(9,283)	(2,905)	1,166	40,933	373,309
Total Asset Allocation Funds		820,017	388,447	(273,106)	(43,529)	(6,316)	1,407		885,499

Domestic Equity Funds–17.38%
Invesco All Cap Market Neutral Fund–Class R6(b)	13.32%	336,860	228,290	(133,425)	2,073	10,876	—	51,250	403,846
Invesco Long/Short Equity Fund–Class R6(b)	4.06%	105,513	82,039	(33,266)	(29,984)	9,532	—	13,418	122,911
Total Domestic Equity Funds		442,373	310,329	(166,691)	(27,911)	20,408	—		526,757

Fixed-Income Funds–1.97%
Invesco Floating Rate Fund–Class R6	1.97%	51,580	15,887	(4,784)	(2,640)	(175)	2,630	8,292	59,868

Foreign Equity Funds–18.38%
Invesco Global Infrastructure Fund–Class R6	3.73%	97,359	44,574	(18,582)	(9,641)	(583)	1,879	11,821	113,127
Invesco Global Market Neutral Fund–Class R6	14.65%	457,902	300,811	(185,612)	(104,422)	76,967	14,029	65,814	444,246
Total Foreign Equity Funds		555,261	345,385	(204,194)	(114,063)	76,384	15,908		557,373

Real Estate Funds–3.86%
Invesco Global Real Estate Fund–Class R6	3.86%	102,269	58,095	(24,747)	(18,055)	5,971	5,729	10,299	117,094

Money Market Funds–0.43%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	0.15%	4,509	484,248	(484,188)	—	—	112	4,569	4,569
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	0.11%	3,220	345,892	(345,850)	—	2	91	3,263	3,264
Invesco Treasury Portfolio–Institutional Class, 2.30%(e)	0.17%	5,153	545,555	(545,486)	—	—	124	5,222	5,222
Total Money Market Funds		12,882	1,375,695	(1,375,524)	—	2	327		13,055
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $3,310,661)	99.93%	$2,616,639	$2,958,193	$(2,220,600)	$(256,830)	$91,815 (d)	$44,060		$3,029,613
OTHER ASSETS LESS LIABILITIES	0.07%								2,061
NET ASSETS	100.00%								$3,031,674

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Effective June 4, 2018, PowerShares DB Base Metals Fund and PowerShares DB Silver Fund were renamed Invesco DB Base Metals Fund and Invesco DB Silver Fund, respectively.
(d)

Includes $14, $40,828, $10,923, $101,400, and $6,439 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Commodity Strategy Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Market Neutral Fund and Invesco Global Real Estate Fund, respectively.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Alternative Strategies Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliated underlying funds, at value (Cost $3,310,661)	$3,029,613
Receivable for:
Fund shares sold	20,313
Dividends — affiliated underlying funds	302
Fund expenses absorbed	11,134
Investment for trustee deferred compensation and retirement plans	10,425
Other assets	32,106
Total assets	3,103,893

Liabilities:
Payable for:
Fund shares reacquired	16,455
Accrued fees to affiliates	3,041
Accrued trustees’ and officers’ fees and benefits	3,947
Accrued other operating expenses	38,351
Trustee deferred compensation and retirement plans	10,425
Total liabilities	72,219
Net assets applicable to shares outstanding	$3,031,674

Net assets consist of:
Shares of beneficial interest	$3,273,762
Distributable earnings	(242,088)
$3,031,674

Net Assets:
Class A	$1,237,215
Class C	$126,874
Class R	$18,934
Class Y	$1,630,689
Class R5	$8,981
Class R6	$8,981

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	138,180
Class C	14,266
Class R	2,119
Class Y	181,520
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$8.95
Maximum offering price per share
(Net asset value of $8.95 ÷ 94.50%)	$9.47
Class C:
Net asset value and offering price per share	$8.89
Class R:
Net asset value and offering price per share	$8.94
Class Y:
Net asset value and offering price per share	$8.98
Class R5:
Net asset value and offering price per share	$8.97
Class R6:
Net asset value and offering price per share	$8.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Alternative Strategies Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends from affiliated underlying funds	$44,060

Expenses:
Advisory fees	4,240
Administrative services fees	50,000
Custodian fees	4,721
Distribution fees:
Class A	2,659
Class C	1,500
Class R	93
Transfer agent fees — A, C, R and Y	6,662
Transfer agent fees — R5	10
Transfer agent fees — R6	10
Trustees’ and officers’ fees and benefits	20,211
Registration and filing fees	78,987
Reports to shareholders	15,217
Professional services fees	40,478
Other	12,193
Total expenses	236,981
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(229,420)
Net expenses	7,561
Net investment income	36,499

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares:
Net realized gain (loss) on sales of affiliated underlying fund shares	(67,789)
Net realized gain from distribution of affiliated underlying fund shares	159,604
91,815
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(256,830)
Net realized and unrealized gain (loss)	(165,015)
Net increase (decrease) in net assets resulting from operations	$(128,516)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Alternative Strategies Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$36,499	$8,959
Net realized gain	91,815	106,276
Change in net unrealized appreciation (depreciation)	(256,830)	(30,254)
Net increase (decrease) in net assets resulting from operations	(128,516)	84,981

Distributions to shareholders from distributable earnings(1):
Class A	(55,586)	(9,380)
Class C	(4,523)	(978)
Class R	(763)	(149)
Class Y	(77,362)	(17,783)
Class R5	(431)	(122)
Class R6	(431)	(122)
Total distributions from distributable earnings	(139,096)	(28,534)

Share transactions–net:
Class A	393,654	69,894
Class C	(41,894)	16,225
Class R	2,224	75
Class Y	325,219	928,614
Net increase in net assets resulting from share transactions	679,203	1,014,808
Net increase in net assets	411,591	1,071,255

Net assets:
Beginning of year	2,620,083	1,548,828
End of year	$3,031,674	$2,620,083

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $6,842, $356, $99, $13,866, $95 and $95 and distributions from net realized gains were $2,538, $622, $50, $3,917, $27 and $27 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Alternative Strategies Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

16                         Invesco Alternative Strategies Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

17                         Invesco Alternative Strategies Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 1.04% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $4,239, reimbursed fund level expenses of $218,500 and reimbursed class level expenses of $2,481, $350, $43, $3,673, $10 and $10 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

18                         Invesco Alternative Strategies Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $1,028 in front-end sales commissions from the sale of Class A shares and $145 from Class C shares for CDSC imposed upon redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $114.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

19                         Invesco Alternative Strategies Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$45,054	$25,442
Long-term capital gain	94,042	3,092
Total distributions	$139,096	$28,534

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$11,401
Undistributed long-term gain	143,792
Net unrealized appreciation (depreciation) — investments	(387,927)
Temporary book/tax differences	(9,354)
Shares of beneficial interest	3,273,762
Total net assets	$3,031,674

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $1,582,498 and $845,076, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,490
Aggregate unrealized (depreciation) of investments	(390,417)
Net unrealized appreciation (depreciation) of investments	$(387,927)

Cost of investments for tax purposes is $3,417,540.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of underlying funds and partnerships, on December 31, 2018, undistributed net investment income (loss) was decreased by $6,586 and undistributed net realized gain was increased by $6,586. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

20                         Invesco Alternative Strategies Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	91,530	$881,753	28,060	$271,863
Class C	3,367	32,241	11,926	114,874
Class R	197	1,844	70	685
Class Y	51,669	498,850	101,400	979,722

Issued as reinvestment of dividends:
Class A	5,203	46,569	796	7,757
Class C	453	4,026	92	896
Class R	43	380	7	69
Class Y	4,701	42,168	900	8,792

Reacquired:
Class A	(55,400)	(534,668)	(21,786)	(209,726)
Class C	(8,161)	(78,161)	(10,321)	(99,545)
Class R	—	—	(70)	(679)
Class Y	(22,743)	(215,799)	(6,166)	(59,900)
Net increase in share activity	70,859	$679,203	104,908	$1,014,808

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

21                         Invesco Alternative Strategies Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$9.79	$0.12	$(0.55)	$(0.43)	$(0.13)	$(0.28)	$(0.41)	$8.95	(4.39)%	$1,237	0.37	%(e)	8.48	%(e)	1.19	%(e)	30%
Year ended 12/31/17	9.54	0.03	0.32	0.35	(0.07)	(0.03)	(0.10)	9.79	3.66	948	0.30		11.13		0.35		43
Year ended 12/31/16	9.32	0.32	0.24	0.56	(0.34)	(0.00)	(0.34)	9.54	5.97	856	0.51		18.77		3.39		45
Year ended 12/31/15	9.95	0.41	(0.62)	(0.21)	(0.40)	(0.02)	(0.42)	9.32	(2.15)	489	0.52		47.31		4.19		52
Year ended 12/31/14(f)	10.00	0.15	(0.01)	0.14	(0.19)	—	(0.19)	9.95	1.39	152	0.52	(g)	97.85	(g)	6.96	(g)	3
Class C
Year ended 12/31/18	9.72	0.04	(0.54)	(0.50)	(0.05)	(0.28)	(0.33)	8.89	(5.17)	127	1.12	(e)	9.23	(e)	0.44	(e)	30
Year ended 12/31/17	9.48	(0.04)	0.32	0.28	(0.01)	(0.03)	(0.04)	9.72	2.98	181	1.05		11.88		(0.40)		43
Year ended 12/31/16	9.28	0.25	0.22	0.47	(0.27)	(0.00)	(0.27)	9.48	5.10	160	1.26		19.52		2.64		45
Year ended 12/31/15	9.95	0.33	(0.62)	(0.29)	(0.36)	(0.02)	(0.38)	9.28	(2.90)	101	1.27		48.06		3.44		52
Year ended 12/31/14(f)	10.00	0.14	(0.02)	0.12	(0.17)	—	(0.17)	9.95	1.23	21	1.27	(g)	98.60	(g)	6.21	(g)	3
Class R
Year ended 12/31/18	9.77	0.09	(0.54)	(0.45)	(0.10)	(0.28)	(0.38)	8.94	(4.57)	19	0.62	(e)	8.73	(e)	0.94	(e)	30
Year ended 12/31/17	9.52	0.01	0.32	0.33	(0.05)	(0.03)	(0.08)	9.77	3.47	18	0.55		11.38		0.10		43
Year ended 12/31/16	9.31	0.30	0.22	0.52	(0.31)	(0.00)	(0.31)	9.52	5.64	18	0.76		19.02		3.14		45
Year ended 12/31/15	9.95	0.39	(0.63)	(0.24)	(0.38)	(0.02)	(0.40)	9.31	(2.38)	18	0.77		47.56		3.94		52
Year ended 12/31/14(f)	10.00	0.15	(0.02)	0.13	(0.18)	—	(0.18)	9.95	1.34	18	0.77	(g)	98.10	(g)	6.71	(g)	3
Class Y
Year ended 12/31/18	9.82	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.98	(4.17)	1,631	0.12	(e)	8.23	(e)	1.44	(e)	30
Year ended 12/31/17	9.57	0.06	0.31	0.37	(0.09)	(0.03)	(0.12)	9.82	3.88	1,453	0.05		10.88		0.60		43
Year ended 12/31/16	9.34	0.35	0.23	0.58	(0.35)	(0.00)	(0.35)	9.57	6.28	495	0.26		18.52		3.64		45
Year ended 12/31/15	9.96	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.34	(1.89)	256	0.27		47.06		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.01)	0.15	(0.19)	—	(0.19)	9.96	1.54	309	0.27	(g)	97.60	(g)	7.21	(g)	3
Class R5
Year ended 12/31/18	9.81	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.97	(4.17)	9	0.12	(e)	8.10	(e)	1.44	(e)	30
Year ended 12/31/17	9.55	0.06	0.32	0.38	(0.09)	(0.03)	(0.12)	9.81	4.00	10	0.05		10.72		0.60		43
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26		18.23		3.64		45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3
Class R6
Year ended 12/31/18	9.81	0.14	(0.55)	(0.41)	(0.15)	(0.28)	(0.43)	8.97	(4.17)	9	0.12	(e)	8.10	(e)	1.44	(e)	30
Year ended 12/31/17	9.55	0.06	0.32	0.38	(0.09)	(0.03)	(0.12)	9.81	4.00	10	0.05		10.72		0.60		43
Year ended 12/31/16	9.33	0.35	0.22	0.57	(0.35)	(0.00)	(0.35)	9.55	6.18	10	0.26		18.23		3.64		45
Year ended 12/31/15	9.95	0.44	(0.63)	(0.19)	(0.41)	(0.02)	(0.43)	9.33	(1.89)	9	0.27		46.77		4.44		52
Year ended 12/31/14(f)	10.00	0.16	(0.02)	0.14	(0.19)	—	(0.19)	9.95	1.44	10	0.27	(g)	96.70	(g)	7.21	(g)	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.07%, 1.04%, 1.14%, 1.02% and 1.73% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,064, $150, $19, $1,575, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

22                         Invesco Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Alternative Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Alternative Strategies Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco Alternative Strategies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$964.00	$1.98	$1,023.19	$2.04	0.40%
C	1,000.00	960.20	5.68	1,019.41	5.85	1.15
R	1,000.00	963.20	3.22	1,021.93	3.31	0.65
Y	1,000.00	965.20	0.74	1,024.45	0.77	0.15
R5	1,000.00	965.20	0.74	1,024.45	0.77	0.15
R6	1,000.00	965.20	0.74	1,024.45	0.77	0.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Alternative Strategies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$94,042
Qualified Dividend Income*	28.37%
Corporate Dividends Received Deduction*	10.14%
U.S. Treasury Obligations*	0.89%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Alternative Strategies Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Alternative Strategies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Alternative Strategies Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 022-57526	Invesco Distributors, Inc.	ALST-AR-1	02202019	0959

Annual Report to Shareholders	December 31, 2018
Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Balanced-Risk Retirement Funds

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2018, Class A shares of Invesco Balanced-Risk Retirement Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement Now Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.70%
Class AX Shares	-3.59
Class C Shares	-4.27
Class CX Shares	-4.28
Class R Shares	-3.81
Class RX Shares	-3.81
Class Y Shares	-3.36
Class R5 Shares	-3.36
Class R6 Shares	-3.36
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	-2.28
Custom Invesco Balanced-Risk Retirement Now Index◆ (Style-Specific Index)	-2.31
Lipper Mixed-Asset Target Today Index▲ (Peer Group Index)	-3.24
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement Now Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2018, IBRA reported negative absolute performance as two of the three asset classes in which IBRA invests (stocks and commodities) detracted from Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s portfolio is contructed so that an approximately equal amount of risk comes from IBRA’s equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from IBRA’s performance for the year as all six markets in which IBRA invests posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict with the US, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pullback in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from IBRA’s results during the year as losses from overweight exposures to Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-caps.

    IBRA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to its results for the year as five of the six markets in which IBRA invests posted positive performance. German government bonds were the top contributor to IBRA’s performance after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/18**
Equities	26.83%	18.73%
Fixed Income	47.94	48.11
Commodities	21.23	17.22
Cash	4.00	40.48
Total	100.00	124.54

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$19.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	IANAX
Class AX Shares	VIRAX
Class C Shares	IANCX
Class CX Shares	VIRCX
Class R Shares	IANRX
Class RX Shares	VIRRX
Class Y Shares	IANYX
Class R5 Shares	IANIX
Class R6 Shares	IANFX

4 Invesco Balanced-Risk Retirement Funds

later in 2018. Prices then rose later in the year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from IBRA’s results during the year as losses in Germany and the UK were not fully offset by gains in the US.

    IBRA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from its performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict between the US and China, and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from IBRA’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from IBRA’s results. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from IBRA’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to IBRA’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement Now Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2018, Class A shares of Invesco Balanced-Risk Retirement 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2020 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.20%
Class AX Shares	-4.20
Class C Shares	-4.93
Class CX Shares	-4.93
Class R Shares	-4.44
Class RX Shares	-4.33
Class Y Shares	-3.88
Class R5 Shares	-3.85
Class R6 Shares	-3.96
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	-2.28
Custom Invesco Balanced-Risk Retirement 2020 Index◆ (Style-Specific Index)	-2.81
Lipper Mixed-Asset Target 2020 Funds Index▲ (Peer Group Index)	-4.59
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2020 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy with the goal of achieving real return and capital preservation for investors in retirement. As a result of the Fund’s strategy to invest in IBRA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets between the underlying funds.

    For the year ended December 31, 2018, IBRA reported negative absolute performance as two of the three asset classes in which IBRA invests (stocks and commodities) detracted from Fund performance. IBRA invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, IBRA’s portfolio is contructed so that an approximately equal amount of risk comes from IBRA’s equity, fixed income and commodity allocations. Tactical adjustments to IBRA’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    IBRA’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from IBRA’s performance for the year as all six markets in which IBRA invests posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict with the US, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pullback in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from IBRA’s results during the year as losses from overweight exposures to Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-caps.

    IBRA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to its results for the year as five of the six markets in which IBRA invests posted positive performance. German government bonds were the top contributor to IBRA’s performance after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/18**
Equities	27.05%	20.19%
Fixed Income	48.33	51.87
Commodities	21.40	18.56
Cash	3.22	34.96
Total	100.00	125.58

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$46.8 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class AX Shares	VRCAX
Class C Shares	AFTCX
Class CX Shares	VRCCX
Class R Shares	ATFRX
Class RX Shares	VRCRX
Class Y Shares	AFTYX
Class R5 Shares	AFTSX
Class R6 Shares	VRCFX

6 Invesco Balanced-Risk Retirement Funds

later in 2018. Prices then rose later in the year after Italy elected a new government — sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from IBRA’s results during the year as losses in Germany and the UK were not fully offset by gains in the US.

    IBRA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from its performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict between the US and China, and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from IBRA’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from IBRA’s results. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from IBRA’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to IBRA’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that IBRA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2020 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

7 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2018, Class A shares of Invesco Balanced-Risk Retirement 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2030 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.09%
Class AX Shares	-7.08
Class C Shares	-7.74
Class CX Shares	-7.85
Class R Shares	-7.35
Class RX Shares	-7.24
Class Y Shares	-6.95
Class R5 Shares	-6.93
Class R6 Shares	-6.82
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	-2.28
Custom Invesco Balanced-Risk Retirement 2030 Index◆ (Style-Specific Index)	-5.19
Lipper Mixed-Asset Target 2030 Funds Index▲ (Peer Group Index)	-6.01
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2030 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    For the year ended December 31, 2018, IBRA and IBRAA reported negative absolute performance as two of the three asset classes in which IBRA and IBRAA invest (stocks and commodities) detracted from Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to each of IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from results for the year as all six markets in which IBRA and IBRAA invest posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pullback in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from each of IBRA’s and IBRAA’s results during the year as losses from overweight exposures to Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-caps.

    Each of IBRA’s and IBRAA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to the underlying funds’ results for the year as five of the six markets in which IBRA and IBRAA invest

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/18**
Equities	27.94%	31.27%
Fixed Income	49.92	80.35
Commodities	22.10	28.75
Cash	0.04	0.72
Total	100.00	141.09

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$53.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	TNAAX
Class AX Shares	VREAX
Class C Shares	TNACX
Class CX Shares	VRECX
Class R Shares	TNARX
Class RX Shares	VRERX
Class Y Shares	TNAYX
Class R5 Shares	TNAIX
Class R6 Shares	TNAFX

8 Invesco Balanced-Risk Retirement Funds

posted positive performance. German government bonds were the top contributor to each of IBRA’s and IBRAA’s performance after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases later in 2018. Prices then rose later in the year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from each of IBRA’s and IBRAA’s results during the year as losses in Germany and the UK were not fully offset by gains in the US.

    Each of IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from the underlying funds’ performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from each of IBRA’s and IBRAA’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from each of IBRA’s and IBRAA’s results. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from each of IBRA’s and IBRAA’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to each of IBRA’s and IBRAA’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that each of IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2030 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

9 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2018, Class A shares of Invesco Balanced-Risk Retirement 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2040 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.27%
Class AX Shares	-8.28
Class C Shares	-8.87
Class CX Shares	-9.01
Class R Shares	-8.44
Class RX Shares	-8.44
Class Y Shares	-7.99
Class R5 Shares	-8.10
Class R6 Shares	-7.99
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	-2.28
Custom Invesco Balanced-Risk Retirement 2040 Index◆ (Style-Specific Index)	-5.63
Lipper Mixed-Asset Target 2040 Funds Index▲ (Peer Group Index)	-7.77
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2040 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    For the year ended December 31, 2018, IBRA and IBRAA reported negative absolute performance as two of the three asset classes in which IBRA and IBRAA invest (stocks and commodities) detracted from Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to each of IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from results for the year as all six markets in which IBRA and IBRAA invest posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pullback in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from each of IBRA’s and IBRAA’s results during the year as losses from overweight exposures to Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-caps.

    Each of IBRA’s and IBRAA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to the underlying funds’ results for the year as five of the six markets in which IBRA and IBRAA invest

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/18**
Equities	27.94%	36.68%
Fixed Income	49.93	94.24
Commodities	22.11	33.72
Cash	0.02	0.38
Total	100.00	165.02

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$39.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	TNDAX
Class AX Shares	VRGAX
Class C Shares	TNDCX
Class CX Shares	VRGCX
Class R Shares	TNDRX
Class RX Shares	VRGRX
Class Y Shares	TNDYX
Class R5 Shares	TNDIX
Class R6 Shares	TNDFX

10 Invesco Balanced-Risk Retirement Funds

posted positive performance. German government bonds were the top contributor to each of IBRA’s and IBRAA’s performance after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases later in 2018. Prices then rose later in the year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from each of IBRA’s and IBRAA’s results during the year as losses in Germany and the UK were not fully offset by gains in the US.

    Each of IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from the underlying funds’ performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from each of IBRA’s and IBRAA’s performance. Sugar suffered as bumper crops in India and Thai-land continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from each of IBRA’s and IBRAA’s results. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from each of IBRA’s and IBRAA’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to each of IBRA’s and IBRAA’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that each of IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2040 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement2040 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

11 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2018, Class A shares of Invesco Balanced-Risk Retirement 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Balanced-Risk Retirement 2050 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.34%
Class AX Shares	-9.33
Class C Shares	-9.99
Class CX Shares	-9.99
Class R Shares	-9.52
Class RX Shares	-9.64
Class Y Shares	-9.18
Class R5 Shares	-9.17
Class R6 Shares	-9.16
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	-2.28
Custom Invesco Balanced-Risk Retirement 2050 Index◆ (Style-Specific Index)	-6.08
Lipper Mixed-Asset Target 2050 Funds Index▲ (Peer Group Index)	-8.28
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ▲Lipper Inc.

Market conditions and your Fund

Invesco Balanced-Risk Retirement 2050 Fund invests in a combination of Invesco Balanced-Risk Allocation Fund (IBRA), Invesco Balanced-Risk Aggressive Allocation Fund (IBRAA) and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy which transitions from an accumulation strategy to a real return strategy at the target retirement date. As a result of the Fund’s strategy to invest in IBRA, IBRAA and affiliated money market funds, the Fund’s performance can be attributed to the performance of these underlying funds and the allocation of the Fund’s assets among the underlying funds.

    For the year ended December 31, 2018, IBRA and IBRAA reported negative absolute performance as two of the three asset classes in which IBRA and IBRAA invest (stocks and commodities) detracted from Fund performance. IBRA and IBRAA invest in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to each of IBRA’s and IBRAA’s portfolios are then made on a monthly basis to try and take advantage of short-term market dynamics.

    Each of IBRA’s and IBRAA’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from results for the year as all six markets in which IBRA and IBRAA invest posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pullback in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from each of IBRA’s and IBRAA’s results during the year as losses from overweight exposures to Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-caps.

    Each of IBRA’s and IBRAA’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to the underlying funds’ results for the year as five of the six markets in which IBRA and IBRAA invest posted positive performance. German government

Portfolio Composition
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/18**
Equities	27.94%	41.69%
Fixed Income	49.92	107.12
Commodities	22.11	38.33
Cash	0.03	0.55
Total	100.00	187.69

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$29.0 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	TNEAX
Class AX Shares	VRIAX
Class C Shares	TNECX
Class CX Shares	VRICX
Class R Shares	TNERX
Class RX Shares	VRIRX
Class Y Shares	TNEYX
Class R5 Shares	TNEIX
Class R6 Shares	TNEFX

12 Invesco Balanced-Risk Retirement Funds

bonds were the top contributor to each of IBRA’s and IBRAA’s performance after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases later in 2018. Prices then rose later in the year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from each of IBRA’s and IBRAA’s results during the year as losses in Germany and the UK were not fully offset by gains in the US.

    Each of IBRA’s and IBRAA’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from the underlying funds’ performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from each of IBRA’s and IBRAA’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from each of IBRA’s and IBRAA’s results. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from each of IBRA’s and IBRAA’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to each of IBRA’s and IBRAA’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that each of IBRA’s and IBRAA’s strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Retirement 2050 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined
Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

13 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.
4	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	1.87%
10 Years	3.85
5 Years	0.69
1 Year	-8.97

Class AX Shares
10 Years	3.84%
5 Years	0.69
1 Year	-8.88

Class C Shares
Inception (1/31/07)	1.61%
10 Years	3.69
5 Years	1.13
1 Year	-5.20

Class CX Shares
10 Years	3.67%
5 Years	1.11
1 Year	-5.21

Class R Shares
Inception (1/31/07)	2.10%
10 Years	4.19
5 Years	1.58
1 Year	-3.81

Class RX Shares
10 Years	4.17%
5 Years	1.60
1 Year	-3.81

Class Y Shares
Inception (10/3/08)	3.87%
10 Years	4.71
5 Years	2.10
1 Year	-3.36

Class R5 Shares
Inception (1/31/07)	2.60%
10 Years	4.70
5 Years	2.08
1 Year	-3.36

Class R6 Shares
10 Years	4.60%
5 Years	2.07
1 Year	-3.36

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.83%, 0.83%, 1.58%, 1.58%, 1.08%, 1.08%, 0.58%, 0.58% and 0.58%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.08%, 2.08%, 2.83%, 2.83%, 2.33%, 2.33%, 1.83%, 1.74% and 1.68%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

15 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.
4	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.54%
10 Years	6.15
5 Years	1.27
1 Year	-9.50

Class AX Shares
10 Years	6.15%
5 Years	1.29
1 Year	-9.50

Class C Shares
Inception (1/31/07)	2.24%
10 Years	5.96
5 Years	1.65
1 Year	-5.86

Class CX Shares
10 Years	5.95%
5 Years	1.65
1 Year	-5.86

Class R Shares
Inception (1/31/07)	2.76%
10 Years	6.47
5 Years	2.15
1 Year	-4.44

Class RX Shares
10 Years	6.49%
5 Years	2.18
1 Year	-4.33

Class Y Shares
Inception (10/3/08)	5.51%
10 Years	7.01
5 Years	2.71
1 Year	-3.88

Class R5 Shares
Inception (1/31/07)	3.29%
10 Years	7.02
5 Years	2.69
1 Year	-3.85

Class R6 Shares
10 Years	6.92%
5 Years	2.67
1 Year	-3.96

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.91%, 0.91%, 1.66%, 1.66%, 1.16%, 1.16%, 0.66%, 0.66% and 0.66%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.54%, 1.54%, 2.29%, 2.29%, 1.79%, 1.79%, 1.29%, 1.20% and 1.11%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.66%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

17 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.
4	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.38%
10 Years	6.93
5 Years	1.81
1 Year	-12.23

Class AX Shares
10 Years	6.94%
5 Years	1.83
1 Year	-12.21

Class C Shares
Inception (1/31/07)	2.10%
10 Years	6.73
5 Years	2.25
1 Year	-8.64

Class CX Shares
10 Years	6.75%
5 Years	2.23
1 Year	-8.74

Class R Shares
Inception (1/31/07)	2.60%
10 Years	7.28
5 Years	2.75
1 Year	-7.35

Class RX Shares
10 Years	7.29%
5 Years	2.75
1 Year	-7.24

Class Y Shares
Inception (10/3/08)	5.85%
10 Years	7.79
5 Years	3.22
1 Year	-6.95

Class R5 Shares
Inception (1/31/07)	3.12%
10 Years	7.80
5 Years	3.23
1 Year	-6.93

Class R6 Shares
10 Years	7.70%
5 Years	3.23
1 Year	-6.82

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.
    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.11%, 1.11%, 1.86%, 1.86%, 1.36%, 1.36%, 0.86%, 0.86% and 0.86%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.71%, 1.71%, 2.46%, 2.46%, 1.96%, 1.96%, 1.46%, 1.35% and 1.27%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.86%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

19 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, FactSet Research Systems Inc.
4	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.29%
10 Years	7.24
5 Years	2.25
1 Year	-13.29

Class AX Shares
10 Years	7.23%
5 Years	2.23
1 Year	-13.31

Class C Shares
Inception (1/31/07)	2.03%
10 Years	7.07
5 Years	2.71
1 Year	-9.76

Class CX Shares
10 Years	7.05%
5 Years	2.69
1 Year	-9.89

Class R Shares
Inception (1/31/07)	2.53%
10 Years	7.60
5 Years	3.20
1 Year	-8.44

Class RX Shares
10 Years	7.58%
5 Years	3.17
1 Year	-8.44

Class Y Shares
Inception (10/3/08)	6.00%
10 Years	8.11
5 Years	3.69
1 Year	-7.99

Class R5 Shares
Inception (1/31/07)	3.03%
10 Years	8.12
5 Years	3.68
1 Year	-8.10

Class R6 Shares
10 Years	8.02%
5 Years	3.68
1 Year	-7.99

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.15%, 1.15%, 1.90%, 1.90%, 1.40%, 1.40%, 0.90%, 0.90% and 0.90%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.97%, 1.97%, 2.72%, 2.72%, 2.22%, 2.22%, 1.72%, 1.55% and 1.46%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.90%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

21 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, FactSet Research Systems Inc.
4	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The Lipper Mixed-Asset Target 2050 Funds Index is not shown on the chart as the index does not have sufficient performance history.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	2.25%
10 Years	7.47
5 Years	2.64
1 Year	-14.30

Class AX Shares
10 Years	7.46%
5 Years	2.66
1 Year	-14.28

Class C Shares
Inception (1/31/07)	2.00%
10 Years	7.30
5 Years	3.09
1 Year	-10.86

Class CX Shares
10 Years	7.30%
5 Years	3.12
1 Year	-10.86

Class R Shares
Inception (1/31/07)	2.49%
10 Years	7.85
5 Years	3.59
1 Year	-9.52

Class RX Shares
10 Years	7.81%
5 Years	3.59
1 Year	-9.64

Class Y Shares
Inception (10/3/08)	6.12%
10 Years	8.34
5 Years	4.09
1 Year	-9.18

Class R5 Shares
Inception (1/31/07)	2.99%
10 Years	8.35
5 Years	4.08
1 Year	-9.17

Class R6 Shares
10 Years	8.25%
5 Years	4.08
1 Year	-9.16

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.18%, 1.18%, 1.93%, 1.93%, 1.43%, 1.43%, 0.93%, 0.93% and 0.93%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.36%, 2.36%, 3.11%, 3.11%, 2.61%, 2.61%, 2.11%, 1.87% and 1.77%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Class AX share performance reflects the maximum 5.50% sales charge, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.93%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

23 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices, and as a secondary objective, capital preservation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

The principal risks of investing in the Funds and the underlying funds are:

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis

(i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic

24 Invesco Balanced-Risk Retirement Funds

variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the continued on page 26

25 Invesco Balanced-Risk Retirement Funds

continued from page 25

applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Money market fund risk. Although an underlying money market fund seeks to preserve the value of the Fund’s investment at $1.00 per share, the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain an underlying money market fund’s $1.00 share price at any time. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While an underlying money market fund’s Board may implement procedures to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors, an underlying money market fund’s Board has not elected to do so at this time. Should an underlying money market fund’s Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in an underlying money market fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. Repurchase Agreement Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.

26 Invesco Balanced-Risk Retirement Funds

∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although an underlying fund’s investment strategy targets a specific volatility level, certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, an underlying fund’s expenses could absorb all or a portion of an underlying fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.
∎	The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
∎	The Custom Invesco Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement Now Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Bloomberg Barclays U.S. Universal and Three-month U.S. Treasury Bill. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index, the JP Morgan Global Government Index and the U.S. 3-Month Treasury Bill Index. Since December 1, 2009, the index has comprised the MSCI World Index, Bloomberg Barclays U.S. Aggregate Bond Index and FTSE US 3-Month Treasury Bill Index. The composition of the index may change based on the Fund’s target allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk

Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the U.S. 3-Month Treasury Bill Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.

∎	The Custom Invesco Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2040 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal.

continued on page 28

27 Invesco Balanced-Risk Retirement Funds

continued from page 27

From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Custom Invesco Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Bloomberg Barclays U.S. Universal. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US real estate investment trusts (REITs).
∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The JP Morgan Global Government Bond Index tracks fixed-rate issuances from high-income countries spanning the globe.
∎	The Lipper Mixed-Asset Target Today Index is an unmanaged index considered representative of mixed-asset target today funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2020 Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2030 Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2040 Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
∎	The Lipper Mixed-Asset Target 2050 Index is an unmanaged index considered representative of mixed-asset target 2050 funds tracked by Lipper.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI WorldSM Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance of the three-month US Treasury bill.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

28 Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2018

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–100.87%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–60.39%
Invesco Balanced-Risk Allocation Fund– Class R6(b)	60.39%	$15,040,728	$146,454	$(2,831,291)	$(884,147)	$40,485	$—	1,120,957	$11,512,229

Money Market Funds–40.48%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(c)	24.29%	5,848,441	2,183,074	(3,401,675)	—	—	90,966	4,629,840	4,629,840
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	16.19%	3,898,960	5,135,136	(5,947,536)	—	—	60,447	3,086,560	3,086,560
Total Money Market Funds		9,747,401	7,318,210	(9,349,211)	—	—	151,413		7,716,400
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $19,730,562)	100.87%	$24,788,129	$7,464,664	$(12,180,502)	$(884,147)	$40,485	$151,413		$19,228,629
OTHER ASSETS LESS LIABILITIES	(0.87)%								(166,663)
NET ASSETS	100.00%								$19,061,966

Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers–100.07%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–65.11%
Invesco Balanced-Risk Allocation Fund– Class R6(b)	65.11%	$46,601,141	$—	$(13,803,365)	$(2,570,226)	$217,765	$—	2,964,490	$30,445,315

Money Market Funds–34.96%
Invesco Government & Agency–Institutional Class, 2.30%(c)	20.98%	11,006,717	9,543,383	(10,741,729)	—	—	185,024	9,808,371	9,808,371
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	13.98%	7,337,811	13,662,580	(14,461,477)	—	—	122,923	6,538,914	6,538,914
Total Money Market Funds		18,344,528	23,205,963	(25,203,206)	—	—	307,947		16,347,285
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $48,181,859)	100.07%	$64,945,669	$23,205,963	$(39,006,571)	$(2,570,226)	$217,765	$307,947		$46,792,600
OTHER ASSETS LESS LIABILITIES	(0.07)%								(31,239)
NET ASSETS	100.00%								$46,761,361

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–99.63%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–98.91%
Invesco Balanced-Risk Allocation Fund– Class R6(b)	95.03%	$67,696,154	$1,840,106	$(15,102,900)	$(4,096,870)	$373,404	$—	4,937,672	$50,709,894
Invesco Balanced-Risk Aggressive Allocation Fund(b)	3.88%	5,381,921	49,206	(3,075,507)	36,088	(322,070)	—	271,250	2,069,638
Total Asset Allocation Funds		73,078,075	1,889,312	(18,178,407)	(4,060,782)	51,334	—		52,779,532

Money Market Funds–0.72%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(c)	0.43%	294,743	6,509,097	(6,573,760)	—	—	2,942	230,080	230,080
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	0.29%	196,495	4,446,619	(4,489,727)	—	—	1,969	153,387	153,387
Total Money Market Funds		491,238	10,955,716	(11,063,487)	—	—	4,911		383,467
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $57,674,402)	99.63%	$73,569,313	$12,845,028	$(29,241,894)	$(4,060,782)	$51,334	$4,911		$53,162,999
OTHER ASSETS LESS LIABILITIES	0.37%								195,466
NET ASSETS	100.00%								$53,358,465

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–99.78%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–99.40%
Invesco Balanced-Risk Allocation Fund– Class R6(b)	61.62%	$31,154,838	$2,056,659	$(7,400,247)	$(1,973,827)	$193,819	$—	2,339,946	$24,031,242
Invesco Balanced-Risk Aggressive Allocation Fund(b)	37.78%	22,366,385	751,068	(6,647,297)	(1,576,778)	(158,579)	—	1,931,166	14,734,799
Total Asset Allocation Funds		53,521,223	2,807,727	(14,047,544)	(3,550,605)	35,240	—		38,766,041

Money Market Funds–0.38%
Invesco Government & Agency–Institutional Class, 2.30%(c)	0.23%	255,193	3,978,671	(4,145,050)	—	—	2,309	88,814	88,814
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	0.15%	170,129	2,785,952	(2,896,871)	—	—	1,533	59,210	59,210
Total Money Market Funds		425,322	6,764,623	(7,041,921)	—	—	3,842		148,024
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $46,830,451)	99.78%	$53,946,545	$9,572,350	$(21,089,465)	$(3,550,605)	$35,240	$3,842		$38,914,065
OTHER ASSETS LESS LIABILITIES	0.22%								87,178
NET ASSETS	100.00%								$39,001,243

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–99.95%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–99.40%
Invesco Balanced-Risk Allocation Fund– Class R6(b)	29.30%	$10,000,511	$1,586,313	$(2,480,146)	$(320,545)	$(281,436)	$—	828,111	$8,504,697
Invesco Balanced-Risk Aggressive Allocation Fund(b)	70.10%	28,181,038	1,685,053	(7,224,171)	(1,198,213)	(1,093,800)	—	2,667,091	20,349,907
Total Asset Allocation Funds		38,181,549	3,271,366	(9,704,317)	(1,518,758)	(1,375,236)	—		28,854,604

Money Market Funds–0.55%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(c)	0.33%	—	4,423,601	(4,327,298)	—	—	1,902	96,303	96,303
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	0.22%	—	3,065,616	(3,001,414)	—	—	1,262	64,202	64,202
Total Money Market Funds		—	7,489,217	(7,328,712)	—	—	3,164		160,505
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $33,492,557)	99.95%	$38,181,549	$10,760,583	$(17,033,029)	$(1,518,758)	$(1,375,236)	$3,164		$29,015,109
OTHER ASSETS LESS LIABILITIES	0.05%								15,267
NET ASSETS	100.00%								$29,030,376

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2018

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$19,228,629	$46,792,600	$53,162,999	$38,914,065	$29,015,109
Cash	—	10,158	51,218	30,155	—
Receivable for:
Dividends from affiliated underlying funds	14,317	30,175	601	331	474
Fund shares sold	3,383	123,502	198,127	122,362	126,383
Fund expenses absorbed	—	30,964	—	—	—
Investment for trustee deferred compensation and retirement plans	39,978	36,206	35,963	33,137	30,093
Other assets	46,306	48,115	48,770	48,209	47,765
Total assets	19,332,613	47,071,720	53,497,678	39,148,259	29,219,824

Liabilities:
Payable for:
Amount due to custodian	—	—	—	—	14,992
Fund shares repurchased	175,105	192,389	16,156	41,664	75,991
Accrued fees to affiliates	15,130	36,872	41,838	35,531	34,445
Accrued trustees’ and officers’ fees and benefits	3,992	7,391	4,083	4,062	4,015
Accrued other operating expenses	35,512	35,530	39,184	31,551	29,093
Trustee deferred compensation and retirement plans	40,908	38,177	37,952	34,208	30,912
Total liabilities	270,647	310,359	139,213	147,016	189,448
Net assets applicable to shares outstanding	$19,061,966	$46,761,361	$53,358,465	$39,001,243	$29,030,376

Net assets consist of:
Shares of beneficial interest	$19,614,472	$49,834,528	$60,797,398	$49,959,016	$35,601,121
Distributable earnings	(552,506)	(3,073,167)	(7,438,933)	(10,957,773)	(6,570,745)
	$19,061,966	$46,761,361	$53,358,465	$39,001,243	$29,030,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2018

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Net Assets:
Class A	$8,151,350	$27,881,604	$31,240,825	$23,296,871	$16,779,897
Class AX	$6,123,817	$5,157,036	$3,542,942	$1,874,396	$716,793
Class C	$2,313,652	$5,241,988	$9,561,836	$5,919,551	$4,397,839
Class CX	$707,240	$949,786	$489,902	$165,365	$128,547
Class R	$1,374,157	$4,606,957	$6,597,405	$6,534,271	$4,239,528
Class RX	$78,479	$271,545	$370,852	$189,439	$63,638
Class Y	$203,177	$1,935,159	$781,940	$725,092	$2,542,183
Class R5	$101,543	$640,700	$764,534	$288,437	$151,702
Class R6	$8,551	$76,586	$8,229	$7,821	$10,249

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	1,029,995	3,273,616	3,964,874	3,298,798	2,455,769
Class AX	774,843	605,480	449,118	265,831	104,768
Class C	304,932	627,434	1,235,404	854,688	657,429
Class CX	93,282	113,738	63,274	23,931	19,228
Class R	176,055	544,239	843,674	932,611	625,585
Class RX	10,062	32,076	47,450	27,038	9,380
Class Y	25,313	226,726	98,803	102,189	369,960
Class R5	12,661	74,625	96,246	40,586	22,051
Class R6	1,066	8,917	1,036	1,100	1,488
Class A:
Net asset value per share	$7.91	$8.52	$7.88	$7.06	$6.83
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.37	$9.02	$8.34	$7.47	$7.23
Class AX:
Net asset value per share	$7.90	$8.52	$7.89	$7.05	$6.84
Maximum offering price per share (Net asset value ÷ 94.50%)	$8.36	$9.02	$8.35	$7.46	$7.24
Class C:
Net asset value and offering price per share	$7.59	$8.35	$7.74	$6.93	$6.69
Class CX:
Net asset value and offering price per share	$7.58	$8.35	$7.74	$6.91	$6.69
Class R:
Net asset value and offering price per share	$7.81	$8.46	$7.82	$7.01	$6.78
Class RX:
Net asset value and offering price per share	$7.80	$8.47	$7.82	$7.01	$6.78
Class Y:
Net asset value and offering price per share	$8.03	$8.54	$7.91	$7.10	$6.87
Class R5:
Net asset value and offering price per share	$8.02	$8.59	$7.94	$7.11	$6.88
Class R6:
Net asset value and offering price per share	$8.02	$8.59	$7.94	$7.11	$6.89
Cost of investments in affiliated underlying funds	$19,730,562	$48,181,859	$57,674,402	$46,830,451	$33,492,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2018

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Investment income:
Dividends from affiliated underlying funds	$151,413	$307,947	$4,911	$3,842	$3,164

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000
Custodian fees	6,072	6,130	6,221	6,127	2,889
Distribution fees:
Class A	22,961	79,866	90,970	69,996	44,042
Class AX	17,274	14,683	10,299	5,829	2,109
Class B	21	302	235	183	69
Class C	28,542	60,704	105,222	62,637	51,095
Class CX	8,895	10,483	6,524	1,957	1,391
Class R	7,249	31,182	37,978	36,369	22,130
Class RX	418	1,756	2,112	871	349
Transfer agent fees — A, AX, B, C, CX, R, RX and Y	38,654	101,751	130,844	116,969	113,525
Transfer agent fees — R5	109	746	678	297	41
Transfer agent fees — R6	197	287	261	389	327
Trustees’ and officers’ fees and benefits	20,522	24,250	20,897	20,712	20,593
Registration and filing fees	121,723	124,955	124,426	123,426	123,789
Reports to shareholders	16,423	18,677	21,717	18,538	16,611
Professional services fees	38,297	38,307	39,781	35,947	37,119
Other	16,944	17,226	17,257	17,117	16,986
Total expenses	394,301	581,305	665,422	567,364	503,065
Less: Expenses reimbursed and expense offset arrangement(s)	(308,935)	(382,326)	(412,063)	(389,509)	(381,865)
Net expenses	85,366	198,979	253,359	177,855	121,200
Net investment income (loss)	66,047	108,968	(248,448)	(174,013)	(118,036)

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of affiliated underlying fund shares	40,485	217,765	51,334	35,240	(1,375,236)
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(884,147)	(2,570,226)	(4,060,782)	(3,550,605)	(1,518,758)
Net realized and unrealized gain (loss)	(843,662)	(2,352,461)	(4,009,448)	(3,515,365)	(2,893,994)
Net increase (decrease) in net assets resulting from operations	$(777,615)	$(2,243,493)	$(4,257,896)	$(3,689,378)	$(3,012,030)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$66,047	$(24,720)	$108,968	$(102,769)
Net realized gain	40,485	984,531	217,765	2,786,414
Change in net unrealized appreciation (depreciation)	(884,147)	508,684	(2,570,226)	1,871,372
Net increase (decrease) in net assets resulting from operations	(777,615)	1,468,495	(2,243,493)	4,555,017

Distributions to shareholders from distributable earnings:
Class A	(250,369)	(337,655)	(483,179)	(1,048,141)
Class AX	(186,678)	(258,715)	(89,111)	(187,481)
Class B	—	(915)	—	(8,776)
Class C	(68,492)	(110,727)	(92,002)	(156,123)
Class CX	(21,129)	(36,033)	(16,734)	(24,144)
Class R	(40,698)	(45,784)	(81,065)	(189,975)
Class RX	(2,364)	(2,844)	(4,719)	(11,028)
Class Y	(7,559)	(9,929)	(30,577)	(60,386)
Class R5	(3,102)	(4,178)	(10,968)	(22,480)
Class R6	(269)	(21,837)	(1,310)	(93,145)
Total distributions from distributable earnings	(580,660)	(828,617)	(809,665)	(1,801,679)

Share transactions–net:
Class A	(1,343,306)	(327,525)	(6,786,671)	(3,710,264)
Class AX	(1,055,537)	(1,241,989)	(1,025,752)	(992,796)
Class B	(27,702)	(54,808)	(398,544)	(294,741)
Class C	(926,874)	(166,873)	(1,714,241)	(770,615)
Class CX	(357,000)	(549,427)	(121,510)	(381,498)
Class R	97,532	(401,132)	(2,051,446)	(369,338)
Class RX	(3,166)	18,440	(132,808)	(14,134)
Class Y	(85,658)	(167,412)	117,530	(1,800,648)
Class R5	(15,826)	(18,828)	(48,339)	(499,582)
Class R6	(630,042)	53,244	(2,912,355)	1,414,917
Net increase (decrease) in net assets resulting from share transactions	(4,347,579)	(2,856,310)	(15,074,136)	(7,418,699)
Net increase (decrease) in net assets	(5,705,854)	(2,216,432)	(18,127,294)	(4,665,361)

Net assets:
Beginning of year	24,767,820	26,984,252	64,888,655	69,554,016
End of year	$19,061,966	$24,767,820	$46,761,361	$64,888,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2018 and 2017

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(248,448)	$(289,127)	$(174,013)	$(185,510)
Net realized gain	51,334	3,516,730	35,240	3,311,034
Change in net unrealized appreciation (depreciation)	(4,060,782)	3,987,127	(3,550,605)	2,660,056
Net increase (decrease) in net assets resulting from operations	(4,257,896)	7,214,730	(3,689,378)	5,785,580

Distributions to shareholders from distributable earnings:
Class A	(819,080)	(1,209,287)	(705,867)	(1,228,854)
Class AX	(93,258)	(132,906)	(58,522)	(99,407)
Class B	—	(7,606)	—	(7,722)
Class C	(249,033)	(255,594)	(191,898)	(202,087)
Class CX	(13,125)	(15,637)	(5,783)	(6,716)
Class R	(174,888)	(216,537)	(201,390)	(271,662)
Class RX	(9,829)	(14,739)	(5,665)	(5,775)
Class Y	(19,670)	(28,955)	(22,181)	(34,700)
Class R5	(19,906)	(23,625)	(8,737)	(16,591)
Class R6	(221)	(96,715)	(246)	(128,269)
Total distributions from distributable earnings	(1,399,010)	(2,001,601)	(1,200,289)	(2,001,783)

Share transactions–net:
Class A	(7,099,964)	(4,880,949)	(5,906,332)	(918,895)
Class AX	(701,580)	(1,263,878)	(466,144)	(425,655)
Class B	(315,687)	(776,142)	(240,423)	(189,846)
Class C	(1,321,529)	(341,257)	329,883	103,038
Class CX	(171,373)	(131,932)	(23,183)	(97,457)
Class R	(1,223,968)	(742,549)	(286,266)	147,159
Class RX	(148,940)	46,840	48,811	13,324
Class Y	(32,656)	(2,668,093)	(34,238)	(781,351)
Class R5	77,868	(2,306,974)	(92,313)	(367,413)
Class R6	(3,071,974)	852,244	(3,100,058)	851,660
Net increase (decrease) in net assets resulting from share transactions	(14,009,803)	(12,212,690)	(9,770,263)	(1,665,436)
Net increase (decrease) in net assets	(19,666,709)	(6,999,561)	(14,659,930)	2,118,361

Net assets:
Beginning of year	73,025,174	80,024,735	53,661,173	51,542,812
End of year	$53,358,465	$73,025,174	$39,001,243	$53,661,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2018 and 2017

	Invesco Balanced-Risk Retirement 2050 Fund
	2018	2017
Operations:
Net investment income (loss)	$(118,036)	$(124,528)
Net realized gain (loss)	(1,375,236)	2,720,008
Change in net unrealized appreciation (depreciation)	(1,518,758)	1,791,529
Net increase (decrease) in net assets resulting from operations	(3,012,030)	4,387,009

Distributions to shareholders from distributable earnings:
Class A	(547,648)	(908,662)
Class AX	(23,549)	(42,705)
Class B	—	(3,790)
Class C	(147,929)	(199,531)
Class CX	(4,298)	(5,090)
Class R	(140,625)	(172,363)
Class RX	(1,944)	(2,426)
Class Y	(84,681)	(189,757)
Class R5	(4,891)	(4,941)
Class R6	(343)	(71,518)
Total distributions from distributable earnings	(955,908)	(1,600,783)

Share transactions–net:
Class A	(2,174,772)	1,901,807
Class AX	(209,482)	(302,538)
Class B	(92,506)	(172,108)
Class C	(781,486)	139,359
Class CX	3,095	(9,581)
Class R	606,474	340,032
Class RX	15,341	(28,422)
Class Y	(1,321,079)	241,137
Class R5	56,031	(610,780)
Class R6	(1,587,439)	522,727
Net increase (decrease) in net assets resulting from share transactions	(5,485,823)	2,021,633
Net increase (decrease) in net assets	(9,453,761)	4,807,859

Net assets:
Beginning of year	38,484,137	33,676,278
End of year	$29,030,376	$38,484,137

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

37                         Invesco Balanced-Risk Retirement Funds

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of nine different classes of shares: Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. Class AX, Class CX and Class RX shares are closed to new investors. Class Y shares are available only to certain investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

38                         Invesco Balanced-Risk Retirement Funds

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from net investment income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Other Risks — The Funds and certain of the underlying funds are non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

I.

Distributions from Distributable Earnings— In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds’ have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statement of Changes in Net Assets.

39                         Invesco Balanced-Risk Retirement Funds

For the year ended December 31, 2017, distributions from distributable earnings consisted of:

	Invesco Balanced-Risk Retirement Now Fund	Invesco Balanced-Risk Retirement 2020 Fund	Invesco Balanced-Risk Retirement 2030 Fund	Invesco Balanced-Risk Retirement 2040 Fund	Invesco Balanced-Risk Retirement 2050 Fund
Distributions to shareholders from net investment income:
Class A	$(184,495)	$(1,048,141)	$(1,209,287)	$(1,228,854)	$(908,662)
Class AX	(141,518)	(187,481)	(132,906)	(99,407)	(42,705)
Class B	(467)	(8,776)	(7,606)	(7,722)	(3,790)
Class C	(56,400)	(156,123)	(255,594)	(202,087)	(199,531)
Class CX	(18,362)	(24,144)	(15,637)	(6,716)	(5,090)
Class R	(24,770)	(189,975)	(216,537)	(271,662)	(172,363)
Class RX	(1,509)	(11,028)	(14,739)	(5,775)	(2,426)
Class Y	(6,014)	(60,386)	(28,955)	(34,700)	(189,757)
Class R5	(2,316)	(22,480)	(23,625)	(16,591)	(4,941)
Class R6	(12,149)	(93,145)	(96,715)	(128,269)	(71,518)
Total distributions from net investment income	(448,000)	(1,801,679)	(2,001,601)	(2,001,783)	(1,600,783)

Distributions to shareholders from net realized gains:
Class A	(153,160)	—	—	—	—
Class AX	(117,197)	—	—	—	—
Class B	(448)	—	—	—	—
Class C	(54,327)	—	—	—	—
Class CX	(17,671)	—	—	—	—
Class R	(21,014)	—	—	—	—
Class RX	(1,335)	—	—	—	—
Class Y	(3,915)	—	—	—	—
Class R5	(1,862)	—	—	—	—
Class R6	(9,688)	—	—	—	—
Total distributions from net realized gains	$(380,617)	$—	$—	$—	$—

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and, for Invesco Balanced-Risk Retirement Now Fund, a separate sub-advisory agreement with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A/AX	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	0.50%	0.00%	0.00%	0.00%

Prior to their conversion to Class A shares, the expense limit for Class B shares for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund were 1.00%, 1.00%, 1.00%, 1.00% and 1.00%, respectively, of average daily net assets. In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee

40                         Invesco Balanced-Risk Retirement Funds

waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended December 31, 2018, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$269,975	$16,130	$12,134	$4	$5,013	$1,562	$2,546	$147	$588	$109	$197
Invesco Balanced-Risk Retirement 2020 Fund	279,542	60,096	11,048	57	11,420	1,972	11,732	661	3,505	746	287
Invesco Balanced-Risk Retirement 2030 Fund	280,280	77,407	8,763	50	22,384	1,388	16,158	899	1,670	678	261
Invesco Balanced-Risk Retirement 2040 Fund	271,854	71,415	5,947	47	15,977	499	18,553	444	2,077	297	389
Invesco Balanced-Risk Retirement 2050 Fund	267,972	61,456	2,943	24	17,824	485	15,440	243	12,928	41	327

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Trust paid an annual rate of 1.00% of the average daily net assets of Class B shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statements of Operations as Distribution fees.

Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class B	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$3,034	$79	$26	$0	$0	$177	$0
Invesco Balanced-Risk Retirement 2020 Fund	7,890	433	0	0	0	900	0
Invesco Balanced-Risk Retirement 2030 Fund	14,211	2,792	7	0	0	647	68
Invesco Balanced-Risk Retirement 2040 Fund	16,723	202	20	0	0	1,254	138
Invesco Balanced-Risk Retirement 2050 Fund	16,551	89	13	0	0	1,458	0

The underlying Invesco Funds pay no distribution fees for Class R6 shares or shares of Invesco Balanced-Risk Aggressive Allocation Fund, and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

41                         Invesco Balanced-Risk Retirement Funds

As of December 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$530
Invesco Balanced-Risk Retirement 2020 Fund	1,260
Invesco Balanced-Risk Retirement 2030 Fund	2,125
Invesco Balanced-Risk Retirement 2040 Fund	2,010
Invesco Balanced-Risk Retirement 2050 Fund	2,182

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018			2017
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Balanced-Risk Retirement Now Fund	$88,398	$492,262	$580,660	$448,000	$380,617	$828,617
Invesco Balanced-Risk Retirement 2020 Fund	809,665	—	809,665	1,801,679	—	1,801,679
Invesco Balanced-Risk Retirement 2030 Fund	1,399,010	—	1,399,010	2,001,601	—	2,001,601
Invesco Balanced-Risk Retirement 2040 Fund	1,200,289	—	1,200,289	2,001,783	—	2,001,783
Invesco Balanced-Risk Retirement 2050 Fund	521,001	434,907	955,908	1,600,783	—	1,600,783

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation) – Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Post-October Deferrals	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$471	$(510,701)	$(36,987)	$—	$(5,289)	$19,614,472	$19,061,966
Invesco Balanced-Risk Retirement 2020 Fund	90,272	(1,487,679)	(34,828)	(1,640,932)	—	49,834,528	46,761,361
Invesco Balanced-Risk Retirement 2030 Fund	—	(4,834,286)	(34,602)	(2,570,045)	—	60,797,398	53,358,465
Invesco Balanced-Risk Retirement 2040 Fund	—	(8,339,322)	(30,996)	(2,587,455)	—	49,959,016	39,001,243
Invesco Balanced-Risk Retirement 2050 Fund	—	(5,276,864)	(27,890)	(1,265,991)	—	35,601,121	29,030,376
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

42                         Invesco Balanced-Risk Retirement Funds

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have a capital loss carryforward as of December 31, 2018, as follows:

	Short-Term	Long-Term
Fund	Not Subject to Expiration	Not Subject to Expiration	Total
Invesco Balanced-Risk Retirement 2020 Fund	$—	$1,640,932	$1,640,932
Invesco Balanced-Risk Retirement 2030 Fund	44,880	2,525,165	2,570,045
Invesco Balanced-Risk Retirement 2040 Fund	—	2,587,455	2,587,455
Invesco Balanced-Risk Retirement 2050 Fund	—	1,265,991	1,265,991

NOTE 8—Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2018*		At December 31, 2018
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
	Purchases	Sales
Invesco Balanced-Risk Retirement Now Fund	$146,454	$2,831,291	$19,739,330	$—	$(510,701)	$(510,701)
Invesco Balanced-Risk Retirement 2020 Fund	—	13,803,365	48,280,279	—	(1,487,679)	(1,487,679)
Invesco Balanced-Risk Retirement 2030 Fund	1,889,312	18,178,407	57,997,285	—	(4,834,286)	(4,834,286)
Invesco Balanced-Risk Retirement 2040 Fund	2,807,727	14,047,544	47,253,387	—	(8,339,322)	(8,339,322)
Invesco Balanced-Risk Retirement 2050 Fund	3,271,366	9,704,317	34,291,973	—	(5,276,864)	(5,276,864)

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and distributions from underlying funds, on December 31, 2018. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$(9,583)	$5,058	$4,525
Invesco Balanced-Risk Retirement 2030 Fund	270,132	—	(270,132)
Invesco Balanced-Risk Retirement 2040 Fund	190,440	—	(190,440)
Invesco Balanced-Risk Retirement 2050 Fund	129,485	5,631	(135,116)

43                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	190,066	$1,583,351	246,734	$2,077,368
Class AX	13,447	110,822	9,660	80,767
Class B(b)	—	—	832	6,862
Class C	30,672	247,178	65,777	537,679
Class CX	64	521	518	4,211
Class R	58,779	482,034	59,787	498,640
Class RX	10,774	87,744	2,290	19,145
Class Y	14,467	124,159	39,309	333,894
Class R5	1,140	9,686	819	6,988
Class R6	31,984	274,517	26,194	222,636

Issued as reinvestment of dividends:
Class A	29,313	232,163	36,666	307,495
Class AX	22,905	181,177	29,690	248,691
Class B(b)	—	—	113	914
Class C	7,761	58,899	11,793	95,521
Class CX	2,563	19,451	4,250	34,379
Class R	5,177	40,432	5,487	45,472
Class RX	269	2,097	307	2,544
Class Y	907	7,284	1,060	8,981
Class R5	353	2,826	454	3,852
Class R6	—	—	2,539	21,519

Conversion of Class B shares to Class A shares:(c)
Class A	3,236	27,671	5,418	45,590
Class B	(3,362)	(27,671)	(5,593)	(45,590)

Reacquired:
Class A	(380,094)	(3,186,491)	(328,115)	(2,757,978)
Class AX	(161,425)	(1,347,536)	(187,258)	(1,571,447)
Class B(b)	(5)	(31)	(2,092)	(16,994)
Class C	(152,391)	(1,232,951)	(97,770)	(800,073)
Class CX	(46,605)	(376,972)	(71,933)	(588,017)
Class R	(52,036)	(424,934)	(112,935)	(945,244)
Class RX	(11,408)	(93,007)	(381)	(3,249)
Class Y	(25,760)	(217,101)	(59,869)	(510,287)
Class R5	(3,313)	(28,338)	(3,498)	(29,668)
Class R6	(106,171)	(904,559)	(22,359)	(190,911)
Net increase (decrease) in share activity	(518,693)	$(4,347,579)	(342,106)	$(2,856,310)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

44                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	703,728	$6,253,741	671,330	$5,991,700
Class AX	31,304	275,587	48,510	427,492
Class B(b)	—	—	1,712	15,272
Class C	125,677	1,105,285	167,251	1,485,454
Class CX	2,282	20,151	3,576	31,331
Class R	220,011	1,957,770	236,170	2,096,431
Class RX	34,393	300,266	9,463	83,817
Class Y	39,293	343,971	141,983	1,258,503
Class R5	11,084	100,608	28,869	262,521
Class R6	57,682	524,879	180,293	1,647,504

Issued as reinvestment of dividends:
Class A	55,472	472,584	115,070	1,029,874
Class AX	10,376	88,402	20,804	186,198
Class B(b)	—	—	956	8,475
Class C	10,570	88,371	17,350	153,543
Class CX	2,002	16,734	2,728	24,145
Class R	9,571	81,064	21,298	189,975
Class RX	539	4,562	1,208	10,774
Class Y	3,409	29,107	6,324	56,598
Class R5	1,254	10,767	2,454	22,089
Class R6	135	1,160	10,317	92,854

Conversion of Class B shares to Class A shares:(c)
Class A	43,282	395,597	26,601	237,732
Class B	(43,712)	(395,597)	(26,946)	(237,732)

Reacquired:
Class A	(1,553,783)	(13,908,593)	(1,229,613)	(10,969,570)
Class AX	(155,861)	(1,389,741)	(180,844)	(1,606,486)
Class B(b)	(327)	(2,947)	(9,162)	(80,756)
Class C	(330,052)	(2,907,897)	(271,550)	(2,409,612)
Class CX	(17,909)	(158,395)	(49,757)	(436,974)
Class R	(462,563)	(4,090,280)	(298,596)	(2,655,744)
Class RX	(49,754)	(437,636)	(12,230)	(108,725)
Class Y	(28,480)	(255,548)	(348,348)	(3,115,749)
Class R5	(17,780)	(159,714)	(88,083)	(784,192)
Class R6	(380,142)	(3,438,394)	(36,271)	(325,441)
Net increase (decrease) in share activity	(1,678,299)	$(15,074,136)	(837,133)	$(7,418,699)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

45                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Years ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	902,204	$7,650,303	989,897	$8,365,292
Class AX	39,802	330,755	33,551	282,236
Class B(a)	—	—	4,125	34,206
Class C	237,842	1,973,770	254,964	2,123,221
Class CX	135	1,165	4,795	40,042
Class R	353,324	2,987,874	278,984	2,366,723
Class RX	46,743	383,449	6,792	57,134
Class Y	25,460	215,387	179,611	1,508,598
Class R5	10,457	89,118	11,929	99,869
Class R6	83,653	727,349	168,765	1,442,757

Issued as reinvestment of dividends:
Class A	101,966	804,518	138,767	1,190,613
Class AX	11,300	89,264	15,120	129,889
Class B(a)	—	—	895	7,606
Class C	31,824	246,634	29,814	253,419
Class CX	1,681	13,026	1,829	15,549
Class R	22,336	174,888	25,348	216,469
Class RX	1,205	9,422	1,675	14,291
Class Y	2,401	19,012	3,252	27,963
Class R5	2,467	19,613	2,693	23,241
Class R6	—	—	11,186	96,425

Conversion of Class B shares to Class A shares:(b)
Class A	35,412	313,394	69,573	586,231
Class B	(35,785)	(313,394)	(70,437)	(586,231)

Reacquired:
Class A	(1,844,743)	(15,868,179)	(1,777,507)	(15,023,085)
Class AX	(132,915)	(1,121,599)	(198,515)	(1,676,003)
Class B (a)	(264)	(2,293)	(27,630)	(231,723)
Class C	(418,462)	(3,541,933)	(327,942)	(2,717,897)
Class CX	(22,455)	(185,564)	(22,089)	(187,523)
Class R	(517,241)	(4,386,730)	(392,636)	(3,325,741)
Class RX	(65,281)	(541,811)	(2,969)	(24,585)
Class Y	(31,117)	(267,055)	(494,328)	(4,204,654)
Class R5	(3,551)	(30,863)	(288,818)	(2,430,084)
Class R6	(440,024)	(3,799,323)	(80,468)	(686,938)
Net increase (decrease) in share activity	(1,601,626)	$(14,009,803)	(1,449,774)	$(12,212,690)

(a)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(b)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

46                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	808,172	$6,221,103	1,008,071	$7,759,721
Class AX	31,023	234,076	11,368	88,105
Class B(b)	—	—	592	4,426
Class C	252,709	1,933,122	204,305	1,566,559
Class CX	3,202	24,197	2,560	19,896
Class R	413,022	3,090,499	252,133	1,936,528
Class RX	35,981	267,032	5,029	38,639
Class Y	35,646	278,879	59,142	455,018
Class R5	11,307	87,816	8,401	65,128
Class R6	115,382	913,731	187,530	1,461,197

Issued as reinvestment of dividends:
Class A	99,302	702,069	156,924	1,225,579
Class AX	8,193	57,844	12,744	99,407
Class B(b)	—	—	999	7,722
Class C	27,418	190,283	25,907	199,974
Class CX	750	5,189	871	6,716
Class R	28,688	201,390	34,858	270,847
Class RX	770	5,407	700	5,435
Class Y	3,078	21,857	4,370	34,216
Class R5	1,181	8,396	2,051	16,082
Class R6	—	—	16,314	127,900

Conversion of Class B shares to Class A shares:(c)
Class A	29,425	238,049	21,173	163,240
Class B	(29,756)	(238,049)	(21,446)	(163,240)

Reacquired:
Class A	(1,667,154)	(13,067,553)	(1,307,692)	(10,067,435)
Class AX	(99,536)	(758,064)	(79,296)	(613,167)
Class B(b)	(298)	(2,374)	(4,938)	(38,754)
Class C	(236,467)	(1,793,522)	(215,872)	(1,663,495)
Class CX	(7,146)	(52,569)	(16,179)	(124,069)
Class R	(477,198)	(3,578,155)	(268,007)	(2,060,216)
Class RX	(30,129)	(223,628)	(4,074)	(30,750)
Class Y	(43,136)	(334,974)	(163,162)	(1,270,585)
Class R5	(23,539)	(188,525)	(58,346)	(448,623)
Class R6	(513,154)	(4,013,789)	(95,057)	(737,437)
Net increase (decrease) in share activity	(1,222,264)	$(9,770,263)	(218,027)	$(1,665,436)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

47                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	906,042	$6,757,972	1,396,059	$10,740,646
Class AX	12,883	94,759	10,760	80,802
Class C	189,767	1,407,546	238,119	1,773,135
Class CX	815	6,010	1,689	12,481
Class R	387,254	2,839,255	199,170	1,507,345
Class RX	11,962	87,379	2,208	16,637
Class Y	178,939	1,372,784	244,904	1,856,762
Class R5	10,163	76,975	6,345	48,146
Class R6	65,858	511,715	96,543	733,067

Issued as reinvestment of dividends:
Class A	79,446	543,409	118,086	903,361
Class AX	3,417	23,405	5,547	42,495
Class B(b)	—	—	503	3,788
Class C	21,568	144,505	25,765	194,523
Class CX	642	4,298	674	5,090
Class R	20,700	140,552	21,899	166,650
Class RX	216	1,468	232	1,769
Class Y	12,122	83,402	24,489	187,833
Class R5	664	4,576	580	4,456
Class R6	13	87	9,249	71,124

Conversion of Class B shares to Class A shares:(c)
Class A	11,072	88,132	14,841	113,143
Class B	(11,256)	(88,132)	(15,108)	(113,143)

Reacquired:
Class A	(1,245,391)	(9,564,285)	(1,292,673)	(9,855,343)
Class AX	(42,895)	(327,646)	(56,121)	(425,835)
Class B(b)	(564)	(4,374)	(8,203)	(62,753)
Class C	(314,705)	(2,333,537)	(245,943)	(1,828,299)
Class CX	(958)	(7,213)	(3,644)	(27,152)
Class R	(327,663)	(2,373,333)	(176,301)	(1,333,963)
Class RX	(10,248)	(73,506)	(6,273)	(46,828)
Class Y	(365,033)	(2,777,265)	(236,502)	(1,803,458)
Class R5	(3,290)	(25,520)	(88,543)	(663,382)
Class R6	(273,572)	(2,099,241)	(36,777)	(281,464)
Net increase (decrease) in share activity	(682,032)	$(5,485,823)	251,574	$2,021,633

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

48                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$8.47	$0.04	$(0.35)	$(0.31)	$(0.03)	$(0.22)	$(0.25)	$7.91	(3.70)%	$8,151	0.25	%(e)	1.64	%(e)	0.43	%(e)	1%
Year ended 12/31/17	8.26	0.00	0.50	0.50	(0.16)	(0.13)	(0.29)	8.47	6.11	10,053	0.25		1.50		0.05		10
Year ended 12/31/16	8.11	0.19	0.36	0.55	(0.29)	(0.11)	(0.40)	8.26	6.74	10,130	0.25		1.32		2.20		10
Year ended 12/31/15	8.77	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.11	(2.81)	10,366	0.25		1.11		1.39		19
Year ended 12/31/14	8.91	0.10	0.19	0.29	(0.23)	(0.20)	(0.43)	8.77	3.32	14,273	0.25		0.96		1.13		9
Class AX
Year ended 12/31/18	8.45	0.04	(0.34)	(0.30)	(0.03)	(0.22)	(0.25)	7.90	(3.59)	6,124	0.25	(e)	1.64	(e)	0.43	(e)	1
Year ended 12/31/17	8.25	0.00	0.49	0.49	(0.16)	(0.13)	(0.29)	8.45	5.99	7,608	0.25		1.50		0.05		10
Year ended 12/31/16	8.10	0.18	0.37	0.55	(0.29)	(0.11)	(0.40)	8.25	6.75	8,641	0.25		1.32		2.20		10
Year ended 12/31/15	8.76	0.12	(0.37)	(0.25)	(0.24)	(0.17)	(0.41)	8.10	(2.82)	9,283	0.25		1.11		1.39		19
Year ended 12/31/14	8.90	0.10	0.20	0.30	(0.24)	(0.20)	(0.44)	8.76	3.32	11,273	0.25		0.96		1.13		9
Class B
Year ended 12/31/18(f)	8.16	(0.00)	0.07	0.07	—	—	—	8.23	0.86	—	1.00	(e)(g)	2.39	(e)(g)	(0.32	)(e)(g)	1
Year ended 12/31/17	8.01	(0.06)	0.48	0.42	(0.14)	(0.13)	(0.27)	8.16	5.27	27	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	81	1.00		2.07		1.45		10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	168	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.19	0.22	(0.21)	(0.20)	(0.41)	8.57	2.55	341	1.00		1.71		0.38		9
Class C
Year ended 12/31/18	8.17	(0.03)	(0.32)	(0.35)	(0.01)	(0.22)	(0.23)	7.59	(4.27)	2,314	1.00	(e)	2.39	(e)	(0.32	)(e)	1
Year ended 12/31/17	8.02	(0.06)	0.48	0.42	(0.14)	(0.13)	(0.27)	8.17	5.27	3,423	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.37	0.49	(0.25)	(0.11)	(0.36)	8.02	6.16	3,522	1.00		2.07		1.45		10
Year ended 12/31/15	8.58	0.05	(0.37)	(0.32)	(0.20)	(0.17)	(0.37)	7.89	(3.67)	3,799	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.21)	(0.20)	(0.41)	8.58	2.66	4,535	1.00		1.71		0.38		9
Class CX
Year ended 12/31/18	8.17	(0.03)	(0.33)	(0.36)	(0.01)	(0.22)	(0.23)	7.58	(4.40)	707	1.00	(e)	2.39	(e)	(0.32	)(e)	1
Year ended 12/31/17	8.01	(0.06)	0.49	0.43	(0.14)	(0.13)	(0.27)	8.17	5.40	1,121	1.00		2.25		(0.70)		10
Year ended 12/31/16	7.89	0.12	0.36	0.48	(0.25)	(0.11)	(0.36)	8.01	6.03	1,638	1.00		2.07		1.45		10
Year ended 12/31/15	8.57	0.05	(0.36)	(0.31)	(0.20)	(0.17)	(0.37)	7.89	(3.55)	2,281	1.00		1.86		0.64		19
Year ended 12/31/14	8.76	0.03	0.20	0.23	(0.22)	(0.20)	(0.42)	8.57	2.55	3,088	1.00		1.71		0.38		9
Class R
Year ended 12/31/18	8.37	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.81	(3.81)	1,374	0.50	(e)	1.89	(e)	0.18	(e)	1
Year ended 12/31/17	8.18	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.37	5.84	1,374	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.05	0.16	0.35	0.51	(0.27)	(0.11)	(0.38)	8.18	6.37	1,732	0.50		1.57		1.95		10
Year ended 12/31/15	8.72	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.05	(3.08)	1,442	0.50		1.36		1.14		19
Year ended 12/31/14	8.88	0.08	0.19	0.27	(0.23)	(0.20)	(0.43)	8.72	3.02	1,656	0.50		1.21		0.88		9
Class RX
Year ended 12/31/18	8.36	0.01	(0.33)	(0.32)	(0.02)	(0.22)	(0.24)	7.80	(3.81)	78	0.50	(e)	1.89	(e)	0.18	(e)	1
Year ended 12/31/17	8.17	(0.02)	0.49	0.47	(0.15)	(0.13)	(0.28)	8.36	5.84	87	0.50		1.75		(0.20)		10
Year ended 12/31/16	8.04	0.15	0.36	0.51	(0.27)	(0.11)	(0.38)	8.17	6.38	67	0.50		1.57		1.95		10
Year ended 12/31/15	8.71	0.10	(0.37)	(0.27)	(0.23)	(0.17)	(0.40)	8.04	(3.09)	189	0.50		1.36		1.14		19
Year ended 12/31/14	8.86	0.08	0.20	0.28	(0.23)	(0.20)	(0.43)	8.71	3.14	181	0.50		1.21		0.88		9
Class Y
Year ended 12/31/18	8.57	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.03	(3.36)	203	0.00	(e)	1.39	(e)	0.68	(e)	1
Year ended 12/31/17	8.33	0.03	0.51	0.54	(0.17)	(0.13)	(0.30)	8.57	6.51	306	0.00		1.25		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	460	0.00		1.07		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	1,442	0.00		0.86		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	1,695	0.00		0.71		1.38		9
Class R5
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	102	0.00	(e)	1.31	(e)	0.68	(e)	1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	124	0.00		1.16		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	139	0.00		0.98		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	3,141	0.00		0.77		1.64		19
Year ended 12/31/14	8.96	0.13	0.19	0.32	(0.24)	(0.20)	(0.44)	8.84	3.61	9,573	0.00		0.63		1.38		9
Class R6
Year ended 12/31/18	8.56	0.06	(0.35)	(0.29)	(0.03)	(0.22)	(0.25)	8.02	(3.36)	9	0.00	(e)	1.26	(e)	0.68	(e)	1
Year ended 12/31/17	8.33	0.03	0.50	0.53	(0.17)	(0.13)	(0.30)	8.56	6.39	644	0.00		1.10		0.30		10
Year ended 12/31/16	8.18	0.20	0.36	0.56	(0.30)	(0.11)	(0.41)	8.33	6.85	574	0.00		0.93		2.45		10
Year ended 12/31/15	8.84	0.14	(0.38)	(0.24)	(0.25)	(0.17)	(0.42)	8.18	(2.64)	416	0.00		0.69		1.64		19
Year ended 12/31/14	8.96	0.13	0.20	0.33	(0.25)	(0.20)	(0.45)	8.84	3.61	328	0.00		0.54		1.38		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.58%, 0.56%, 0.56% and 0.56% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $9,185, $6,910, $28, $2,854, $889, $1,450, $84, $335, $117 and $398 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.

49                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$9.05	$0.03	$(0.41)	$(0.38)	$(0.15)	$—	$(0.15)	$8.52	(4.20)%	$27,882	0.25	%(e)	0.94	%(e)	0.30	%(e)	0%
Year ended 12/31/17	8.69	(0.00)	0.63	0.63	(0.27)	—	(0.27)	9.05	7.24	36,409	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	38,580	0.25		0.82		2.67		11
Year ended 12/31/15	9.11	0.17	(0.52)	(0.35)	(0.31)	(0.20)	(0.51)	8.25	(3.79)	38,164	0.25		0.69		1.92		12
Year ended 12/31/14	9.32	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.11	4.81	47,303	0.25		0.67		1.65		7
Class AX
Year ended 12/31/18	9.05	0.03	(0.41)	(0.38)	(0.15)	—	(0.15)	8.52	(4.20)	5,157	0.25	(e)	0.94	(e)	0.30	(e)	0
Year ended 12/31/17	8.69	0.00	0.63	0.63	(0.27)	—	(0.27)	9.05	7.24	6,510	0.25		0.88		(0.04)		6
Year ended 12/31/16	8.25	0.23	0.50	0.73	(0.24)	(0.05)	(0.29)	8.69	8.77	7,220	0.25		0.82		2.67		11
Year ended 12/31/15	9.10	0.17	(0.51)	(0.34)	(0.31)	(0.20)	(0.51)	8.25	(3.69)	7,802	0.25		0.69		1.92		12
Year ended 12/31/14	9.31	0.16	0.28	0.44	(0.37)	(0.28)	(0.65)	9.10	4.81	9,609	0.25		0.67		1.65		7
Class B
Year ended 12/31/18(f)	8.96	(0.00)	0.09	0.09	—	—	—	9.05	1.00 (g)	—	0.99	(e)(g)(h)	1.68	(e)(g)(h)	(0.44	)(e)(g)(h)	0
Year ended 12/31/17	8.60	(0.07)	0.62	0.55	(0.19)	—	(0.19)	8.96	6.46	395	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.16	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.60	8.00	667	1.00		1.57		1.92		11
Year ended 12/31/15	9.00	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.16	(4.48)	1,001	1.00		1.44		1.17		12
Year ended 12/31/14	9.21	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	9.00	4.03	1,715	1.00		1.42		0.90		7
Class C
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	—	(0.15)	8.35	(4.93)	5,242	1.00	(e)	1.69	(e)	(0.45	)(e)	0
Year ended 12/31/17	8.59	(0.07)	0.61	0.54	(0.19)	—	(0.19)	8.94	6.35	7,345	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.50	0.66	(0.17)	(0.05)	(0.22)	8.59	8.01	7,798	1.00		1.57		1.92		11
Year ended 12/31/15	8.98	0.10	(0.50)	(0.40)	(0.23)	(0.20)	(0.43)	8.15	(4.37)	8,032	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.27	0.36	(0.30)	(0.28)	(0.58)	8.98	3.93	9,613	1.00		1.42		0.90		7
Class CX
Year ended 12/31/18	8.94	(0.04)	(0.40)	(0.44)	(0.15)	—	(0.15)	8.35	(4.93)	950	1.00	(e)	1.69	(e)	(0.45	)(e)	0
Year ended 12/31/17	8.58	(0.07)	0.62	0.55	(0.19)	—	(0.19)	8.94	6.48	1,138	1.00		1.63		(0.79)		6
Year ended 12/31/16	8.15	0.16	0.49	0.65	(0.17)	(0.05)	(0.22)	8.58	7.89	1,466	1.00		1.57		1.92		11
Year ended 12/31/15	8.99	0.10	(0.51)	(0.41)	(0.23)	(0.20)	(0.43)	8.15	(4.48)	2,124	1.00		1.44		1.17		12
Year ended 12/31/14	9.20	0.09	0.28	0.37	(0.30)	(0.28)	(0.58)	8.99	4.04	2,677	1.00		1.42		0.90		7
Class R
Year ended 12/31/18	9.01	0.00	(0.40)	(0.40)	(0.15)	—	(0.15)	8.46	(4.44)	4,607	0.50	(e)	1.19	(e)	0.05	(e)	0
Year ended 12/31/17	8.65	(0.03)	0.63	0.60	(0.24)	—	(0.24)	9.01	6.99	7,006	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.20	0.49	0.69	(0.21)	(0.05)	(0.26)	8.65	8.40	7,083	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	6,047	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	7,564	0.50		0.92		1.40		7
Class RX
Year ended 12/31/18	9.01	0.00	(0.39)	(0.39)	(0.15)	—	(0.15)	8.47	(4.33)	272	0.50	(e)	1.19	(e)	0.05	(e)	0
Year ended 12/31/17	8.66	(0.03)	0.62	0.59	(0.24)	—	(0.24)	9.01	6.87	423	0.50		1.13		(0.29)		6
Year ended 12/31/16	8.22	0.21	0.49	0.70	(0.21)	(0.05)	(0.26)	8.66	8.52	419	0.50		1.07		2.42		11
Year ended 12/31/15	9.07	0.15	(0.51)	(0.36)	(0.29)	(0.20)	(0.49)	8.22	(3.98)	545	0.50		0.94		1.67		12
Year ended 12/31/14	9.28	0.13	0.29	0.42	(0.35)	(0.28)	(0.63)	9.07	4.55	848	0.50		0.92		1.40		7
Class Y
Year ended 12/31/18	9.04	0.05	(0.40)	(0.35)	(0.15)	—	(0.15)	8.54	(3.88)	1,935	0.00	(e)	0.69	(e)	0.55	(e)	0
Year ended 12/31/17	8.68	0.02	0.63	0.65	(0.29)	—	(0.29)	9.04	7.52	1,921	0.00		0.63		0.21		6
Year ended 12/31/16	8.25	0.25	0.49	0.74	(0.26)	(0.05)	(0.31)	8.68	8.92	3,583	0.00		0.57		2.92		11
Year ended 12/31/15	9.10	0.20	(0.51)	(0.31)	(0.34)	(0.20)	(0.54)	8.25	(3.40)	5,502	0.00		0.44		2.17		12
Year ended 12/31/14	9.31	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.10	5.09	7,416	0.00		0.42		1.90		7
Class R5
Year ended 12/31/18	9.09	0.05	(0.40)	(0.35)	(0.15)	—	(0.15)	8.59	(3.85)	641	0.00	(e)	0.60	(e)	0.55	(e)	0
Year ended 12/31/17	8.73	0.02	0.63	0.65	(0.29)	—	(0.29)	9.09	7.48	728	0.00		0.54		0.21		6
Year ended 12/31/16	8.29	0.24	0.51	0.75	(0.26)	(0.05)	(0.31)	8.73	9.00	1,194	0.00		0.47		2.92		11
Year ended 12/31/15	9.15	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.29	(3.50)	27,809	0.00		0.34		2.17		12
Year ended 12/31/14	9.36	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.15	5.07	36,230	0.00		0.31		1.90		7
Class R6
Year ended 12/31/18	9.10	0.05	(0.41)	(0.36)	(0.15)	—	(0.15)	8.59	(3.96)	77	0.00	(e)	0.52	(e)	0.55	(e)	0
Year ended 12/31/17	8.74	0.02	0.63	0.65	(0.29)	—	(0.29)	9.10	7.47	3,014	0.00		0.45		0.21		6
Year ended 12/31/16	8.30	0.26	0.49	0.75	(0.26)	(0.05)	(0.31)	8.74	8.99	1,545	0.00		0.38		2.92		11
Year ended 12/31/15	9.16	0.20	(0.52)	(0.32)	(0.34)	(0.20)	(0.54)	8.30	(3.49)	1,303	0.00		0.24		2.17		12
Year ended 12/31/14	9.37	0.18	0.29	0.47	(0.40)	(0.28)	(0.68)	9.16	5.06	1,136	0.00		0.22		1.90		7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.64%, 0.66%, 0.66%, 0.70% and 0.73% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $31,946, $5,873, $396, $6,070, $1,048, $6,236, $351, $1,863, $746 and $1,700 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% for Class B shares.
(h)	Annualized.

50                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$8.71	$(0.02)	$(0.60)	$(0.62)	$(0.21)	$—	$(0.21)	$7.88	(7.09)%	$31,241	0.25	%(e)	0.91	%(e)	(0.24	)%(e)	3%
Year ended 12/31/17	8.14	(0.02)	0.85	0.83	(0.26)	—	(0.26)	8.71	10.20	41,546	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.67	0.32	0.61	0.93	(0.40)	(0.06)	(0.46)	8.14	12.09	43,528	0.25		0.81		3.86		11
Year ended 12/31/15	8.79	0.24	(0.69)	(0.45)	(0.40)	(0.27)	(0.67)	7.67	(5.03)	40,600	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.31	0.55	(0.50)	(0.30)	(0.80)	8.79	6.25	49,929	0.25		0.68		2.57		9
Class AX
Year ended 12/31/18	8.72	(0.02)	(0.60)	(0.62)	(0.21)	—	(0.21)	7.89	(7.08)	3,543	0.25	(e)	0.91	(e)	(0.24	)(e)	3
Year ended 12/31/17	8.14	(0.02)	0.86	0.84	(0.26)	—	(0.26)	8.72	10.33	4,629	0.25		0.85		(0.25)		9
Year ended 12/31/16	7.69	0.31	0.60	0.91	(0.40)	(0.06)	(0.46)	8.14	11.80	5,545	0.25		0.81		3.86		11
Year ended 12/31/15	8.80	0.24	(0.68)	(0.44)	(0.40)	(0.27)	(0.67)	7.69	(4.90)	5,767	0.25		0.69		2.74		17
Year ended 12/31/14	9.04	0.24	0.32	0.56	(0.50)	(0.30)	(0.80)	8.80	6.36	6,697	0.25		0.68		2.57		9
Class B
Year ended 12/31/18(f)	8.63	(0.01)	0.14	0.13	—	—	—	8.76	1.51	—	1.00	(e)(g)	1.66	(e)(g)	(0.99	)(e)(g)	3
Year ended 12/31/17	8.06	(0.08)	0.84	0.76	(0.19)	—	(0.19)	8.63	9.47	311	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.32	1,040	1.00		1.56		3.11		11
Year ended 12/31/15	8.70	0.17	(0.68)	(0.51)	(0.33)	(0.27)	(0.60)	7.59	(5.77)	1,502	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.31	0.48	(0.43)	(0.30)	(0.73)	8.70	5.51	2,157	1.00		1.43		1.82		9
Class C
Year ended 12/31/18	8.62	(0.08)	(0.59)	(0.67)	(0.21)	—	(0.21)	7.74	(7.74)	9,562	1.00	(e)	1.66	(e)	(0.99	)(e)	3
Year ended 12/31/17	8.06	(0.08)	0.83	0.75	(0.19)	—	(0.19)	8.62	9.34	11,936	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	11,502	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	12,119	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	13,330	1.00		1.43		1.82		9
Class CX
Year ended 12/31/18	8.63	(0.08)	(0.60)	(0.68)	(0.21)	—	(0.21)	7.74	(7.85)	490	1.00	(e)	1.66	(e)	(0.99	)(e)	3
Year ended 12/31/17	8.06	(0.08)	0.84	0.76	(0.19)	—	(0.19)	8.63	9.47	724	1.00		1.60		(1.00)		9
Year ended 12/31/16	7.59	0.25	0.61	0.86	(0.33)	(0.06)	(0.39)	8.06	11.33	801	1.00		1.56		3.11		11
Year ended 12/31/15	8.69	0.17	(0.67)	(0.50)	(0.33)	(0.27)	(0.60)	7.59	(5.66)	1,111	1.00		1.44		1.99		17
Year ended 12/31/14	8.95	0.17	0.30	0.47	(0.43)	(0.30)	(0.73)	8.69	5.39	1,732	1.00		1.43		1.82		9
Class R
Year ended 12/31/18	8.67	(0.04)	(0.60)	(0.64)	(0.21)	—	(0.21)	7.82	(7.35)	6,597	0.50	(e)	1.16	(e)	(0.49	)(e)	3
Year ended 12/31/17	8.10	(0.04)	0.84	0.80	(0.23)	—	(0.23)	8.67	9.97	8,538	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.61	0.90	(0.37)	(0.06)	(0.43)	8.10	11.85	8,693	0.50		1.06		3.61		11
Year ended 12/31/15	8.74	0.22	(0.68)	(0.46)	(0.38)	(0.27)	(0.65)	7.63	(5.21)	9,435	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.31	0.53	(0.48)	(0.30)	(0.78)	8.74	6.02	11,531	0.50		0.93		2.32		9
Class RX
Year ended 12/31/18	8.66	(0.04)	(0.59)	(0.63)	(0.21)	—	(0.21)	7.82	(7.24)	371	0.50	(e)	1.16	(e)	(0.49	)(e)	3
Year ended 12/31/17	8.09	(0.04)	0.84	0.80	(0.23)	—	(0.23)	8.66	9.99	561	0.50		1.10		(0.50)		9
Year ended 12/31/16	7.63	0.29	0.60	0.89	(0.37)	(0.06)	(0.43)	8.09	11.72	480	0.50		1.06		3.61		11
Year ended 12/31/15	8.73	0.22	(0.67)	(0.45)	(0.38)	(0.27)	(0.65)	7.63	(5.09)	1,162	0.50		0.94		2.49		17
Year ended 12/31/14	8.99	0.22	0.30	0.52	(0.48)	(0.30)	(0.78)	8.73	5.89	1,139	0.50		0.93		2.32		9
Class Y
Year ended 12/31/18	8.73	0.00	(0.61)	(0.61)	(0.21)	—	(0.21)	7.91	(6.95)	782	0.00	(e)	0.66	(e)	0.01	(e)	3
Year ended 12/31/17	8.16	0.00	0.85	0.85	(0.28)	—	(0.28)	8.73	10.46	890	0.00		0.60		0.00		9
Year ended 12/31/16	7.69	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.16	12.35	3,374	0.00		0.56		4.11		11
Year ended 12/31/15	8.81	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.69	(4.75)	5,018	0.00		0.44		2.99		17
Year ended 12/31/14	9.06	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.81	6.51	5,730	0.00		0.43		2.82		9
Class R5
Year ended 12/31/18	8.76	0.00	(0.61)	(0.61)	(0.21)	—	(0.21)	7.94	(6.93)	765	0.00	(e)	0.53	(e)	0.01	(e)	3
Year ended 12/31/17	8.18	0.00	0.86	0.86	(0.28)	—	(0.28)	8.76	10.55	761	0.00		0.49		0.00		9
Year ended 12/31/16	7.71	0.32	0.63	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,953	0.00		0.44		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	28,098	0.00		0.32		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	41,595	0.00		0.30		2.82		9
Class R6
Year ended 12/31/18	8.75	0.00	(0.60)	(0.60)	(0.21)	—	(0.21)	7.94	(6.82)	8	0.00	(e)	0.46	(e)	0.01	(e)	3
Year ended 12/31/17	8.18	0.00	0.85	0.85	(0.28)	—	(0.28)	8.75	10.43	3,128	0.00		0.41		0.00		9
Year ended 12/31/16	7.71	0.34	0.61	0.95	(0.42)	(0.06)	(0.48)	8.18	12.31	2,109	0.00		0.35		4.11		11
Year ended 12/31/15	8.83	0.26	(0.68)	(0.42)	(0.43)	(0.27)	(0.70)	7.71	(4.74)	1,576	0.00		0.23		2.99		17
Year ended 12/31/14	9.08	0.27	0.31	0.58	(0.53)	(0.30)	(0.83)	8.83	6.50	1,250	0.00		0.21		2.82		9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.86%, 0.86%, 0.83%, 0.88%, and 0.89% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $36,388, $4,120, $307, $10,522, $652, $7,596, $422, $785, $761 and 1,820 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.

51                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$7.94	$(0.02)	$(0.64)	$(0.66)	$(0.22)	$—	$(0.22)	$7.06	(8.27)%	$23,297	0.25	%(e)	1.08	%(e)	(0.24	)%(e)	6%
Year ended 12/31/17	7.39	(0.02)	0.88	0.86	(0.31)	—	(0.31)	7.94	11.78	32,004	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.91	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.39	14.07	30,678	0.25		1.06		5.06		13
Year ended 12/31/15	8.07	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.91	(5.74)	27,131	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.29	0.60	(0.59)	(0.28)	(0.87)	8.07	7.35	35,495	0.26		0.86		3.53		8
Class AX
Year ended 12/31/18	7.93	(0.02)	(0.64)	(0.66)	(0.22)	—	(0.22)	7.05	(8.28)	1,874	0.25	%(e)	1.08	(e)	(0.24	)(e)	6
Year ended 12/31/17	7.38	(0.02)	0.89	0.87	(0.32)	—	(0.32)	7.93	11.79	2,587	0.25		1.07		(0.25)		17
Year ended 12/31/16	6.90	0.38	0.59	0.97	(0.37)	(0.12)	(0.49)	7.38	14.09	2,815	0.25		1.06		5.06		13
Year ended 12/31/15	8.06	0.27	(0.74)	(0.47)	(0.45)	(0.24)	(0.69)	6.90	(5.76)	2,851	0.25		0.85		3.32		28
Year ended 12/31/14	8.34	0.31	0.28	0.59	(0.59)	(0.28)	(0.87)	8.06	7.23	3,284	0.26		0.86		3.53		8
Class B
Year ended 12/31/18(f)	7.86	(0.01)	0.15	0.14	—	—	—	8.00	1.78	—	1.00	(e)(g)	1.83	(e)(g)	(0.99	)(e)(g)	6
Year ended 12/31/17	7.32	(0.07)	0.87	0.80	(0.26)	—	(0.26)	7.86	10.93	236	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.83	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.32	13.52	401	1.00		1.81		4.31		13
Year ended 12/31/15	7.97	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.83	(6.39)	559	1.00		1.60		2.57		28
Year ended 12/31/14	8.26	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.97	6.38	925	1.01		1.61		2.78		8
Class C
Year ended 12/31/18	7.85	(0.08)	(0.62)	(0.70)	(0.22)	—	(0.22)	6.93	(8.87)	5,920	1.00	(e)	1.83	(e)	(0.99	)(e)	6
Year ended 12/31/17	7.31	(0.07)	0.87	0.80	(0.26)	—	(0.26)	7.85	10.95	6,369	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.82	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.31	13.54	5,820	1.00		1.81		4.31		13
Year ended 12/31/15	7.96	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.82	(6.39)	5,382	1.00		1.60		2.57		28
Year ended 12/31/14	8.25	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.96	6.39	6,249	1.01		1.61		2.78		8
Class CX
Year ended 12/31/18	7.84	(0.08)	(0.63)	(0.71)	(0.22)	—	(0.22)	6.91	(9.01)	165	1.00	(e)	1.83	(e)	(0.99	)(e)	6
Year ended 12/31/17	7.30	(0.08)	0.88	0.80	(0.26)	—	(0.26)	7.84	10.96	213	1.00		1.82		(1.00)		17
Year ended 12/31/16	6.81	0.32	0.60	0.92	(0.31)	(0.12)	(0.43)	7.30	13.56	291	1.00		1.81		4.31		13
Year ended 12/31/15	7.95	0.20	(0.72)	(0.52)	(0.38)	(0.24)	(0.62)	6.81	(6.40)	308	1.00		1.60		2.57		28
Year ended 12/31/14	8.24	0.24	0.28	0.52	(0.53)	(0.28)	(0.81)	7.95	6.39	572	1.01		1.61		2.78		8
Class R
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	—	(0.22)	7.01	(8.44)	6,534	0.50	(e)	1.33	(e)	(0.49	)(e)	6
Year ended 12/31/17	7.36	(0.04)	0.88	0.84	(0.30)	—	(0.30)	7.90	11.42	7,650	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.87	0.36	0.60	0.96	(0.35)	(0.12)	(0.47)	7.36	14.00	6,981	0.50		1.31		4.81		13
Year ended 12/31/15	8.02	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.87	(5.93)	6,869	0.50		1.10		3.07		28
Year ended 12/31/14	8.30	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.02	7.00	8,650	0.51		1.11		3.28		8
Class RX
Year ended 12/31/18	7.90	(0.04)	(0.63)	(0.67)	(0.22)	—	(0.22)	7.01	(8.44)	189	0.50	(e)	1.33	(e)	(0.49	)(e)	6
Year ended 12/31/17	7.35	(0.03)	0.88	0.85	(0.30)	—	(0.30)	7.90	11.57	161	0.50		1.32		(0.50)		17
Year ended 12/31/16	6.88	0.34	0.60	0.94	(0.35)	(0.12)	(0.47)	7.35	13.68	138	0.50		1.31		4.81		13
Year ended 12/31/15	8.03	0.24	(0.72)	(0.48)	(0.43)	(0.24)	(0.67)	6.88	(5.91)	599	0.50		1.10		3.07		28
Year ended 12/31/14	8.31	0.28	0.29	0.57	(0.57)	(0.28)	(0.85)	8.03	6.99	683	0.51		1.11		3.28		8
Class Y
Year ended 12/31/18	7.96	0.00	(0.64)	(0.64)	(0.22)	—	(0.22)	7.10	(7.99)	725	0.00	(e)	0.83	(e)	0.01	(e)	6
Year ended 12/31/17	7.41	0.00	0.88	0.88	(0.33)	—	(0.33)	7.96	12.02	849	0.00		0.82		0.00		17
Year ended 12/31/16	6.92	0.39	0.61	1.00	(0.39)	(0.12)	(0.51)	7.41	14.47	1,528	0.00		0.81		5.31		13
Year ended 12/31/15	8.09	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.92	(5.58)	2,921	0.00		0.60		3.57		28
Year ended 12/31/14	8.36	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.09	7.61	2,338	0.01		0.61		3.78		8
Class R5
Year ended 12/31/18	7.98	0.00	(0.65)	(0.65)	(0.22)	—	(0.22)	7.11	(8.10)	288	0.00	(e)	0.66	(e)	0.01	(e)	6
Year ended 12/31/17	7.42	0.00	0.89	0.89	(0.33)	—	(0.33)	7.98	12.14	412	0.00		0.65		0.00		17
Year ended 12/31/16	6.94	0.37	0.62	0.99	(0.39)	(0.12)	(0.51)	7.42	14.29	739	0.00		0.62		5.31		13
Year ended 12/31/15	8.10	0.29	(0.74)	(0.45)	(0.47)	(0.24)	(0.71)	6.94	(5.44)	23,619	0.00		0.42		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	25,848	0.01		0.44		3.78		8
Class R6
Year ended 12/31/18	7.97	0.00	(0.64)	(0.64)	(0.22)	—	(0.22)	7.11	(7.99)	8	0.00	(e)	0.59	(e)	0.01	(e)	6
Year ended 12/31/17	7.42	0.00	0.88	0.88	(0.33)	—	(0.33)	7.97	12.00	3,181	0.00		0.56		0.00		17
Year ended 12/31/16	6.93	0.40	0.60	1.00	(0.39)	(0.12)	(0.51)	7.42	14.45	2,152	0.00		0.53		5.31		13
Year ended 12/31/15	8.10	0.29	(0.75)	(0.46)	(0.47)	(0.24)	(0.71)	6.93	(5.58)	1,484	0.00		0.33		3.57		28
Year ended 12/31/14	8.37	0.33	0.29	0.62	(0.61)	(0.28)	(0.89)	8.10	7.59	1,270	0.01		0.35		3.78		8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.89%, 0.90%, 0.87%, 0.98% and 0.99% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $27,998, $2,332, $238, $6,264, $196, $7,274, $174, $814, $343 and $2,100 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.

52                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$7.80	$(0.02)	$(0.72)	$(0.74)	$(0.12)	$(0.11)	$(0.23)	$6.83	(9.46)%	$16,780	0.25	%(e)	1.42	%(e)	(0.24	)%(e)	10%
Year ended 12/31/17	7.19	(0.02)	0.97	0.95	(0.34)	—	(0.34)	7.80	13.30	21,082	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.70	0.49	0.57	1.06	(0.55)	(0.02)	(0.57)	7.19	16.00	17,740	0.25		1.57		6.72		34
Year ended 12/31/15	7.98	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.70	(6.45)	13,456	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.27	0.67	(0.63)	(0.27)	(0.90)	7.98	8.30	14,645	0.25		1.24		4.61		8
Class AX
Year ended 12/31/18	7.80	(0.02)	(0.71)	(0.73)	(0.12)	(0.11)	(0.23)	6.84	(9.33)	717	0.25	(e)	1.42	%(e)	(0.24	)(e)	10
Year ended 12/31/17	7.19	(0.01)	0.96	0.95	(0.34)	—	(0.34)	7.80	13.30	1,025	0.25		1.43		(0.25)		18
Year ended 12/31/16	6.71	0.48	0.57	1.05	(0.55)	(0.02)	(0.57)	7.19	15.82	1,231	0.25		1.57		6.72		34
Year ended 12/31/15	7.99	0.31	(0.83)	(0.52)	(0.48)	(0.28)	(0.76)	6.71	(6.44)	1,037	0.25		1.31		3.97		22
Year ended 12/31/14	8.21	0.40	0.28	0.68	(0.63)	(0.27)	(0.90)	7.99	8.43	1,192	0.25		1.24		4.61		8
Class B
Year ended 12/31/18(f)	7.68	(0.01)	0.16	0.15	—	—	—	7.83	1.95	—	1.00	(e)(g)	2.17	(e)(g)	(0.99	)(e)(g)	10
Year ended 12/31/17	7.08	(0.07)	0.95	0.88	(0.28)	—	(0.28)	7.68	12.53	91	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.60	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.08	15.26	245	1.00		2.32		5.97		34
Year ended 12/31/15	7.86	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.60	(7.11)	294	1.00		2.06		3.22		22
Year ended 12/31/14	8.10	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.86	7.55	348	1.00		1.99		3.86		8
Class C
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	4,398	1.00	(e)	2.17	(e)	(0.99	)(e)	10
Year ended 12/31/17	7.10	(0.07)	0.94	0.87	(0.28)	—	(0.28)	7.69	12.35	5,853	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.58	1.01	(0.50)	(0.02)	(0.52)	7.10	15.38	5,273	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.11)	4,283	1.00		2.06		3.22		22
Year ended 12/31/14	8.12	0.33	0.26	0.59	(0.57)	(0.27)	(0.84)	7.87	7.41	4,876	1.00		1.99		3.86		8
Class CX
Year ended 12/31/18	7.69	(0.07)	(0.70)	(0.77)	(0.12)	(0.11)	(0.23)	6.69	(9.99)	129	1.00	(e)	2.17	(e)	(0.99	)(e)	10
Year ended 12/31/17	7.09	(0.07)	0.95	0.88	(0.28)	—	(0.28)	7.69	12.51	144	1.00		2.18		(1.00)		18
Year ended 12/31/16	6.61	0.43	0.57	1.00	(0.50)	(0.02)	(0.52)	7.09	15.23	142	1.00		2.32		5.97		34
Year ended 12/31/15	7.87	0.25	(0.81)	(0.56)	(0.42)	(0.28)	(0.70)	6.61	(7.10)	141	1.00		2.06		3.22		22
Year ended 12/31/14	8.11	0.33	0.27	0.60	(0.57)	(0.27)	(0.84)	7.87	7.54	152	1.00		1.99		3.86		8
Class R
Year ended 12/31/18	7.75	(0.04)	(0.70)	(0.74)	(0.12)	(0.11)	(0.23)	6.78	(9.52)	4,240	0.50	(e)	1.67	(e)	(0.49	)(e)	10
Year ended 12/31/17	7.15	(0.04)	0.96	0.92	(0.32)	—	(0.32)	7.75	12.96	4,227	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.66	0.47	0.57	1.04	(0.53)	(0.02)	(0.55)	7.15	15.80	3,578	0.50		1.82		6.47		34
Year ended 12/31/15	7.93	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.66	(6.63)	3,812	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.27	0.64	(0.61)	(0.27)	(0.88)	7.93	7.96	5,548	0.50		1.49		4.36		8
Class RX
Year ended 12/31/18	7.76	(0.04)	(0.71)	(0.75)	(0.12)	(0.11)	(0.23)	6.78	(9.64)	64	0.50	(e)	1.67	(e)	(0.49	)(e)	10
Year ended 12/31/17	7.16	(0.04)	0.96	0.92	(0.32)	—	(0.32)	7.76	12.94	58	0.50		1.68		(0.50)		18
Year ended 12/31/16	6.67	0.46	0.58	1.04	(0.53)	(0.02)	(0.55)	7.16	15.79	81	0.50		1.82		6.47		34
Year ended 12/31/15	7.94	0.29	(0.82)	(0.53)	(0.46)	(0.28)	(0.74)	6.67	(6.63)	163	0.50		1.56		3.72		22
Year ended 12/31/14	8.17	0.37	0.28	0.65	(0.61)	(0.27)	(0.88)	7.94	8.09	214	0.50		1.49		4.36		8
Class Y
Year ended 12/31/18	7.82	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.87	(9.18)	2,542	0.00	(e)	1.17	(e)	0.01	(e)	10
Year ended 12/31/17	7.20	0.00	0.98	0.98	(0.36)	—	(0.36)	7.82	13.67	4,251	0.00		1.18		0.00		18
Year ended 12/31/16	6.72	0.51	0.56	1.07	(0.57)	(0.02)	(0.59)	7.20	16.06	3,681	0.00		1.32		6.97		34
Year ended 12/31/15	8.01	0.34	(0.85)	(0.51)	(0.50)	(0.28)	(0.78)	6.72	(6.29)	2,412	0.00		1.06		4.22		22
Year ended 12/31/14	8.22	0.42	0.29	0.71	(0.65)	(0.27)	(0.92)	8.01	8.81	3,381	0.00		0.99		4.86		8
Class R5
Year ended 12/31/18	7.83	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.88	(9.17)	152	0.00	(e)	0.84	(e)	0.01	(e)	10
Year ended 12/31/17	7.21	0.00	0.98	0.98	(0.36)	—	(0.36)	7.83	13.65	114	0.00		0.94		0.00		18
Year ended 12/31/16	6.72	0.48	0.60	1.08	(0.57)	(0.02)	(0.59)	7.21	16.21	693	0.00		1.02		6.97		34
Year ended 12/31/15	8.00	0.34	(0.84)	(0.50)	(0.50)	(0.28)	(0.78)	6.72	(6.17)	8,058	0.00		0.77		4.22		22
Year ended 12/31/14	8.23	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.00	8.53	18,171	0.00		0.70		4.86		8
Class R6
Year ended 12/31/18	7.84	0.00	(0.72)	(0.72)	(0.12)	(0.11)	(0.23)	6.89	(9.16)	10	0.00	(e)	0.84	(e)	0.01	(e)	10
Year ended 12/31/17	7.22	0.00	0.98	0.98	(0.36)	—	(0.36)	7.84	13.63	1,639	0.00		0.84		0.00		18
Year ended 12/31/16	6.73	0.52	0.56	1.08	(0.57)	(0.02)	(0.59)	7.22	16.18	1,012	0.00		0.95		6.97		34
Year ended 12/31/15	8.01	0.33	(0.83)	(0.50)	(0.50)	(0.28)	(0.78)	6.73	(6.16)	523	0.00		0.69		4.22		22
Year ended 12/31/14	8.24	0.42	0.27	0.69	(0.65)	(0.27)	(0.92)	8.01	8.52	430	0.00		0.61		4.86		8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.91%, 0.93%, 0.91%, 1.09% and 1.10% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $17,617, $844, $89, $5,110, $139, $4,426, $70, $3,706, $131 and $1,043 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.

53                         Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54                         Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$964.10	$1.24	$1,023.95	$1.28	0.25%
AX	1,000.00	964.10	1.24	1,023.95	1.28	0.25
C	1,000.00	960.80	4.94	1,020.16	5.09	1.00
CX	1,000.00	960.70	4.94	1,020.16	5.09	1.00
R	1,000.00	963.10	2.47	1,022.68	2.55	0.50
RX	1,000.00	963.00	2.47	1,022.68	2.55	0.50
Y	1,000.00	965.30	0.00	1,025.21	0.00	0.00
R5	1,000.00	965.30	0.00	1,025.21	0.00	0.00
R6	1,000.00	965.30	0.00	1,025.21	0.00	0.00

55                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$960.10	$1.24	$1,023.95	$1.28	0.25%
AX	1,000.00	960.10	1.24	1,023.95	1.28	0.25
C	1,000.00	955.00	4.93	1,020.16	5.09	1.00
CX	1,000.00	956.10	4.93	1,020.16	5.09	1.00
R	1,000.00	957.70	2.47	1,022.68	2.55	0.50
RX	1,000.00	958.80	2.47	1,022.68	2.55	0.50
Y	1,000.00	961.20	0.00	1,025.21	0.00	0.00
R5	1,000.00	961.50	0.00	1,025.21	0.00	0.00
R6	1,000.00	961.50	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$934.50	$1.22	$1,023.95	$1.28	0.25%
AX	1,000.00	934.60	1.22	1,023.95	1.28	0.25
C	1,000.00	930.20	4.87	1,020.16	5.09	1.00
CX	1,000.00	930.20	4.87	1,020.16	5.09	1.00
R	1,000.00	933.00	2.44	1,022.68	2.55	0.50
RX	1,000.00	933.00	2.44	1,022.68	2.55	0.50
Y	1,000.00	934.70	0.00	1,025.21	0.00	0.00
R5	1,000.00	935.00	0.00	1,025.21	0.00	0.00
R6	1,000.00	935.00	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$923.10	$1.21	$1,023.95	$1.28	0.25%
AX	1,000.00	923.00	1.21	1,023.95	1.28	0.25
C	1,000.00	920.70	4.84	1,020.16	5.09	1.00
CX	1,000.00	920.40	4.84	1,020.16	5.09	1.00
R	1,000.00	922.60	2.42	1,022.68	2.55	0.50
RX	1,000.00	922.60	2.42	1,022.68	2.55	0.50
Y	1,000.00	924.70	0.00	1,025.21	0.00	0.00
R5	1,000.00	924.80	0.00	1,025.21	0.00	0.00
R6	1,000.00	924.80	0.00	1,025.21	0.00	0.00

56                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$913.60	$1.21	$1,023.95	$1.28	0.25%
AX	1,000.00	913.70	1.21	1,023.95	1.28	0.25
C	1,000.00	909.60	4.81	1,020.16	5.09	1.00
CX	1,000.00	910.80	4.82	1,020.16	5.09	1.00
R	1,000.00	913.00	2.41	1,022.68	2.55	0.50
RX	1,000.00	911.80	2.41	1,022.68	2.55	0.50
Y	1,000.00	914.00	0.00	1,025.21	0.00	0.00
R5	1,000.00	914.20	0.00	1,025.21	0.00	0.00
R6	1,000.00	915.40	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2018, through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

57                         Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2018:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$492,262	0.00%	0.00%	40.21%
Invesco Balanced-Risk Retirement 2020 Fund	—	0.00	0.00	45.37
Invesco Balanced-Risk Retirement 2030 Fund	—	0.00	0.00	40.20
Invesco Balanced-Risk Retirement 2040 Fund	—	0.00	0.00	40.21
Invesco Balanced-Risk Retirement 2050 Fund	434,907	0.00	0.00	40.21

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

58                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Retirement Funds

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	IBRR-AR-1	02282019	0953

Annual Report to Shareholders	December 31, 2018

Invesco Allocation Funds Invesco Conservative Allocation Fund Invesco Growth Allocation Fund Invesco Moderate Allocation Fund

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1   Source: FactSet Research Systems Inc.

2   Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

3   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	3.50%
10 Years	5.14
5 Years	1.11
1 Year	-9.77

Class C Shares
Inception (4/29/05)	3.17%
10 Years	4.95
5 Years	1.50
1 Year	-6.12

Class R Shares
Inception (4/29/05)	3.67%
10 Years	5.48
5 Years	2.00
1 Year	-4.68

Class S Shares
10 Years	5.83%
5 Years	2.38
1 Year	-4.31

Class Y Shares
Inception (10/3/08)	5.03%
10 Years	5.98
5 Years	2.51
1 Year	-4.27

Class R5 Shares
Inception (4/29/05)	4.22%
10 Years	6.03
5 Years	2.57
1 Year	-4.18

Class R6 Shares
10 Years	5.80%
5 Years	2.36
1 Year	-4.10

Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 was 1.06%, 1.81%, 1.31%, 0.96%, 0.81%, 0.77% and 0.77%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.53%.

3	Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1   Source: FactSet Research Systems Inc.

2   Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

3   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.71%
10 Years	7.76
5 Years	1.72
1 Year	-13.29

Class C Shares
Inception (4/30/04)	4.33%
10 Years	7.54
5 Years	2.10
1 Year	-9.85

Class R Shares
Inception (4/30/04)	4.86%
10 Years	8.09
5 Years	2.62
1 Year	-8.49

Class S Shares
10 Years	8.46%
5 Years	2.97
1 Year	-8.17

Class Y Shares
Inception (10/3/08)	6.38%
10 Years	8.63
5 Years	3.14
1 Year	-8.08

Class R5 Shares
Inception (4/30/04)	5.46%
10 Years	8.72
5 Years	3.24
1 Year	-8.02

Class R6 Shares
10 Years	8.43%
5 Years	2.99
1 Year	-7.96

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.13%, 1.88%, 1.38%, 1.03%, 0.88%, 0.77% and 0.77%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58%.

5	Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1   Source: FactSet Research Systems Inc.

2   Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

3   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.44%
10 Years	6.86
5 Years	1.51
1 Year	-11.59

Class C Shares
Inception (4/30/04)	4.07%
10 Years	6.67
5 Years	1.92
1 Year	-7.97

Class R Shares
Inception (4/30/04)	4.59%
10 Years	7.20
5 Years	2.42
1 Year	-6.72

Class S Shares
10 Years	7.57%
5 Years	2.79
1 Year	-6.29

Class Y Shares
Inception (10/3/08)	6.12%
10 Years	7.74
5 Years	2.95
1 Year	-6.14

Class R5 Shares
Inception (4/30/04)	5.12%
10 Years	7.75
5 Years	2.95
1 Year	-6.14

Class R6 Shares
10 Years	7.52%
5 Years	2.77
1 Year	-6.15

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.95%, 0.80%, 0.74% and 0.74%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.56%.

7	Invesco Allocation Funds

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

8	Invesco Allocation Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

9	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Conservative Allocation Fund

For the year ended December 31, 2018, Class A shares of Invesco Conservative Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Conservative Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.50%
Class C Shares	-5.21
Class R Shares	-4.68
Class S Shares	-4.31
Class Y Shares	-4.27
Class R5 Shares	-4.18
Class R6 Shares	-4.10
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Conservative Allocation Index⬛ (Style-Specific Index)	-2.95
Lipper Mixed-Asset Target Allocation Conservative Funds Index[u] (Peer Group Index)	-3.52
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While the S&P 500 Index delivered a positive return for that quarter, most major international indexes had negative returns. Many international stocks struggled as rried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets.

After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US and China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a predefined level of risk. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns for the year and detracted from the Fund’s absolute performance. From an asset class perspective, the Fund’s equity exposure was the largest detractor from absolute Fund performance. Our fixed income allocation was the largest detractor from the Fund’s results relative to the style-specific index. Within the equity allocation, underlying holdings in US and international equities detracted from the Fund’s absolute and relative performance. The leading detractors in equities were Invesco Growth and Income Fund, Invesco International Growth Fund and Invesco FTSE RAFI Developed Markets ex-U.S. ETF. Within the fixed income allocation, Invesco Core Plus Bond Fund, Invesco Emerging Markets Flexible Bond Fund and Invesco High Yield Fund detracted from absolute and relative Fund performance. Each underlying fund posted negative returns during the year and underperformed the broader fixed income market. The Fund’s allocation to alternative funds also detracted from relative performance with Invesco Balanced-Risk Allocation Fund as the leading detractor within the asset class.

    In contrast, although the Fund’s equity allocation was the leading detractor from

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	59.7%
Equity Funds	32.5
Alternative Funds	7.0
Money Market Funds	0.8

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$282.8 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	CAAMX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Class R5 Shares	CMAIX
Class R6 Shares	CNSSX

10	Invesco Allocation Funds

absolute Fund performance during the year, an underweight allocation to equities versus the style-specific index contributed to the Fund’s relative performance. Specifically, having less exposure to international developed equities benefited the Fund’s relative performance. From an individual holdings perspective, Invesco Russell Top 200 Pure Growth ETF posted a positive return for the year and was the largest contributor to both absolute and relative Fund performance. The ETF benefited from the outperformance of US large-cap stocks over their mid- and small-cap counterparts during the year.

As part of the Fund’s strategic annual rebalance, we trimmed our positions in Invesco Quality Income Fund and Invesco Floating Rate Fund to establish a position in Invesco Variable Rate Investment Grade ETF. Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Global Targeted Returns Fund, Invesco Balanced-Risk Allocation Fund and Invesco Emerging Markets Flexible Bond Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

It has been our privilege to oversee Invesco Conservative Allocation Fund, and we thank you for your continued investment.

1   Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions
Development and Implementation Team, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

11	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund

For the year ended December 31, 2018, Class A shares of Invesco Growth Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Growth Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.27%
Class C Shares	-8.95
Class R Shares	-8.49
Class S Shares	-8.17
Class Y Shares	-8.08
Class R5 Shares	-8.02
Class R6 Shares	-7.96
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Growth Allocation Index ⬛ (Style-Specific Index)	-6.98
Lipper Mixed-Asset Target Allocation Growth Funds Index ◆ (Peer Group Index)	-6.11
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While the S&P 500 Index delivered a positive return for that quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets.

After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US and China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns for the year and detracted from the Fund’s absolute performance. From an asset class perspective, the Fund’s allocation to equities was the largest detractor from absolute Fund performance. In particular, underlying holdings in international developed and emerging markets detracted from both absolute Fund performance and the Fund’s performance relative to the style-specific index. The leading detractors within this allocation were Invesco Developing Markets Fund, Invesco Low Volatility Emerging Markets Fund and Invesco International Select Equity Fund (formerly known as Invesco International Companies Fund). Each underlying fund posted double-digit, negative performance during the year and largely underperformed the broader equities markets. Underlying holdings within the Fund’s allocation to US equities also detracted from both the Fund’s absolute and relative performance. Notable detractors within this allocation included Invesco Diversified Dividend Fund, Invesco Comstock Fund and Invesco Equally-Weighted S&P 500 Fund. An underweight allocation to fixed income versus the style-specific index also detracted from the Fund’s relative performance during the year.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	82.0%
Fixed Income Funds	12.9
Alternative Funds	4.4
Money Market Funds	0.7

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$905.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	AADAX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX
Class R6 Shares	AAESX

12	Invesco Allocation Funds

In contrast, having less exposure to international developed equities relative to the Fund’s style-specific index, as well as a relative overweight allocation to alternative funds, benefited the Fund’s relative performance. Within the alternative funds allocation, Invesco All Cap Market Neutral Fund posted positive returns during the year and contributed to the Fund’s relative performance. From an individual holdings perspective, Invesco Russell Top 200 Pure Growth ETF posted a positive return for the year and was the largest individual contributor to both the Fund’s absolute and relative performance. The Fund’s allocation to small- and mid-cap US equities also contributed to relative performance during the year. Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF both benefited from low volatility strategies and also contributed to the Fund’s relative performance for the year.

There were no significant changes to the Fund’s strategic allocation during the year. Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Balanced-Risk Allocation Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund and Invesco Emerging Markets Flexible Bond Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

It has been our privilege to oversee Invesco Growth Allocation Fund, and we thank you for your continued investment.

1   Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions
Development and Implementation Team, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

13	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund

For the year ended December 31, 2018, Class A shares of Invesco Moderate Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Moderate Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.46%
Class C Shares	-7.09
Class R Shares	-6.72
Class S Shares	-6.29
Class Y Shares	-6.14
Class R5 Shares	-6.14
Class R6 Shares	-6.15
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Moderate Allocation Index ⬛ (Style-Specific Index)	-5.07
Lipper Mixed-Asset Target Allocation Moderate Funds Index◆ (Peer Group Index)	-5.15
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While the S&P 500 Index delivered a positive return for that quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets.

After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US and China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined level of risk. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns for the year and detracted from the Fund’s absolute performance. From an asset class perspective, the Fund’s allocation to equities was the largest detractor from both the Fund’s absolute performance and the Fund’s performance relative to the style-specific index. In particular, underlying holdings in international developed and emerging markets detracted from absolute and relative Fund performance. The leading detractors within this allocation were Invesco Developing Markets Fund, Invesco Low Volatility Emerging Markets Fund and Invesco International Select Equity Fund (formerly known as Invesco International Companies Fund). Each underlying fund posted double-digit, negative performance during the year and largely underperformed the broader equities markets. Underlying holdings within the allocation to US equities also detracted from the Fund’s absolute and relative performance. Notable detractors within this allocation included Invesco Diversified Dividend Fund, Invesco Comstock Fund and Invesco Equally-Weighted S&P 500 Fund. An underweight allocation to fixed income versus the style-specific index also detracted from the Fund’s relative performance for the year.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	61.3%
Fixed Income Funds	33.7
Alternative Funds	4.4
Money Market Funds	0.6

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$662.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	AMKAX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX
Class R6 Shares	AMLSX

14	Invesco Allocation Funds

In contrast, although the Fund’s equity allocation was the leading detractor from absolute Fund performance during the year, an underweight allocation to equities versus the style-specific index contributed to the Fund’s relative performance. Specifically, having less exposure to international developed equities relative to the Fund’s style-specific index, as well as a relative overweight allocation to alternative funds, benefited the Fund’s relative performance. Within the alternative funds allocation, Invesco All Cap Market Neutral Fund posted positive returns during the year and contributed to the Fund’s relative performance. From an individual holdings perspective, Invesco Russell Top 200 Pure Growth ETF posted a positive return for the year and was the largest individual contributor to both the Fund’s absolute and relative performance. The Fund’s allocation to small- and mid-cap US equities also contributed to relative performance during the year. Invesco S&P MidCap Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF both benefited from low volatility strategies and also contributed to the Fund’s relative performance for the year.

As part of the Fund’s strategic annual rebalance, we trimmed our positions in Invesco Comstock Fund, Invesco 1-30 Laddered Treasury ETF and Invesco Emerging Markets Flexible Bond Fund and used the proceeds to establish new positions in Invesco S&P SmallCap Low Volatility ETF and Invesco Emerging Markets Sovereign Debt ETF. Please note that some of the Fund’s underlying holdings – which include, but are not limited to, Invesco Core Plus Bond Fund, Invesco Balanced-Risk Allocation Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund and Invesco Emerging Markets Flexible Bond Fund – may use derivatives, including futures, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can also be attributed to these instruments.

It has been our privilege to oversee Invesco Moderate Allocation Fund, and we thank you for your continued investment.

1   Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions
Development and Implementation Team, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

15	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Active trading risk	X		X
Allocation risk	X	X	X
Authorized participation concentration risk	X	X	X
Borrowing risk	X
Changing fixed income market conditions risk	X		X
Collateralized loan obligations risk	X		X
Commodities tax risk	X	X	X
Commodity-linked notes risk	X	X	X
Commodity risk	X	X	X
Consumer discretionary sector risk		X
Convertible securities risk	X
Debt securities risk	X	X	X
Depositary receipts risk		X
Derivatives risk	X	X	X
Dollar roll transactions risk	X
Emerging markets securities risk	X	X	X
Exchange-traded fund industry concentration risk	X	X	X
Exchange-traded funds risk	X	X	X
Foreign credit exposure risk	X
Foreign government debt risk	X		X
Foreign securities risk	X	X	X
Fund of funds risk	X	X	X
Geographic focus risk		X
Growth investing risk		X
High yield debt securities (junk bond) risk	X		X
Indexing risk		X
Liquidity risk	X		X
Management risk	X	X	X
Market risk	X	X	X
Market trading risk		X
Mortgage- and asset-backed securities risk	X		X
Municipal securities risk	X		X

16	Invesco Allocation Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Non-correlation risk		X
Non-diversification risk		X
Preferred securities risk	X
Real estate investment trust (REIT) risk/real estate risk		X
Sector focus risk		X
Small- and mid-capitalization companies risks		X
TBA transactions risk	X		X
US government obligations risk	X		X
Valuation time risk		X
Value investing style risk	X	X	X
When-issued, delayed delivery and forward commitment risks	X		X
Zero coupon or pay-in-kind securities risk	X		X

Principal risks defined

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎	Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs carry risks including interest rate risk and credit risk.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such continued on page 18

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

17	Invesco Allocation Funds

continued from page 17

investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

∎	Consumer discretionary sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, changes in consumer preferences and spending, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund

18	Invesco Allocation Funds

may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the

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19	Invesco Allocation Funds

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value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.

∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.

∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable,

20	Invesco Allocation Funds

resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the index resulting from legal restrictions, costs or liquidity constraints.
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Real estate investment trust (REIT) risk/ real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎	Valuation time risk. An underlying exchange-traded fund may invest in securities of foreign issuers and, because foreign exchanges may be open on days when an underlying fund does not price its shares, the value of the non-US securities in an underlying fund’s portfolio may change on days when investors are not able to purchase or sell an underlying fund’s shares. As a result, trading spreads and the resulting premium or discount on an underlying fund’s shares may widen, and, therefore, increase the difference between the market price of an underlying fund’s shares and the net asset value (“NAV”) of such shares.
∎	Value investing style risk. A value investing style subjects an underlying fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

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21	Invesco Allocation Funds

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About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Conservative Allocation Index is composed of the following: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. The current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The Custom Invesco Growth Allocation Index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎	The Custom Invesco Moderate Allocation Index is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

22	Invesco Allocation Funds

Schedule of Investments

December 31, 2018

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.34%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–3.55%
Invesco Global Targeted Returns Fund–Class R6	3.55%	$8,001,974	$3,225,543	$(730,704)	$(454,869)		$(7,403)	$214,105	1,055,157	$10,034,541

Asset Allocation Funds–3.48%
Invesco Balanced-Risk Allocation Fund–Class R6(b)	3.48%	8,157,296	3,085,618	(688,828)	(710,826)		8,606	—	959,286	9,851,866

Domestic Equity Funds–22.80%
Invesco All Cap Market Neutral Fund–Class R6(b)	0.00%	6,416,736	226,269	(6,642,361)	1,257,687		(1,258,331)	—	—	—
Invesco American Franchise Fund–Class R6(b)	2.45%	7,969,999	1,972,179	(2,317,797)	(1,214,471)		1,123,933	—	388,205	6,921,700
Invesco Diversified Dividend Fund–Class R6	6.92%	24,145,843	3,611,924	(5,135,377)	(3,198,127)		1,081,672	572,244	1,120,868	19,581,558
Invesco Equally-Weighted S&P 500 Fund–Class R6	5.48%	18,538,980	4,013,605	(4,945,007)	(2,908,645)		1,512,456	277,340	296,583	15,484,612
Invesco Growth and Income Fund–Class R6	4.47%	15,392,638	4,701,926	(4,149,937)	(3,532,098)		1,594,870	267,345	616,953	12,653,703
Invesco Russell Top 200 Pure Growth ETF(f)	3.48%	11,184,296	2,331,850	(4,034,698)	(809,019)		1,164,228	89,210	214,868	9,836,657
Total Domestic Equity Funds		83,648,492	16,857,753	(27,225,177)	(10,404,673)		5,218,828	1,206,139		64,478,230

Fixed-Income Funds–59.84%
Invesco 1-30 Laddered Treasury ETF(f)	4.24%	17,608,992	1,149,501	(6,225,878)	(883,312)		335,463	308,892	375,345	11,984,766
Invesco Core Plus Bond Fund–Class R6	17.94%	57,987,955	3,391,337	(7,281,898)	(3,171,630)		(132,237)	1,967,051	4,940,860	50,742,635
Invesco Emerging Market Flexible Bond Fund–Class R6	3.02%	16,048,596	673,086	(6,573,037)	656,156		(2,139,786)	353,120	1,494,969	8,551,223
Invesco Emerging Markets Sovereign Debt ETF(f)	1.49%	—	4,640,945	(234,094)	(175,783)		(9,073)	149,355	159,803	4,221,995
Invesco Floating Rate Fund–Class R6	3.98%	17,816,373	1,009,596	(7,070,692)	(482,779)		(23,483)	644,623	1,558,035	11,249,015
Invesco High Yield Fund–Class R6	7.43%	19,471,234	6,273,604	(2,969,226)	(1,704,607)		(70,808)	1,165,738	5,468,801	21,000,197
Invesco LadderRite 0-5 Year Corporate Bond ETF(f)	0.00%	8,020,945	94,553	(7,960,616)	(51,337)		(103,545)	52,846	—	—
Invesco Quality Income Fund–Class R5	7.02%	29,780,928	1,642,650	(10,434,859)	(507,408)		(640,313)	995,789	1,722,309	19,840,998
Invesco Short Duration Inflation Protected Fund–Class R6	5.25%	15,247,781	2,224,029	(2,210,830)	(370,988)		(31,460)	424,084	1,472,600	14,858,532
Invesco Short Term Bond Fund–Class R6	5.99%	11,251,700	8,180,939	(2,234,961)	(243,251)		(6,915)	432,365	2,010,381	16,947,512
Invesco Variable Rate Investment Grade ETF(f)	3.48%	—	10,831,853	(770,854)	(207,969)		(2,508)	208,517	399,940	9,850,522
Total Fixed-Income Funds		193,234,504	40,112,093	(53,966,945)	(7,142,908)		(2,824,665)	6,702,380		169,247,395

Foreign Equity Funds–6.91%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(f)	3.45%	9,771,170	3,471,577	(1,591,998)	(2,087,142)		190,167	304,922	259,962	9,753,774
Invesco International Growth Fund–Class R6	3.46%	9,733,143	3,721,288	(1,163,373)	(2,634,857)		888,444	144,297	344,434	9,775,029
Total Foreign Equity Funds		19,504,313	7,192,865	(2,755,371)	(4,721,999)		1,078,611	449,219		19,528,803

Real Estate Funds–2.94%
Invesco Global Real Estate Income Fund–Class R6	2.94%	9,671,426	698,152	(1,362,215)	(707,053)		25,130	341,166	988,770	8,325,440

Money Market Funds–0.82%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	0.31%	404,778	11,297,821	(10,826,741)	—		—	7,686	875,858	875,858
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	0.22%	289,119	8,069,872	(7,733,386)	4		(76)	6,159	625,471	625,533
Invesco Treasury Portfolio–Institutional Class, 2.30%(e)	0.29%	462,604	12,931,278	(12,569,960)	—		—	6,753	823,922	823,922
Total Money Market Funds		1,156,501	32,298,971	(31,130,087)	4		(76)	20,598		2,325,313
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $274,670,238)	100.34%	$323,374,506	$103,470,995	$(117,859,327)	$(24,142,324	)(c)	$3,499,031 (d)	$8,933,607		$283,791,588
OTHER ASSETS LESS LIABILITIES	(0.34)%									(971,282)
NET ASSETS	100.00%									$282,820,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Allocation Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Includes $50,892 and $113,792 of return of capital received from Invesco Core Plus Bond Fund and Invesco Emerging Markets Flexible Bond Fund, respectively.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco American Franchise Fund	$612,143
Invesco Diversified Dividend Fund	924,377
Invesco Equally-Weighted S&P 500 Fund	726,777
Invesco Growth and Income Fund	1,353,696
Invesco International Growth Fund	769,616

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(f)

Effective June 4, 2018, PowerShares Russell Top 200 Pure Growth Portfolio-ETF, PowerShares 1-30 Laddered Treasury Portfolio-ETF, PowerShares Emerging Markets Sovereign Debt Portfolio-ETF, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio-ETF, PowerShares Variable Rate Investment Grade Portfolio-ETF and PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio-ETF were renamed to Invesco Russell Top 200 Pure Growth ETF, Invesco 1-30 Laddered Treasury ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco LadderRite 0-5 Year Corporate Bond ETF, Invesco Variable Rate Investment Grade ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF, respectively. Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.08%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–4.45%
Invesco Balanced-Risk Allocation Fund–Class R6(b)	4.45%	$47,621,767	$2,266,167	$(6,444,982)	$(3,224,758)		$105,959	$—	3,926,402	$40,324,153

Domestic Equity Funds–55.78%
Invesco All Cap Market Neutral Fund–Class R6(b)	3.95%	42,160,997	8,228,396	(12,229,656)	(658,578)		1,973,542	—	4,542,926	35,798,258
Invesco American Franchise Fund–Class R6(b)	5.73%	60,221,585	10,512,707	(13,449,061)	(10,343,975)		9,567,033	—	2,909,390	51,874,428
Invesco Comstock Fund–Class R6	6.98%	84,364,014	14,313,407	(21,886,418)	(21,102,176)		12,044,505	1,343,370	2,938,008	63,167,161
Invesco Diversified Dividend Fund–Class R6	11.45%	121,631,398	13,222,803	(14,910,978)	(18,176,280)		6,811,344	3,093,255	5,932,677	103,643,859
Invesco Equally-Weighted S&P 500 Fund–Class R6	8.48%	105,486,236	10,073,857	(27,812,564)	(17,107,936)		9,783,109	1,387,956	1,470,705	76,785,528
Invesco Long/Short Equity Fund–Class R6(b)	3.00%	31,535,069	6,457,822	(3,671,645)	(7,515,805)		2,717,019	—	2,960,658	27,119,623
Invesco Russell Top 200 Pure Growth ETF(C)	6.97%	73,486,341	5,953,168	(18,208,876)	(4,499,373)		6,393,225	593,630	1,378,866	63,124,485
Invesco S&P Midcap Low Volatility ETF(C)	3.99%	42,310,633	2,149,794	(7,736,509)	(1,682,398)		1,112,803	799,103	814,470	36,154,323
Invesco S&P Smallcap Low Volatility ETF(C)	2.98%	26,358,430	7,551,516	(4,993,916)	(2,497,864)		546,773	713,599	632,386	26,964,939
Invesco Small Cap Equity Fund–Class R6(b)	2.25%	23,705,536	5,660,421	(3,148,211)	(6,554,372)		3,436,480	—	1,629,919	20,373,984
Total Domestic Equity Funds		611,260,239	84,123,891	(128,047,834)	(90,138,757)		54,385,833	7,930,913		505,006,588

Fixed-Income Funds–12.88%
Invesco 1-30 Laddered Treasury ETF(C)	2.48%	26,489,072	3,135,562	(6,410,602)	(667,806)		(87,654)	552,852	703,369	22,458,572
Invesco Core Plus Bond Fund–Class R6	5.20%	55,809,914	7,181,673	(12,569,359)	(2,920,069)		(316,099)	1,919,779	4,589,740	47,136,634
Invesco Emerging Markets Flexible Bond Fund–Class R6	0.99%	10,618,585	1,558,987	(1,709,877)	(1,305,168)		(97,947)	342,270	1,566,595	8,960,924
Invesco Quality Income Fund–Class R5	2.48%	26,564,905	3,006,902	(6,055,756)	(793,437)		(300,845)	1,075,010	1,946,334	22,421,769
Invesco Short Term Bond Fund–Class R6	1.73%	18,607,355	1,430,328	(4,039,834)	(280,346)		(35,883)	480,546	1,860,216	15,681,620
Total Fixed-Income Funds		138,089,831	16,313,452	(30,785,428)	(5,966,826)		(838,428)	4,370,457		116,659,519

Foreign Equity Funds–23.78%
Invesco Developing Markets Fund–Class R6	2.23%	24,006,917	3,878,180	(2,791,399)	(5,016,210)		131,795	432,825	674,317	20,209,283
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(C)	6.91%	66,139,492	14,341,863	(5,157,615)	(13,507,360)		776,623	2,035,879	1,668,257	62,593,003
Invesco International Growth Fund–Class R6	6.76%	71,920,377	8,664,201	(3,073,718)	(17,319,066)		5,787,335	902,885	2,155,164	61,163,547
Invesco International Select Equity Fund–Class R6(c)	5.89%	50,677,563	22,114,721	(3,780,321)	(16,389,035)		3,934,675	591,855	5,813,961	53,314,023
Invesco Low Volatility Emerging Markets Fund–Class R6	1.99%	21,413,991	5,822,017	(2,161,376)	(6,928,248)		2,312,547	557,283	3,001,985	18,041,928
Total Foreign Equity Funds		234,158,340	54,820,982	(16,964,429)	(59,159,919)		12,942,975	4,520,727		215,321,784

Real Estate Funds–2.53%
Invesco Global Real Estate Income Fund–Class R6	2.53%	26,477,450	1,685,344	(3,361,736)	(1,928,250)		23	943,054	2,716,488	22,872,831

Money Market Funds–0.66%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.16%	1,009,220	28,485,872	(28,042,748)	—		—	14,199	1,452,344	1,452,344
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.11%	720,739	20,347,051	(20,030,556)	49		49	11,498	1,037,228	1,037,332
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.39%	1,153,394	36,357,363	(33,986,063)	—		—	37,622	3,524,694	3,524,694
Total Money Market Funds		2,883,353	85,190,286	(82,059,367)	49		49	63,319		6,014,370
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $864,083,092)	100.08%	$1,060,490,980	$244,400,122	$(267,663,776)	$(160,418,461	)(c)	$66,596,411 (e)	$17,828,470		$906,199,245
OTHER ASSETS LESS LIABILITIES	(0.08)%									(754,174)
NET ASSETS	100.00%									$905,445,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)

Effective June 4, 2018, PowerShares Russell Top 200 Pure Growth Portfolio-ETF, PowerShares S&P Midcap Low Volatility Portfolio-ETF, PowerShares S&P Smallcap Low Volatility Portfolio-ETF, PowerShares 1-30 Laddered Treasury Portfolio-ETF and PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio-ETF were renamed to Invesco Russell Top 200 Pure Growth ETF, Invesco S&P Midcap Low Volatility ETF, Invesco S&P Smallcap Low Volatility ETF, Invesco 1-30 Laddered Treasury ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF, respectively. Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.

(d)	Includes $49,426 and $103,656 of return of capital received from Invesco Core Plus Bond Fund and Invesco Emerging Markets Flexible Bond Fund, respectively.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$3,676,443
Invesco American Franchise Fund	4,633,861
Invesco Comstock Fund	4,566,171
Invesco Diversified Dividend Fund	4,934,428
Invesco Equally-Weighted S&P 500 Fund	3,637,174
Invesco Long/Short Equity Fund	2,402,837
Invesco Small Cap Equity Fund	2,725,870
Invesco International Growth Fund	4,815,582
Invesco International Select Equity Fund	3,243,580
Invesco Low Volatility Emerging Markets Fund	2,417,003

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–99.80%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Asset Allocation Funds–4.44%
Invesco Balanced-Risk Allocation Fund–Class R6(b)	4.44%	$35,029,402	$595,816	$(3,962,500)	$(2,203,098)		$(38,301)	$—	2,864,783	$29,421,319

Domestic Equity Funds–42.25%
Invesco All Cap Market Neutral Fund–Class R6(b)	2.94%	23,058,231	3,125,633	(5,418,917)	(50,105)		737,357	—	2,470,722	19,469,293
Invesco American Franchise Fund–Class R6(b)	4.20%	32,458,395	7,212,932	(9,080,997)	(4,470,363)		4,169,584	—	1,560,653	27,826,450
Invesco Comstock Fund–Class R6	4.98%	50,556,486	9,306,443	(19,937,232)	(9,007,209)		4,378,140	720,995	1,532,321	32,944,909
Invesco Diversified Dividend Fund–Class R6	9.89%	77,126,143	9,364,724	(10,834,208)	(10,361,585)		3,271,660	1,945,499	3,746,305	65,447,952
Invesco Equally-Weighted S&P 500 Fund–Class R6	6.23%	61,791,248	9,011,439	(23,870,032)	(10,770,666)		7,022,806	735,790	790,206	41,256,638
Invesco Long/Short Equity Fund–Class R6(b)	1.98%	15,566,893	3,164,293	(2,170,346)	(3,690,986)		1,401,044	—	1,431,517	13,112,694
Invesco Russell Top 200 Pure Growth ETF(c)	6.02%	45,931,791	6,311,040	(13,837,548)	(2,190,427)		3,652,886	369,868	870,855	39,867,742
Invesco S&P Midcap Low Volatility ETF(c)	2.27%	17,228,971	1,127,542	(3,151,232)	(511,571)		305,183	327,130	337,889	14,998,893
Invesco S&P Smallcap Low Volatility ETF(c)	1.75%	—	14,119,382	(1,872,857)	(760,875)		110,469	277,071	271,954	11,596,119
Invesco Small Cap Equity Fund–Class R6(b)	1.99%	15,481,355	3,808,504	(2,402,058)	(4,021,911)		2,062,115	—	1,056,207	13,202,588
Total Domestic Equity Funds		339,199,513	66,551,932	(92,575,427)	(45,835,698)		27,111,244	4,376,353		279,723,278

Fixed-Income Funds–33.59%
Invesco 1-30 Laddered Treasury ETF(c)	3.45%	38,587,101	2,900,492	(17,377,300)	(1,960,401)		664,827	640,599	714,523	22,814,719
Invesco Core Plus Bond Fund–Class R6	10.12%	79,456,842	6,997,467	(14,793,156)	(4,101,929)		(473,953)	2,702,736	6,525,335	67,015,191
Invesco Emerging Markets Flexible Bond Fund–Class R6	1.97%	23,229,597	2,029,838	(9,755,214)	1,164,498		(3,458,049)	549,791	2,278,892	13,035,263
Invesco Emerging Markets Sovereign Debt ETF(c)	1.24%	—	9,304,815	(754,603)	(340,414)		(33,680)	299,018	309,467	8,176,118
Invesco Floating Rate Fund–Class R6	1.99%	17,403,695	1,347,808	(4,970,262)	(602,466)		(8,740)	723,404	1,824,105	13,170,035
Invesco High Yield Fund–Class R6	2.74%	23,353,929	1,884,636	(5,367,544)	(1,691,219)		(19,166)	1,144,821	4,729,332	18,160,636
Invesco Quality Income Fund–Class R5	6.17%	46,492,741	6,446,283	(10,137,594)	(1,258,806)		(665,742)	1,921,947	3,548,341	40,876,882
Invesco Short Duration Inflation Protected Fund–Class R6	3.20%	19,385,026	6,826,517	(4,416,533)	(503,764)		(82,912)	616,246	2,101,916	21,208,334
Invesco Short Term Bond Fund–Class R6	2.71%	15,507,454	6,643,335	(3,932,069)	(284,540)		(20,774)	502,372	2,124,959	17,913,406
Total Fixed-Income Funds		263,416,385	44,381,191	(71,504,275)	(9,579,041)		(4,098,189)	9,100,934		222,370,584

Foreign Equity Funds–16.40%
Invesco Developing Markets Fund–Class R6	0.99%	11,740,198	1,120,516	(4,633,564)	(2,419,036)		719,922	139,628	217,819	6,528,036
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(c)	5.51%	36,979,026	11,827,923	(5,104,519)	(7,626,022)		421,322	1,155,700	972,754	36,497,730
Invesco International Growth Fund–Class R6	4.99%	34,940,947	9,621,403	(2,892,753)	(8,950,101)		2,893,394	487,341	1,163,271	33,013,632
Invesco International Select Equity Fund–Class R6(c)	3.92%	23,619,554	12,710,963	(2,813,997)	(7,835,281)		1,868,977	288,303	2,832,084	25,970,210
Invesco Low Volatility Emerging Markets Fund–Class R6	0.99%	9,959,025	2,006,777	(2,850,173)	(2,875,623)		1,203,395	203,494	1,091,652	6,560,825
Total Foreign Equity Funds		117,238,750	37,287,582	(18,295,006)	(29,706,063)		7,107,010	2,274,466		108,570,433

Real Estate Funds–2.49%
Invesco Global Real Estate Income Fund–Class R6	2.49%	19,307,677	1,186,556	(2,617,544)	(1,395,065)		14,442	681,770	1,959,153	16,496,066

Money Market Funds–0.63%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.27%	846,392	24,731,099	(23,812,059)	—		—	19,685	1,765,432	1,765,432
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.19%	604,539	17,665,071	(17,008,614)	29		35	15,820	1,260,934	1,261,060
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.17%	967,306	27,745,867	(27,579,502)	—		—	12,047	1,133,671	1,133,671
Total Money Market Funds		2,418,237	70,142,037	(68,400,175)	29		35	47,552		4,160,163
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $615,240,867)	99.80%	$776,609,964	$220,145,114	$(257,354,927)	$(88,718,936	)(c)	$30,096,241 (e)	$16,481,075		$660,741,843
OTHER ASSETS LESS LIABILITIES	0.20%									1,315,841
NET ASSETS	100.00%									$662,057,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Allocation Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)

Effective June 4, 2018, PowerShares Russell Top 200 Pure Growth Portfolio-ETF, PowerShares S&P Midcap Low Volatility Portfolio-ETF, PowerShares S&P Smallcap Low Volatility Portfolio-ETF, PowerShares 1-30 Laddered Treasury Portfolio-ETF, PowerShares Emerging Markets Sovereign Debt Portfolio-ETF and PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio-ETF were renamed to Invesco Russell Top 200 Pure Growth ETF, Invesco S&P Midcap Low Volatility ETF, Invesco S&P Smallcap Low Volatility ETF, Invesco 1-30 Laddered Treasury ETF, Invesco Emerging Markets Sovereign Debt ETF and Invesco FTSE RAFI Developed Markets ex-U.S. ETF, respectively. Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.

(d)	Includes $70,080 and $175,407 of return of capital received from Invesco Core Plus Bond Fund and Invesco Emerging Markets Flexible Bond Fund, respectively.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$1,982,906
Invesco American Franchise Fund	2,463,101
Invesco Comstock Fund	2,351,719
Invesco Diversified Dividend Fund	3,118,782
Invesco Equally-Weighted S&P 500 Fund	1,928,157
Invesco Long/Short Equity Fund	1,158,204
Invesco Small Cap Equity Fund	1,725,417
Invesco International Growth Fund	2,599,258
Invesco International Select Equity Fund	1,580,006
Invesco Low Volatility Emerging Markets Fund	882,576

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2018

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$283,791,588	$906,199,245	$660,741,843
Cash	196,774	797,227	243,460
Receivable for:
Investments sold — affiliated underlying funds	—	12,877,310	—
Fund shares sold	401,764	1,454,485	1,577,198
Dividends from affiliated underlying funds	457,742	319,181	601,016
Investment for trustee deferred compensation and retirement plans	80,954	184,477	132,773
Other assets	19,195	30,893	25,297
Total assets	284,948,017	921,862,818	663,321,587

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	1,094,052	14,968,419	—
Fund shares reacquired	743,246	526,636	647,889
Accrued fees to affiliates	152,984	620,055	379,597
Accrued trustees’ and officers’ fees and benefits	4,697	6,450	5,763
Accrued other operating expenses	42,840	93,120	83,491
Trustee deferred compensation and retirement plans	89,892	203,067	147,163
Total liabilities	2,127,711	16,417,747	1,263,903
Net assets applicable to shares outstanding	$282,820,306	$905,445,071	$662,057,684

Net assets consist of:
Shares of beneficial interest	$276,781,233	$827,366,787	$607,074,867
Distributable earnings	6,039,073	78,078,284	54,982,817
	$282,820,306	$905,445,071	$662,057,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2018

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Net Assets:
Class A	$210,248,397	$739,239,874	$510,795,392
Class C	$57,059,914	$118,924,852	$105,838,542
Class R	$7,410,116	$18,274,760	$14,152,145
Class S	$1,813,996	$20,700,083	$24,422,243
Class Y	$6,268,255	$8,270,517	$6,826,964
Class R5	$10,186	$25,254	$13,149
Class R6	$9,442	$9,731	$9,249

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	19,678,652	51,447,581	42,598,638
Class C	5,395,850	8,339,532	8,897,837
Class R	696,202	1,274,454	1,183,028
Class S	169,569	1,442,422	2,037,740
Class Y	587,282	577,144	568,626
Class R5	949	1,751	1,091
Class R6	880	675	768
Class A:
Net asset value per share	$10.68	$14.37	$11.99
Maximum offering price per share (Net asset value ÷ 94.50%)	$11.30	$15.21	$12.69
Class C:
Net asset value and offering price per share	$10.57	$14.26	$11.89
Class R:
Net asset value and offering price per share	$10.64	$14.34	$11.96
Class S:
Net asset value and offering price per share	$10.70	$14.35	$11.98
Class Y:
Net asset value and offering price per share	$10.67	$14.33	$12.01
Class R5:
Net asset value and offering price per share	$10.73	$14.42	$12.05
Class R6:
Net asset value and offering price per share	$10.73	$14.42	$12.04
Cost of Investments in affiliated underlying funds	$274,670,238	$864,083,092	$615,240,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Allocation Funds

Statement of Operations

December 31, 2018

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$8,933,607	$17,828,470	$16,481,075

Expenses:
Administrative services fees	100,437	263,077	199,518
Custodian fees	6,509	6,296	9,310
Distribution fees:
Class A	560,254	2,046,529	1,402,056
Class B	2,080	10,755	5,180
Class C	642,194	1,380,360	1,235,215
Class R	40,104	106,007	76,434
Class S	3,030	35,590	41,109
Transfer agent fees — A, B, C, R, S and Y	434,119	1,912,105	1,073,278
Transfer agent fees — R5	11	26	14
Transfer agent fees — R6	10	11	10
Trustees’ and officers’ fees and benefits	24,462	34,284	30,305
Registration and filing fees	111,839	119,978	125,394
Reports to shareholders	27,883	124,065	74,807
Professional services fees	32,646	47,069	50,751
Other	16,751	25,977	24,755
Total expenses	2,002,329	6,112,129	4,348,136
Less: Expense offset arrangement(s)	(5,561)	(24,687)	(16,054)
Net expenses	1,996,768	6,087,442	4,332,082
Net investment income	6,936,839	11,741,028	12,148,993

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of affiliated underlying fund shares	(887,578)	29,543,462	10,306,115
Net realized gain from distributions of affiliated underlying fund shares	4,386,609	37,052,949	19,790,126
	3,499,031	66,596,411	30,096,241
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(24,142,324)	(160,418,461)	(88,718,936)
Net gain (loss) from affiliated underlying funds	(20,643,293)	(93,822,050)	(58,622,695)
Net increase (decrease) in net assets resulting from operations	$(13,706,454)	$(82,081,022)	$(46,473,702)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund
	2018	2017	2018	2017
Operations:
Net investment income	$6,936,839	$6,351,721	$11,741,028	$12,529,333
Net realized gain	3,499,031	9,525,013	66,596,411	94,166,768
Change in net unrealized appreciation (depreciation)	(24,142,324)	8,279,823	(160,418,461)	44,426,641
Net increase (decrease) in net assets resulting from operations	(13,706,454)	24,156,557	(82,081,022)	151,122,742

Distributions to shareholders from distributable earnings:
Class A	(8,340,735)	(7,430,339)	(17,522,870)	(15,251,774)
Class B	—	(89,952)	—	(162,601)
Class C	(1,870,547)	(1,678,896)	(1,856,358)	(1,555,975)
Class R	(278,515)	(245,339)	(384,611)	(334,496)
Class S	(75,510)	(69,672)	(519,004)	(482,793)
Class Y	(258,394)	(201,215)	(221,599)	(214,627)
Class R5	(444)	(408)	(698)	(542)
Class R6	(410)	(298)	(273)	(237)
Total distributions to shareholders from distributable earnings:	(10,824,555)	(9,716,119)	(20,505,413)	(18,003,045)

Share transactions–net:
Class A	(5,584,995)	(16,055,601)	(21,391,776)	(53,062,590)
Class B	(2,801,615)	(4,195,409)	(14,722,590)	(20,701,283)
Class C	(7,662,374)	(4,156,896)	(14,577,114)	(15,372,696)
Class R	(295,267)	(1,568,320)	(1,257,123)	(3,669,956)
Class S	(132,940)	(151,218)	(2,285,896)	(1,121,880)
Class Y	563,526	1,244,809	(1,349,938)	2,688,313
Class R5	—	(3,875)	3,107	10,970
Class R6	—	10,033	—	10,000
Net increase (decrease) in net assets resulting from share transactions	(15,913,665)	(24,876,477)	(55,581,330)	(91,219,122)
Net increase (decrease) in net assets	(40,444,674)	(10,436,039)	(158,167,765)	41,900,575

Net assets:
Beginning of year	323,264,980	333,701,019	1,063,612,836	1,021,712,261
End of year	$282,820,306	$323,264,980	$905,445,071	$1,063,612,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Allocation Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2018 and 2017

	Invesco Moderate Allocation Fund
	2018	2017
Operations:
Net investment income	$12,148,993	$12,336,105
Net realized gain	30,096,241	41,194,678
Change in net unrealized appreciation (depreciation)	(88,718,936)	37,362,860
Net increase (decrease) in net assets resulting from operations	(46,473,702)	90,893,643

Distributions to shareholders from distributable earnings:
Class A	(30,687,111)	(22,481,809)
Class B	—	(290,934)
Class C	(5,671,699)	(4,111,810)
Class R	(810,973)	(560,484)
Class S	(1,510,158)	(1,149,753)
Class Y	(444,443)	(309,123)
Class R5	(871)	(624)
Class R6	(613)	(382)
Total distributions to shareholders from distributable earnings:	(39,125,868)	(28,904,919)

Share transactions–net:
Class A	(8,113,900)	(42,574,193)
Class B	(7,059,605)	(11,819,646)
Class C	(12,446,560)	(8,245,023)
Class R	368,658	(2,956,978)
Class S	(1,563,032)	(570,720)
Class Y	(126,480)	1,748,662
Class R5	—	—
Class R6	—	10,000
Net increase (decrease) in net assets resulting from share transactions	(28,940,919)	(64,407,898)
Net increase (decrease) in net assets	(114,540,489)	(2,419,174)

Net assets:
Beginning of year	776,598,173	779,017,347
End of year	$662,057,684	$776,598,173

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting the Funds or each class will be voted on exclusively by the shareholders of a Fund or each class.

The investment objectives of the Funds are: total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

Each Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain

33                         Invesco Allocation Funds

circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Funds’ outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

34                         Invesco Allocation Funds

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Funds allocate income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Invesco Conservative Allocation Fund and Invesco Moderate Allocation Fund generally declare and pay dividends from net investment income, if any, quarterly. Invesco Growth Allocation Fund generally declares and pays dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.

D.

Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statement of Changes in Net Assets.

35                         Invesco Allocation Funds

For the year ended December 31, 2017, distributions from distributable earnings consisted of:

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Distributions to shareholders from net investment income:
Class A	$(6,813,601)	$(15,251,774)	$(14,295,237)
Class B	(81,982)	(162,601)	(178,620)
Class C	(1,493,727)	(1,555,975)	(2,244,570)
Class R	(223,464)	(334,496)	(343,299)
Class S	(64,100)	(482,793)	(739,459)
Class Y	(184,838)	(214,627)	(198,793)
Class R5	(378)	(542)	(411)
Class R6	(271)	(237)	(232)
Total distributions from net investment income	(8,862,361)	(18,003,045)	(18,000,621)

Distributions to shareholders from net realized gains:
Class A	(616,738)	—	(8,186,572)
Class B	(7,970)	—	(112,314)
Class C	(185,169)	—	(1,867,240)
Class R	(21,875)	—	(217,185)
Class S	(5,572)	—	(410,294)
Class Y	(16,377)	—	(110,330)
Class R5	(30)	—	(213)
Class R6	(27)	—	(150)
Total distributions from net realized gains	$(853,758)	$—	$(10,904,298)

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through June 30, 2019, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class S	Class Y	Class R5	Class R6
Invesco Conservative Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.25%	1.90%	1.75%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	1.75%	1.40%	1.25%	1.25%	1.25%

Prior to their conversion to Class A shares, the expense limit for Class B shares for Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund were 2.25%, 2.75% and 2.25%, respectively, of average daily net assets. In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to

36                         Invesco Allocation Funds

each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class C
Invesco Conservative Allocation Fund	$40,967	$1,434	$5,186
Invesco Growth Allocation Fund	193,307	1,083	10,263
Invesco Moderate Allocation Fund	104,063	3,764	7,213

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Funds received credits from these arrangements, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$5,561
Invesco Growth Allocation Fund	24,687
Invesco Moderate Allocation Fund	16,054

37                         Invesco Allocation Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018			2017
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Conservative Allocation Fund	$6,822,854	$4,001,701	$10,824,555	$8,862,361	$853,758	$9,716,119
Invesco Growth Allocation Fund	11,195,097	9,310,316	20,505,413	18,003,045	—	18,003,045
Invesco Moderate Allocation Fund	15,067,636	24,058,232	39,125,868	18,000,621	10,904,298	28,904,919

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation — Investments	Temporary Book/Tax Differences	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$680,608	$2,762,018	$2,680,012	$(83,565)	$276,781,233	$282,820,306
Invesco Growth Allocation Fund	5,734,868	35,573,961	36,960,335	(190,880)	827,366,787	905,445,071
Invesco Moderate Allocation Fund	1,096,423	19,206,275	34,818,806	(138,687)	607,074,867	662,057,684

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Funds do not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2018*		At December 31, 2018
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$71,172,024	$86,729,240	$281,111,576	$8,211,736	$(5,531,724)	$2,680,012
Invesco Growth Allocation Fund	159,209,836	185,604,409	869,238,910	72,929,489	(35,969,154)	36,960,335
Invesco Moderate Allocation Fund	150,003,077	188,954,752	625,923,037	57,558,442	(22,739,636)	34,818,806

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

38                         Invesco Allocation Funds

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2018 the following amounts were reclassified between undistributed net investment income and undistributed net realized gain. These reclassifications had no effect on the net assets or distributable earnings of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain
Invesco Conservative Allocation Fund	$130,512	$(130,512)
Invesco Growth Allocation Fund	1,011,977	(1,011,977)
Invesco Moderate Allocation Fund	542,208	(542,208)

NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,555,490	$28,980,559	2,179,778	$25,092,721
Class B(b)	—	—	15,208	173,553
Class C	878,305	9,875,535	1,253,506	14,281,371
Class R	120,856	1,381,187	186,815	2,141,638
Class S	4,826	56,118	2,635	30,266
Class Y	240,755	2,745,648	291,419	3,353,162
Class R5	—	—	22	250
Class R6(c)	—	—	880	10,033

Issued as reinvestment of dividends:
Class A	714,730	7,833,511	609,040	7,024,869
Class B(b)	—	—	7,585	86,373
Class C	166,465	1,795,135	141,484	1,617,806
Class R	25,151	273,983	20,510	235,766
Class S	6,874	75,510	6,031	69,672
Class Y	21,806	238,509	15,496	178,615
Class R5	—	—	2	23

Conversion of Class B shares to Class A shares:(d)
Class A	203,968	2,419,061	284,495	3,279,133
Class B	(206,581)	(2,419,061)	(288,185)	(3,279,133)

Reacquired:
Class A	(3,919,999)	(44,818,126)	(4,476,262)	(51,452,324)
Class B(b)	(32,799)	(382,554)	(103,798)	(1,176,202)
Class C	(1,713,630)	(19,333,044)	(1,765,953)	(20,056,073)
Class R	(171,396)	(1,950,437)	(345,437)	(3,945,724)
Class S	(23,013)	(264,568)	(21,792)	(251,156)
Class Y	(211,742)	(2,420,631)	(199,105)	(2,286,968)
Class R5	—	—	(363)	(4,148)
Net increase (decrease) in share activity	(1,339,934)	$(15,913,665)	(2,185,989)	$(24,876,477)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

39                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,996,304	$78,950,121	4,214,782	$64,040,057
Class B(b)	1,740	28,065	23,847	355,086
Class C	1,136,892	17,946,023	1,226,581	18,431,307
Class R	228,048	3,626,286	272,557	4,160,187
Class S	38,149	610,552	49,660	751,344
Class Y	333,116	5,311,566	459,315	7,027,896
Class R5	173	2,811	670	10,734
Class R6(c)	—	—	675	10,000

Issued as reinvestment of dividends:
Class A	1,193,717	17,022,412	930,917	14,866,743
Class B(b)	—	—	10,094	159,790
Class C	126,268	1,787,955	96,099	1,522,208
Class R	27,027	384,590	20,973	334,305
Class S	36,447	519,004	30,250	482,793
Class Y	13,492	191,864	11,305	180,205
Class R5	24	346	15	236

Conversion of Class B shares to Class A shares:(d)
Class A	787,184	13,264,060	1,154,352	17,559,742
Class B	(795,304)	(13,264,060)	(1,168,876)	(17,559,742)

Reacquired:
Class A	(8,160,065)	(130,628,369)	(9,865,302)	(149,529,132)
Class B(b)	(90,094)	(1,486,595)	(246,204)	(3,656,417)
Class C	(2,175,997)	(34,311,092)	(2,365,053)	(35,326,211)
Class R	(329,273)	(5,267,999)	(534,143)	(8,164,448)
Class S	(213,655)	(3,415,452)	(153,598)	(2,356,017)
Class Y	(428,855)	(6,853,368)	(295,067)	(4,519,788)
Class R5	(3)	(50)	—	—
Net increase (decrease) in share activity	(3,274,665)	$(55,581,330)	(6,126,151)	$(91,219,122)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

40                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	4,140,353	$55,071,291	3,631,868	$48,078,342
Class B(b)	1,039	14,525	29,659	388,458
Class C	1,201,469	15,918,283	1,498,393	19,664,675
Class R	302,264	4,053,268	259,588	3,452,345
Class S	50,909	687,193	70,027	927,197
Class Y	253,981	3,442,400	429,256	5,701,208
Class R5	—	—	—	—
Class R6(c)	—	—	768	10,000

Issued as reinvestment of dividends:
Class A	2,416,080	29,523,976	1,620,023	21,747,928
Class B(b)	—	—	21,278	283,179
Class C	448,499	5,386,314	298,107	3,979,995
Class R	66,656	809,424	41,534	556,777
Class S	123,444	1,509,511	85,655	1,149,123
Class Y	32,334	396,709	18,804	252,908

Conversion of Class B shares to Class A shares:(d)
Class A	427,234	6,032,546	725,301	9,633,260
Class B	(430,593)	(6,032,546)	(730,914)	(9,633,260)

Reacquired:
Class A	(7,330,635)	(98,741,713)	(9,237,606)	(122,033,723)
Class B(b)	(74,809)	(1,041,584)	(220,018)	(2,858,023)
Class C	(2,550,842)	(33,751,157)	(2,435,831)	(31,889,693)
Class R	(335,165)	(4,494,034)	(529,159)	(6,966,100)
Class S	(277,273)	(3,759,736)	(198,587)	(2,647,040)
Class Y	(295,716)	(3,965,589)	(315,755)	(4,205,454)
Net increase (decrease) in share activity	(1,830,771)	$(28,940,919)	(4,937,609)	$(64,407,898)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 22% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

41                         Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$11.63	$0.28	$(0.80)	$(0.52)	$(0.28)	$(0.15)	$(0.43)	$10.68	(4.50)%	$210,248	0.50	%(e)	0.50	%(e)	2.43	%(e)	23%
Year ended 12/31/17	11.13	0.24	0.63	0.87	(0.34)	(0.03)	(0.37)	11.63	7.87	233,998	0.53		0.53		2.11		11
Year ended 12/31/16	10.70	0.23	0.47	0.70	(0.22)	(0.05)	(0.27)	11.13	6.63	239,626	0.50		0.50		2.16		45
Year ended 12/31/15	11.34	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)	10.70	(3.07)	246,518	0.51		0.51		2.24		12
Year ended 12/31/14	11.08	0.27	0.28	0.55	(0.29)	—	(0.29)	11.34	5.01	256,587	0.50		0.50		2.40		7
Class B
Year ended 12/31/18(f)	11.49	0.01	0.21	0.22	(0.00)	—	(0.00)	11.71	1.91	—	1.24	(e)(g)	1.24	(e)(g)	1.69	(e)(g)	23
Year ended 12/31/17	11.00	0.15	0.62	0.77	(0.25)	(0.03)	(0.28)	11.49	7.02	2,750	1.28		1.28		1.36		11
Year ended 12/31/16	10.57	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.00	5.88	6,692	1.25		1.25		1.41		45
Year ended 12/31/15	11.21	0.17	(0.60)	(0.43)	(0.21)	—	(0.21)	10.57	(3.87)	10,945	1.26		1.26		1.49		12
Year ended 12/31/14	10.94	0.19	0.28	0.47	(0.20)	—	(0.20)	11.21	4.34	17,243	1.25		1.25		1.65		7
Class C
Year ended 12/31/18	11.51	0.19	(0.79)	(0.60)	(0.19)	(0.15)	(0.34)	10.57	(5.21)	57,060	1.25	(e)	1.25	(e)	1.68	(e)	23
Year ended 12/31/17	11.02	0.16	0.61	0.77	(0.25)	(0.03)	(0.28)	11.51	7.02	69,800	1.28		1.28		1.36		11
Year ended 12/31/16	10.59	0.15	0.47	0.62	(0.14)	(0.05)	(0.19)	11.02	5.88	70,906	1.25		1.25		1.41		45
Year ended 12/31/15	11.23	0.17	(0.60)	(0.43)	(0.21)	—	(0.21)	10.59	(3.86)	73,617	1.26		1.26		1.49		12
Year ended 12/31/14	10.96	0.19	0.28	0.47	(0.20)	—	(0.20)	11.23	4.34	77,159	1.25		1.25		1.65		7
Class R
Year ended 12/31/18	11.58	0.25	(0.79)	(0.54)	(0.25)	(0.15)	(0.40)	10.64	(4.68)	7,410	0.75	(e)	0.75	(e)	2.18	(e)	23
Year ended 12/31/17	11.09	0.21	0.62	0.83	(0.31)	(0.03)	(0.34)	11.58	7.52	8,359	0.78		0.78		1.86		11
Year ended 12/31/16	10.66	0.21	0.47	0.68	(0.20)	(0.05)	(0.25)	11.09	6.38	9,534	0.75		0.75		1.91		45
Year ended 12/31/15	11.30	0.23	(0.60)	(0.37)	(0.27)	—	(0.27)	10.66	(3.34)	10,448	0.76		0.76		1.99		12
Year ended 12/31/14	11.04	0.24	0.28	0.52	(0.26)	—	(0.26)	11.30	4.75	10,211	0.75		0.75		2.15		7
Class S
Year ended 12/31/18	11.64	0.29	(0.79)	(0.50)	(0.29)	(0.15)	(0.44)	10.70	(4.31)	1,814	0.40	(e)	0.40	(e)	2.53	(e)	23
Year ended 12/31/17	11.14	0.26	0.62	0.88	(0.35)	(0.03)	(0.38)	11.64	7.97	2,106	0.43		0.43		2.21		11
Year ended 12/31/16	10.71	0.25	0.46	0.71	(0.23)	(0.05)	(0.28)	11.14	6.73	2,162	0.40		0.40		2.26		45
Year ended 12/31/15	11.36	0.26	(0.60)	(0.34)	(0.31)	—	(0.31)	10.71	(3.05)	2,226	0.41		0.41		2.34		12
Year ended 12/31/14	11.09	0.29	0.28	0.57	(0.30)	—	(0.30)	11.36	5.20	2,525	0.40		0.40		2.50		7
Class Y
Year ended 12/31/18	11.62	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.67	(4.27)	6,268	0.25	(e)	0.25	(e)	2.68	(e)	23
Year ended 12/31/17	11.12	0.27	0.63	0.90	(0.37)	(0.03)	(0.40)	11.62	8.15	6,232	0.28		0.28		2.36		11
Year ended 12/31/16	10.69	0.26	0.47	0.73	(0.25)	(0.05)	(0.30)	11.12	6.90	4,767	0.25		0.25		2.41		45
Year ended 12/31/15	11.33	0.28	(0.60)	(0.32)	(0.32)	—	(0.32)	10.69	(2.83)	4,498	0.26		0.26		2.49		12
Year ended 12/31/14	11.07	0.30	0.28	0.58	(0.32)	—	(0.32)	11.33	5.28	3,871	0.25		0.25		2.65		7
Class R5
Year ended 12/31/18	11.68	0.31	(0.80)	(0.49)	(0.31)	(0.15)	(0.46)	10.73	(4.18)	10	0.21	(e)	0.21	(e)	2.72	(e)	23
Year ended 12/31/17	11.18	0.28	0.62	0.90	(0.37)	(0.03)	(0.40)	11.68	8.16	11	0.24		0.24		2.40		11
Year ended 12/31/16	10.74	0.27	0.48	0.75	(0.26)	(0.05)	(0.31)	11.18	7.03	14	0.20		0.20		2.46		45
Year ended 12/31/15	11.40	0.29	(0.62)	(0.33)	(0.33)	—	(0.33)	10.74	(2.92)	13	0.20		0.20		2.55		12
Year ended 12/31/14	11.13	0.31	0.29	0.60	(0.33)	—	(0.33)	11.40	5.41	27	0.21		0.21		2.69		7
Class R6
Year ended 12/31/18	11.67	0.31	(0.79)	(0.48)	(0.31)	(0.15)	(0.46)	10.73	(4.10)	9	0.21	(e)	0.21	(e)	2.72	(e)	23
Year ended 12/31/17(h)	11.40	0.21	0.40	0.61	(0.31)	(0.03)	(0.34)	11.67	5.38	10	0.24	(g)	0.24	(g)	2.40	(g)	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds 0.53%, 0.53%, 0.55%, 0.63% and 0.63% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $224,100, $2,715, $64,219, $8,021, $2,020, $6,109, $11 and $10 for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date April 4, 2017.

42                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/ or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$16.05	$0.20	$(1.53)	$(1.33)	$(0.20)	$(0.15)	$(0.35)	$14.37	(8.27)%	$739,240	0.50	%(e)	0.50	%(e)	1.26	%(e)	16%
Year ended 12/31/17	14.12	0.20	2.02	2.22	(0.29)	—	(0.29)	16.05	15.77	844,780	0.55		0.55		1.32		14
Year ended 12/31/16	13.09	0.16	1.03	1.19	(0.16)	—	(0.16)	14.12	9.08	793,403	0.54		0.54		1.21		52
Year ended 12/31/15	13.95	0.16	(0.81)	(0.65)	(0.21)	—	(0.21)	13.09	(4.68)	787,598	0.53		0.53		1.15		15
Year ended 12/31/14	13.61	0.18	0.41	0.59	(0.25)	—	(0.25)	13.95	4.35	850,812	0.54		0.54		1.27		18
Class B
Year ended 12/31/18 (f)	15.90	0.01	0.77	0.78	(0.00)	—	(0.00)	16.68	4.91	—	1.24	(e)(g)	1.24	(e)(g)	0.52	(e)(g)	16
Year ended 12/31/17	13.99	0.09	1.99	2.08	(0.17)	—	(0.17)	15.90	14.87	14,052	1.30		1.30		0.57		14
Year ended 12/31/16	12.96	0.06	1.02	1.08	(0.05)	—	(0.05)	13.99	8.31	31,675	1.29		1.29		0.46		52
Year ended 12/31/15	13.80	0.06	(0.80)	(0.74)	(0.10)	—	(0.10)	12.96	(5.40)	54,641	1.28		1.28		0.40		15
Year ended 12/31/14	13.46	0.07	0.41	0.48	(0.14)	—	(0.14)	13.80	3.56	91,798	1.29		1.29		0.52		18
Class C
Year ended 12/31/18	15.91	0.08	(1.51)	(1.43)	(0.07)	(0.15)	(0.22)	14.26	(8.95)	118,925	1.25	(e)	1.25	(e)	0.51	(e)	16
Year ended 12/31/17	14.00	0.09	1.99	2.08	(0.17)	—	(0.17)	15.91	14.86	147,229	1.30		1.30		0.57		14
Year ended 12/31/16	12.97	0.06	1.02	1.08	(0.05)	—	(0.05)	14.00	8.30	144,077	1.29		1.29		0.46		52
Year ended 12/31/15	13.81	0.06	(0.80)	(0.74)	(0.10)	—	(0.10)	12.97	(5.40)	149,087	1.28		1.28		0.40		15
Year ended 12/31/14	13.47	0.07	0.41	0.48	(0.14)	—	(0.14)	13.81	3.56	168,737	1.29		1.29		0.52		18
Class R
Year ended 12/31/18	16.01	0.16	(1.52)	(1.36)	(0.16)	(0.15)	(0.31)	14.34	(8.49)	18,275	0.75	(e)	0.75	(e)	1.01	(e)	16
Year ended 12/31/17	14.09	0.16	2.01	2.17	(0.25)	—	(0.25)	16.01	15.43	21,598	0.80		0.80		1.07		14
Year ended 12/31/16	13.06	0.13	1.02	1.15	(0.12)	—	(0.12)	14.09	8.82	22,386	0.79		0.79		0.96		52
Year ended 12/31/15	13.91	0.12	(0.80)	(0.68)	(0.17)	—	(0.17)	13.06	(4.89)	24,382	0.78		0.78		0.90		15
Year ended 12/31/14	13.57	0.14	0.41	0.55	(0.21)	—	(0.21)	13.91	4.09	25,309	0.79		0.79		1.02		18
Class S
Year ended 12/31/18	16.03	0.22	(1.53)	(1.31)	(0.22)	(0.15)	(0.37)	14.35	(8.17)	20,700	0.40	(e)	0.40	(e)	1.36	(e)	16
Year ended 12/31/17	14.10	0.22	2.02	2.24	(0.31)	—	(0.31)	16.03	15.90	25,358	0.45		0.45		1.42		14
Year ended 12/31/16	13.08	0.18	1.01	1.19	(0.17)	—	(0.17)	14.10	9.12	23,344	0.44		0.44		1.31		52
Year ended 12/31/15	13.93	0.17	(0.80)	(0.63)	(0.22)	—	(0.22)	13.08	(4.51)	23,234	0.43		0.43		1.25		15
Year ended 12/31/14	13.60	0.19	0.40	0.59	(0.26)	—	(0.26)	13.93	4.38	28,380	0.44		0.44		1.37		18
Class Y
Year ended 12/31/18	16.02	0.24	(1.54)	(1.30)	(0.24)	(0.15)	(0.39)	14.33	(8.08)	8,271	0.25	(e)	0.25	(e)	1.51	(e)	16
Year ended 12/31/17	14.09	0.24	2.02	2.26	(0.33)	—	(0.33)	16.02	16.08	10,561	0.30		0.30		1.57		14
Year ended 12/31/16	13.06	0.20	1.02	1.22	(0.19)	—	(0.19)	14.09	9.38	6,816	0.29		0.29		1.46		52
Year ended 12/31/15	13.92	0.19	(0.81)	(0.62)	(0.24)	—	(0.24)	13.06	(4.43)	5,657	0.28		0.28		1.40		15
Year ended 12/31/14	13.58	0.21	0.41	0.62	(0.28)	—	(0.28)	13.92	4.63	6,090	0.29		0.29		1.52		18
Class R5
Year ended 12/31/18	16.12	0.26	(1.56)	(1.30)	(0.25)	(0.15)	(0.40)	14.42	(8.02)	25	0.16	(e)	0.16	(e)	1.60	(e)	16
Year ended 12/31/17	14.17	0.26	2.04	2.30	(0.35)	—	(0.35)	16.12	16.26	25	0.19		0.19		1.68		14
Year ended 12/31/16	13.14	0.21	1.03	1.24	(0.21)	—	(0.21)	14.17	9.45	12	0.16		0.16		1.59		52
Year ended 12/31/15	14.00	0.22	(0.82)	(0.60)	(0.26)	—	(0.26)	13.14	(4.28)	11	0.16		0.16		1.52		15
Year ended 12/31/14	13.66	0.23	0.41	0.64	(0.30)	—	(0.30)	14.00	4.71	374	0.17		0.17		1.64		18
Class R6
Year ended 12/31/18	16.11	0.26	(1.55)	(1.29)	(0.25)	(0.15)	(0.40)	14.42	(7.96)	10	0.16	(e)	0.16	(e)	1.60	(e)	16
Year ended 12/31/17(h)	14.84	0.19	1.43	1.62	(0.35)	—	(0.35)	16.11	10.94	11	0.20	(g)	0.20	(g)	1.67	(g)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.55%, 0.58%, 0.61%, 0.69% and 0.69% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $818,597, $14,067, $138,036, $21,201, $23,727, $9,245, $26 and $11 for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date April 4, 2017.

43                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$13.62	$0.24	$(1.11)	$(0.87)	$(0.28)	$(0.48)	$(0.76)	$11.99	(6.46)%	$510,795	0.46	%(e)	0.46	%(e)	1.78	%(e)	20%
Year ended 12/31/17	12.57	0.23	1.35	1.58	(0.33)	(0.20)	(0.53)	13.62	12.66	584,747	0.49		0.49		1.73		12
Year ended 12/31/16	11.83	0.20	0.77	0.97	(0.23)	—	(0.23)	12.57	8.22	580,922	0.48		0.48		1.66		47
Year ended 12/31/15	12.58	0.21	(0.73)	(0.52)	(0.23)	—	(0.23)	11.83	(4.18)	607,469	0.47		0.47		1.68		14
Year ended 12/31/14	12.30	0.23	0.31	0.54	(0.26)	—	(0.26)	12.58	4.39	659,139	0.47		0.47		1.83		15
Class B
Year ended 12/31/18(f)	13.52	0.01	0.48	0.49	(0.00)	—	(0.00)	14.01	3.62	—	1.21	(e)(g)	1.21	(e)(g)	1.03	(e)(g)	20
Year ended 12/31/17	12.48	0.13	1.34	1.47	(0.23)	(0.20)	(0.43)	13.52	11.81	6,819	1.24		1.24		0.98		12
Year ended 12/31/16	11.75	0.11	0.75	0.86	(0.13)	—	(0.13)	12.48	7.37	17,531	1.23		1.23		0.91		47
Year ended 12/31/15	12.49	0.12	(0.72)	(0.60)	(0.14)	—	(0.14)	11.75	(4.86)	30,471	1.22		1.22		0.93		14
Year ended 12/31/14	12.21	0.13	0.31	0.44	(0.16)	—	(0.16)	12.49	3.62	48,796	1.22		1.22		1.08		15
Class C
Year ended 12/31/18	13.51	0.14	(1.11)	(0.97)	(0.17)	(0.48)	(0.65)	11.89	(7.17)	105,839	1.21	(e)	1.21	(e)	1.03	(e)	20
Year ended 12/31/17	12.48	0.13	1.33	1.46	(0.23)	(0.20)	(0.43)	13.51	11.73	132,379	1.24		1.24		0.98		12
Year ended 12/31/16	11.74	0.11	0.76	0.87	(0.13)	—	(0.13)	12.48	7.47	130,220	1.23		1.23		0.91		47
Year ended 12/31/15	12.48	0.12	(0.72)	(0.60)	(0.14)	—	(0.14)	11.74	(4.87)	141,890	1.22		1.22		0.93		14
Year ended 12/31/14	12.20	0.13	0.31	0.44	(0.16)	—	(0.16)	12.48	3.62	154,724	1.22		1.22		1.08		15
Class R
Year ended 12/31/18	13.59	0.20	(1.11)	(0.91)	(0.24)	(0.48)	(0.72)	11.96	(6.72)	14,152	0.71	(e)	0.71	(e)	1.53	(e)	20
Year ended 12/31/17	12.55	0.20	1.34	1.54	(0.30)	(0.20)	(0.50)	13.59	12.32	15,614	0.74		0.74		1.48		12
Year ended 12/31/16	11.81	0.17	0.77	0.94	(0.20)	—	(0.20)	12.55	7.97	17,279	0.73		0.73		1.41		47
Year ended 12/31/15	12.55	0.18	(0.72)	(0.54)	(0.20)	—	(0.20)	11.81	(4.35)	17,870	0.72		0.72		1.43		14
Year ended 12/31/14	12.27	0.20	0.30	0.50	(0.22)	—	(0.22)	12.55	4.13	21,117	0.72		0.72		1.58		15
Class S
Year ended 12/31/18	13.61	0.25	(1.11)	(0.86)	(0.29)	(0.48)	(0.77)	11.98	(6.37)	24,422	0.36	(e)	0.36	(e)	1.88	(e)	20
Year ended 12/31/17	12.57	0.24	1.35	1.59	(0.35)	(0.20)	(0.55)	13.61	12.70	29,134	0.39		0.39		1.83		12
Year ended 12/31/16	11.83	0.21	0.77	0.98	(0.24)	—	(0.24)	12.57	8.33	27,441	0.38		0.38		1.76		47
Year ended 12/31/15	12.58	0.22	(0.73)	(0.51)	(0.24)	—	(0.24)	11.83	(4.08)	27,124	0.37		0.37		1.78		14
Year ended 12/31/14	12.29	0.24	0.32	0.56	(0.27)	—	(0.27)	12.58	4.58	31,854	0.37		0.37		1.93		15
Class Y
Year ended 12/31/18	13.63	0.27	(1.10)	(0.83)	(0.31)	(0.48)	(0.79)	12.01	(6.14)	6,827	0.21	(e)	0.21	(e)	2.03	(e)	20
Year ended 12/31/17	12.59	0.26	1.34	1.60	(0.36)	(0.20)	(0.56)	13.63	12.85	7,880	0.24		0.24		1.98		12
Year ended 12/31/16	11.85	0.23	0.77	1.00	(0.26)	—	(0.26)	12.59	8.48	5,611	0.23		0.23		1.91		47
Year ended 12/31/15	12.60	0.24	(0.73)	(0.49)	(0.26)	—	(0.26)	11.85	(3.92)	4,788	0.22		0.22		1.93		14
Year ended 12/31/14	12.31	0.26	0.32	0.58	(0.29)	—	(0.29)	12.60	4.74	6,870	0.22		0.22		2.08		15
Class R5
Year ended 12/31/18	13.68	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.05	(6.14)	13	0.16	(e)	0.16	(e)	2.08	(e)	20
Year ended 12/31/17	12.63	0.27	1.35	1.62	(0.37)	(0.20)	(0.57)	13.68	12.97	15	0.18		0.18		2.04		12
Year ended 12/31/16	11.89	0.24	0.77	1.01	(0.27)	—	(0.27)	12.63	8.53	14	0.17		0.17		1.97		47
Year ended 12/31/15	12.62	0.26	(0.76)	(0.50)	(0.23)	—	(0.23)	11.89	(4.03)	13	0.16		0.16		1.99		14
Year ended 12/31/14	12.34	0.27	0.31	0.58	(0.30)	—	(0.30)	12.62	4.71	159	0.16		0.16		2.14		15
Class R6
Year ended 12/31/18	13.67	0.28	(1.11)	(0.83)	(0.32)	(0.48)	(0.80)	12.04	(6.15)	9	0.16	(e)	0.16	(e)	2.08	(e)	20
Year ended 12/31/17(h)	13.03	0.20	0.94	1.14	(0.30)	(0.20)	(0.50)	13.67	8.80	11	0.18	(g)	0.18	(g)	2.04	(g)	12

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.56%, 0.58%, 0.62% and 0.67% for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $560,817, $6,826, $123,521, $15,287, $27,406, $7,909, $15 and $10 for Class A, Class B, Class C, Class R, Class S, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date April 4, 2017.

44                         Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds’ as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$963.90	$2.48	$1,022.68	$2.55	0.50%
C	1,000.00	959.80	6.17	1,018.90	6.36	1.25
R	1,000.00	962.50	3.71	1,021.42	3.82	0.75
S	1,000.00	964.50	1.98	1,023.19	2.04	0.40
Y	1,000.00	965.10	1.24	1,023.95	1.28	0.25
R5	1,000.00	965.60	1.04	1,024.15	1.07	0.21
R6	1,000.00	965.60	1.04	1,024.15	1.07	0.21

46                         Invesco Allocation Funds

Invesco Growth Allocation Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$919.00	$2.42	$1,022.68	$2.55	0.50%
C	1,000.00	915.10	6.03	1,018.90	6.36	1.25
R	1,000.00	917.40	3.62	1,021.42	3.82	0.75
S	1,000.00	918.80	1.93	1,023.19	2.04	0.40
Y	1,000.00	919.70	1.21	1,023.95	1.28	0.25
R5	1,000.00	919.80	0.77	1,024.40	0.82	0.16
R6	1,000.00	920.40	0.77	1,024.40	0.82	0.16

Invesco Moderate Allocation Fund

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$939.20	$2.30	$1,022.84	$2.40	0.47%
C	1,000.00	935.90	5.95	1,019.06	6.21	1.22
R	1,000.00	937.90	3.52	1,021.58	3.67	0.72
S	1,000.00	939.70	1.81	1,023.34	1.89	0.37
Y	1,000.00	940.60	1.08	1,024.10	1.12	0.22
R5	1,000.00	941.00	0.78	1,024.40	0.82	0.16
R6	1,000.00	940.20	0.78	1,024.40	0.82	0.16

[1]

The actual ending account value is based on the actual total return of the Funds for the period July 1, 2018, through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

47                         Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2018:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	$4,001,701	24.78%	17.63%	9.67%
Invesco Growth Allocation Fund	9,310,316	88.54%	53.76%	3.76%
Invesco Moderate Allocation Fund	24,058,232	50.91%	32.16%	8.43%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

48                         Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Allocation Funds

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 Invesco Distributors, Inc.	AAS-AR-1 02252019 0849

Annual Report to Shareholders	December 31, 2018

Invesco Convertible Securities Fund
Nasdaq:
A: CNSAX ∎ C: CNSCX ∎ Y: CNSDX ∎ R5: CNSIX ∎ R6: CNSFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Convertible Securities Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Invesco Convertible Securities Fund (the Fund), at net asset value (NAV), underperformed the ICE BofAML US Convertible Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.71%
Class C Shares	-2.48
Class Y Shares	-1.51
Class R5 Shares	-1.45
Class R6 Shares	-1.41
ICE BofAML US Convertible Index▼ (Broad Market/Style-Specific Index)	0.15
Lipper Convertible Securities Funds Index ∎(Peer Group Index)	-1.51
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions with China, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Convertible securities held up better

than most equities during the year with the ICE BofAML US Convertible Index finishing the year essentially flat, with a return of 0.15%. Within the index, cyclical sectors like materials and energy were the weakest areas, posting double-digit losses, while the more defensive sectors, such as consumer staples and utilities, posted gains. Large-cap convertible securities slightly outperformed small- and mid-cap convertible securities, while equity sensitive and non-rated convertibles underperformed balanced and investment grade convertibles, respectively.

    Given the energy sector’s steep declines during the year, the sector was the largest detractor from the Fund’s performance relative to the broad market/style-specific index. Oil prices began the year at $60 per barrel, rising to a high of roughly $75 per barrel in early October, only to sharply decline to the mid $40s by late December.2 Energy-related convertible securities fell in tandem, with a number of the Fund’s largest relative detractors, such as Nabors Industries, Transocean and Oasis Petroleum, coming from this sector.

    The Fund’s overweight allocation to the industrials sector also detracted from the Fund’s performance relative to the broad market/style-specific index during the year. Specifically, the Fund’s relative overweight allocations to Dycom and The Greenbrier Companies were key detractors.

    Security selection in the health care sector also detracted from the Fund’s returns relative to the broad market/style-specific benchmark for the year. Within health care, the Fund’s lack of exposure to some of the stronger-performing convertible securities within the sector, including Molina Healthcare and Anthem, detracted from relative returns.

    Security selection in the media industry

Portfolio Composition

By sector	% of total net assets

Information Technology	36.6%
Health Care	18.6
Industrials	8.9
Financials	8.6
Utilities	6.1
Energy	5.4
Communication Services	5.2
Consumer Discretionary	4.3
Materials	2.2
Real Estate	1.3
Consumer Staples	1.0
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top Five Debt Issuers*

% of total net assets

1. ServiceNow, Inc.	1.8%
2. FireEye, Inc.	1.7
3. Palo Alto Networks, Inc.	1.7
4. Liberty Media Corp.	1.7
5. Bookings Holdings Inc.	1.5

Total Net Assets	$1.1 billion

Total Number of Holdings*	122

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

4	Invesco Convertible Securities Fund

was the largest contributor to the Fund’s performance relative to the broad market/style-specific index, due in large part to underweight positions in DISH Network and Caesars Entertainment. The Fund’s exposure to non-benchmark holdings Nice and the New York Times Company also helped relative returns.

Another contributor to the Fund’s returns during the year, relative to the broad market/style-specific index, was security selection in information technology (IT). Within the sector, Fund holdings salesforce.com, Integrated Device Technology and ServiceNow contributed to relative performance, as did a lack of exposure to poor-performing, non-benchmark securities, such as Lam Research. We sold our position in salesforce.com before the close of the year.

Holdings in the materials sector also contributed to the Fund’s performance relative to the broad market/style-specific benchmark during the year. Contributions in this sector were primarily due to the Fund’s relative overweight allocation to Cleveland Cliffs.

During the year, we increased our exposure to the energy and IT sectors and decreased exposure to the industrials and consumer discretionary sectors. At year-end, the Fund’s largest exposures were to the IT and health care sectors. The Fund’s largest overweight positions, relative to the broad market/style-specific benchmark, were in the IT and energy sectors, while the largest relative underweight positions were in the financials and consumer discretionary sectors.

Market volatility increased significantly during the year, and we believe it may continue into 2019 given the potential for slowing economic growth, higher interest rates and uncertainty around US imposed tariffs on trade. Given this market uncertainty, we seek to avoid issue-specific, underperforming stocks, and we continue to focus on companies with healthy balance sheets and reasonable valuations that we believe can benefit in the current economic environment.

Thank you for your continued investment in Invesco Convertible Securities Fund, and for sharing our commitment to a long-term investment horizon.

1	Source: US Federal Reserve
2	Source: Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold Portfolio Manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in 2010. Ms. Gold earned a BBA from George Washington University and an MBA from New York University.

Ramez Nashed Portfolio Manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010. Mr. Nashed earned a BA in finance from New Jersey City University and an MBA from Seton Hall University.

5	Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	5.89%
10 Years	9.36
5 Years	1.81
1 Year	-7.12

Class C Shares
Inception (7/28/97)	5.40%
10 Years	9.19
5 Years	2.24
1 Year	-3.36

Class Y Shares
Inception (7/28/97)	6.43%
10 Years	10.25
5 Years	3.22
1 Year	-1.51

Class R5 Shares
10 Years	10.23%
5 Years	3.26
1 Year	-1.45

Class R6 Shares
10 Years	10.22%
5 Years	3.34
1 Year	-1.41

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.93%, 1.69%, 0.69%, 0.64% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎  Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎  Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

∎  Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎  Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎  Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎  Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Convertible Securities Fund

governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

∎	The ICE BofAML US Convertible Index tracks the performance of US-dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.
∎	The Lipper Convertible Securities Funds Index is an unmanaged index considered representative of convertible securities funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2018

	Principal Amount	Value
Bonds & Notes–82.14%
Aerospace & Defense–0.81%
Aerojet Rocketdyne Holdings, Inc., Sr. Unsec. Conv. Notes, 2.25%, 12/15/2023	$6,160,000	$9,067,532

Air Freight & Logistics–2.37%
Air Transport Services Group, Inc., Sr. Unsec. Conv. Notes, 1.13%, 10/15/2024	12,000,000	11,488,632
Atlas Air Worldwide Holdings, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 06/01/2022	10,000,000	9,688,070
Echo Global Logistics, Inc., Sr. Unsec. Conv. Notes, 2.50%, 05/01/2020	5,500,000	5,352,187
		26,528,889

Application Software–13.34%
Atlassian, Inc., Sr. Unsec. Gtd. Conv. Notes, 0.63%, 05/01/2023(b)	11,000,000	14,000,305
Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	4,000,000	5,689,464
Coupa Software Inc., Sr. Unsec. Conv. Notes, 0.38%, 01/15/2023(b)	4,500,000	6,820,313
Envestnet, Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/2023(b)	1,400,000	1,404,189
Guidewire Software, Inc., Sr. Unsec. Conv. Notes, 1.25%, 03/15/2025	9,000,000	8,669,052
HubSpot, Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2022	1,500,000	2,148,297
New Relic, Inc., Sr. Unsec. Conv. Notes, 0.50%, 05/01/2023(b)	7,600,000	7,627,778
NICE Systems Inc. (Israel), Sr. Unsec. Gtd. Conv. Bonds, 1.25%, 01/15/2024	9,000,000	12,341,250
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(c)	5,129,000	4,468,098
Nutanix, Inc., Sr. Unsec. Conv. Notes, 0.00%, 01/15/2023(b)(d)	8,000,000	8,780,432
Q2 Holdings, Inc., Sr. Unsec. Conv. Notes, 0.75%, 02/15/2023(b)	10,617,000	11,121,902
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	9,320,000	12,088,609
RingCentral, Inc., Sr. Unsec. Conv. Notes, 0.00%, 03/15/2023(b)(d)	10,836,000	12,877,188
Splunk Inc., Sr. Unsec. Conv. Notes, 0.50%, 09/15/2023(b)	8,500,000	8,464,801
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022	13,500,000	16,560,949
Zendesk, Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/15/2023(b)	14,500,000	16,477,539
		149,540,166

Asset Management & Custody Banks–0.45%
Ares Capital Corp., Sr. Unsec. Conv. Notes, 3.75%, 02/01/2022	5,000,000	5,009,000

	Principal Amount	Value
Biotechnology–5.57%
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	$8,500,000	$9,477,500
Clovis Oncology, Inc., Sr. Unsec. Conv. Notes, 2.50%, 09/15/2021	6,000,000	5,039,604
Exact Sciences Corp., Sr. Unsec. Conv. Notes, 1.00%, 01/15/2025	12,000,000	13,207,200
Ionis Pharmaceuticals, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 11/15/2021	4,000,000	4,300,412
Ligand Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2023(b)	7,982,000	7,088,088
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	11,000,000	13,158,552
Retrophin, Inc., Sr. Unsec. Conv. Notes, 2.50%, 09/15/2025	2,000,000	1,797,052
Sarepta Therapeutics, Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2024(b)	5,000,000	8,374,335
		62,442,743

Broadcasting–1.67%
Liberty Media Corp., Liberty Formula One,
Sr. Unsec. Conv. Bonds,
1.00%, 01/30/2023	4,900,000	5,058,858
Sr. Unsec. Conv. Deb.,
2.25%, 12/01/2021(b)(c)	13,800,000	13,689,089
		18,747,947

Cable & Satellite–1.79%
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	7,300,000	5,913,117
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(b)(c)	14,487,000	14,178,847
		20,091,964

Casinos & Gaming–0.41%
Caesars Entertainment Corp., Sr. Unsec. Conv. Global Notes, 5.00%, 10/01/2024	3,700,000	4,601,934

Communications Equipment–1.79%
CalAmp Corp., Sr. Unsec. Conv. Notes, 2.00%, 08/01/2025(b)	3,680,000	2,847,400
Lumentum Holdings Inc., Sr. Unsec. Conv. Bonds, 0.25%, 03/15/2024	5,000,000	5,041,275
Viavi Solutions Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/2023(b)	12,123,000	12,139,972
		20,028,647

Construction & Engineering–0.69%
Dycom Industries, Inc., Sr. Unsec. Conv. Notes, 0.75%, 09/15/2021	8,333,000	7,778,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Convertible Securities Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–1.69%
Greenbrier Cos., Inc. (The), Sr. Unsec. Conv. Notes, 2.88%, 02/01/2024	$11,000,000	$10,864,084
Meritor Inc., Sr.Unsec. Conv. Gtd. Notes, 3.25%, 10/15/2025(c)	9,258,000	8,106,490
		18,970,574

Consumer Finance–0.70%
PRA Group, Inc.,
Sr. Unsec. Conv. Bonds,
3.50%, 06/01/2023	7,114,000	6,019,853
Sr. Unsec. Conv. Notes,
3.00%, 08/01/2020	2,000,000	1,842,976
		7,862,829

Data Processing & Outsourced Services–1.54%
Square, Inc., Sr. Unsec. Conv. Notes, 0.50%, 05/15/2023(b)	16,536,000	17,248,718

Education Services–0.49%
Chegg, Inc., Sr. Unsec. Conv. Notes, 0.25%, 05/15/2023(b)	4,575,000	5,541,954

Electric Utilities–1.10%
NextEra Energy, Inc., Series I, Conv. Investment Units, 6.12%, 09/01/2019	214,500	12,363,780

Environmental & Facilities Services–0.42%
Team, Inc., Sr. Unsec. Conv. Notes, 5.00%, 08/01/2023	4,750,000	4,745,516

Gas Utilities–0.76%
South Jersey Industries Inc, Conv. Investment Units, 7.25%, 04/15/2021	183,600	8,506,188

Health Care Equipment–4.57%
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022	8,333,000	11,260,700
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(b)	15,000,000	15,967,725
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	9,500,000	10,022,073
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	3,500,000	4,809,791
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(b)	8,940,000	9,148,677
		51,208,966

Health Care Technology–1.28%
Evolent Health, Inc., Sr. Unsec. Conv. Notes, 1.50%, 10/15/2025(b)	5,667,000	5,236,257
Teladoc Health, Inc., Sr. Unsec. Conv. Notes, 1.38%, 05/15/2025(b)	7,786,000	9,143,684
		14,379,941

Independent Power Producers & Energy Traders–1.20%
NRG Energy, Inc., Sr. Unsec. Gtd. Conv. Notes, 2.75%, 09/01/2025(b)(c)	12,465,000	13,454,472

	Principal Amount	Value
Interactive Media & Services–1.39%
Twitter, Inc.,
Sr. Unsec. Conv. Bonds,
1.00%, 09/15/2021	$10,805,000	$9,881,507
Sr. Unsec. Conv. Notes,
0.25%, 06/15/2024(b)	6,500,000	5,681,150
		15,562,657

Internet & Direct Marketing Retail–3.36%
Booking Holdings Inc.,
Sr. Unsec. Conv. Notes,
0.35%, 06/15/2020	8,000,000	10,794,912
0.90%, 09/15/2021	6,000,000	6,636,222
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(c)	9,166,000	8,885,484
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(b)(c)	6,000,000	5,749,506
Wayfair, Inc., Sr. Unsec. Conv. Notes, 0.38%, 09/01/2022	5,150,000	5,557,210
		37,623,334

Internet Services & Infrastructure–3.25%
Akamai Technologies, Inc., Sr. Unsec. Conv. Notes, 0.13%, 05/01/2025(b)	13,200,000	12,138,060
Okta, Inc., Sr. Unsec. Conv. Notes, 0.25%, 02/15/2023(b)	7,400,000	10,818,548
Twilio Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2023(b)	6,400,000	9,152,198
Wix.com Ltd. (Israel), Sr. Unsec. Conv. Notes, 0.00%, 07/01/2023(b)(d)	4,587,000	4,351,637
		36,460,443

Internet Software & Services–1.42%
IAC FinanceCo, Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.88%, 10/01/2022(b)	12,000,000	15,969,276

Life Sciences Tools & Services–1.77%
Fluidigm Corp., Sr. Unsec. Conv. Notes, 2.75%, 02/06/2023(c)	4,864,000	5,605,760
Illumina, Inc., Sr. Unsec. Conv. Notes, 0.00%, 08/15/2023(b)(d)	13,840,000	14,265,608
		19,871,368

Multi-Line Insurance–0.93%
AXA S.A. (France), Sr. Unsec. Conv. Bonds, 7.25%, 05/15/2021(b)	11,952,000	10,443,729

Multi-Utilities–1.13%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019(e)	137,600	6,586,912
DTE Energy Co., Series C, Sr. Unsec. Conv. Investment Units, 6.50%, 10/01/2019	117,800	6,085,548
		12,672,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Convertible Securities Fund

	Principal Amount	Value
Oil & Gas Drilling–0.92%
Transocean Inc., Sr. Unsec. Gtd. Conv. Global Bonds, 0.50%, 01/30/2023	$10,829,000	$10,286,186

Oil & Gas Equipment & Services–1.59%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	9,703,000	6,440,502
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(b)	13,846,000	11,417,689
		17,858,191

Oil & Gas Exploration & Production–1.71%
Oasis Petroleum Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 09/15/2023	11,000,000	9,697,721
SM Energy Co., Sr. Unsec. Conv. Notes, 1.50%, 07/01/2021	3,500,000	3,270,799
Whiting Petroleum Corp., Sr. Unsec. Gtd. Conv. Notes, 1.25%, 04/01/2020	6,500,000	6,161,447
		19,129,967

Oil & Gas Storage & Transportation–1.18%
Cheniere Energy, Inc., Sr. Unsec. Conv. Notes, 4.25%, 03/15/2045	7,832,000	5,487,099
Golar LNG Ltd. (Bermuda), Sr. Unsec. Conv. Notes, 2.75%, 02/15/2022	8,350,000	7,711,609
		13,198,708

Packaged Foods & Meats–0.57%
Post Holdings Inc., Series C, Conv. Amortizing Notes, 2.50%(f)	38,800	6,421,078

Pharmaceuticals–3.47%
Horizon Pharma Investment Ltd., Sr. Unsec. Gtd. Conv. Bonds, 2.50%, 03/15/2022	11,000,000	10,992,850
Jazz Investments I Ltd.,
Sr. Unsec. Gtd. Conv. Bonds,
1.88%, 08/15/2021	13,000,000	12,639,614
Sr. Unsec. Gtd. Conv. Notes,
1.50%, 08/15/2024	4,400,000	3,994,857
Medicines Co. (The), Sr. Unsec. Conv. Bonds,
2.50%, 01/15/2022	5,500,000	4,746,175
2.75%, 07/15/2023	3,800,000	2,882,851
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(b)	3,900,000	3,685,500
		38,941,847

Semiconductors–7.64%
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(b)	7,700,000	7,469,516
Inphi Corp., Sr. Unsec. Conv. Bonds, 0.75%, 09/01/2021	5,500,000	5,098,181
Integrated Device Technology, Inc., Sr. Unsec. Conv. Bonds, 0.88%, 11/15/2022	9,000,000	13,964,238

	Principal Amount	Value
Semiconductors–(continued)
Intel Corp., Jr. Unsec. Sub. Conv. Global Deb., 3.25%, 08/01/2039	$3,308,000	$7,567,050
Microchip Technology Inc.,
Sr. Unsec. Sub. Conv. Bonds,
1.63%, 02/15/2025	2,482,000	3,508,158
Sr. Unsec. Sub. Conv. Notes,
1.63%, 02/15/2027	9,375,000	9,186,731
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(c)	6,200,000	6,888,324
NXP Semiconductors N.V. (Netherlands), Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2019	14,294,000	14,336,968
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	5,600,000	6,188,000
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	6,688,000	7,081,616
Synaptics Inc., Sr. Unsec. Conv. Notes, 0.50%, 06/15/2022	5,000,000	4,406,500
		85,695,282

Specialty Chemicals–1.36%
International Flavors & Fragrances Inc., Conv. Amortizing Notes, 6.00%, 09/15/2021	301,332	15,277,532

Steel–0.80%
Cleveland-Cliffs, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2025	8,085,000	9,022,431

Systems Software–5.55%
FireEye, Inc.,
Sr. Unsec. Conv. Notes,
0.88%, 06/01/2024(b)	13,833,000	13,942,170
Series B, Sr. Unsec. Conv. Bonds,
1.63%, 06/01/2022(c)	5,900,000	5,389,632
Palo Alto Networks, Inc., Sr. Unsec. Conv. Notes, 0.75%, 07/01/2023(b)	19,100,000	18,985,190
Rapid7 Inc., Sr. Unsec. Conv. Notes, 1.25%, 08/01/2023(b)	3,670,000	3,726,643
ServiceNow, Inc., Sr. Unsec. Conv. Notes, 0.00%, 06/01/2022(d)	14,400,000	20,135,347
		62,178,982

Technology Hardware, Storage & Peripherals–1.11%
Electronics for Imaging, Inc., Sr. Unsec. Conv. Bonds, 0.75%, 09/01/2019	8,000,000	7,808,296
Pure Storage, Inc., Sr. Unsec. Conv. Notes, 0.13%, 04/15/2023(b)	5,000,000	4,669,000
		12,477,296

Wireless Telecommunication Services–0.35%
Boingo Wireless, Inc., Sr. Unsec. Conv. Notes, 1.00%, 10/01/2023(b)	4,575,000	3,884,861
Total Bonds & Notes (Cost $913,821,564)		921,096,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Convertible Securities Fund

	Shares	Value
Preferred Stocks–16.04%
Agricultural Products–0.43%
Bunge Ltd., $4.88 Conv. Pfd.	50,000	$4,850,000

Asset Management & Custody Banks–0.70%
AMG Capital Trust II, $2.58 Conv. Pfd.	163,600	7,893,700

Diversified Banks–4.22%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	19,300	24,173,250
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	18,300	23,094,051
		47,267,301

Health Care Equipment–1.90%
Becton Dickinson and Co., Series A, $3.06 Conv. Pfd.	370,000	21,337,900

Industrial Machinery–2.91%
Fortive Corp., Series A, $50.00 Conv. Pfd.	13,603	12,332,072
Rexnord Corp., Series A, $2.88 Conv. Pfd.	151,600	7,669,444
Stanley Black & Decker Inc., Series C, $5.38 Conv. Investment Units	139,100	12,642,799
		32,644,315

Internet Software & Services–1.01%
Mandatory Exchangeable Trust (China), $5.75 Conv. Pfd.(b)	73,100	11,290,660

Multi-Line Insurance–1.02%
Assurant Inc., Series D, $6.50 Conv. Pfd.	116,100	11,396,376

	Shares	Value
Multi-Utilities–1.91%
CenterPoint Energy Inc., Series B, $3.50 Conv. Pfd.	248,742	$12,529,135
Sempra Energy, Series A, $6.00 Conv. Pfd.	92,900	8,835,719
		21,364,854

Other Diversified Financial Services–0.61%
2017 Mandatory Exchangeable Trust, $5.19 Conv. Pfd.(b)	60,000	6,862,098

Specialized REITs–1.33%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	14,204	14,946,159
Total Preferred Stocks (Cost $171,688,220)		179,853,363

Money Market Funds–3.55%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(g)	15,582,159	15,582,159
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(g)	11,127,698	11,128,811
Invesco Treasury Portfolio–Institutional Class, 2.30%(g)	13,061,160	13,061,160
Total Money Market Funds (Cost $39,771,496)		39,772,130
TOTAL INVESTMENTS IN SECURITIES–101.73% (Cost $1,125,281,280)		1,140,721,545
OTHER ASSETS LESS LIABILITIES–(1.73)%		(19,366,207)
NET ASSETS–100.00%		$1,121,355,338

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $396,136,704, which represented 35.33% of the Fund’s Net Assets.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Each corporate unit consists of purchase contract for issuer’s common stock & 1/40th undivided beneficial ownership interest in the issuer’s Series A, 1.50% Subordinated notes due 2020.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at value (Cost $1,085,509,784)	$1,100,949,415
Investments in affiliated money market funds, at value (Cost $39,771,496)	39,772,130
Receivable for:
Fund shares sold	1,899,368
Dividends	4,026,441
Investment for trustee deferred compensation and retirement plans	108,865
Other assets	38,897
Total assets	1,146,795,116

Liabilities:
Payable for:
Amount due to custodian	12,557,600
Fund shares reacquired	12,170,803
Accrued fees to affiliates	383,962
Accrued trustees’ and officers’ fees and benefits	6,995
Accrued other operating expenses	149,274
Trustee deferred compensation and retirement plans	171,144
Total liabilities	25,439,778
Net assets applicable to shares outstanding	$1,121,355,338

Net assets consist of:
Shares of beneficial interest	$1,116,281,291
Distributable earnings	5,074,047
$1,121,355,338

Net Assets:
Class A	$407,547,771
Class C	$81,529,288
Class Y	$583,289,122
Class R5	$1,080,778
Class R6	$47,908,379

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	19,027,407
Class C	3,826,445
Class Y	27,202,253
Class R5	50,440
Class R6	2,235,638
Class A:
Net asset value per share	$21.42
Maximum offering price per share
(Net asset value of $21.42 ÷ 94.50%)	$22.67
Class C:
Net asset value and offering price per share	$21.31
Class Y:
Net asset value and offering price per share	$21.44
Class R5:
Net asset value and offering price per share	$21.43
Class R6:
Net asset value and offering price per share	$21.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Interest	$13,354,214
Dividends	10,369,819
Dividends from affiliated money market funds	1,018,919
Total investment income	24,742,952

Expenses:
Advisory fees	6,121,443
Administrative services fees	307,661
Custodian fees	14,301
Distribution fees:
Class A	1,127,327
Class B	544
Class C	931,598
Transfer agent fees — A, B, C and Y	1,372,679
Transfer agent fees — R5	1,350
Transfer agent fees — R6	6,156
Trustees’ and officers’ fees and benefits	37,736
Registration and filing fees	120,722
Reports to shareholders	91,124
Professional services fees	67,979
Other	40,922
Total expenses	10,241,542
Less: Fees waived and expense offset arrangement(s)	(65,047)
Net expenses	10,176,495
Net investment income	14,566,457

Realized and unrealized gain (loss):
Net realized gain from investment securities	92,055,526
Change in net unrealized appreciation (depreciation) of investment securities	(125,630,618)
Net realized and unrealized gain (loss)	(33,575,092)
Net increase (decrease) in net assets resulting from operations	$(19,008,635)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$14,566,457	$20,450,955
Net realized gain	92,055,526	48,328,010
Change in net unrealized appreciation (depreciation)	(125,630,618)	75,907,005
Net increase (decrease) in net assets resulting from operations	(19,008,635)	144,685,970

Distributions to shareholders from distributable earnings(1):
Class A	(47,566,755)	(29,982,328)
Class B	—	(46,029)
Class C	(8,896,685)	(3,773,788)
Class Y	(71,907,188)	(28,527,859)
Class R5	(130,753)	(82,400)
Class R6	(6,055,787)	(1,025,223)
Total distributions from distributable earnings	(134,557,168)	(63,437,627)

Share transactions–net:
Class A	(197,392,735)	(173,846,718)
Class B	(830,801)	(1,114,039)
Class C	(2,904,343)	(42,173,932)
Class Y	75,493,290	(7,125,223)
Class R5	(387,350)	(3,828,590)
Class R6	19,185,249	21,863,533
Net increase (decrease) in net assets resulting from share transactions	(106,836,690)	(206,224,969)
Net increase (decrease) in net assets	(260,402,493)	(124,976,626)

Net assets:
Beginning of year	1,381,757,831	1,506,734,457
End of year	$1,121,355,338	$1,381,757,831

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $28,718,565, $44,164, $3,589,070, $27,386,575, $80,568 and $953,741 and distributions from net realized gains were $1,263,763, $1,865, $184,718, $1,141,284, $1,832 and $71,482 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

16                         Invesco Convertible Securities Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

17                         Invesco Convertible Securities Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $750 million	0.52%
Next $250 million	0.47%
Next $500 million	0.42%
Next $500 million	0.395%
Next $1 billion	0.37%
Over $3 billion	0.345%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

18                         Invesco Convertible Securities Fund

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $59,540.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

For the year ended December 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $84,595 in front-end sales commissions from the sale of Class A shares and $4,100 and $2,020 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds & Notes	$—	$921,096,052	$—	$921,096,052
Preferred Stocks	153,806,905	26,046,458	—	179,853,363
Money Market Funds	39,772,130	—	—	39,772,130
Total Investments	$193,579,035	$947,142,510	$—	$1,140,721,545

19                         Invesco Convertible Securities Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,507.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$37,701,661	$63,437,627
Long-term capital gain	$96,855,507	—
Total distributions	$134,557,168	$63,437,627

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$7,021,331
Net unrealized appreciation — investments	9,376,123
Temporary book/tax differences	(163,876)
Post-October capital loss deferral	(11,159,531)
Shares of beneficial interest	1,116,281,291
Total net assets	$1,121,355,338

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization, deemed dividends and convertible preferred debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

20                         Invesco Convertible Securities Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $734,042,435 and $921,460,989, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$68,496,439
Aggregate unrealized (depreciation) of investments	(59,120,316)
Net unrealized appreciation of investments	$9,376,123

Cost of investments for tax purposes is $1,131,345,422.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred debt instruments, deemed dividends and bond premium amortization, on December 31, 2018, undistributed net investment income was increased by $12,080,923 and undistributed net realized gain (loss) was decreased by $12,080,923. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,184,081	$55,050,397	2,179,700	$52,271,355
Class B(b)	—	—	536	12,767
Class C	585,356	14,619,366	256,763	6,128,554
Class Y	9,160,760	230,034,534	9,351,883	224,461,048
Class R5	6,031	150,443	27,109	661,583
Class R6	1,322,798	33,372,723	991,990	24,007,472

Issued as reinvestment of dividends:
Class A	1,811,167	40,633,721	1,129,411	27,038,270
Class B(b)	—	—	1,687	40,444
Class C	344,323	7,623,378	132,898	3,165,614
Class Y	2,302,445	51,520,150	880,636	21,124,550
Class R5	5,136	115,942	1,318	31,639
Class R6	149,656	3,341,726	34,322	824,157

Conversion of Class B shares to Class A shares:(c)
Class A	26,580	677,001	37,822	913,062
Class B	(26,518)	(677,001)	(37,735)	(913,062)

Reacquired:
Class A	(11,745,539)	(293,753,854)	(10,597,129)	(254,069,405)
Class B(b)	(6,101)	(153,800)	(10,633)	(254,188)
Class C	(1,021,805)	(25,147,087)	(2,165,004)	(51,468,100)
Class Y	(8,575,507)	(206,061,394)	(10,534,371)	(252,710,821)
Class R5	(25,601)	(653,735)	(189,591)	(4,521,812)
Class R6	(741,238)	(17,529,200)	(122,298)	(2,968,096)
Net increase (decrease) in share activity	(4,243,976)	$(106,836,690)	(8,630,686)	$(206,224,969)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

21                         Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/18	$24.41	$0.28	$(0.62)	$(0.34)	$(0.57)	$(2.08)	$(2.65)	$21.42	(1.71	)%(d)	$407,548	0.90	%(d)(e)	0.90	%(d)(e)	1.09	%(d)(e)	62%
Year ended 12/31/17	23.10	0.33	2.04	2.37	(1.01)	(0.05)	(1.06)	24.41	10.42	(f)	653,121	0.93	(f)	0.93	(f)	1.36	(f)	39
Year ended 12/31/16	22.62	0.39	0.90	1.29	(0.81)	—	(0.81)	23.10	5.82	(g)	785,526	0.88	(g)	0.89	(g)	1.74	(g)	42
Year ended 12/31/15	23.88	0.30	(1.00)	(0.70)	(0.56)	—	(0.56)	22.62	(3.02	)(h)	755,534	0.86	(h)	0.87	(h)	1.26	(h)	45
Year ended 12/31/14	24.17	0.32	0.63	0.95	(0.52)	(0.72)	(1.24)	23.88	3.95	(i)	980,513	0.84	(i)	0.85	(i)	1.29	(i)	56
Class B
Year ended 12/31/18(j)	24.49	0.01	1.03	1.04	—	—	—	25.53	4.25	(d)	—	1.66	(d)(e)(k)	1.66	(d)(e)(k)	0.33	(d)(e)(k)	62
Year ended 12/31/17	23.17	0.15	2.05	2.20	(0.83)	(0.05)	(0.88)	24.49	9.60	(f)	799	1.69	(f)	1.69	(f)	0.60	(f)	39
Year ended 12/31/16	22.69	0.22	0.90	1.12	(0.64)	—	(0.64)	23.17	5.00	(g)	1,825	1.64	(g)	1.65	(g)	0.98	(g)	42
Year ended 12/31/15	23.95	0.12	(1.00)	(0.88)	(0.38)	—	(0.38)	22.69	(3.74	)(h)	3,172	1.62	(h)	1.63	(h)	0.50	(h)	45
Year ended 12/31/14	24.24	0.13	0.63	0.76	(0.33)	(0.72)	(1.05)	23.95	3.16	(i)	5,642	1.60	(i)	1.61	(i)	0.53	(i)	56
Class C
Year ended 12/31/18	24.30	0.08	(0.62)	(0.54)	(0.37)	(2.08)	(2.45)	21.31	(2.48	)(d)	81,529	1.66	(d)(e)	1.66	(d)(e)	0.33	(d)(e)	62
Year ended 12/31/17	23.00	0.15	2.03	2.18	(0.83)	(0.05)	(0.88)	24.30	9.57	(f)	95,218	1.69	(f)	1.69	(f)	0.60	(f)	39
Year ended 12/31/16	22.52	0.22	0.90	1.12	(0.64)	—	(0.64)	23.00	5.07	(g)	130,934	1.61	(g)	1.62	(g)	1.01	(g)	42
Year ended 12/31/15	23.77	0.14	(0.99)	(0.85)	(0.40)	—	(0.40)	22.52	(3.67	)(h)	187,743	1.54	(h)	1.55	(h)	0.58	(h)	45
Year ended 12/31/14	24.04	0.16	0.62	0.78	(0.33)	(0.72)	(1.05)	23.77	3.30	(i)	232,065	1.48	(i)	1.49	(i)	0.65	(i)	56
Class Y
Year ended 12/31/18	24.44	0.33	(0.62)	(0.29)	(0.63)	(2.08)	(2.71)	21.44	(1.51)		583,289	0.66	(e)	0.66	(e)	1.33	(e)	62
Year ended 12/31/17	23.13	0.39	2.04	2.43	(1.07)	(0.05)	(1.12)	24.44	10.68		594,284	0.69		0.69		1.60		39
Year ended 12/31/16	22.65	0.44	0.90	1.34	(0.86)	—	(0.86)	23.13	6.07		569,345	0.64		0.65		1.98		42
Year ended 12/31/15	23.91	0.36	(1.00)	(0.64)	(0.62)	—	(0.62)	22.65	(2.78)		1,107,497	0.62		0.63		1.50		45
Year ended 12/31/14	24.20	0.38	0.63	1.01	(0.58)	(0.72)	(1.30)	23.91	4.20		1,043,554	0.60		0.61		1.53		56
Class R5
Year ended 12/31/18	24.43	0.34	(0.62)	(0.28)	(0.64)	(2.08)	(2.72)	21.43	(1.49)		1,081	0.64	(e)	0.64	(e)	1.35	(e)	62
Year ended 12/31/17	23.11	0.39	2.06	2.45	(1.08)	(0.05)	(1.13)	24.43	10.78		1,585	0.64		0.64		1.65		39
Year ended 12/31/16	22.63	0.45	0.90	1.35	(0.87)	—	(0.87)	23.11	6.10		5,225	0.62		0.63		2.00		42
Year ended 12/31/15	23.89	0.37	(1.00)	(0.63)	(0.63)	—	(0.63)	22.63	(2.75)		3,912	0.57		0.58		1.55		45
Year ended 12/31/14	24.18	0.40	0.63	1.03	(0.60)	(0.72)	(1.32)	23.89	4.28		6,615	0.53		0.54		1.60		56
Class R6
Year ended 12/31/18	24.43	0.36	(0.62)	(0.26)	(0.66)	(2.08)	(2.74)	21.43	(1.41)		47,908	0.56	(e)	0.56	(e)	1.43	(e)	62
Year ended 12/31/17	23.12	0.42	2.04	2.46	(1.10)	(0.05)	(1.15)	24.43	10.82		36,751	0.57		0.57		1.72		39
Year ended 12/31/16	22.64	0.47	0.90	1.37	(0.89)	—	(0.89)	23.12	6.21		13,880	0.52		0.53		2.10		42
Year ended 12/31/15	23.90	0.39	(1.00)	(0.61)	(0.65)	—	(0.65)	22.64	(2.66)		16,731	0.49		0.50		1.63		45
Year ended 12/31/14	24.18	0.41	0.64	1.05	(0.61)	(0.72)	(1.33)	23.90	4.35		16,598	0.49		0.50		1.64		56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.

(e)

Ratios are based on average daily net assets (000’s omitted) of $476,712, $768, $93,160, $629,831, $1,385 and $48,011 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 1.00% for Class A, Class B and Class C shares, respectively.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.97% for Class A, Class B and Class C shares, respectively.

(h)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.92% for Class A, Class B and Class C shares, respectively.

(i)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 1.00% and 0.88% for Class A, Class B and Class C shares, respectively.

(j)	Reflects activity for the period December 31, 2017 through January 26, 2018 (date of conversion).
(k)	Annualized.

22                         Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$933.80	$4.34	$1,020.72	$4.53	0.89%
C	1,000.00	930.30	8.08	1,016.84	8.44	1.66
Y	1,000.00	934.70	3.22	1,021.88	3.36	0.66
R5	1,000.00	935.10	3.17	1,021.93	3.31	0.65
R6	1,000.00	935.50	2.68	1,022.43	2.80	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Convertible Securities Fund

Distribution Information	Correction notice

The following table sets forth on a per share basis the distribution that was paid in September 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
09/13/18	Class A	$0.0674	$0.000	$0.0594	$0.1268
09/13/18	Class C	$0.0169	$0.000	$0.0594	$0.0763
09/13/18	Class Y	$0.0836	$0.000	$0.0594	$0.1430
09/13/18	Class R5	$0.0842	$0.000	$0.0594	$0.1436
09/13/18	Class R6	$0.0906	$0.000	$0.0594	$0.1500

The following table sets forth on a per share basis the distribution that was paid in December 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/14/18	Class A	$0.0379	$0.000	$0.0508	$0.0887
12/14/18	Class C	$0.0000	$0.000	$0.0424	$0.0424
12/14/18	Class Y	$0.0528	$0.000	$0.0508	$0.1036
12/14/18	Class R5	$0.0534	$0.000	$0.0508	$0.1042
12/14/18	Class R6	$0.0592	$0.000	$0.0508	$0.1100

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

25                         Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$96,855,507
Qualified Dividend Income*	26.43%
Corporate Dividends Received Deduction*	24.80%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$8,675,652

26                         Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Convertible Securities Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for
Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MS-CSEC-AR-1	02252019	0848

Annual Report to Shareholders	December 31, 2018

Invesco Global Low Volatility Equity Yield Fund
Nasdaq:
A: GTNDX ◾ C: GNDCX ◾ R: GTNRX ◾ Y: GTNYX ◾ R5: GNDIX ◾ R6:GNDSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Global Low Volatility Equity Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

 As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Low Volatility Equity Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Global Low Volatility Equity Yield Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.46%
Class C Shares	-11.15
Class R Shares	-10.67
Class Y Shares	-10.21
Class R5 Shares	-10.05
Class R6 Shares	-10.03
MSCI World Index▼ (Broad Market Index)	-8.71
Custom Invesco Global Low Volatility Equity Yield Index⬛ (Style-Specific Index)	-6.59
Lipper Global Equity Income Funds Index◆ (Peer Group Index)	-8.96

Source(s): ▼RIMES Technologies Corp.;

                           ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

    Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative results.

Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    The Fund seeks to provide a higher level of income, before taxes, than the Custom Invesco Global Low Volatility Equity Yield Index, while still achieving the highest return available with less volatility. The Fund attempts to do this through its stock selection process, in which we systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank those securities based on their attractiveness relative to industry and country peers. During the year, the Fund’s volatility was lower than the Custom Invesco Global Low Volatility Equity Yield Index.

    During the year, stock selection in the consumer discretionary, health care, information technology (IT) and industrials sectors detracted from the Fund’s performance relative to the Custom Invesco Global Low Volatility Equity Yield Index, the Fund’s style-specific index. In addition, underweight positions in the health care and IT sectors and an overweight position in the materials sector hurt the Fund’s relative performance. On the positive side, stock selection in the consumer staples and energy sectors contributed to the Fund’s relative performance, as well as the Fund’s underweight position in the financials sector.

Portfolio Composition

By sector	% of total net assets

Materials	19.6%

Industrials	13.8

Health Care	13.6

Consumer Discretionary	13.2

Utilities	8.6

Consumer Staples	8.2

Communication Services	5.4

Real Estate	4.9

Energy	3.5

Financials	3.5

Information Technology	2.9

Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Holdings*

% of total net assets

1.	Regis Resources Ltd.	1.8%

2.	ResMed Inc.	1.7

3.	Northern Star Resources Ltd.	1.7

4.	FirstEnergy Corp.	1.7

5.	National Health Investors, Inc.	1.7

6.	CLP Holdings Ltd.	1.6

7.	Amgen Inc.	1.6

8.	AbbVie Inc.	1.6

9.	Empire Co. Ltd.-Class A	1.6

10.	Kirkland Lake Gold Ltd.	1.6

Total Net Assets	$82.3 million

Total Number of Holdings*	84

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

4                         Invesco Global Low Volatility Equity Yield Fund

    From a geographic perspective, stock selection in Australia, Denmark and Hong Kong was beneficial to the Fund’s performance versus the style-specific index for the year, while stock selection in the US, the UK, Canada and Sweden lagged relative returns.

    The largest detractor from the Fund’s performance versus its style-specific index during the year was TGS NOPEC Geophysical. The company was affected by falling oil prices. Canfor and Huntsman also detracted from the Fund’s relative performance. We sold our position in Canfor before the close of the year. CSR, an Australian building products company, was another relative detractor. The company’s stock price fell as poor earnings were reported for its property and aluminum divisions.

    Gold mining stock Kirkland Lake was a top performer relative to the style-specific index for the year. Mining shares rose as investors pushed gold prices higher during December’s equity market sell-off. Macy’s was another leading contributor to the Fund’s relative performance, as the stock price rose in response to increased same-store sales.

    The Fund uses a quantitative method of investing and focuses on four investment concepts that make up its stock selection model – Earnings Expectations, Market Sentiment, Management and Quality and Value. During the year, our multi-factor model for the Fund’s global investment universe was mixed as momentum and Quality signals were positive, but Value signals, especially in Europe and the US, were a large detractor on an absolute basis. We believe that having a balanced exposure to these factors through the business cycle is the best way to mitigate risk. Value and Quality tend to be negatively correlated with our momentum factors, which acts as an attractive complement.

    Please note that the Fund’s strategy is principally implemented through equity investments, but may also use equity futures contracts, which are derivative instruments, to gain exposure to the equity market. In addition, the Fund may use forward foreign currency contracts, which are also derivative instruments, to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. During the year, the Fund invested in S&P500, Nikkei 225, FTSE 100, Topix and EuroStoxx 50 futures contracts, which modestly detracted from the Fund’s performance on an absolute basis. The Fund also invested in forward foreign currency contracts that contributed to the Fund’s absolute performance due to the appreciation of the US dollar against other major currencies.

    Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    As always, we thank you for your continued investment in Invesco Global Low Volatility Equity Yield Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield
Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.

Robert Nakouzi Portfolio Manager, is manager of Invesco Global Low Volatility Equity Yield Fund. He joined Invesco in 2004.
Mr. Nakouzi earned a Licence en Gestion de Entreprises from the University of Beirut in 1989 and a bachelor’s degree in finance and marketing from the University of Applied Sciences in Frankfurt, Germany.

5                         Invesco Global Low Volatility Equity Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The Lipper Global Equity Income Funds Index is not shown on the chart as the index does not have 10 years of performance history.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Low Volatility Equity Yield Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	4.88%
10 Years	6.75
5 Years	-1.24
1 Year	-15.39

Class C Shares
Inception (1/2/98)	4.69%
10 Years	6.56
5 Years	-0.86
1 Year	-12.03

Class R Shares
Inception (10/31/05)	2.99%
10 Years	7.10
5 Years	-0.36
1 Year	-10.67

Class Y Shares
Inception (10/3/08)	5.06%
10 Years	7.62
5 Years	0.14
1 Year	-10.21
Class R5 Shares
Inception (4/30/04)	4.77%
10 Years	7.92
5 Years	0.28
1 Year	-10.05

Class R6 Shares
10 Years	7.44%
5 Years	0.03
1 Year	-10.03

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.65%, 2.40%, 1.90%, 1.40%,

1.24% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Global Low Volatility Equity Yield Fund

Invesco Global Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states

8                         Invesco Global Low Volatility Equity Yield Fund

from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility over a full market cycle may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small-and mid-cap companies, may be more volatile and less liquid.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Low Volatility Equity Yield Index is composed of the MSCI World Index (Net) through February 23, 2017 and the MSCI World 100% Hedged to USD Index thereafter.
∎	The Lipper Global Equity Income Funds Index is an unmanaged Index considered representative of global equity income funds tracked by Lipper.
∎	The MSCI World 100% Hedged to USD IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is 100% hedged to the USD and is computed using the net return, which withholds applicable taxes for non-residents investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Global Low Volatility Equity Yield Fund

Schedule of Investments

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.20%
Australia–11.74%
BHP Billiton Ltd.	52,847	$1,274,135
Crown Resorts Ltd.	27,662	231,077
CSR Ltd.	368,115	728,582
Northern Star Resources Ltd.	211,633	1,385,469
Qantas Airways Ltd.	289,205	1,179,432
Regis Resources Ltd.	420,830	1,437,033
Rio Tinto Ltd.	22,132	1,223,243
St Barbara Ltd.	347,544	1,150,525
Whitehaven Coal Ltd.	346,886	1,055,502
		9,664,998

Canada–13.11%
Canadian Pacific Railway Ltd.	5,637	1,000,225
Capital Power Corp.	67,015	1,305,251
Empire Co. Ltd.–Class A	62,541	1,320,727
Kinross Gold Corp.(a)	155,140	500,012
Kirkland Lake Gold Ltd.	50,637	1,320,449
Quebecor Inc.–Class B	61,249	1,289,405
Superior Plus Corp.	130,193	923,138
TFI International Inc.	38,711	1,000,951
Toronto-Dominion Bank (The)	18,616	925,346
Transcontinental Inc.–Class A	65,790	930,081
West Fraser Timber Co. Ltd.	5,511	272,240
		10,787,825

China–0.41%
Yangzijiang Shipbuilding Holdings Ltd.	373,500	339,569

Denmark–1.55%
Royal Unibrew A/S	18,480	1,273,309

Finland–1.58%
UPM-Kymmene OYJ	33,769	858,657
Valmet OYJ	21,378	439,043
		1,297,700

France–1.30%
Peugeot S.A.	50,183	1,066,753

Hong Kong–3.82%
CLP Holdings Ltd.	118,500	1,335,823
Kerry Properties Ltd	207,500	704,977
NWS Holdings Ltd	539,000	1,105,465
		3,146,265

Japan–3.28%
Astellas Pharma Inc.	27,200	346,151
Dai Nippon Printing Co. Ltd.	28,500	593,002
Japan Post Holdings Co. Ltd.	46,900	539,230
Mitsui & Co. Ltd.	79,000	1,224,355
		2,702,738

	Shares	Value
Jordan–1.34%
Hikma Pharmaceuticals PLC	50,690	$1,102,054

Netherlands–1.41%
Koninklijke Ahold Delhaize N.V.	46,070	1,162,234

New Zealand–2.24%
Contact Energy Ltd.	179,123	709,935
Spark New Zealand Ltd.	407,622	1,132,128
		1,842,063

Norway–3.32%
Salmar A.S.A	21,026	1,040,783
Telenor A.S.A	45,318	874,814
TGS NOPEC Geophysical Co. A.S.A	33,622	815,272
		2,730,869

Puerto Rico–1.21%
Popular, Inc.	20,999	991,573

Russia–1.26%
Evraz PLC	169,726	1,039,479

Sweden–5.27%
Loomis AB–Class B	38,461	1,244,504
Sandvik AB	78,968	1,129,910
Svenska Cellulosa AB SCA–Class B	127,221	983,721
Swedish Match AB	24,724	973,846
		4,331,981

Switzerland–1.54%
Roche Holding AG	5,116	1,265,055

United Kingdom–7.39%
Barratt Developments PLC	46,028	271,512
Bovis Homes Group PLC	84,208	924,983
Drax Group PLC	58,676	267,284
GlaxoSmithKline PLC	24,317	461,528
Next PLC	18,525	942,353
Pagegroup PLC	182,436	1,043,728
Persimmon PLC	34,871	854,319
Royal Mail PLC	38,702	134,226
Vodafone Group PLC	609,524	1,184,383
		6,084,316

United States–35.43%
AbbVie Inc.	14,414	1,328,827
Amgen Inc.	6,856	1,334,657
Biogen Inc.(a)	3,642	1,095,951
Brinker International, Inc.	23,186	1,019,720
BRP Inc.	31,458	814,332
CF Industries Holdings, Inc.	22,895	996,161
Domtar Corp.	26,438	928,767
EastGroup Properties, Inc.	3,119	286,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Low Volatility Equity Yield Fund

	Shares	Value
United States–(continued)
Encompass Health Corp.	17,280	$1,066,176
Endo International PLC(a)	86,801	633,647
Entergy Corp.	13,604	1,170,896
FirstEnergy Corp.	36,820	1,382,591
Gaming and Leisure Properties, Inc.	39,902	1,289,234
Gilead Sciences, Inc.	17,456	1,091,873
Herbalife Nutrition Ltd.(a)	16,420	967,959
HollyFrontier Corp.	19,317	987,485
HP Inc.	55,635	1,138,292
Huntsman Corp.	43,236	834,022
Hyatt Hotels Corp.–Class A	17,927	1,211,865
Kohl’s Corp.	19,588	1,299,468
Macy’s, Inc.	38,383	1,143,046
National Health Investors, Inc.	18,234	1,377,396
Navient Corp.	50,506	444,958
NetApp, Inc.	4,370	260,758
Newmont Mining Corp.	35,049	1,214,448
ResMed Inc.	124,995	1,408,963
Seagate Technology PLC	25,452	982,193
Target Corp.	15,797	1,044,024
Xenia Hotels & Resorts, Inc.	23,540	404,888
		29,158,703
Total Common Stocks & Other Equity Interests (Cost $88,414,901)		79,987,484

	Shares	Value
Money Market Funds–1.11%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(b)	419,512	$419,512
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(b)	299,438	299,468
Invesco Treasury Portfolio–Institutional Class, 2.30%(b)	197,731	197,731
Total Money Market Funds (Cost $916,753)		916,711
TOTAL INVESTMENTS IN SECURITIES–98.31% (Cost $89,331,654)		80,904,195
OTHER ASSETS LESS LIABILITIES–1.69%		1,387,900
NET ASSETS–100.00%		$82,292,095

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	5	March-2019	$170,373	$(3,495)	$(3,495)
E-Mini S&P 500 Index	5	March-2019	626,300	(12,690)	(12,690)
FTSE 100 Index	1	March-2019	84,876	209	209
SGX NIKKEI 225 Index	1	March-2019	136,262	(7,330)	(7,330)
Total Futures Contracts — Equity Risk				$(23,306)	$(23,306)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Low Volatility Equity Yield Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/18/2019	State Street Bank and Trust Co.	AUD	14,160,000	USD	10,439,804	$463,067
01/18/2019	State Street Bank and Trust Co.	CAD	18,000,000	USD	13,671,589	481,189
01/18/2019	State Street Bank and Trust Co.	GBP	6,890,000	USD	8,848,400	59,895
01/18/2019	State Street Bank and Trust Co.	NOK	30,100,000	USD	3,561,773	78,181
01/18/2019	State Street Bank and Trust Co.	NZD	3,175,000	USD	2,209,343	77,729
01/18/2019	State Street Bank and Trust Co.	USD	70,824	CHF	70,000	487
01/18/2019	State Street Bank and Trust Co.	USD	92,195	DKK	600,000	1
01/18/2019	State Street Bank and Trust Co.	USD	206,172	EUR	180,000	320
01/18/2019	State Street Bank and Trust Co.	USD	1,230,460	JPY	138,000,000	29,718
01/18/2019	State Street Bank and Trust Co.	USD	1,372,457	SEK	12,300,000	17,077
Subtotal — Appreciation						1,207,664
01/18/2019	State Street Bank and Trust Co.	CHF	1,270,000	USD	1,281,840	(11,952)
01/18/2019	State Street Bank and Trust Co.	DKK	8,500,000	USD	1,303,479	(2,633)
01/18/2019	State Street Bank and Trust Co.	EUR	3,100,000	USD	3,546,778	(9,469)
01/18/2019	State Street Bank and Trust Co.	JPY	424,000,000	USD	3,775,023	(96,826)
01/18/2019	State Street Bank and Trust Co.	SEK	48,100,000	USD	5,381,895	(51,974)
01/18/2019	State Street Bank and Trust Co.	USD	2,535,525	CAD	3,400,000	(44,005)
01/18/2019	State Street Bank and Trust Co.	USD	485,787	GBP	380,000	(1,080)
01/18/2019	State Street Bank and Trust Co.	USD	935,881	NOK	8,000,000	(10,009)
01/18/2019	State Street Bank and Trust Co.	USD	363,934	NZD	525,000	(11,462)
Subtotal — Depreciation						(239,410)
Total Forward Foreign Currency Contracts — Currency Risk						$968,254

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Low Volatility Equity Yield Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at value (Cost $88,414,901)	$79,987,484
Investments in affiliated money market funds, at value (Cost $916,753)	916,711
Other investments:
Variation margin receivable — futures contracts	58,666
Unrealized appreciation on forward foreign currency contracts outstanding	1,207,664
Foreign currencies, at value (Cost $427,424)	440,182
Receivable for:
Fund shares sold	81,269
Dividends	226,083
Investment for trustee deferred compensation and retirement plans	76,839
Other assets	24,034
Total assets	83,018,932

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	239,410
Payable for:
Amount due to custodian	55,406
Fund shares reacquired	213,426
Accrued fees to affiliates	57,419
Accrued trustees’ and officers’ fees and benefits	4,182
Accrued other operating expenses	71,859
Trustee deferred compensation and retirement plans	85,135
Total liabilities	726,837
Net assets applicable to shares outstanding	$82,292,095

Net assets consist of:
Shares of beneficial interest	$95,542,105
Distributable earnings	(13,250,010)
$82,292,095

Net Assets:
Class A	$70,103,832
Class C	$6,782,365
Class R	$1,252,527
Class Y	$2,168,155
Class R5	$501,997
Class R6	$1,483,219

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,730,631
Class C	586,467
Class R	102,236
Class Y	176,818
Class R5	40,550
Class R6	119,786
Class A:
Net asset value per share	$12.23
Maximum offering price per share
(Net asset value of $12.23 ÷ 94.50%)	$12.94
Class C:
Net asset value and offering price per share	$11.56
Class R:
Net asset value and offering price per share	$12.25
Class Y:
Net asset value and offering price per share	$12.26
Class R5:
Net asset value and offering price per share	$12.38
Class R6:
Net asset value and offering price per share	$12.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Low Volatility Equity Yield Fund

Statement of Operations

December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $243,671)	$3,565,252
Dividends from affiliated money market funds	46,554
Total investment income	3,611,806

Expenses:
Advisory fees	790,355
Administrative services fees	50,000
Custodian fees	22,054
Distribution fees:
Class A	207,905
Class B	370
Class C	83,281
Class R	7,068
Transfer agent fees — A, B, C, R and Y	222,501
Transfer agent fees — R5	631
Transfer agent fees — R6	1,321
Trustees’ and officers’ fees and benefits	21,600
Registration and filing fees	90,635
Reports to shareholders	31,168
Professional services fees	72,741
Other	20,419
Total expenses	1,622,049
Less: Fees waived and expense offset arrangement(s)	(7,003)
Net expenses	1,615,046
Net investment income	1,996,760

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	1,205,665
Foreign currencies	(369,856)
Forward foreign currency contracts	2,498,329
Futures contracts	(257,780)
3,076,358
Change in net unrealized appreciation (depreciation) of:
Investment securities	(16,614,623)
Foreign currencies	(10,057)
Forward foreign currency contracts	1,608,520
Futures contracts	(36,735)
(15,052,895)
Net realized and unrealized gain (loss)	(11,976,537)
Net increase (decrease) in net assets resulting from operations	$(9,979,777)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Low Volatility Equity Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,996,760	$2,997,114
Net realized gain	3,076,358	5,833,714
Change in net unrealized appreciation (depreciation)	(15,052,895)	7,094,457
Net increase (decrease) in net assets resulting from operations	(9,979,777)	15,925,285

Distributions to shareholders from distributable earnings:(1)
Class A	(1,418,653)	(2,741,152)
Class B	—	(16,938)
Class C	(80,495)	(217,236)
Class R	(20,813)	(42,304)
Class Y	(75,781)	(150,904)
Class R5	(12,590)	(35,713)
Class R6	(35,730)	(269)
Total distributions from distributable earnings	(1,644,062)	(3,204,516)

Share transactions-net:
Class A	(8,678,388)	(14,291,301)
Class B	(530,278)	(692,562)
Class C	(1,429,829)	(2,272,020)
Class R	(76,095)	(74,917)
Class Y	(2,104,172)	889,797
Class R5	(481,714)	(80,257)
Class R6	1,728,977	10,014
Net increase (decrease) in net assets resulting from share transactions	(11,571,499)	(16,511,246)
Net increase (decrease) in net assets	(23,195,338)	(3,790,477)

Net assets:
Beginning of year	105,487,433	109,277,910
End of year	$82,292,095	$105,487,433

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Low Volatility Equity Yield Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

15                         Invesco Global Low Volatility Equity Yield Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

16                         Invesco Global Low Volatility Equity Yield Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

17                         Invesco Global Low Volatility Equity Yield Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $3,141.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

18                         Invesco Global Low Volatility Equity Yield Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $6,071 in front-end sales commissions from the sale of Class A shares and $69 and $73 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$6,842,496	$2,822,502	$—	$9,664,998
Canada	10,787,825	—	—	10,787,825
China	—	339,569	—	339,569
Denmark	1,273,309	—	—	1,273,309
Finland	—	1,297,700	—	1,297,700
France	—	1,066,753	—	1,066,753
Hong Kong	1,105,465	2,040,800	—	3,146,265
Japan	—	2,702,738	—	2,702,738
Jordan	—	1,102,054	—	1,102,054
Netherlands	—	1,162,234	—	1,162,234
New Zealand	—	1,842,063	—	1,842,063
Norway	1,040,783	1,690,086	—	2,730,869
Puerto Rico	991,573	—	—	991,573
Russia	1,039,479	—	—	1,039,479
Sweden	973,846	3,358,135	—	4,331,981
Switzerland	—	1,265,055	—	1,265,055
United Kingdom	2,273,074	3,811,242	—	6,084,316

19                         Invesco Global Low Volatility Equity Yield Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
United States	$27,749,740	$1,408,963	$—	$29,158,703
Money Market Funds	916,711	—	—	916,711
Total Investments in Securities	54,994,301	25,909,894	—	80,904,195

Other Investments — Assets*
Forward Foreign Currency Contracts	—	1,207,664	—	1,207,664
Futures Contracts	209	—	—	209
	209	1,207,664	—	1,207,873

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(239,410)	—	(239,410)
Futures Contracts	(23,515)	—	—	(23,515)
	(23,515)	(239,410)	—	(262,925)
Total Other Investments	(23,306)	968,254	—	944,948
Total Investments	$54,970,995	$26,878,148	$—	$81,849,143

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$209	$209
Unrealized appreciation on forward foreign currency contracts outstanding	1,207,664	—	1,207,664
Total Derivative Assets	1,207,664	209	1,207,873
Derivatives not subject to master netting agreements	—	(209)	(209)
Total Derivative Assets subject to master netting agreements	$1,207,664	$—	$1,207,664

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(23,515)	$(23,515)
Unrealized depreciation on forward foreign currency contracts outstanding	(239,410)	—	(239,410)
Total Derivative Liabilities	(239,410)	(23,515)	(262,925)
Derivatives not subject to master netting agreements	—	23,515	23,517
Total Derivative Liabilities subject to master netting agreements	$(239,410)	$—	$(239,410)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
State Street Bank and Trust Co.	$1,207,664	$(239,410)	$968,254	$—	$—	$968,254

20                         Invesco Global Low Volatility Equity Yield Fund

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$2,498,329	$—	$2,498,329
Futures contracts	—	(257,780)	(257,780)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	1,608,520	—	1,608,520
Futures contracts	—	(36,735)	(36,735)
Total	$4,106,849	$(294,515)	$3,812,334

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$65,660,665	$2,585,994

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,862.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,644,062	$3,204,516

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$255,497
Net unrealized appreciation (depreciation) — investments	(8,437,604)
Net unrealized appreciation (depreciation) — foreign currencies	(386)
Temporary book/tax differences	(79,557)
Capital loss carryforward	(4,987,960)
Shares of beneficial interest	95,542,105
Total net assets	$82,292,095

21                         Invesco Global Low Volatility Equity Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,987,960	$—	$4,987,960

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $105,490,466 and $112,267,960, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,630,704
Aggregate unrealized (depreciation) of investments	(15,068,308)
Net unrealized appreciation (depreciation) of investments	$(8,437,604)

Cost of investments for tax purposes is $90,286,747.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies and Real Estate Investment Trusts, on December 31, 2018, undistributed net investment income was decreased by $208,964 and undistributed net realized gain was increased by $208,964. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

22                         Invesco Global Low Volatility Equity Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	403,855	$5,442,681	317,987	$4,269,034
Class B(b)	—	—	583	7,491
Class C	57,196	742,014	46,711	591,026
Class R	26,675	351,446	15,107	201,447
Class Y	283,127	4,053,457	313,201	4,153,399
Class R5	3,362	47,151	18,028	238,398
Class R6(c)	153,241	2,199,060	758	10,014

Issued as reinvestment of dividends:
Class A	99,269	1,329,711	192,594	2,581,160
Class B(b)	—	—	1,304	16,468
Class C	5,997	75,797	15,874	201,092
Class R	1,554	20,799	3,148	42,276
Class Y	5,022	68,596	9,264	124,498
Class R5	931	12,590	2,634	35,713
Class R6	2,511	34,042	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	35,086	505,937	41,829	556,920
Class B	(37,092)	(505,937)	(44,222)	(556,920)

Reacquired:
Class A	(1,180,587)	(15,956,717)	(1,632,153)	(21,698,415)
Class B(b)	(1,798)	(24,341)	(12,831)	(159,601)
Class C	(174,373)	(2,247,640)	(244,716)	(3,064,138)
Class R	(33,498)	(448,340)	(23,630)	(318,640)
Class Y	(449,837)	(6,226,225)	(253,397)	(3,388,100)
Class R5	(37,853)	(541,455)	(26,747)	(354,368)
Class R6	(36,724)	(504,125)	—	—
Net increase (decrease) in share activity	(873,936)	$(11,571,499)	(1,258,674)	$(16,511,246)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

23                         Invesco Global Low Volatility Equity Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/18	$13.89	$0.28	(d)	$(1.70)	$(1.42)	$(0.24)	$12.23	(10.39)%	$70,104	1.59	%(e)	1.59	%(e)	2.07	%(d)(e)	111%
Year ended 12/31/17	12.37	0.38		1.55	1.93	(0.41)	13.89	15.77	88,550	1.65		1.65		2.83		78
Year ended 12/31/16	12.40	0.40		0.02	0.42	(0.45)	12.37	3.34	92,154	1.49		1.52		3.14		83
Year ended 12/31/15	13.89	0.48		(1.44)	(0.96)	(0.53)	12.40	(7.02)	108,429	1.48		1.52		3.60		94
Year ended 12/31/14	14.44	0.53		(0.55)	(0.02)	(0.53)	13.89	(0.33)	140,461	1.45		1.46		3.55		64
Class B
Year ended 12/31/18 (f)	13.15	0.01		0.48	0.49	—	13.64	3.73	—	2.34	(e)(g)	2.34	(e)(g)	1.32	(e)(g)	111
Year ended 12/31/17	11.71	0.26		1.47	1.73	(0.29)	13.15	14.91	512	2.40		2.40		2.08		78
Year ended 12/31/16	11.74	0.29		0.02	0.31	(0.34)	11.71	2.56	1,101	2.24		2.27		2.39		83
Year ended 12/31/15	13.14	0.36		(1.36)	(1.00)	(0.40)	11.74	(7.65)	1,959	2.23		2.27		2.85		94
Year ended 12/31/14	13.66	0.39		(0.52)	(0.13)	(0.39)	13.14	(1.08)	3,580	2.20		2.21		2.80		64
Class C
Year ended 12/31/18	13.13	0.17	(d)	(1.61)	(1.44)	(0.13)	11.56	(11.08)	6,782	2.34	(e)	2.34	(e)	1.32	(d)(e)	111
Year ended 12/31/17	11.69	0.26		1.47	1.73	(0.29)	13.13	14.93	9,163	2.40		2.40		2.08		78
Year ended 12/31/16	11.72	0.28		0.02	0.30	(0.33)	11.69	2.56	10,283	2.24		2.27		2.39		83
Year ended 12/31/15	13.13	0.36		(1.37)	(1.01)	(0.40)	11.72	(7.74)	12,900	2.23		2.27		2.85		94
Year ended 12/31/14	13.66	0.40		(0.52)	(0.12)	(0.41)	13.13	(1.06)	18,936	2.20		2.21		2.80		64
Class R
Year ended 12/31/18	13.91	0.25	(d)	(1.71)	(1.46)	(0.20)	12.25	(10.60)	1,253	1.84	(e)	1.84	(e)	1.82	(d)(e)	111
Year ended 12/31/17	12.38	0.35		1.56	1.91	(0.38)	13.91	15.55	1,496	1.90		1.90		2.58		78
Year ended 12/31/16	12.42	0.37		0.01	0.38	(0.42)	12.38	3.00	1,398	1.74		1.77		2.89		83
Year ended 12/31/15	13.91	0.44		(1.44)	(1.00)	(0.49)	12.42	(7.24)	1,388	1.73		1.77		3.35		94
Year ended 12/31/14	14.46	0.49		(0.55)	(0.06)	(0.49)	13.91	(0.58)	1,627	1.70		1.71		3.30		64
Class Y
Year ended 12/31/18	13.93	0.32	(d)	(1.72)	(1.40)	(0.27)	12.26	(10.21)	2,168	1.34	(e)	1.34	(e)	2.32	(d)(e)	111
Year ended 12/31/17	12.39	0.41		1.58	1.99	(0.45)	13.93	16.20	4,714	1.40		1.40		3.08		78
Year ended 12/31/16	12.42	0.43		0.02	0.45	(0.48)	12.39	3.60	3,339	1.24		1.27		3.39		83
Year ended 12/31/15	13.92	0.52		(1.46)	(0.94)	(0.56)	12.42	(6.90)	4,257	1.23		1.27		3.85		94
Year ended 12/31/14	14.49	0.57		(0.55)	0.02	(0.59)	13.92	(0.04)	10,067	1.20		1.21		3.80		64
Class R5
Year ended 12/31/18	14.06	0.34	(d)	(1.73)	(1.39)	(0.29)	12.38	(10.05)	502	1.21	(e)	1.21	(e)	2.45	(d)(e)	111
Year ended 12/31/17	12.52	0.44		1.57	2.01	(0.47)	14.06	16.27	1,042	1.24		1.24		3.24		78
Year ended 12/31/16	12.56	0.45		0.02	0.47	(0.51)	12.52	3.67	1,004	1.10		1.10		3.53		83
Year ended 12/31/15	14.08	0.56		(1.49)	(0.93)	(0.59)	12.56	(6.66)	2,004	1.05		1.05		4.03		94
Year ended 12/31/14	14.63	0.61		(0.55)	0.06	(0.61)	14.08	0.21	13,373	0.97		0.98		4.03		64
Class R6
Year ended 12/31/18	14.06	0.34	(d)	(1.73)	(1.39)	(0.29)	12.38	(10.03)	1,483	1.20	(e)	1.20	(e)	2.46	(d)(e)	111
Year ended 12/31/17(h)	13.27	0.34		0.81	1.15	(0.36)	14.06	8.72	11	1.20	(g)	1.20	(g)	3.28	(g)	78

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.23 and 1.73%, $0.12 and 0.98%, $0.20 and 1.48%, $0.27 and 1.98%, $0.29 and 2.11% and $0.29 and 2.12% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are based on average daily net assets (000’s omitted) of $83,162, $520, $8,328, $1,414, $3,636, $631 and $1,587 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date of April 4, 2017.

24                         Invesco Global Low Volatility Equity Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Global Low Volatility Equity Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Low Volatility Equity Yield Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco Global Low Volatility Equity Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$873.10	$7.46	$1,017.24	$8.03	1.58%
C	1,000.00	869.60	10.98	1,013.46	11.82	2.33
R	1,000.00	872.20	8.64	1,015.98	9.30	1.83
Y	1,000.00	874.60	6.28	1,018.50	6.77	1.33
R5	1,000.00	875.00	5.72	1,019.11	6.16	1.21
R6	1,000.00	875.00	5.77	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Global Low Volatility Equity Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	98.73%
Corporate Dividends Received Deduction*	32.22%
U.S. Treasury Obligations*	0.00%
Foreign Tax	$0.0326	per share
Foreign Source Income	$0.4505	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Global Low Volatility Equity Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Low Volatility Equity Yield Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	GLVEY-AR-1	02252019	1133

Annual Report to Shareholders	December 31, 2018

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ∎ C: CLIAX ∎ R: RLIAX ∎ Y: ALAYX ∎ R5: ILAAX ∎ R6: IIASX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most

US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Income Allocation Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Income Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Income Allocation Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.44%
Class C Shares	-5.15
Class R Shares	-4.68
Class Y Shares	-4.20
Class R5 Shares	-4.20
Class R6 Shares	-4.20
S&P 500 Index▼ (Broad Market Index)	-4.38
Custom Invesco Income Allocation Index∎ (Style-Specific Index)	-1.84
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	-3.52
Source(s):▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While the S&P 500 Index delivered a positive return for that quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets for the year.

After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US and China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	68.1%
Equity Funds	26.5
Alternative Funds	4.9
Money Market Funds	0.5

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$501.9 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Reflecting these trends, there were few underlying fund holdings that contributed to absolute Fund performance during the year. The only contributor to absolute performance with a positive return during the year was Invesco Taxable Municipal Bond ETF. Invesco Quality Income Fund finished the year with slightly negative results, but was a leading contributor to the Fund’s performance relative to the style-specific index. Both of these underlying funds contributed to relative performance as government bonds generally outperformed corporate bonds during the year. Invesco S&P International Developed Low Volatility ETF also contributed to the Fund’s relative performance. The ETF seeks to invest in the 200 least volatile stocks of the S&P Developed ex-U.S. and South Korea LargeMidCap Index. Therefore, the ETF benefited from its low volatility strategy during the year and outperformed broader international developed equities, as measured by the MSCI EAFE Index.

    As mentioned above, the majority of the Fund’s underlying holdings posted negative performance and detracted from absolute Fund performance for the year. Relative to the Fund’s style-specific index, style selection within the fixed income allocation was the largest detractor from the Fund’s relative results. Underlying holdings within the US equity and alternative fund allocations also detracted from the Fund’s relative performance for the year.

    Within the fixed income allocation, Invesco Variable Rate Preferred ETF was the leading detractor from the Fund’s performance in this space. The ETF primarily invests in preferred stocks in the US and internationally that pay a floating rate dividend or coupon. The ETF’s performance was representative of the asset class during the year. Within the Fund’s US equity allocation, Invesco Dividend Income Fund was a notable detractor from Fund results. The underlying fund’s underperformance was primarily driven by underweight exposure to the utilities sector and overweight exposure to the consumer staples sector relative to its style-specific benchmark. Invesco S&P High Income Infrastructure ETF was the leading detractor from the Fund’s performance in the alternative funds space. As

4	Invesco Income Allocation Fund

the ETF is designed to measure the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries, it faced several headwinds during the year primarily due to its exposure to the energy sector.

As part of the Fund’s annual rebalance, Invesco 1-30 Laddered Treasury ETF was removed as a holding, and Invesco S&P High Income Infrastructure ETF and Invesco Taxable Municipal Bond ETF were added. Please note that some of the Fund’s underlying funds – which include, but are not limited to, Invesco Multi-Asset Income Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

We welcome new investors who joined the Fund during the year, and we thank you for investing in Invesco Income Allocation Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Income Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Income Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

5	Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.53%
10 Years	6.47
5 Years	2.69
1 Year	-9.69

Class C Shares
Inception (10/31/05)	4.19%
10 Years	6.27
5 Years	3.08
1 Year	-6.07

Class R Shares
Inception (10/31/05)	4.71%
10 Years	6.79
5 Years	3.60
1 Year	-4.68

Class Y Shares
Inception (10/3/08)	6.17%
10 Years	7.33
5 Years	4.12
1 Year	-4.20

Class R5 Shares
Inception (10/31/05)	5.24%
10 Years	7.33
5 Years	4.12
1 Year	-4.20

Class R6 Shares
10 Years	7.11%
5 Years	3.93
1 Year	-4.20

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.79%, 1.54%, 1.04%, 0.54%, 0.54% and 0.54%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 was 1.00%, 1.75%, 1.25%, 0.75%, 0.74% and 0.71%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.54%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

7	Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.

Unless otherwise noted, all data provided by Invesco.

To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎ Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎ Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

∎ Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.

∎ Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎ Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result, an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎ Borrowing risk. Borrowing money to buy securities exposes an underlying fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exagger-

ate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.

∎ Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎ Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs carry risks including interest rate risk and credit risk.

∎ Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected

  This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Income Allocation Fund

by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.

∎	Commodity risk. An underlying fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an underlying fund’s underlying index and the capital resources available for such companies’ dividend payments may affect an underlying fund.
∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk

9	Invesco Income Allocation Fund

that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be Subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Equity linked notes risk. ELNs may not perform as anticipated and could cause an underlying fund to realize significant losses including its entire principal investment. Other risks include those of underlying securities, as well as counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.
∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limit-

ed to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For cer-
tain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Financial services sector risk. An underlying fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign

10	Invesco Income Allocation Fund

governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose an underlying fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.

–

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

–	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Code.
∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US feder-

11	Invesco Income Allocation Fund

al income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the index resulting from legal restrictions, costs or liquidity constraints.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Real estate investment trusts (REIT) risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer.

These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.

∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

12	Invesco Income Allocation Fund

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Income Allocation Index is composed of the following indexes : S&P 500, MSCI EAFE, FTSE NAREIT Equity REITs Index and Bloomberg Barclays U.S. Universal Index. The composition of the index may change based on the Fund’s target asset allocation. The current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the Fund’s objective.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The MSCI EAFE® Index is considered representative of stocks of Europe, Australasia and the Far East and is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The FTSE NAREIT Equity REITs Index is considered representative of US real estate investment trusts (REITs).
∎	The Bloomberg Barclays U.S. Universal Index is considered representative of USD-denominated, taxable bonds that are rated either investment grade or below investment grade.
∎	The S&P Developed ex-U.S. and South Korea LargeMidCap Index™ is designed to measure the performance of securities in developed markets, excluding the US and South Korea.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

13	Invesco Income Allocation Fund

Schedule of Investments

December 31, 2018

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–100.00%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–20.95%
Invesco Dividend Income Fund–Class R6	10.95%	$78,908,362	$12,131,910	$(25,478,214)	$(10,657,621)	$4,094,417		$1,800,911	2,678,015	$54,952,874
Invesco Russell Top 200 Pure Value ETF	5.99%	43,416,876	6,560,493	(16,252,680)	(5,821,512)	2,164,095		940,820	879,160	30,067,272
Invesco S&P High Income Infrastructure ETF	4.01%	—	25,094,586	(2,386,292)	(2,574,079)	(23,337)		839,084	856,511	20,110,878
Total Domestic Equity Funds		122,325,238	43,786,989	(44,117,186)	(19,053,212)	6,235,175		3,580,815		105,131,024

Fixed-Income Funds–68.08%
Invesco 1-30 Laddered Treasury ETF(b)	0.00%	21,875,089	499,602	(21,423,698)	482,192	(1,433,185)		152,082	—	—
Invesco Core Plus Bond Fund–Class R6	14.42%	83,949,334	9,084,778	(15,762,619)	(3,840,491)	(1,052,588)		2,962,304	7,047,557	72,378,414
Invesco Corporate Bond Fund–Class R6	3.71%	29,623,352	1,057,141	(9,992,165)	(1,670,386)	(412,193)		1,034,064	2,727,335	18,600,424
Invesco Emerging Markets Sovereign Debt ETF	3.48%	32,633,074	852,628	(12,945,664)	(2,497,732)	(594,749)		1,096,260	660,392	17,447,557
Invesco Floating Rate Fund–Class R6	8.64%	45,056,197	11,278,350	(10,904,407)	(1,531,051)	(521,767)		2,195,614	6,007,939	43,377,322
Invesco High Yield Fund-Class R6	6.69%	45,068,460	3,090,745	(11,404,432)	(2,169,348)	(1,023,435)		2,170,062	8,740,102	33,561,990
Invesco Multi-Asset Income Fund–Class R6	9.95%	62,283,018	10,000,724	(16,584,053)	(5,229,565)	(522,819)		3,051,267	5,075,946	49,947,305
Invesco Quality Income Fund–Class R5	11.73%	73,007,642	3,686,346	(14,911,016)	(1,862,001)	(1,059,087)		2,824,224	5,109,539	58,861,884
Invesco Taxable Municipal Bond ETF	3.48%	—	20,718,056	(3,219,361)	23,553	(40,479)		543,333	588,810	17,481,769
Invesco Variable Rate Preferred ETF	5.98%	32,462,594	5,899,575	(4,702,793)	(3,446,381)	(181,464)		1,573,150	1,316,018	30,031,531
Total Fixed-Income Funds		425,958,760	66,167,945	(121,850,208)	(21,741,210)	(6,841,766)		17,602,360		341,688,196

Foreign Equity Funds–5.53%
Invesco S&P International Developed Low Volatility ETF(b)	5.53%	34,250,632	2,775,919	(5,805,366)	(3,691,783)	229,944		1,090,077	930,273	27,759,346

Real Estate Funds–4.95%
Invesco Global Real Estate Income Fund–Class R6	4.95%	39,066,558	2,143,151	(14,108,457)	(2,469,067)	222,852		1,100,054	2,951,905	24,855,037

Money Market Funds–0.49%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	0.18%	1,336,068	34,834,329	(35,286,213)	—	—		11,576	884,184	884,184
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	0.11%	954,226	24,881,664	(25,271,014)	3	(2)		9,318	564,820	564,877
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	0.20%	1,526,934	39,105,487	(39,621,926)	—	—		12,048	1,010,495	1,010,495
Total Money Market Funds		3,817,228	98,821,480	(100,179,153)	3	(2)		32,942		2,459,556
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $507,194,677)	100.00%	$625,418,416	$213,695,484	$(286,060,370)	$(46,955,269)	$(153,797	)(d)	$23,406,248		$501,893,159
OTHER ASSETS LESS LIABILITIES	0.00%									(17,275)
NET ASSETS	100.00%									$501,875,884

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)

Effective June 4, 2018, PowerShares 1-30 Laddered Treasury Portfolio ETF and PowerShares S&P International Developed Low Volatility Portfolio ETF were renamed Invesco 1-30 Laddered Treasury ETF and Invesco S&P International Low Volatility ETF, respectively.

(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(d)	Includes $4,045,980 and $5,325 of capital gains distributions from affiliated underlying funds for Invesco Dividend Income Fund and Invesco Corporate Bond Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliated underlying funds, at value (Cost $507,194,677)	$501,893,159
Cash	37,498
Receivable for:
Fund shares sold	1,177,390
Dividends	893,135
Investment for trustee deferred compensation and retirement plans	45,599
Other assets	37,279
Total assets	504,084,060

Liabilities:
Payable for:
Fund shares reacquired	1,814,592
Accrued fees to affiliates	281,583
Accrued trustees’ and officers’ fees and benefits	5,309
Accrued other operating expenses	54,842
Trustee deferred compensation and retirement plans	51,850
Total liabilities	2,208,176
Net assets applicable to shares outstanding	$501,875,884

Net assets consist of:
Shares of beneficial interest	$512,093,068
Distributable earnings	(10,217,184)
$501,875,884

Net Assets:
Class A	$323,945,172
Class C	$110,369,519
Class R	$8,601,285
Class Y	$57,008,560
Class R5	$1,806,542
Class R6	$144,806

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	30,092,508
Class C	10,241,239
Class R	798,587
Class Y	5,296,172
Class R5	167,801
Class R6	13,449
Class A:
Net asset value per share	$10.76
Maximum offering price per share
(Net asset value of $10.76 ÷ 94.50%)	$11.39
Class C:
Net asset value and offering price per share	$10.78
Class R:
Net asset value and offering price per share	$10.77
Class Y:
Net asset value and offering price per share	$10.76
Class R5:
Net asset value and offering price per share	$10.77
Class R6:
Net asset value and offering price per share	$10.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends from affiliated underlying funds	$23,406,248

Expenses:
Administrative services fees	156,185
Custodian fees	9,229
Distribution fees:
Class A	906,889
Class B	653
Class C	1,313,451
Class R	45,360
Transfer agent fees — A, B, C, R and Y	681,507
Transfer agent fees — R5	2,029
Transfer agent fees — R6	57
Trustees’ and officers’ fees and benefits	28,201
Registration and filing fees	126,150
Reports to shareholders	66,987
Professional services fees	39,953
Other	19,105
Total expenses	3,395,756
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,129,154)
Net expenses	2,266,602
Net investment income	21,139,646

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares
Net realized gain (loss) on sales of affiliated underlying fund shares	(4,205,102)
Net realized gain from distributions of affiliated underlying fund shares	4,051,305
Net realized gain (loss) from affiliated underlying fund shares	(153,797)
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(46,955,269)
Net gain (loss) from affiliated underlying funds	(47,109,066)
Net increase (decrease) in net assets resulting from operations	$(25,969,420)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$21,139,646	$18,640,985
Net realized gain (loss)	(153,797)	4,600,434
Change in net unrealized appreciation (depreciation)	(46,955,269)	20,374,156
Net increase (decrease) in net assets resulting from operations	(25,969,420)	43,615,575

Distributions to shareholders from distributable earnings(1):
Class A	(13,454,513)	(13,007,437)
Class B	(1,783)	(37,575)
Class C	(3,868,695)	(3,631,941)
Class R	(316,508)	(181,591)
Class Y	(2,482,157)	(2,204,811)
Class R5	(80,579)	(60,821)
Class R6	(3,649)	(273)
Total distributions from distributable earnings	(20,207,884)	(19,124,449)

Share transactions–net:
Class A	(38,364,980)	3,551,272
Class B	(868,342)	(1,241,085)
Class C	(26,119,082)	16,085,365
Class R	2,329,535	1,690,792
Class Y	(14,658,553)	39,613,011
Class R5	(133,061)	1,222,860
Class R6	142,007	10,000
Net increase (decrease) in net assets resulting from share transactions	(77,672,476)	60,932,215
Net increase (decrease) in net assets	(123,849,780)	85,423,341

Net assets:
Beginning of year	625,725,664	540,302,323
End of year	$501,875,884	$625,725,664

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, growth of capital.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their

17                         Invesco Income Allocation Fund

conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

18                         Invesco Income Allocation Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.25%, 1.00%, 0.50%, 0.00%, 0.00% and 0.00%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 1.00% of average daily net assets. In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine

19                         Invesco Income Allocation Fund

items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended December 31, 2018, the Adviser waived advisory fees of $445,562 and reimbursed class level expenses of $434,436, $78, $157,299, $10,864, $76,011, $2,029 and $57 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $103,664 in front-end sales commissions from the sale of Class A shares and $11,512 and $11,955 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,818.

20                         Invesco Income Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$20,207,884	$19,124,449

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$3,023,615
Net unrealized appreciation (depreciation) — investments	(12,968,515)
Temporary book/tax differences	(47,828)
Capital loss carryforward	(224,456)
Shares of beneficial interest	512,093,068
Total net assets	$501,875,884

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$224,456	$—	$224,456

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

21                         Invesco Income Allocation Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $114,874,004 and $185,881,217, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$11,731,269
Aggregate unrealized (depreciation) of investments	(24,699,784)
Net unrealized appreciation (depreciation) of investments	$(12,968,515)

Cost of investments for tax purposes is $514,861,674.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from underlying funds, on December 31, 2018, undistributed net investment income was increased by $64,509 and undistributed net realized gain (loss) was decreased by $64,509. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	5,126,386	$57,935,823	8,390,016	$96,473,649
Class B(b)	51	597	7,104	82,694
Class C	1,856,781	21,078,153	4,718,408	54,441,894
Class R	453,989	5,148,004	420,538	4,868,670
Class Y	2,301,691	25,833,499	5,475,552	62,899,823
Class R5	17,136	194,096	124,566	1,432,150
Class R6(c)	12,281	138,757	876	10,000

Issued as reinvestment of dividends:
Class A	1,040,434	11,706,748	995,848	11,454,241
Class B(b)	140	1,639	2,916	33,511
Class C	288,956	3,255,835	269,302	3,102,196
Class R	28,139	316,327	15,779	181,591
Class Y	154,019	1,734,143	139,205	1,604,550
Class R5	7,118	80,066	5,229	60,338
Class R6	292	3,250	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	66,673	785,413	99,233	1,141,784
Class B	(66,560)	(785,413)	(99,044)	(1,141,784)

Reacquired:
Class A	(9,642,789)	(108,792,964)	(9,179,305)	(105,518,402)
Class B(b)	(7,231)	(85,165)	(18,734)	(215,506)
Class C	(4,463,243)	(50,453,070)	(3,592,624)	(41,458,725)
Class R	(277,314)	(3,134,796)	(289,754)	(3,359,469)
Class Y	(3,734,559)	(42,226,195)	(2,162,362)	(24,891,362)
Class R5	(36,393)	(407,223)	(23,401)	(269,628)
Net increase (decrease) in share activity	(6,874,003)	$(77,672,476)	5,299,348	$60,932,215

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22                         Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net Investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$11.70	$0.44	$(0.96)	$(0.52)	$(0.42)	$—	$(0.42)	$10.76	(4.53)%	$323,945	0.25	%(e)	0.45	%(e)	3.86	%(e)	20%
Year ended 12/31/17	11.21	0.38	0.50	0.88	(0.39)	—	(0.39)	11.70	7.99	391,850	0.25		0.46		3.32		8
Year ended 12/31/16	10.66	0.40	0.56	0.96	(0.36)	(0.05)	(0.41)	11.21	9.15	372,141	0.25		0.46		3.64		38
Year ended 12/31/15	11.18	0.37	(0.48)	(0.11)	(0.40)	(0.01)	(0.41)	10.66	(1.08)	282,690	0.25		0.48		3.37		1
Year ended 12/31/14	10.69	0.38	0.51	0.89	(0.40)	—	(0.40)	11.18	8.44	199,834	0.25		0.52		3.42		4
Class B
Year ended 12/31/18(f)	11.72	0.03	0.07	0.10	(0.02)	—	(0.02)	11.80	0.89	—	1.00	(e)(g)	1.20	(e)(g)	3.11	(e)(g)	20
Year ended 12/31/17	11.23	0.30	0.50	0.80	(0.31)	—	(0.31)	11.72	7.18	863	1.00		1.21		2.57		8
Year ended 12/31/16	10.68	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.23	8.32	2,037	1.00		1.21		2.89		38
Year ended 12/31/15	11.19	0.29	(0.48)	(0.19)	(0.31)	(0.01)	(0.32)	10.68	(1.72)	2,903	1.00		1.23		2.62		1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	4,357	1.00		1.27		2.67		4
Class C
Year ended 12/31/18	11.71	0.35	(0.94)	(0.59)	(0.34)	—	(0.34)	10.78	(5.15)	110,370	1.00	(e)	1.20	(e)	3.11	(e)	20
Year ended 12/31/17	11.22	0.30	0.50	0.80	(0.31)	—	(0.31)	11.71	7.18	147,051	1.00		1.21		2.57		8
Year ended 12/31/16	10.67	0.32	0.56	0.88	(0.28)	(0.05)	(0.33)	11.22	8.33	125,281	1.00		1.21		2.89		38
Year ended 12/31/15	11.19	0.29	(0.49)	(0.20)	(0.31)	(0.01)	(0.32)	10.67	(1.81)	101,367	1.00		1.23		2.62		1
Year ended 12/31/14	10.70	0.30	0.51	0.81	(0.32)	—	(0.32)	11.19	7.63	68,771	1.00		1.27		2.67		4
Class R
Year ended 12/31/18	11.70	0.40	(0.94)	(0.54)	(0.39)	—	(0.39)	10.77	(4.68)	8,601	0.50	(e)	0.70	(e)	3.61	(e)	20
Year ended 12/31/17	11.22	0.35	0.49	0.84	(0.36)	—	(0.36)	11.70	7.63	6,949	0.50		0.71		3.07		8
Year ended 12/31/16	10.67	0.37	0.56	0.93	(0.33)	(0.05)	(0.38)	11.22	8.87	5,016	0.50		0.71		3.39		38
Year ended 12/31/15	11.19	0.35	(0.49)	(0.14)	(0.37)	(0.01)	(0.38)	10.67	(1.32)	3,058	0.50		0.73		3.12		1
Year ended 12/31/14	10.69	0.35	0.52	0.87	(0.37)	—	(0.37)	11.19	8.26	3,073	0.50		0.77		3.17		4
Class Y
Year ended 12/31/18	11.70	0.47	(0.96)	(0.49)	(0.45)	—	(0.45)	10.76	(4.29)	57,009	0.00	(e)	0.20	(e)	4.11	(e)	20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	—	(0.42)	11.70	8.26	76,898	0.00		0.21		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	35,002	0.00		0.21		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	14,578	0.00		0.23		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	14,031	0.00		0.27		3.67		4
Class R5
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	—	(0.45)	10.77	(4.20)	1,807	0.00	(e)	0.18	(e)	4.11	(e)	20
Year ended 12/31/17	11.21	0.41	0.50	0.91	(0.42)	—	(0.42)	11.70	8.26	2,105	0.00		0.20		3.57		8
Year ended 12/31/16	10.66	0.43	0.56	0.99	(0.39)	(0.05)	(0.44)	11.21	9.42	825	0.00		0.18		3.89		38
Year ended 12/31/15	11.18	0.40	(0.49)	(0.09)	(0.42)	(0.01)	(0.43)	10.66	(0.83)	850	0.00		0.20		3.62		1
Year ended 12/31/14	10.69	0.41	0.51	0.92	(0.43)	—	(0.43)	11.18	8.71	882	0.00		0.23		3.67		4
Class R6
Year ended 12/31/18	11.70	0.47	(0.95)	(0.48)	(0.45)	—	(0.45)	10.77	(4.20)	145	0.00	(e)	0.15	(e)	4.11	(e)	20
Year ended 12/31/17(h)	11.42	0.31	0.28	0.59	(0.31)	—	(0.31)	11.70	5.25	10	0.00	(g)	0.17	(g)	3.57	(g)	8

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.56%, 0.54%, 0.58%, 0.62%, and 0.62% for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $362,756, $857, $131,345, $9,072, $63,469, $2,029 and $84 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date of April 4, 2017.

23                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Income Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$975.30	$1.24	$1,023.95	$1.28	0.25%
C	1,000.00	971.70	4.97	1,020.16	5.09	1.00
R	1,000.00	974.10	2.49	1,022.68	2.55	0.50
Y	1,000.00	976.60	0.00	1,025.21	0.00	0.00
R5	1,000.00	976.50	0.00	1,025.21	0.00	0.00
R6	1,000.00	976.50	0.00	1,025.21	0.00	0.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	24.13%
Corporate Dividends Received Deduction*	17.40%
U.S. Treasury Obligations*	2.49%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Income Allocation Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	INCAL-AR-1	02202019	1457

Annual Report to Shareholders	December 31, 2018

Invesco International Allocation Fund
Nasdaq:
A: AINAX ∎ C: INACX ∎ R: RINAX ∎ Y: AINYX ∎ R5: INAIX ∎ R6: INASX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most

US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco International Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco International Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific benchmark, the MSCI All Country World ex-U.S. Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.30%
Class C Shares	-16.96
Class R Shares	-16.57
Class Y Shares	-16.19
Class R5 Shares	-16.00
Class R6 Shares	-15.91
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	-14.20
Lipper International Multi-Cap Core Funds Index∎ (Peer Group Index)	14.31
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

    Significant market and currency volatility continued during the second quarter of 2018. While the US market generally performed well in the second quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets for the year.

    After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US and China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Amid the volatile market environment, all of the Fund’s underlying holdings posted negative returns and detracted

Portfolio Composition**
Asset Class*	% of Total Investments As of 12/31/2018

Developed Markets	85.0%
Emerging Markets	15.0

*	Excluding money market funds
**	Based on Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$117.4 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

from the Fund’s absolute performance during the year. Although emerging markets underperformed developed markets during the year, underlying holdings with predominate emerging markets exposure generally outperformed those in developed markets within the Fund.

    From an individual holdings perspective, Invesco International Select Equity Fund (formerly known as Invesco International Companies Fund) was the largest detractor from the Fund’s performance relative to the broad market/style-specific benchmark. The underlying fund’s underperformance was primarily driven by its exposure to the communication services, consumer staples and information technology (IT) sectors. Invesco International Core Equity Fund was also a significant detractor from the Fund’s relative performance during the year. Exposure to the financials, industrials and IT sectors drove much of this underlying fund’s underperformance during the year. Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF was a notable detractor from the Fund’s relative performance, as well. The ETF underperformed the broader equities market during the year as large-cap stocks generally outperformed small- and mid-cap stocks in most markets around the globe.

    Although there were no contributors to the Fund’s absolute returns during the year, Invesco S&P International Developed Low Volatility ETF contributed to the Fund’s performance relative to the broad market/style-specific index. The ETF’s low volatility strategy was beneficial during the year as it generally outperformed broader international developed equities. Invesco FTSE RAFI Emerging Markets ETF also contributed to the Fund’s relative performance as the underlying fund outperformed its style-specific benchmark for the year.

    We welcome new investors who joined the Fund during the year, and we thank you for your continued commitment to Invesco International Allocation Fund.

1 Source: US Federal Reserve

4	Invesco International Allocation Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global

Solutions Development and Implementation Team, is manager of Invesco International Allocation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco International Allocation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

5	Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1  Source: Lipper Inc.

2  Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	2.72%
10 Years	5.44
5 Years	-1.40
1 Year	-20.90

Class C Shares
Inception (10/31/05)	2.39%
10 Years	5.25
5 Years	-1.04
1 Year	-17.79

Class R Shares
Inception (10/31/05)	2.91%
10 Years	5.78
5 Years	-0.55
1 Year	-16.57

Class Y Shares
Inception (10/3/08)	3.89%
10 Years	6.29
5 Years	-0.05
1 Year	-16.19

Class R5 Shares
Inception (10/31/05)	3.52%
10 Years	6.43
5 Years	0.13
1 Year	-16.00

Class R6 Shares
10 Years	6.14%
5 Years	-0.10
1 Year	-15.91

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 1.70%, 1.20%, 1.03% and 0.94%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.73%.

7	Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎

Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
information or have less control than if it invested directly in the foreign issuer.
∎

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎

Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed

8	Invesco International Allocation Fund

markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎

Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

∎

Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎

Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.

∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.

∎

Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

∎

Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.

∎

Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect an underlying fund’s investments.

∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s

9	Invesco International Allocation Fund

judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.

∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	Non-correlation risk. The return of an underlying fund’s preferred equity segment may not match the return of the underlying index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the index. In addition, the performance of the preferred equity segment and the underlying index may vary due to asset valuation differences and differences between the preferred equity segment and the index resulting from legal restrictions, costs or liquidity constraints.
∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Valuation risk. Financial information related to securities of non-US issuers may be less reliable than information related to securities of US issuers, which may make it difficult to obtain a current price for a non-US security held by an underlying fund. In certain circumstances, market quotations may not be readily available for some underlying fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Underlying fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an underlying fund could sell a portfolio security for the value established for it at any time, and it is possible that an underlying fund would incur a loss because a security is sold at a discount to its established value.

∎	Valuation time risk. An underlying exchange-traded fund may invest in securities of foreign issuers and, because foreign exchanges may be open on days when an underlying fund does not price its shares, the value of the non-US securities in an underlying fund’s portfolio may change on days when investors are not able to purchase or sell an underlying fund’s shares. As a result, trading spreads and the resulting premium or discount on an underlying fund’s shares may widen, and, therefore, increase the difference between the market price of an underlying fund’s shares and the net asset value (“NAV”) of such shares.

About indexes used in this report

∎	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco International Allocation Fund

Schedule of Investments

December 31, 2018

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–99.96%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 12/31/18	Value 12/31/18
Foreign Equity Funds–99.35%
Invesco Developing Markets Fund–Class R6	5.00%	$7,954,496	$965,353	$(1,453,442)	$(1,995,571)	$395,691		$123,999	195,747	$5,866,527
Invesco FTSE RAFI Developed Markets ex-U.S. ETF(b)	16.78%	28,507,296	1,147,918	(5,682,102)	(5,664,959)	1,382,868		713,175	380,612	19,691,021
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF(b)	8.94%	14,180,533	471,838	(1,530,871)	(3,050,723)	418,890		237,658	524,814	10,489,667
Invesco FTSE RAFI Emerging Markets ETF(b)	5.94%	9,608,934	663,851	(2,348,742)	(1,861,720)	914,569		261,335	352,903	6,976,892
Invesco International Core Equity Fund–Class R6	8.92%	15,873,099	1,247,515	(2,793,898)	(4,432,005)	1,301,454		194,904	1,158,948	10,465,303
Invesco International Growth Fund–Class R6	18.05%	28,572,194	2,405,720	(3,796,830)	(7,238,173)	2,909,367		313,527	746,303	21,180,067
Invesco International Select Equity Fund–Class R6(b)	13.90%	19,063,742	5,294,956	(2,959,821)	(5,637,031)	1,540,557		180,706	1,778,851	16,312,067
Invesco International Small Company Fund–Class R6	7.02%	11,160,107	693,832	(1,341,745)	(2,969,404)	831,187		220,517	549,591	8,243,873
Invesco Low Volatility Emerging Markets Fund–Class R6	4.00%	6,392,705	1,236,027	(978,876)	(1,909,969)	581,991		143,258	782,122	4,700,552
Invesco S&P International Developed Low Volatility ETF(b)	10.80%	17,394,848	485,992	(3,400,834)	(2,258,588)	449,332		558,454	424,623	12,670,750
Total Foreign Equity Funds		158,707,954	14,613,002	(26,287,161)	(37,018,143)	10,725,906		2,947,533		116,596,719

Money Market Funds–0.61%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	0.21%	576,845	5,822,434	(6,157,002)	—	—		2,437	242,277	242,277
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	0.15%	412,030	4,158,881	(4,397,896)	(3)	26		1,987	173,021	173,038
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	0.25%	659,252	7,081,756	(7,441,622)	—	—		4,225	299,386	299,386
Total Money Market Funds		1,648,127	17,063,071	(17,996,520)	(3)	26		8,649		714,701
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $122,582,949)	99.96%	$160,356,081	$31,676,073	$(44,283,681)	$(37,018,146)	$10,725,932	(d)	$2,956,182		$117,311,420
OTHER ASSETS LESS LIABILITIES	0.04%									51,329
NET ASSETS	100.00%									$117,362,749

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  International Allocation Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)

Effective June 4, 2018, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares S&P International Development Low Volatility Portfolio were renamed to Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF and Invesco S&P International Development Low Volatility ETF, respectively. Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.

(c)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco International Core Equity Fund	$730,862
Invesco International Growth Fund	1,672,211
Invesco International Select Equity Fund	990,336
Invesco International Small Company Fund	130,104
Invesco Low Volatility Emerging Markets Fund	621,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  International Allocation Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliated underlying funds, at value (Cost $122,582,949)	$117,311,420
Receivable for:
Investments sold — affiliated underlying funds	248,756
Fund shares sold	239,082
Dividends from affiliated underlying funds	596
Investment for trustee deferred compensation and retirement plans	57,430
Other assets	30,037
Total assets	117,887,321

Liabilities:
Payable for:
Amount due to custodian	36,727
Fund shares reacquired	286,067
Accrued fees to affiliates	83,200
Accrued trustees’ and officers’ fees and benefits	4,282
Accrued other operating expenses	49,117
Trustee deferred compensation and retirement plans	65,179
Total liabilities	524,572
Net assets applicable to shares outstanding	$117,362,749

Net assets consist of:
Shares of beneficial interest	$152,473,982
Distributable earnings	(35,111,233)
$117,362,749

Net Assets:
Class A	$81,715,747
Class C	$15,720,981
Class R	$3,538,189
Class Y	$8,434,441
Class R5	$6,711,289
Class R6	$1,242,102

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,118,639
Class C	1,554,505
Class R	350,901
Class Y	842,182
Class R5	668,366
Class R6	123,770
Class A:
Net asset value per share	$10.07
Maximum offering price per share
(Net asset value of $10.07 ÷ 94.50%)	$10.66
Class C:
Net asset value and offering price per share	$10.11
Class R:
Net asset value and offering price per share	$10.08
Class Y:
Net asset value and offering price per share	$10.01
Class R5:
Net asset value and offering price per share	$10.04
Class R6:
Net asset value and offering price per share	$10.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  International Allocation Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends from affiliated underlying funds	$2,956,182

Expenses:
Administrative services fees	50,000
Custodian fees	5,568
Distribution fees:
Class A	242,083
Class B	507
Class C	213,059
Class R	21,858
Transfer agent fees — A, B, C, R and Y	329,397
Transfer agent fees — R5	7,748
Transfer agent fees — R6	189
Trustees’ and officers’ fees and benefits	22,270
Registration and filing fees	97,003
Reports to shareholders	47,986
Professional services fees	52,124
Other	16,178
Total expenses	1,105,970
Less: Expense offset arrangement(s)	(4,480)
Net expenses	1,101,490
Net investment income	1,854,692

Realized and unrealized gain (loss) from investments in affiliated underling fund shares:
Net realized gain on sales of affiliated underlying fund shares	6,581,093
Net realized gain from distributions of affiliated underlying fund shares	4,144,839
10,725,932
Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(37,018,146)
Net gain (loss) of affiliated underlying fund shares	(26,292,214)
Net increase (decrease) in net assets resulting from operations	$(24,437,522)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,854,692	$2,310,668
Net realized gain	10,725,932	13,460,623
Change in net unrealized appreciation (depreciation)	(37,018,146)	17,395,693
Net increase (decrease) in net assets resulting from operations	(24,437,522)	33,166,984

Distributions to shareholders from distributable earnings:(1)
Class A	(1,190,490)	(1,999,235)
Class B	—	(8,413)
Class C	(71,051)	(298,596)
Class R	(39,720)	(82,330)
Class Y	(151,274)	(422,780)
Class R5	(130,690)	(189,748)
Class R6	(25,681)	(304)
Total distributions from distributable earnings	(1,608,906)	(3,001,406)

Share transactions–net:
Class A	(3,173,340)	(18,404,467)
Class B	(682,566)	(721,069)
Class C	(4,913,558)	(2,200,367)
Class R	(455,794)	(451,327)
Class Y	(8,319,304)	9,257,539
Class R5	25,277	488,397
Class R6	1,569,575	10,824
Net increase (decrease) in net assets resulting from share transactions	(15,949,710)	(12,020,470)
Net increase (decrease) in net assets	(41,996,138)	18,145,108

Net assets:
Beginning of year	159,358,887	141,213,779
End of year	$117,362,749	$159,358,887

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) and exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their

15                         Invesco  International Allocation Fund

conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as

16                         Invesco  International Allocation Fund

realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 3.00% of average daily net assets. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

17                         Invesco  International Allocation Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $19,015 in front-end sales commissions from the sale of Class A shares and $423 and $1,346 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco mutual funds pay no distribution fees for Class R6 and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,480.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco  International Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,608,906	$3,001,406

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$931,550
Net unrealized appreciation (depreciation) — investments	(13,036,828)
Temporary book/tax differences	(60,744)
Capital loss carryforward	(22,945,211)
Shares of beneficial interest	152,473,982
Total net assets	$117,362,749

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$22,945,211	$22,945,211

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $14,613,002 and $26,287,161, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,115,888
Aggregate unrealized (depreciation) of investments	(16,152,716)
Net unrealized appreciation (depreciation) of investments	$(13,036,828)

Cost of investments for tax purposes is $130,348,248.

19                         Invesco  International Allocation Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward and affiliated dividends, on December 31, 2018, undistributed net investment income was increased by $180,373, undistributed net realized gain was increased by $9,136,767 and shares of beneficial interest was decreased by $9,317,140. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,166,637	$13,586,360	1,185,449	$13,458,629
Class B(b)	710	9,210	6,219	72,137
Class C	243,481	2,884,456	353,728	4,044,085
Class R	65,202	763,847	144,930	1,694,381
Class Y	325,010	3,768,446	1,547,234	16,760,085
Class R5	87,917	1,008,443	99,361	1,138,487
Class R6(c)	169,526	2,112,680	1,001	10,803

Issued as reinvestment of dividends:
Class A	110,999	1,112,212	165,634	1,989,251
Class B(b)	—	—	698	8,403
Class C	6,181	62,244	24,530	295,346
Class R	3,956	39,720	6,849	82,330
Class Y	11,774	117,392	34,293	410,140
Class R5	13,042	130,292	15,806	189,519
Class R6	2,415	24,132	2	21

Conversion of Class B shares to Class A shares:(d)
Class A	50,891	664,121	55,286	626,761
Class B	(50,852)	(664,121)	(55,359)	(626,761)

Reacquired:
Class A	(1,601,831)	(18,536,033)	(3,113,046)	(34,479,108)
Class B(b)	(2,133)	(27,655)	(15,685)	(174,848)
Class C	(681,120)	(7,860,258)	(583,088)	(6,539,798)
Class R	(109,282)	(1,259,361)	(197,702)	(2,228,038)
Class Y	(1,060,461)	(12,205,142)	(709,464)	(7,912,686)
Class R5	(97,819)	(1,113,458)	(73,793)	(839,609)
Class R6	(49,174)	(567,237)	—	—
Net increase (decrease) in share activity	(1,394,931)	$(15,949,710)	(1,107,117)	$(12,020,470)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco  International Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$12.21	$0.16	$(2.15)	$(1.99)	$(0.15)	$10.07	(16.30)%	$81,716	0.69	%(e)	0.69	%(e)	1.33	%(e)	10%
Year ended 12/31/17	9.97	0.18	2.30	2.48	(0.24)	12.21	24.94	102,479	0.72		0.72		1.61		27
Year ended 12/31/16	9.54	0.15	0.42	0.57	(0.14)	9.97	6.03	100,698	0.70		0.70		1.56		47
Year ended 12/31/15	10.69	0.15	(1.16)	(1.01)	(0.14)	9.54	(9.48)	108,787	0.66		0.66		1.37		9
Year ended 12/31/14	11.07	0.16	(0.36)	(0.20)	(0.18)	10.69	(1.78)	128,452	0.63		0.63		1.46		12
Class B
Year ended 12/31/18 (f)	12.24	0.01	0.81	0.82	—	13.06	6.70	—	1.44	(e)(g)	1.44	(e)(g)	0.58	(e)(g)	10
Year ended 12/31/17	9.99	0.10	2.30	2.40	(0.15)	12.24	24.08	640	1.47		1.47		0.86		27
Year ended 12/31/16	9.56	0.08	0.42	0.50	(0.07)	9.99	5.18	1,163	1.45		1.45		0.81		47
Year ended 12/31/15	10.69	0.07	(1.15)	(1.08)	(0.05)	9.56	(10.08)	2,343	1.41		1.41		0.62		9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	5,276	1.38		1.38		0.71		12
Class C
Year ended 12/31/18	12.23	0.07	(2.14)	(2.07)	(0.05)	10.11	(16.96)	15,721	1.44	(e)	1.44	(e)	0.58	(e)	10
Year ended 12/31/17	9.99	0.10	2.29	2.39	(0.15)	12.23	23.98	24,297	1.47		1.47		0.86		27
Year ended 12/31/16	9.55	0.08	0.43	0.51	(0.07)	9.99	5.29	21,890	1.45		1.45		0.81		47
Year ended 12/31/15	10.69	0.07	(1.16)	(1.09)	(0.05)	9.55	(10.18)	23,659	1.41		1.41		0.62		9
Year ended 12/31/14	11.06	0.08	(0.36)	(0.28)	(0.09)	10.69	(2.52)	27,874	1.38		1.38		0.71		12
Class R
Year ended 12/31/18	12.22	0.13	(2.15)	(2.02)	(0.12)	10.08	(16.57)	3,538	0.94	(e)	0.94	(e)	1.08	(e)	10
Year ended 12/31/17	9.98	0.15	2.30	2.45	(0.21)	12.22	24.61	4,779	0.97		0.97		1.36		27
Year ended 12/31/16	9.55	0.13	0.42	0.55	(0.12)	9.98	5.75	4,361	0.95		0.95		1.31		47
Year ended 12/31/15	10.69	0.12	(1.15)	(1.03)	(0.11)	9.55	(9.65)	5,100	0.91		0.91		1.12		9
Year ended 12/31/14	11.07	0.14	(0.37)	(0.23)	(0.15)	10.69	(2.05)	6,260	0.88		0.88		1.21		12
Class Y
Year ended 12/31/18	12.16	0.18	(2.15)	(1.97)	(0.18)	10.01	(16.19)	8,434	0.44	(e)	0.44	(e)	1.58	(e)	10
Year ended 12/31/17	9.93	0.21	2.29	2.50	(0.27)	12.16	25.25	19,040	0.47		0.47		1.86		27
Year ended 12/31/16	9.50	0.18	0.42	0.60	(0.17)	9.93	6.34	6,889	0.45		0.45		1.81		47
Year ended 12/31/15	10.65	0.17	(1.15)	(0.98)	(0.17)	9.50	(9.25)	7,388	0.41		0.41		1.62		9
Year ended 12/31/14	11.03	0.19	(0.36)	(0.17)	(0.21)	10.65	(1.52)	7,345	0.38		0.38		1.71		12
Class R5
Year ended 12/31/18	12.19	0.20	(2.15)	(1.95)	(0.20)	10.04	(16.00)	6,711	0.30	(e)	0.30	(e)	1.72	(e)	10
Year ended 12/31/17	9.96	0.23	2.29	2.52	(0.29)	12.19	25.38	8,112	0.30		0.30		2.03		27
Year ended 12/31/16	9.53	0.20	0.42	0.62	(0.19)	9.96	6.52	6,212	0.26		0.26		2.00		47
Year ended 12/31/15	10.68	0.19	(1.15)	(0.96)	(0.19)	9.53	(9.04)	5,915	0.24		0.24		1.79		9
Year ended 12/31/14	11.07	0.23	(0.38)	(0.15)	(0.24)	10.68	(1.35)	42	0.17		0.17		1.92		12
Class R6
Year ended 12/31/18	12.19	0.21	(2.15)	(1.94)	(0.21)	10.04	(15.91)	1,242	0.21	(e)	0.21	(e)	1.81	(e)	10
Year ended 12/31/17(h)	10.74	0.19	1.56	1.75	(0.30)	12.19	16.38	12	0.21	(g)	0.21	(g)	2.12	(g)	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.71%, 0.73%, 0.77%, 0.81% and 0.88% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based average daily net assets (000’s omitted) of $96,833, $660, $21,306, $4,372, $14,723, $7,736 and $1,310 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(g)	Annualized.
(h)	Commencement date of April 4, 2017.

21                         Invesco  International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco International Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco  International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$881.80	$3.37	$1,021,63	$3.62	0.71%
C	1,000.00	877.80	6.91	1,017.85	7.43	1.46
R	1,000.00	880.40	4.55	1,020.37	4.89	0.96
Y	1,000.00	882.40	2.18	1,022.89	2.35	0.46
R5	1,000.00	883.50	1.33	1,023.79	1.43	0.28
R6	1,000.00	884.40	0.95	1,024.20	1.02	0.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco  International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco  International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  International Allocation Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526                         Invesco Distributors, Inc.                                                           INTAL-AR-1                                       02192019    0852

Annual Report to Shareholders	December 31, 2018

Invesco Mid Cap Core Equity Fund
Nasdaq:
A: GTAGX ∎ C: GTACX ∎ R: GTARX ∎ Y: GTAYX ∎ R5: GTAVX ∎ R6: GTAFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Mid Cap Core Equity Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

  Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Mid Cap Core Equity Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

expected.[1] In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

During the year, the largest contributor to the Fund’s performance relative to the style-specific benchmark was the Fund’s large weighting to cash. Stock selection in the financials and consumer staples sectors also benefited the Fund’s relative performance. While stock selection in the utilities sector added to the Fund’s relative performance, underweight exposure to the sector produced negative overall results. The largest detractors from the Fund’s relative performance included stock selection in the information technology (IT), energy, consumer discretionary and industrials sectors.

Discount retailer Dollar General was a large contributor for the year. The company grew in market share and the market responded to its improved business model.

Another key individual contributor to the Fund’s relative performance was IT sector holding, Xilinx. During the year, Xilinx won a major order from Microsoft’s cloud platform for “Field Programmable Gate Arrays.” This order was a significant endorsement of Xilinx’s technology and boosted investor confidence in the company’s future growth, which pushed the shares higher.

CommScope was a key detractor from the Fund’s performance relative to its style-specific benchmark for the year. The company’s stock price fell approximately 58% during the year, as the market did not respond well to an acquisition the company announced during the fourth quarter.

Concho Resources and Core Laboratories also detracted from the Fund’s performance versus the style-specific benchmark. Both companies sold off along with

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.97%
Class C Shares	-12.67
Class R Shares	-12.15
Class Y Shares	-11.76
Class R5 Shares	-11.66
Class R6 Shares	-11.57
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell Midcap Index∎ (Style-Specific Index)	-9.06
Lipper Mid-Cap Core Funds Index◆ (Peer Group Index)	-11.49
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than

Portfolio Composition
By sector % of total net assets

Information Technology	17.8%
Industrials	16.0
Financials	10.5
Health Care	8.5
Consumer Discretionary	8.3
Materials	5.4
Consumer Staples	4.2
Energy	4.1
Communication Services	1.8
Utilities	1.7
Money Market Funds Plus Other Assets Less Liabilities	21.7

Top 10 Equity Holdings*
% of total net assets

1. Dollar General Corp.	2.9%
2. Zimmer Biomet Holdings, Inc.	2.2
3. Progressive Corp. (The)	2.1
4. EPAM Systems, Inc.	2.1
5. Agilent Technologies, Inc.	2.0
6. Moody’s Corp.	2.0
7. Jack Henry & Associates, Inc.	2.0
8. Viacom Inc.-Class B	1.8
9. Republic Services, Inc.	1.8
10. Keysight Technologies, Inc.	1.8

Total Net Assets	$887.6 million

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

4	Invesco Mid Cap Core Equity Fund

the energy sector as a whole, as oil prices fell during the year. In our view, company-specific issues were not the catalyst for either company’s downturn.

During the year, industrial manufacturer Colfax detracted from the Fund’s performance relative to its style-specific benchmark. Shares of the company declined mainly due to higher costs that affected profits.

Finally, the Fund’s conservative positioning and allocation to cash benefited the Fund’s relative and absolute returns during the year. We have been quite active in deploying cash during periods of market volatility, and we remain focused on putting these assets back to work.

At the close of the year, the Fund’s largest overweight position relative to the Russell Midcap Index was in the IT sector. The Fund held a slight overweight position to the industrials sector. The largest underweight positions relative to the Russell Midcap Index were in the consumer discretionary, consumer staples, health care, real estate and utilities sectors. The Fund also had a slight underweight position in the communication services sector.

As always, the Fund focuses on companies that provide an attractive return on invested capital, trade at attractive valuations and have high-quality management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

We thank you for your continued investment in Invesco Mid Cap Core Equity Fund.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Co-Chief Investment Officer of
Invesco’s Global Core Equity Team, is lead manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Assisted by Invesco’s Global Core Equity Team

5	Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1 Source: RIMES Technologies Corp.

2 Source: FactSet Research Systems Inc.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Mid Cap Core Equity Fund

Average Annual Total Returns As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	9.49%
10 Years	7.69
5 Years	1.39
1 Year	-16.80

Class C Shares
Inception (5/3/99)	6.84%
10 Years	7.50
5 Years	1.78
1 Year	-13.39

Class R Shares
Inception (6/3/02)	5.79%
10 Years	8.04
5 Years	2.30
1 Year	-12.15

Class Y Shares
Inception (10/3/08)	6.52%
10 Years	8.58
5 Years	2.80
1 Year	-11.76

Class R5 Shares
Inception (3/15/02)	6.28%
10 Years	8.73
5 Years	2.93
1 Year	-11.66

Class R6 Shares
10 Years	8.62%
5 Years	3.02
1 Year	-11.57

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.26%, 2.01%, 1.51%, 1.01%, 0.90% and 0.82%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 0.92% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7	Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the antici-

pated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–78.25%
Apparel, Accessories & Luxury Goods–1.20%
Samsonite International S.A.(b)(c)	3,767,700	$10,636,488

Application Software–1.28%
Synopsys, Inc.(c)	134,569	11,336,093

Asset Management & Custody Banks–1.59%
St. James’s Place PLC (United Kingdom)	1,177,630	14,109,723

Biotechnology–1.38%
BioMarin Pharmaceutical Inc.(c)	143,644	12,231,287

Building Products–0.63%
Allegion PLC	69,668	5,553,236

Commodity Chemicals–2.15%
Orion Engineered Carbons S.A. (Luxembourg)	176,294	4,456,713
Valvoline, Inc.	758,029	14,667,861
		19,124,574

Communications Equipment–2.63%
CommScope Holding Co., Inc.(c)	557,659	9,140,031
Motorola Solutions, Inc.	123,251	14,178,795
		23,318,826

Data Processing & Outsourced Services–2.52%
Jack Henry & Associates, Inc.	141,659	17,922,697
PagSeguro Digital Ltd.–Class A (Brazil)(c)	235,218	4,405,633
		22,328,330

Department Stores–1.08%
Nordstrom, Inc.	205,183	9,563,580

Electronic Components–1.12%
Amphenol Corp.–Class A	123,018	9,966,918

Electronic Equipment & Instruments–1.78%
Keysight Technologies, Inc.(c)	254,502	15,799,484

Electronic Manufacturing Services–0.56%
IPG Photonics Corp.(c)	43,853	4,968,106

Environmental & Facilities Services–2.70%
Republic Services, Inc.	221,725	15,984,155
Tetra Tech, Inc.	154,858	8,016,999
		24,001,154

Financial Exchanges & Data–2.04%
Moody’s Corp.	129,153	18,086,586

General Merchandise Stores–2.86%
Dollar General Corp.	234,843	25,381,831

Health Care Equipment–5.09%
Hill-Rom Holdings, Inc.	121,127	10,725,796
Wright Medical Group N.V.(c)	547,213	14,895,138

	Shares	Value
Health Care Equipment–(continued)
Zimmer Biomet Holdings, Inc.	188,822	$19,584,618
		45,205,552

Homebuilding–1.65%
D.R. Horton, Inc.	423,279	14,670,850

Industrial Machinery–9.67%
Altra Industrial Motion Corp.	65,568	1,649,035
Colfax Corp.(c)	244,519	5,110,447
Crane Co.	69,425	5,011,097
Fortive Corp.	127,035	8,595,188
Gates Industrial Corp. PLC(c)	328,665	4,351,525
Ingersoll-Rand PLC	120,832	11,023,503
ITT Inc.	300,537	14,506,921
Lincoln Electric Holdings, Inc.	62,011	4,889,567
Nordson Corp.	61,896	7,387,288
Parker-Hannifin Corp.	63,753	9,508,122
Stanley Black & Decker Inc.	77,145	9,237,342
Timken Co. (The)	122,802	4,582,971
		85,853,006

Internet & Direct Marketing Retail–0.81%
Just Eat PLC (United Kingdom)(c)	960,682	7,185,278

IT Consulting & Other Services–2.05%
EPAM Systems, Inc.(c)	156,667	18,174,939

Life & Health Insurance–1.42%
Torchmark Corp.	169,256	12,614,650

Life Sciences Tools & Services–2.04%
Agilent Technologies, Inc.	269,015	18,147,752

Marine–0.98%
Kirby Corp.(c)	128,789	8,675,227

Movies & Entertainment–1.81%
Viacom Inc.–Class B	626,429	16,099,225

Multi-Utilities–1.72%
CMS Energy Corp.	307,430	15,263,900

Office Services & Supplies–0.91%
Societe BIC S.A. (France)	79,044	8,052,595

Oil & Gas Equipment & Services–1.82%
Apergy Corp.(c)	114,890	3,111,221
Cactus, Inc.–Class A(c)	158,285	4,338,592
Core Laboratories N.V.	145,678	8,691,150
		16,140,963

Oil & Gas Exploration & Production–2.33%
Concho Resources Inc.(c)	140,951	14,488,353
Seven Generations Energy Ltd.–Class A (Canada)(c)	755,423	6,164,234
		20,652,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Packaged Foods & Meats–4.17%
JM Smucker Co. (The)	99,833	$9,333,387
Kellogg Co.	154,990	8,835,980
McCormick & Co., Inc.	93,651	13,039,965
Nomad Foods Ltd. (United Kingdom)(c)	348,083	5,819,948
		37,029,280

Paper Packaging–0.93%
Packaging Corp. of America	98,442	8,215,969

Property & Casualty Insurance–3.38%
Arch Capital Group Ltd.(c)	426,729	11,402,199
Progressive Corp. (The)	309,067	18,646,012
		30,048,211

Railroads–1.11%
Genesee & Wyoming Inc.–Class A(c)	133,622	9,890,700

Regional Banks–2.01%
Comerica Inc.	117,710	8,085,500
First Republic Bank	112,774	9,800,061
		17,885,561

Semiconductor Equipment–2.07%
KLA-Tencor Corp.	111,619	9,988,784
Teradyne, Inc.	267,157	8,383,387
		18,372,171

Semiconductors–3.76%
Analog Devices, Inc.	123,108	10,566,360
Microchip Technology Inc.	126,005	9,062,279
Xilinx, Inc.	161,045	13,716,203
		33,344,842

	Shares	Value
Specialty Chemicals–1.24%
International Flavors & Fragrances Inc.	81,753	$10,976,975

Specialty Stores–0.72%
Ulta Beauty, Inc.(c)	26,287	6,436,109

Steel–1.04%
Reliance Steel & Aluminum Co.	73,802	5,252,488
Steel Dynamics, Inc.	132,820	3,989,913
		9,242,401
Total Common Stocks (Cost $582,243,081)		694,584,959

Money Market Funds–22.30%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(d)	67,039,335	67,039,335
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	47,876,498	47,881,286
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	83,005,244	83,005,244
Total Money Market Funds (Cost $197,928,197)		197,925,865
TOTAL INVESTMENTS IN SECURITIES–100.55% (Cost $780,171,278)		892,510,824
OTHER ASSETS LESS LIABILITIES–(0.55)%		(4,871,526)
NET ASSETS–100.00%		$887,639,298

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2018 represents 1.20% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at value (Cost $582,243,081)	$694,584,959
Investments in affiliated money market funds, at value (Cost $197,928,197)	197,925,865
Foreign currencies, at value (Cost $574)	559
Receivable for:
Fund shares sold	616,799
Dividends	1,173,051
Investment for trustee deferred compensation and retirement plans	419,189
Other assets	33,535
Total assets	894,753,957

Liabilities:
Payable for:
Amount due to custodian	2,078,393
Fund shares reacquired	3,787,561
Accrued fees to affiliates	620,959
Accrued trustees’ and officers’ fees and benefits	6,599
Accrued other operating expenses	154,135
Trustee deferred compensation and retirement plans	467,012
Total liabilities	7,114,659
Net assets applicable to shares outstanding	$887,639,298

Net assets consist of:
Shares of beneficial interest	$781,063,550
Distributable earnings	106,575,748
$887,639,298

Net Assets:
Class A	$679,055,944
Class C	$61,018,677
Class R	$41,147,075
Class Y	$55,437,096
Class R5	$19,777,549
Class R6	$31,202,957

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,862,791
Class C	6,595,212
Class R	2,537,255
Class Y	3,190,620
Class R5	1,049,255
Class R6	1,656,434
Class A:
Net asset value per share	$17.03
Maximum offering price per share
(Net asset value of $17.03 ÷ 94.50%	$18.02
Class C:
Net asset value and offering price per share	$9.25
Class R:
Net asset value and offering price per share	$16.22
Class Y:
Net asset value and offering price per share	$17.38
Class R5:
Net asset value and offering price per share	$18.85
Class R6:
Net asset value and offering price per share	$18.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $132,378)	$11,318,900
Dividends from affiliated money market funds	3,958,364
Total investment income	15,277,264

Expenses:
Advisory fees	7,743,108
Administrative services fees	276,418
Custodian fees	33,091
Distribution fees:
Class A	2,062,839
Class B	3,169
Class C	793,357
Class R	253,744
Transfer agent fees — A, B, C, R and Y	2,085,891
Transfer agent fees — R5	23,914
Transfer agent fees — R6	11,211
Trustees’ and officers’ fees and benefits	35,430
Registration and filing fees	123,099
Reports to shareholders	86,082
Professional services fees	62,886
Other	33,214
Total expenses	13,627,453
Less: Fees waived and expense offset arrangement(s)	(273,670)
Net expenses	13,353,783
Net investment income	1,923,481

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	84,805,873
Foreign currencies	2,874
84,808,747
Change in net unrealized appreciation (depreciation) of:
Investment securities	(212,461,898)
Foreign currencies	(371)
(212,462,269)
Net realized and unrealized gain (loss)	(127,653,522)
Net increase (decrease) in net assets resulting from operations	$(125,730,041)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,923,481	$253,786
Net realized gain	84,808,747	162,008,206
Change in net unrealized appreciation (depreciation)	(212,462,269)	10,134,461
Net increase (decrease) in net assets resulting from operations	(125,730,041)	172,396,453

Distributions to shareholders from distributable earnings(1):
Class A	(72,037,692)	(115,256,519)
Class B	—	(926,738)
Class C	(10,903,881)	(18,410,425)
Class R	(4,468,962)	(7,704,166)
Class Y	(6,402,820)	(11,280,053)
Class R5	(2,027,491)	(3,230,893)
Class R6	(3,250,821)	(3,997,938)
Total distributions from distributable earnings	(99,091,667)	(160,806,732)

Share transactions–net:
Class A	(47,035,181)	(35,154,112)
Class B	(4,574,211)	(5,885,416)
Class C	(10,533,108)	(11,744,459)
Class R	(6,087,073)	(7,670,663)
Class Y	(15,359,274)	(14,292,428)
Class R5	(2,915,113)	(20,196,934)
Class R6	3,872,402	32,512,972
Net increase (decrease) in net assets resulting from share transactions	(82,631,558)	(62,431,040)
Net increase (decrease) in net assets	(307,453,266)	(50,841,319)

Net assets:
Beginning of year	1,195,092,564	1,245,933,883
End of year	$887,639,298	$1,195,092,564

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended December 31, 2017, distributions from net investment income were $1,223,553, $81,786,$119,748,$34,298 and $42,442 and distributions from net realized gains were $114,032,966,$926,738,$18,410,425,$7,622,380,$11,160,305,$3,196,595 and $3,955,496 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a

13                         Invesco Mid Cap Core Equity Fund

CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

14                         Invesco Mid Cap Core Equity Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Mid Cap Core Equity Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $256,391.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $99,392 in front-

16                         Invesco Mid Cap Core Equity Fund

end sales commissions from the sale of Class A shares and $3,766 and $1,656 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$661,786,153	$32,798,806	$—	$694,584,959
Money Market Funds	197,925,865	—	—	197,925,865
Total Investments	$859,712,018	$32,798,806	$—	$892,510,824

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,279.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Mid Cap Core Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$2,465,504	$1,501,827
Long-term capital gain	96,626,163	159,304,905
Total distributions	$99,091,667	$160,806,732

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$314,674
Net unrealized appreciation — investments	111,806,227
Net unrealized appreciation (depreciation) — foreign currencies	(268)
Temporary book/tax differences	(444,313)
Post-October deferrals	(5,100,572)
Shares of beneficial interest	781,063,550
Total net assets	$887,639,298

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $252,291,027 and $369,503,074, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$188,148,229
Aggregate unrealized (depreciation) of investments	(76,342,002)
Net unrealized appreciation of investments	$111,806,227

Cost of investments for tax purposes is $780,704,597.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2018, undistributed net investment income was decreased by $84,621 and undistributed net realized gain (loss) was increased by $84,621. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,776,151	$58,100,910	3,891,991	$88,828,526
Class B(b)	687	9,144	11,628	168,564
Class C	559,959	6,743,716	536,171	7,821,457
Class R	353,504	7,134,916	513,244	11,237,144
Class Y	706,199	15,224,324	3,388,163	77,555,215
Class R5	188,007	4,446,768	169,341	4,163,257
Class R6	496,113	11,575,712	1,310,605	33,411,207

Issued as reinvestment of dividends:
Class A	3,970,828	69,370,371	5,261,271	111,696,789
Class B(b)	—	—	71,240	901,191
Class C	1,107,705	10,512,119	1,421,159	17,892,430
Class R	267,884	4,454,916	378,191	7,696,196
Class Y	325,310	5,797,020	461,178	9,984,512
Class R5	104,735	2,024,516	138,269	3,227,205
Class R6	164,257	3,173,452	167,493	3,912,634

Conversion of Class B shares to Class A shares:(c)
Class A	192,106	4,324,307	231,673	5,297,873
Class B	(322,724)	(4,324,307)	(359,105)	(5,297,873)

Reacquired:
Class A	(8,591,549)	(178,830,769)	(10,595,929)	(240,977,300)
Class B(b)	(19,438)	(259,048)	(112,507)	(1,657,298)
Class C	(2,264,278)	(27,788,943)	(2,552,604)	(37,458,346)
Class R	(872,798)	(17,676,905)	(1,214,987)	(26,604,003)
Class Y	(1,730,063)	(36,380,618)	(4,331,339)	(101,832,155)
Class R5	(398,824)	(9,386,397)	(1,100,188)	(27,587,396)
Class R6	(470,612)	(10,876,762)	(190,626)	(4,810,869)
Net increase (decrease) in share activity	(3,456,841)	$(82,631,558)	(2,505,668)	$(62,431,040)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

19                         Invesco Mid Cap Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/18	$21.53	$0.04	$(2.57)	$(2.53)	$(0.02)	$(1.95)	$(1.97)	$17.03	(11.97)%	$679,056	1.20	%(d)	1.22	%(d)	0.20	%(d)	29%
Year ended 12/31/17	21.48	0.01	3.17	3.18	(0.03)	(3.10)	(3.13)	21.53	15.04	893,886	1.23		1.25		0.06		45
Year ended 12/31/16	21.14	0.08	2.48	2.56	(0.07)	(2.15)	(2.22)	21.48	12.00	917,863	1.22		1.24		0.35		20
Year ended 12/31/15	23.52	(0.01)	(1.01)	(1.02)	(0.01)	(1.35)	(1.36)	21.14	(4.33)	935,951	1.19		1.21		(0.02)		54
Year ended 12/31/14	25.20	0.04	1.01	1.05	(0.00)	(2.73)	(2.73)	23.52	4.51	1,155,635	1.17		1.19		0.17		35
Class B
Year ended 12/31/18(e)	12.83	(0.01)	0.58	0.57	—	—	—	13.40	4.44	—	1.95	(d)(f)	1.97	(d)(f)	(0.55	)(d)(f)	29
Year ended 12/31/17	13.99	(0.10)	2.04	1.94	—	(3.10)	(3.10)	12.83	14.21	4,380	1.98		2.00		(0.69)		45
Year ended 12/31/16	14.50	(0.06)	1.70	1.64	—	(2.15)	(2.15)	13.99	11.18	10,216	1.97		1.99		(0.40)		20
Year ended 12/31/15	16.70	(0.13)	(0.72)	(0.85)	—	(1.35)	(1.35)	14.50	(5.08)	16,074	1.94		1.96		(0.77)		54
Year ended 12/31/14	18.81	(0.11)	0.73	0.62	—	(2.73)	(2.73)	16.70	3.74	25,115	1.92		1.94		(0.58)		35
Class C
Year ended 12/31/18	12.76	(0.07)	(1.49)	(1.56)	—	(1.95)	(1.95)	9.25	(12.60)	61,019	1.95	(d)	1.97	(d)	(0.55	)(d)	29
Year ended 12/31/17	13.93	(0.10)	2.03	1.93	—	(3.10)	(3.10)	12.76	14.18	91,794	1.98		2.00		(0.69)		45
Year ended 12/31/16	14.45	(0.06)	1.69	1.63	—	(2.15)	(2.15)	13.93	11.15	108,508	1.97		1.99		(0.40)		20
Year ended 12/31/15	16.64	(0.13)	(0.71)	(0.84)	—	(1.35)	(1.35)	14.45	(5.04)	124,748	1.94		1.96		(0.77)		54
Year ended 12/31/14	18.76	(0.11)	0.72	0.61	—	(2.73)	(2.73)	16.64	3.69	180,461	1.92		1.94		(0.58)		35
Class R
Year ended 12/31/18	20.63	(0.01)	(2.45)	(2.46)	—	(1.95)	(1.95)	16.22	(12.15)	41,147	1.45	(d)	1.47	(d)	(0.05	)(d)	29
Year ended 12/31/17	20.75	(0.04)	3.05	3.01	(0.03)	(3.10)	(3.13)	20.63	14.75	57,532	1.48		1.50		(0.19)		45
Year ended 12/31/16	20.48	0.02	2.41	2.43	(0.01)	(2.15)	(2.16)	20.75	11.75	64,577	1.47		1.49		0.10		20
Year ended 12/31/15	22.88	(0.06)	(0.99)	(1.05)	—	(1.35)	(1.35)	20.48	(4.58)	76,246	1.44		1.46		(0.27)		54
Year ended 12/31/14	24.65	(0.02)	0.98	0.96	—	(2.73)	(2.73)	22.88	4.24	99,552	1.42		1.44		(0.08)		35
Class Y
Year ended 12/31/18	21.96	0.10	(2.62)	(2.52)	(0.11)	(1.95)	(2.06)	17.38	(11.71)	55,437	0.95	(d)	0.97	(d)	0.45	(d)	29
Year ended 12/31/17	21.80	0.07	3.22	3.29	(0.03)	(3.10)	(3.13)	21.96	15.33	85,402	0.98		1.00		0.31		45
Year ended 12/31/16	21.42	0.13	2.53	2.66	(0.13)	(2.15)	(2.28)	21.80	12.31	95,292	0.97		0.99		0.60		20
Year ended 12/31/15	23.76	0.05	(1.03)	(0.98)	(0.01)	(1.35)	(1.36)	21.42	(4.12)	743,988	0.94		0.96		0.23		54
Year ended 12/31/14	25.44	0.11	1.01	1.12	(0.07)	(2.73)	(2.80)	23.76	4.76	808,895	0.92		0.94		0.42		35
Class R5
Year ended 12/31/18	23.67	0.13	(2.83)	(2.70)	(0.17)	(1.95)	(2.12)	18.85	(11.62)	19,778	0.85	(d)	0.87	(d)	0.55	(d)	29
Year ended 12/31/17	23.26	0.10	3.44	3.54	(0.03)	(3.10)	(3.13)	23.67	15.44	27,351	0.87		0.89		0.42		45
Year ended 12/31/16	22.76	0.17	2.68	2.85	(0.20)	(2.15)	(2.35)	23.26	12.42	45,310	0.84		0.86		0.73		20
Year ended 12/31/15	25.11	0.09	(1.08)	(0.99)	(0.01)	(1.35)	(1.36)	22.76	(3.94)	46,584	0.81		0.83		0.36		54
Year ended 12/31/14	26.73	0.15	1.07	1.22	(0.11)	(2.73)	(2.84)	25.11	4.88	146,211	0.81		0.83		0.53		35
Class R6
Year ended 12/31/18	23.69	0.14	(2.83)	(2.69)	(0.21)	(1.95)	(2.16)	18.84	(11.57)	31,203	0.78	(d)	0.80	(d)	0.62	(d)	29
Year ended 12/31/17	23.26	0.12	3.44	3.56	(0.03)	(3.10)	(3.13)	23.69	15.52	34,746	0.79		0.81		0.50		45
Year ended 12/31/16	22.81	0.19	2.69	2.88	(0.28)	(2.15)	(2.43)	23.26	12.51	4,168	0.76		0.78		0.81		20
Year ended 12/31/15	25.14	0.11	(1.08)	(0.97)	(0.01)	(1.35)	(1.36)	22.81	(3.85)	3,260	0.72		0.74		0.45		54
Year ended 12/31/14	26.76	0.17	1.07	1.24	(0.13)	(2.73)	(2.86)	25.14	4.97	3,650	0.72		0.74		0.62		35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $825,133, $4,459, $79,336, $50,749, $76,343, $23,889 and $35,805 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(f)	Annualized.

20                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Mid Cap Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$908.60	$5.82	$1,019.11	$6.16	1.21%
C	1,000.00	905.20	9.41	1,015.32	9.96	1.96
R	1,000.00	908.00	7.02	1,017.85	7.43	1.46
Y	1,000.00	909.70	4.62	1,020.37	4.89	0.96
R5	1,000.00	910.30	4.14	1,020.87	4.38	0.86
R6	1,000.00	910.90	3.81	1,021.22	4.02	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$96,626,163
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$774,296

23                         Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Core Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	MCCE-AR-1	02222019	0844

Annual Report to Shareholders	December 31, 2018

Invesco Multi-Asset Inflation Fund
Nasdaq:
A: MIZAX ∎ C: MIZCX ∎ R: MIZRX ∎ Y: MIZYX ∎ R5: MIZFX ∎ R6: MIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Multi-Asset Inflation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Multi-Asset Inflation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Multi-Asset Inflation Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.32%
Class C Shares	-8.96
Class R Shares	-8.60
Class Y Shares	-8.12
Class R5 Shares	-8.11
Class R6 Shares	-8.11
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index▼ (Broad Market Index)	1.82
U.S. Consumer Price Index∎ (Style-Specific Index)	1.91
Lipper Flexible Portfolio Funds Index♦ (Peer Group Index)	-6.10
Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

The Fund seeks to protect the purchasing power of investors from inflation through exposure to a broad spectrum of

Portfolio Composition*
By fund type, based on total investments
Equity Funds	48.0%
Fixed Income Funds	34.4
Alternative Funds	17.1
Money Market Funds	0.5

Total Net Assets	$1.3 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

asset classes by investing in underlying mutual funds and exchange-traded funds. During the year, US inflation remained subdued even as unemployment continued its multiyear decline and the economy continued to expand. In the 12 months through December 2018, the U.S. Consumer Price Index increased 1.91%.2

    From an asset class perspective, the largest detractors from the Fund’s absolute performance during the year were US equities and commodities. From an individual holdings perspective, most of the Fund’s underlying holdings posted negative returns for the year, detracting from the Fund’s performance. Within US equities, the Fund’s exposure to the energy sector, the worst-performing sector in the S&P 500 Index during the year, was a significant detractor from its performance. Specifically, Energy Select Sector SPDR Fund and Invesco Energy Fund posted double-digit negative returns and were the leading detractors from the Fund’s performance. Invesco Gold & Precious Metals Fund was also a significant detractor among the Fund’s US equity allocation. The Fund’s poor performance during the year was primarily driven by its exposure to diversified metals and mining equities. The Fund’s commodities exposure was a notable detractor from its performance, as well. Invesco DB Oil Fund and Invesco Balanced-Risk Commodity Strategy Fund posted negative returns and detracted from the Fund’s performance during the year. Commodities, as a whole, posted a double-digit negative return during the year, as represented by the Bloomberg Commodity Index, and underperformed the broader equity market. The asset class faced several headwinds due to global trade tensions and a strengthening US dollar.

    On the positive side, iShares U.S. Healthcare ETF aided the Fund’s performance during the year and was the only contributor to the Fund’s absolute performance. The health care sector was the best-performing sector within the S&P 500 Index during the year. The Fund also benefited from the outperformance of government bonds over corporate bonds late in the year.

    More broadly, it is important to emphasize that the Fund is designed to invest in inflation-sensitive asset classes. Under normal market conditions, price pressures are expected to manifest in such inflation-sensitive asset classes,

4	Invesco Multi-Asset Inflation Fund

particularly during periods of economic growth and low unemployment. But, as the Fed has also recognized, inflationary pressure has yet to fully manifest, and the returns of those asset classes have trailed the broader equity market, as represented by the S&P 500 Index.

Please note that some of the Fund’s underlying funds – including, but not limited to, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Emerging Markets Flexible Bond Fund, Invesco DB Oil Fund, Invesco Global Infrastructure Fund and Invesco Global Health Care Fund – may use derivatives, including futures and total return swaps, which may amplify traditional investment risks through the creation of leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

Thank you for investing in Invesco Multi-Asset Inflation Fund.

1  Source: US Federal Reserve

2  Source: Bureau of Labor Statistics

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global
Solutions Development and Implementation Team, is manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions

Development and Implementation Team, is manager of Invesco Multi-Asset Inflation Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Assisted by Invesco’s Global Solutions Development & Implementation Team

5	Invesco Multi-Asset Inflation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/14/14*

1	Source: Lipper Inc.
2	Source: Bloomberg L.P.
3	Source: FactSet Research Systems Inc.

*U.S. Consumer Price Index data are monthly. Performance is from Sept. 30, 2014, the month-end closest to fund inception.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Multi-Asset Inflation Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-3.38%
1 Year	-13.38

Class C Shares
Inception (10/14/14)	-2.80%
1 Year	-9.86

Class R Shares
Inception (10/14/14)	-2.32%
1 Year	-8.60

Class Y Shares
Inception (10/14/14)	-1.81%
1 Year	-8.12

Class R5 Shares
Inception (10/14/14)	-1.81%
1 Year	-8.11

Class R6 Shares
Inception (10/14/14)	-1.81%
1 Year	-8.11

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 19.87%, 20.62%, 20.12%, 19.62%, 19.51% and 19.51%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.70%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

7	Invesco Multi-Asset Inflation Fund

Invesco Multi-Asset Inflation Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎

Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎

Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.

∎

Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.

∎

Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎

Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE

funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

The principal risks of investing in the Fund also include the risks of each underlying fund. These risks include the following:

∎	Alternative minimum tax risk. All or a portion of an underlying fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
∎

Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result, an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the

8	Invesco Multi-Asset Inflation Fund

federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.

∎

Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.

∎

Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.

∎

Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.

∎

Consumer discretionary sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand, changes in consumer preferences and spending, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

∎	Consumer staples sector risk. An underlying fund may concentrate its investments in securities of issuers in the consumer staples sector. Companies engaged in the consumer staples sector are affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector also are affected by changes in government regulation, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
∎

Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

∎

Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other

9	Invesco Multi-Asset Inflation Fund

asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎

Energy sector risk. An underlying fund will concentrate its investments in the securities of issuers engaged primarily in energy-related industries. Changes in worldwide energy prices, exploration and production spending, government regulation, world events, economic conditions, exchange rate, transportation and storage costs and labor relations can affect companies in the energy sector. In addition, these companies are at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism and natural disasters.

∎

Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively-managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund or an underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎

Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

∎

Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying

10	Invesco Multi-Asset Inflation Fund

income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

∎

Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎

Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎

Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.

∎

Gold and precious metals sector risk. An underlying fund will concentrate its investments in the securities of issuers primarily engaged in gold and precious metals-related industries. Fluctuations in the price of gold and precious metals resulting from supply and demand imbalances, increased mining, transportation or storage costs or other market forces will have a significant impact on the profitability of companies in the gold and precious metals sector. The price of gold and precious metals may also be affected by changes in political or economic conditions of countries where gold and precious metals companies are located.

∎

Gold bullion risk. To the extent an underlying fund invests in gold bullion, it will earn no income from such investment. Appreciation in the market price of gold is the sole manner in which an underlying fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

∎

Health care sector risk. An underlying fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.

∎

High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎

Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.

∎

Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and an underlying fund’s or the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

∎

Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s or the Fund’s gross income, even though no cash attributable to such gross income has been received by the underlying fund or the Fund. In such event, the underlying fund or the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund or the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund or the Fund and additional capital gain distributions to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund or the Fund may cause amounts previously distributed to the Fund in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to shareholders. The cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

∎	Infrastructure-related companies risk. An underlying fund will concentrate its

11	Invesco Multi-Asset Inflation Fund

investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

∎

Inverse floating rate obligations risk. The value of inverse floating rate obligations, including tender option bonds, will decrease as interest rates increase. Furthermore, the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate and thus also have a correlation risk. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations have varying degrees of liquidity based on the underlying securities in the TOB Trust. Upon the occurrence of certain adverse events, the TOB Trust may be collapsed and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the inverse floating rate obligation and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying security and the principal amount of the short-term floating rate interests. Additionally, these securities may lose principal. Therefore, inverse floating rate obligations may be more volatile than other fixed income securities. The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment, and the value of, and income earned on, an inverse floating rate obligation that has a higher degree of leverage are more likely to be eliminated entirely under adverse market conditions. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations. The use of short-term floating rate obligations may require the Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets. Recent regulatory changes have prompted changes to the structure of tender option bonds. The Fund’s enhanced role under the revised structure may increase the Fund’s operational and regulatory risk.

∎

Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose an underlying fund to the risks of owning the underlying investments that the other investment company holds.

∎

Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎

Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.

∎	Market risk. The market values of the

Fund’s or an underlying fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund or an underlying fund will rise in value.

∎

Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).

∎

Medium- and lower-grade municipal securities risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, an underlying fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting an underlying fund’s ability to sell such securities at their fair value.

∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
–

Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including

12	Invesco Multi-Asset Inflation Fund

more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.

–

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

–	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Code.

∎

MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.

∎

Money market fund risk. The share price of certain underlying money market funds may fluctuate and the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain an underlying money market fund’s $1.00 share price at any time. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. An underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors.

∎

Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

∎

REIT risk/real estate risk. An underlying fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, an underlying fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

∎

Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.

∎

Securities lending risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all, which may force an underlying fund to sell the collateral and purchase a replacement security in the market at a disadvantageous time. Any cash received as collateral will be invested in an affiliated money market fund and an underlying fund will bear any loss on the investment of cash collateral.

∎

Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited,

13	Invesco Multi-Asset Inflation Fund

if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

∎

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

∎

Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.

∎

Unregistered funds risk. Certain of the underlying funds in which the Fund invests are not registered as investment companies under the 1940 Act. Therefore, the Fund’s investments in an unregistered fund will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies.

∎

US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.

∎

When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.

∎

Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index considered representative of short-term US government debt instruments.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Lipper Flexible Portfolio Funds Index is an unmanaged index considered representative of flexible portfolio funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

14	Invesco Multi-Asset Inflation Fund

Schedule of Investments

December 31, 2018

Invesco Multi-Asset Inflation Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.87%(a)

	% of Net Assets 12/31/18	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–7.79%
Invesco DB Oil Fund(b)(c)	7.79%	$109,488	$82,420	$(74,409)	$(22,121)	$6,305		$1,540	12,005	$101,683

Asset Allocation Funds–9.33%
Invesco Balanced-Risk Commodity Strategy Fund–Class R6	9.33%	133,402	54,868	(47,000)	(15,122)	(4,417)		426	19,380	121,707

Domestic Equity Funds–26.44%
Energy Select Sector SPDR Fund (The)–ETF(d)	5.79%	81,293	52,880	(40,293)	(17,086)	(1,207)		2,636	1,318	75,587
Invesco Energy Fund–Class R5	5.82%	81,354	60,816	(38,615)	(20,228)	(7,379)		2,546	4,146	75,948
iShares U.S. Consumer Goods ETF(d)	7.05%	98,723	54,068	(44,172)	(15,370)	(1,285)		2,800	864	91,964
iShares U.S. Health Care–ETF(d)	7.78%	107,500	54,176	(68,481)	3,228	5,012		2,166	561	101,435
Total Domestic Equity Funds		368,870	221,940	(191,561)	(49,456)	(4,859)		10,148		344,934

Fixed-Income Funds–34.35%
Invesco Emerging Market Flexible Bond Fund–Class R6	2.00%	27,505	12,570	(9,499)	(2,322)	(2,192)		1,385	4,556	26,062
Invesco Floating Rate Fund–Class R6	4.92%	68,517	29,202	(30,314)	(2,418)	(777)		3,571	8,893	64,210
Invesco High Yield Fund–Class R6	4.49%	62,560	25,610	(23,935)	(4,133)	(1,493)		3,803	15,263	58,609
Invesco Income Fund–Class R5(c)	6.21%	87,660	39,852	(41,268)	(3,125)	(2,057)		2,893	9,731	81,062
Invesco Quality Income Fund–Class R5	1.97%	27,381	10,339	(10,784)	(452)	(817)		1,291	2,228	25,667
Invesco Short Duration Inflation Protected Fund–Class R6	14.76%	207,549	98,294	(107,068)	(2,558)	(3,661)		6,357	19,084	192,556
Total Fixed-Income Funds		481,172	215,867	(222,868)	(15,008)	(10,997)		19,300		448,166

Foreign Equity Funds–14.76%
Invesco Global Infrastructure Fund–Class R6	6.61%	93,033	37,601	(35,384)	(8,032)	(972)		1,802	9,012	86,246
Invesco Gold & Precious Metals Fund–Class Y(b)	6.14%	84,709	58,562	(40,617)	(10,382)	(12,161)		—	23,702	80,111
Invesco International Growth Fund–Class R6(b)	2.01%	27,904	13,958	(8,306)	(6,640)	1,441		388	926	26,287
Total Foreign Equity Funds		205,646	110,121	(84,307)	(25,054)	(11,692)		2,190		192,644

Real Estate Funds–6.68%
Invesco Global Real Estate Income Fund–Class R6	6.68%	94,339	40,303	(39,604)	(6,655)	(1,214)		3,969	10,353	87,169

Money Market Funds–0.52%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.18%	2,466	238,252	(238,366)	(1)	—		71	2,351	2,351
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.13%	1,761	170,180	(170,259)	—	(3)		55	1,679	1,679
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.21%	2,818	302,444	(302,575)	—	—		83	2,687	2,687
Total Money Market Funds		7,045	710,876	(711,200)	(1)	(3)		209		6,717
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFLIATED ISSUERS (Cost $1,372,011)	99.87%	$1,399,962	$1,436,395	$(1,370,949)	$(133,417)	$(26,877	)(e)	$37,782		$1,303,020
OTHER ASSETS LESS LIABILITIES	0.13%									1,750
NET ASSETS	100.00%									$1,304,770
Investment Abbreviations:

ETF	– Exchange Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Effective June 4, 2018, PowerShares DB Oil Fund was renamed Invesco DB Oil Fund. Effective July 26, 2018, Invesco U.S. Government Fund was renamed Invesco Income Fund.
(d)	Not affiliated with Invesco Advisers, Inc.
(e)	Includes $24 and $2,070 of capital gains distributions from affiliated underlying funds for Invesco Balanced-Risk Commodity Strategy Fund and Invesco International Growth Fund, respectively.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Inflation Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliated underlying funds, at value (Cost $1,098,041)	$1,034,034
Investments in unaffiliated underlying funds, at value (Cost $273,970)	268,986
Receivable for:
Investments sold — affiliated underlying funds	18,479
Investments sold — unaffiliated underlying funds	10,275
Fund shares sold	2,842
Dividends — affiliated underlying funds	1,259
Dividends — unaffiliated underlying funds	834
Investment for trustee deferred compensation and retirement plans	10,419
Other assets	32,183
Total assets	1,379,311

Liabilities:
Payable for:
Amount due to custodian	29,040
Accrued trustees’ and officers’ fees and benefits	3,943
Accrued other operating expenses	31,139
Trustee deferred compensation and retirement plans	10,419
Total liabilities	74,541
Net assets applicable to shares outstanding	$1,304,770

Net assets consist of:
Shares of beneficial interest	$1,461,258
Distributable earnings	(156,488)
$1,304,770

Net Assets:
Class A	$537,502
Class C	$183,745
Class R	$24,866
Class Y	$542,041
Class R5	$8,308
Class R6	$8,308

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	64,899
Class C	22,298
Class R	3,005
Class Y	65,285
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$8.28
Maximum offering price per share
(Net asset value of $8.28 ÷ 94.50%)	$8.76
Class C:
Net asset value and offering price per share	$8.24
Class R:
Net asset value and offering price per share	$8.27
Class Y:
Net asset value and offering price per share	$8.30
Class R5:
Net asset value and offering price per share	$8.30
Class R6:
Net asset value and offering price per share	$8.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Inflation Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends from affiliated underlying funds	$30,180
Dividends from unaffiliated underlying funds	7,602
Total investment income	37,782

Expenses:
Advisory fees	2,300
Administrative services fees	50,000
Custodian fees	4,822
Distribution fees:
Class A	1,709
Class C	2,144
Class R	130
Transfer agent fees — A, C, R and Y	3,107
Transfer agent fees — R5	9
Transfer agent fees — R6	9
Trustees’ and officers’ fees and benefits	20,195
Registration and filing fees	78,591
Reports to shareholders	16,104
Professional services fees	38,769
Other	12,264
Total expenses	230,153
Less: Fees waived and expenses reimbursed	(225,281)
Net expenses	4,872
Net investment income	32,910

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Affiliated underlying fund shares	(31,491)
Unaffiliated underlying fund shares	2,520
Distributions of affiliated underlying fund shares	2,094
(26,877)
Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	(104,189)
Unaffiliated underlying fund shares	(29,228)
(133,417)
Net realized and unrealized gain (loss)	(160,294)
Net increase (decrease) in net assets resulting from operations	$(127,384)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Inflation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$32,910	$24,101
Net realized gain (loss)	(26,877)	(5,875)
Change in net unrealized appreciation (depreciation)	(133,417)	60,239
Net increase (decrease) in net assets resulting from operations	(127,384)	78,465

Distributions to shareholders from distributable earnings(1):
Class A	(13,212)	(14,314)
Class C	(2,960)	(4,232)
Class R	(545)	(611)
Class Y	(15,818)	(17,111)
Class R5	(235)	(269)
Class R6	(235)	(269)
Total distributions from distributable earnings	(33,005)	(36,806)

Share transactions–net:
Class A	65,001	47,977
Class C	(5,741)	28,263
Class R	2,493	15,383
Class Y	4,529	366,762
Net increase in net assets resulting from share transactions	66,282	458,385
Net increase (decrease) in net assets	(94,107)	500,044

Net assets:
Beginning of year	1,398,877	898,833
End of year	$1,304,770	$1,398,877

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $11,568, $3,148, $483, $14,099, $222 and $222 and distributions from net realized gains were $2,746, $1,084, $128, $3,012, $47 and $47 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Inflation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco Capital Management LLC (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco, or other unaffiliated advisers. Invesco and Invesco Capital are affiliates of each other as they are indirect, wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations or the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

18                         Invesco Multi-Asset Inflation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

19                         Invesco Multi-Asset Inflation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further in Note 10.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.70% and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $2,300, reimbursed fund level expenses of $219,855 and reimbursed class level expenses of $1,402, $440, $53, $1,213, $9 and $9 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

20                         Invesco Multi-Asset Inflation Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $334 in front-end sales commissions from the sale of Class A shares and $7 from Class C shares for CDSC imposed upon redemptions by shareholders.

The underlying Invesco funds pay no distribution fees for Class Y and Class R6, and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

21                         Invesco Multi-Asset Inflation Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$33,005	$29,742
Long-term capital gain	—	7,064
Total distributions	$33,005	$36,806

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,853
Net unrealized appreciation (depreciation) — investments	(128,864)
Temporary book/tax differences	(9,350)
Post-October deferrals	(11,474)
Capital loss carryforward	(9,653)
Shares of beneficial interest	1,461,258
Total net assets	$1,304,770

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$9,653	$9,653

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $725,519 and $659,749, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,647
Aggregate unrealized (depreciation) of investments	(141,511)
Net unrealized appreciation (depreciation) of investments	$(128,864)

Cost of investments for tax purposes is $1,431,884.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, on December 31, 2018, undistributed net investment income (loss) was decreased by $4,489, undistributed net realized gain (loss) was increased by $4,391 and shares of beneficial interest was increased by $98. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Multi-Asset Inflation Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	53,538	$500,605	14,453	$130,743
Class C	5,187	47,154	7,163	64,387
Class R	229	2,132	1,689	15,000
Class Y	4,053	36,230	49,208	445,594

Issued as reinvestment of dividends
Class A	1,171	9,660	1,149	10,454
Class C	304	2,492	446	4,047
Class R	44	361	42	383
Class Y	1,499	12,398	1,564	14,283

Reacquired:
Class A	(48,186)	(445,264)	(10,262)	(93,220)
Class C	(6,191)	(55,387)	(4,518)	(40,171)
Class Y	(5,152)	(44,099)	(10,408)	(93,115)
Net increase in share activity	6,496	$66,282	50,526	$458,385

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 44% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

23                         Invesco Multi-Asset Inflation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/18	$9.26	$0.20	$(0.97)	$(0.77)	$(0.21)	$—	$(0.21)	$8.28	(8.32)%	$538	0.31	%(e)	15.00	%(e)	2.15	%(e)	44%
Year ended 12/31/17	8.95	0.18	0.38	0.56	(0.20)	(0.05)	(0.25)	9.26	6.27	541	0.31		19.17		1.96		56
Year ended 12/31/16	8.35	0.22	0.60	0.82	(0.18)	(0.04)	(0.22)	8.95	9.91	475	0.70		35.59		2.44		72
Year ended 12/31/15	9.54	0.06	(1.15)	(1.09)	(0.10)	—	(0.10)	8.35	(11.39)	172	0.73		69.65		0.68		34
Year ended 12/31/14(f)	10.00	0.04	(0.40)	(0.36)	(0.10)	—	(0.10)	9.54	(3.55)	107	0.73	(g)	124.07	(g)	1.81	(g)	3
Class C
Year ended 12/31/18	9.20	0.13	(0.96)	(0.83)	(0.13)	—	(0.13)	8.24	(8.96)	184	1.06	(e)	15.75	(e)	1.40	(e)	44
Year ended 12/31/17	8.90	0.11	0.38	0.49	(0.14)	(0.05)	(0.19)	9.20	5.48	212	1.06		19.92		1.21		56
Year ended 12/31/16	8.34	0.15	0.61	0.76	(0.16)	(0.04)	(0.20)	8.90	9.12	177	1.45		36.34		1.69		72
Year ended 12/31/15	9.55	(0.01)	(1.15)	(1.16)	(0.05)	—	(0.05)	8.34	(12.15)	16	1.48		70.40		(0.07)		34
Year ended 12/31/14(f)	10.00	0.02	(0.38)	(0.36)	(0.09)	—	(0.09)	9.55	(3.61)	10	1.48	(g)	124.82	(g)	1.06	(g)	3
Class R
Year ended 12/31/18	9.25	0.17	(0.96)	(0.79)	(0.19)	—	(0.19)	8.27	(8.60)	25	0.56	(e)	15.25	(e)	1.90	(e)	44
Year ended 12/31/17	8.94	0.16	0.38	0.54	(0.18)	(0.05)	(0.23)	9.25	6.05	25	0.56		19.42		1.71		56
Year ended 12/31/16	8.35	0.19	0.62	0.81	(0.18)	(0.04)	(0.22)	8.94	9.68	9	0.95		35.84		2.19		72
Year ended 12/31/15	9.54	0.04	(1.15)	(1.11)	(0.08)	—	(0.08)	8.35	(11.60)	8	0.98		69.90		0.43		34
Year ended 12/31/14(f)	10.00	0.03	(0.39)	(0.36)	(0.10)	—	(0.10)	9.54	(3.60)	10	0.98	(g)	124.32	(g)	1.56	(g)	3
Class Y
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	—	(0.24)	8.30	(8.12)	542	0.06	(e)	14.75	(e)	2.40	(e)	44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.62	603	0.06		18.92		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	220	0.45		35.34		2.69		72
Year ended 12/31/15	9.55	0.09	(1.16)	(1.07)	(0.12)	—	(0.12)	8.36	(11.20)	225	0.48		69.40		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.38)	(0.34)	(0.11)	—	(0.11)	9.55	(3.39)	140	0.48	(g)	123.82	(g)	2.06	(g)	3
Class R5
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	—	(0.24)	8.30	(8.11)	8	0.06	(e)	14.64	(e)	2.40	(e)	44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.63	9	0.06		18.81		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45		35.17		2.69		72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	—	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	—	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3
Class R6
Year ended 12/31/18	9.29	0.22	(0.97)	(0.75)	(0.24)	—	(0.24)	8.30	(8.11)	8	0.06	(e)	14.64	(e)	2.40	(e)	44
Year ended 12/31/17	8.97	0.20	0.39	0.59	(0.22)	(0.05)	(0.27)	9.29	6.63	9	0.06		18.81		2.21		56
Year ended 12/31/16	8.36	0.24	0.60	0.84	(0.19)	(0.04)	(0.23)	8.97	10.16	9	0.45		35.17		2.69		72
Year ended 12/31/15	9.54	0.09	(1.15)	(1.06)	(0.12)	—	(0.12)	8.36	(11.11)	8	0.48		69.37		0.93		34
Year ended 12/31/14(f)	10.00	0.04	(0.39)	(0.35)	(0.11)	—	(0.11)	9.54	(3.49)	10	0.48	(g)	122.66	(g)	2.06	(g)	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.69%, 0.70%, 0.74%, 0.66% and 0.62% for the years ended December 31, 2018, 2017, 2016, 2015 and the period October 14, 2014 (commencement date) through December 31, 2014, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $683, $214, $26, $591, $9 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 14, 2014.
(g)	Annualized.

24                         Invesco Multi-Asset Inflation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Multi-Asset Inflation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Inflation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco Multi-Asset Inflation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$904.10	$1.54	$1,023.59	$1.63	0.32%
C	1,000.00	901.50	5.13	1,019.81	5.45	1.07
R	1,000.00	903.30	2.73	1,022.33	2.91	0.57
Y	1,000.00	905.20	0.34	1,024.85	0.36	0.07
R5	1,000.00	906.20	0.34	1,024.85	0.36	0.07
R6	1,000.00	906.20	0.34	1,024.85	0.36	0.07

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Multi-Asset Inflation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	12.55%
Corporate Dividends Received Deduction*	8.42%
U.S. Treasury Obligations*	18.66%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Multi-Asset Inflation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Multi-Asset Inflation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Inflation Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 Invesco Distributors, Inc.	MAI-AR-1 02212019 1021

Annual Report to Shareholders	December 31, 2018

Invesco Peak Retirement™ Funds
Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2040 Fund
Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2045 Fund
Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2050 Fund
Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2055 Fund
Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2060 Fund
Invesco Peak Retirement™ 2035 Fund	Invesco Peak Retirement™ 2065 Fund

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Peak RetirementTM Funds

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Peak RetirementTM Funds

Market Overview

Market in review

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative returns. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets.

After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China, trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

1	Source: US Federal Reserve

Portfolio managers

Duy Nguyen Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global Solutions Development and	Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions Development and
Implementation Team, is manager of Invesco Peak Retirement Funds. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.	Implementation Team, is manager of Invesco Peak Retirement Funds. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

4	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM Now Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM Now Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement Now Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–3.79%
Class C Shares	–4.56
Class R Shares	–4.02
Class Y Shares	–3.57
Class R5 Shares	–3.57
Class R6 Shares	–3.57
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement Now Benchmark⬛ (Style-Specific Index)	–1.68
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the US equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF, Invesco Corporate Bond Fund and Invesco Variable Rate Preferred ETF were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Within the Fund’s US equity allocation, Invesco Russell Top 200 Pure Value ETF and Invesco Dividend Income Fund were the leading detractors from relative results. Each underlying fund faced headwinds during the year as growth stocks outperformed value stocks in the US. Invesco Multi-Asset Income Fund was the leading detractor in the alternative funds space. The underlying fund faced significant headwinds during the fourth quarter when all strategic assets detracted from results, led by both equity and mortgage real estate investment trusts (REITs) and master limited partnerships (MLPs).

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection and underweight allocation in equities contributed to the Fund’s performance versus the style-specific benchmark. Specifically, exposure to international developed equities aided relative performance led by Invesco S&P International Developed Low Volatility ETF. The underlying fund benefited from its low volatility factor exposure during the year and outperformed broader international developed equities, as measured by the MSCI EAFE Index. Within the US equity allocation,

iShares Core S&P 500 also contributed to relative performance due to the underlying fund’s modest cash position.

    Please note that some of the Fund’s underlying funds – including iShares Core S&P 500 ETF, iShares Core MSCI EAFE ETF, Invesco Core Plus Bond Fund, Invesco Dividend Income Fund and Invesco Multi-Asset Income Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	65.7%
Equity Funds	22.1
Alternative Funds	6.0
Money Market Funds	6.2

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 464.8 thousand
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKTSX
Class C Shares	PKTTX
Class R Shares	PKTVX
Class Y Shares	PKTUX
Class R5 Shares	PKTWX
Class R6 Shares	PKTZX

5	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2015 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2015 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2015 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–3.63%
Class C Shares	–4.32
Class R Shares	–3.90
Class Y Shares	–3.41
Class R5 Shares	–3.41
Class R6 Shares	–3.41
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2015 Benchmark⬛ (Style-Specific Index)	–1.80
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the US equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF and Invesco Variable Rate Preferred ETF were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Within the Fund’s US equity allocation, Invesco Russell Top 200 Pure Value ETF, Invesco Growth and Income Fund and Invesco Dividend Income Fund were the leading detractors from relative results. Each underlying fund faced headwinds during the year as growth stocks outperformed value stocks in the US. Invesco Multi-Asset Income Fund was the leading detractor in the alternative funds space. The underlying fund faced significant headwinds during the fourth quarter when all strategic assets detracted from results, led by both equity and mortgage real estate investment trusts (REITs) and master limited partnerships (MLPs).

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection and an underweight allocation in equities contributed to the Fund’s performance versus the style-specific benchmark. Specifically, exposure to international developed equities aided relative performance led Invesco S&P International Developed Low Volatility ETF. The underlying fund benefitted from its low volatility factor exposure during the year and outperformed broader international developed equities, as measured by the MSCI EAFE Index. Within the US equity allocation, Invesco Russell Top 200 Pure Growth

ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco Multi-Asset Income Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	62.4%
Equity Funds	25.5
Alternative Funds	6.7
Money Market Funds	5.4

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 651.7 thousand
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKTMX
Class C Shares	PKTNX
Class R Shares	PKTPX
Class Y Shares	PKTOX
Class R5 Shares	PKTQX
Class R6 Shares	PKTRX

6	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2020 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2020 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2020 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–3.52%
Class C Shares	–4.27
Class R Shares	–3.75
Class Y Shares	–3.18
Class R5 Shares	–3.18
Class R6 Shares	–3.18
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2020 Benchmark⬛ (Style-Specific Index)	–2.06
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the alternative funds allocation also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF and Invesco High Yield Fund were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Invesco Global Real Estate Income Fund and Invesco Multi-Asset Income Fund were the leading detractors in the alternatives space. Within the Fund’s US equity allocation,

Invesco Growth and Income Fund was a notable detractor from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the equity allocation contributed to the Fund’s performance versus the style-specific benchmark. Specifically, style selection within the US equity allocation contributed to relative performance. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to international equities aided relative performance led by Invesco S&P International Developed Low Volatility ETF. The underlying fund benefited from its low volatility factor exposure during the year and outperformed broader international developed equities, as measured by the MSCI EAFE Index. The underlying fund’s modest cash position also benefited relative performance.

Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P

500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Dividend Income Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco Multi-Asset Income Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	59.6%
Equity Funds	30.9
Alternative Funds	7.6
Money Market Funds	1.9

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 765.0 thousand
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKTGX
Class C Shares	PKTHX
Class R Shares	PKTJX
Class Y Shares	PKTIX
Class R5 Shares	PKTKX
Class R6 Shares	PKTLX

7	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2025 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2025 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2025 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–4.24%
Class C Shares	–4.92
Class R Shares	–4.41
Class Y Shares	–3.91
Class R5 Shares	–3.91
Class R6 Shares	–3.91
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2025 Benchmark⬛ (Style-Specific Index)	–2.50
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure and style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity allocation also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF and the Invesco High Yield Fund were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund) was the largest detractor from relative performance within the Fund’s international equity allocation. The underlying fund’s underperformance was primarily driven by its exposures to the communication services, consumer staples, and information technology sectors. Within the US equity allocation, Invesco Growth and Income Fund was a notable detractor from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within US equities contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US small- and mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure. Within the alternative funds allocation, Invesco All Cap Market Neutral Fund posted positive performance and contributed to Fund performance.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Fixed Income Funds	51.5%
Equity Funds	39.5
Alternative Funds	7.9
Money Market Funds	1.1

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$887.0 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKTAX
Class C Shares	PKTBX
Class R Shares	PKTDX
Class Y Shares	PKTCX
Class R5 Shares	PKTEX
Class R6 Shares	PKTFX

8	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2030 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2030 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2030 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–5.47%
Class C Shares	–6.24
Class R Shares	–5.71
Class Y Shares	–5.17
Class R5 Shares	–5.17
Class R6 Shares	–5.28
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2030 Benchmark⬛ (Style-Specific Index)	–3.66
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure and style selection within the fixed income allocation were the largest detractors from results. Underlying holdings within the international equity allocation also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF, Invesco Core Plus Bond Fund and Invesco High Yield Fund were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund) was the largest detractor from relative performance within the Fund’s international equity allocation. The underlying fund’s underperformance was primarily driven by its exposures to the communication services, consumer staples, and information technology sectors. Within the US equity allocation, Invesco Growth and Income Fund was a notable detractor from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US small- and mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure. Within the alternatives allocation, Invesco All Cap Market Neutral Fund posted positive performance and contributed to performance.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	51.7%
Fixed Income Funds	39.2
Alternative Funds	7.8
Money Market Funds	1.3

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$827.5 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKKSX
Class C Shares	PKKTX
Class R Shares	PKKVX
Class Y Shares	PKKUX
Class R5 Shares	PKKWX
Class R6 Shares	PKKZX

9	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2035 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2035 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2035 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–6.66%
Class C Shares	–7.35
Class R Shares	–6.86
Class Y Shares	–6.33
Class R5 Shares	–6.33
Class R6 Shares	–6.44
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2035 Benchmark⬛ (Style-Specific Index)	–4.76
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure and style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity allocation also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF, Invesco Core Plus Bond Fund and the Invesco High Yield Fund were the leading detractors from performance. Each of the underlying holdings posted negative returns, which was representative of their respective asset classes. Invesco International Select Equity Fund (formerly known as the Invesco International Companies

Fund) was the largest detractor from relative performance within the Fund’s international equity allocation. The underlying fund’s underperformance was primarily driven by its exposures to the communication services, consumer staples, and information technology sectors. Invesco Growth and Income Fund and Invesco Long/Short Equity Fund were notable detractors from relative performance as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US small- and mid-cap equities also benefitted relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure. Within the alternative funds allocation, Invesco All Cap Market

Neutral Fund posted positive performance and contributed to performance.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco Long/Short Equity Fund, Invesco All Cap Market Neutral Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	56.6%
Fixed Income Funds	26.9
Alternative Funds	5.8
Money Market Funds	10.7

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$678.2 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKKMX
Class C Shares	PKKNX
Class R Shares	PKKPX
Class Y Shares	PKKOX
Class R5 Shares	PKKQX
Class R6 Shares	PKKRX

10	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2040 Fund
For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2040 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2040 Benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–7.72%
Class C Shares	–8.47
Class R Shares	–7.97
Class Y Shares	–7.42
Class R5 Shares	–7.42
Class R6 Shares	–7.42
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Custom Invesco Peak Retirement 2040 Benchmark⬛ (Style-Specific Index)	–5.67
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.,
RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure and style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF and Invesco Core Plus Bond Fund were the leading detractors from performance. Each of the underlying holdings posted negative results, which was representative of their respective asset classes. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund) and Invesco FTSE

RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation. Invesco Growth and Income Fund and Invesco Long/Short Equity Fund were notable detractors from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US small- and mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco

Comstock Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund, Invesco Long/Short Equity Fund, Invesco Global Targeted Returns Fund and Invesco Macro Allocation Strategy Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	73.3%
Fixed Income Funds	21.7
Alternative Funds	3.9
Money Market Funds	1.1

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$694.4 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols

Class A Shares	PKKGX
Class C Shares	PKKHX
Class R Shares	PKKJX
Class Y Shares	PKKIX
Class R5 Shares	PKKKX
Class R6 Shares	PKKLX

11	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2045 Fund

For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2045 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2045 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–7.90%
Class C Shares	–8.73
Class R Shares	–8.09
Class Y Shares	–7.65
Class R5 Shares	–7.65
Class R6 Shares	–7.65
Russell 3000 Index ▼(Broad Market Index)	–5.24
Custom Invesco Peak Retirement 2045 Benchmark ⬛(Style-Specific Index)	–6.34
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure and style selection within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Emerging Markets Sovereign Debt ETF and Invesco Core Plus Bond Fund were the leading detractors from performance. Each of the underlying holdings posted results, which was representative of their respective asset classes. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund), Invesco International Growth Fund and Invesco Invesco FTSE

RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation. Underlying holdings within the US equity allocation also detracted from absolute and relative performance. Notable detractors within the allocation included Invesco Growth and Income Fund, Invesco Diversified Dividend Fund, Invesco Comstock Fund and Invesco Equally-Weighted S&P 500 Fund. Invesco Long/Short Equity Fund was a notable detractor from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US small- and mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	80.9%
Fixed Income Funds	15.8
Alternative Funds	2.3
Money Market Funds	1.0

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 645.6 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols
Class A Shares	PKKAX
Class C Shares	PKKBX
Class R Shares	PKKDX
Class Y Shares	PKKCX
Class R5 Shares	PKKEX
Class R6 Shares	PKKFX

12	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2050 Fund

For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2050 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2050 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.04%
Class C Shares	–8.82
Class R Shares	–8.32
Class Y Shares	–7.88
Class R5 Shares	–7.88
Class R6 Shares	–7.88
Russell 3000 Index▼ (Broad Market Index)	–5.24
Custom Invesco Peak Retirement 2050 Benchmark⬛ (Style-Specific Index)	–6.68
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Core Plus Bond Fund was the leading detractor from performance. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund), Invesco International Growth Fund and Invesco Invesco FTSE

RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation.

Underlying holdings within the US equity allocation also detracted from absolute and relative performance. Notable detractors within the allocation included Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco FTSE RAFI US 1500 Small-Mid ETF and Invesco Equally-Weighted S&P 500 Fund. Invesco Long/Short Equity Fund was a notable detractor from relative performance, as well.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Growth and Income, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	86.2%
Fixed Income Funds	11.3
Alternative Funds	1.4
Money Market Funds	1.1

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 781.1 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols
Class A Shares	PKRSX
Class C Shares	PKRTX
Class R Shares	PKRVX
Class Y Shares	PKRUX
Class R5 Shares	PKRWX
Class R6 Shares	PKRZX

13	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2055 Fund

For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2055 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2055 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.59%
Class C Shares	–9.40
Class R Shares	–8.86
Class Y Shares	–8.40
Class R5 Shares	–8.40
Class R6 Shares	–8.40
Russell 3000 Index▼ (Broad Market Index)	–5.24
Custom Invesco Peak Retirement 2055 Benchmark⬛ (Style-Specific Index)	–7.10
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underweight exposure within the fixed income allocation was the largest detractor from results. Underlying holdings within the international equity and alternative funds allocations also detracted from relative performance. Within the fixed income allocation, Invesco Core Plus Bond Fund was the leading detractor from performance. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund), Invesco International Growth Fund and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation. Underlying holdings within the US equity allocation also detracted from absolute and relative performance. Notable detractors within the allocation included the Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco FTSE RAFI US 1500 Small-Mid ETF and Invesco Equally-Weighted S&P 500 Fund. Invesco Long/Short Equity Fund was a notable detractor from relative performance, as well.

    In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

    Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco Core Plus Bond Fund and Invesco Long/Short Equity Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	91.4%
Fixed Income Funds	6.7
Alternative Funds	0.4
Money Market Funds	1.5

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 479.1 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols
Class A Shares	PKRMX
Class C Shares	PKRNX
Class R Shares	PKRPX
Class Y Shares	PKROX
Class R5 Shares	PKRQX
Class R6 Shares	PKRRX

14	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2060 Fund

For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2060 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2060 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.87%
Class C Shares	–9.66
Class R Shares	–9.18
Class Y Shares	–8.66
Class R5 Shares	–8.66
Class R6 Shares	–8.66
Russell 3000 Index ▼(Broad Market Index)	–5.24
Custom Invesco Peak Retirement 2060 Benchmark⬛ (Style-Specific Index)	–7.33
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underlying holdings within the international equity allocation were the largest detractors from results. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund), Invesco International Growth Fund and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation. Underlying holdings within the US equity allocation also detracted from absolute and relative performance. Notable detractors within the allocation included Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco FTSE RAFI US 1500 Small-Mid ETF and Invesco Equally-Weighted S&P 500 Fund.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance, style selection within the US equity allocation contributed to performance relative to the style-specific benchmark. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund and Invesco Comstock Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments
Equity Funds	93.7%
Fixed Income Funds	4.9
Money Market Funds	1.4

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 462.1 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols
Class A Shares	PKRGX
Class C Shares	PKRHX
Class R Shares	PKRJX
Class Y Shares	PKRIX
Class R5 Shares	PKRKX
Class R6 Shares	PKRLX

15	Invesco Peak RetirementTM Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Peak RetirementTM 2065 Fund

For the year ended December 31, 2018, Class A shares of Invesco Peak RetirementTM 2065 Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Peak Retirement 2065 Benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	–8.15%
Class C Shares	–9.69
Class R Shares	–9.29
Class Y Shares	–8.72
Class R5 Shares	–8.72
Class R6 Shares	–8.72
Russell 3000 Index▼ (Broad Market Index)	–5.24
Custom Invesco Peak Retirement 2065 Benchmark⬛ (Style-Specific Index)	–7.33
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Market conditions and your Fund

Strategic asset class exposures in the Fund are obtained through underlying representative mutual funds and exchange-traded funds targeting a pre-defined date of retirement. Amid the volatile market environment, most of the Fund’s underlying holdings posted negative returns and detracted from absolute performance. Relative to the style-specific benchmark, underlying holdings within the international equity allocation were the largest detractors from results. Invesco International Select Equity Fund (formerly known as the Invesco International Companies Fund), Invesco International Growth Fund and Invesco FTSE RAFI Developed Markets ex-U.S. ETF were the largest detractors from relative performance within the Fund’s international equity allocation. Underlying holdings within the US equity allocation also detracted from absolute and relative performance. Notable detractors within the allocation included Invesco Diversified Dividend Fund, Invesco Comstock Fund, Invesco FTSE RAFI US 1500 Small-Mid ETF and Invesco Equally-Weighted S&P 500 Fund.

In contrast, although the Fund’s equity allocation was the leading detractor from absolute performance for the year, style selection within the equity allocation contributed to Fund performance versus the style-specific benchmark. Specifically, style selection within the US equity allocation contributed to relative performance. Invesco Russell Top 200 Pure Growth ETF and Invesco U.S. Managed Volatility Fund were the largest contributors to relative performance within the asset class. Exposure to US mid-cap equities also benefited relative performance. Invesco S&P MidCap Low Volatility ETF was a leading contributor to relative performance primarily due to its low volatility factor exposure.

Please note that some of the Fund’s underlying funds – including Invesco U.S. Managed Volatility Fund, iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core MSCI EAFE ETF, Invesco Diversified Dividend Fund and Invesco Comstock Fund – may use derivatives, including futures and total return swaps, which may create economic leverage in the underlying funds. Therefore, performance of these underlying funds, both positive and negative, can be attributed to these instruments.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition*
By fund type, based on total investments

Equity Funds	93.7%
Fixed Income Funds	4.9
Money Market Funds	1.4

*	Based on the Schedule of Investments, which classifies each underlying fund and other investments into broad asset classes based on their predominant investments.

Total Net Assets	$ 474.4 thousand

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2018.

Fund Nasdaq Symbols
Class A Shares	PKRAX
Class C Shares	PKRBX
Class R Shares	PKRDX
Class Y Shares	PKRCX
Class R5 Shares	PKREX
Class R6 Shares	PKRFX

16	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-9.02%
1 Year	-9.07

Class C Shares
Inception (12/29/17)	-4.54%
1 Year	-5.49

Class R Shares
Inception (12/29/17)	-3.99%
1 Year	-4.02

Class Y Shares
Inception (12/29/17)	-3.55%
1 Year	-3.57

Class R5 Shares
Inception (12/29/17)	-3.55%
1 Year	-3.57

Class R6 Shares
Inception (12/29/17)	-3.55%
1 Year	-3.57

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 10.45%, 11.20%, 10.70%, 10.20%, 10.11% and 10.07%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.44%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

17	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2015 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-8.86%
1 Year	-8.91

Class C Shares
Inception (12/29/17)	-4.30%
1 Year	-5.25

Class R Shares
Inception (12/29/17)	-3.88%
1 Year	-3.90

Class Y Shares
Inception (12/29/17)	-3.40%
1 Year	-3.41

Class R5 Shares
Inception (12/29/17)	-3.40%
1 Year	-3.41

Class R6 Shares
Inception (12/29/17)	-3.40%
1 Year	-3.41

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 10.44%, 11.19%, 10.69%, 10.19%, 10.10% and 10.06%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.43%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

18	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-8.76%
1 Year	-8.81

Class C Shares
Inception (12/29/17)	-4.25%
1 Year	-5.21

Class R Shares
Inception (12/29/17)	-3.73%
1 Year	-3.75

Class Y Shares
Inception (12/29/17)	-3.16%
1 Year	-3.18

Class R5 Shares
Inception (12/29/17)	-3.16%
1 Year	-3.18

Class R6 Shares
Inception (12/29/17)	-3.16%
1 Year	-3.18

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.57%, 4.32%, 3.82%, 3.32%, 3.21% and 3.16%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R,

Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

19	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2025 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-9.44%
1 Year	-9.49

Class C Shares
Inception (12/29/17)	-4.90%
1 Year	-5.86

Class R Shares
Inception (12/29/17)	-4.38%
1 Year	-4.41

Class Y Shares
Inception (12/29/17)	-3.89%
1 Year	-3.91

Class R5 Shares
Inception (12/29/17)	-3.89%
1 Year	-3.91

Class R6 Shares
Inception (12/29/17)	-3.89%
1 Year	-3.91

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.57%, 4.32%, 3.82%, 3.32%, 3.21% and 3.16%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

20	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-10.60%
1 Year	-10.65

Class C Shares
Inception (12/29/17)	-6.21%
1 Year	-7.17

Class R Shares
Inception (12/29/17)	-5.68%
1 Year	-5.71

Class Y Shares
Inception (12/29/17)	-5.15%
1 Year	-5.17

Class R5 Shares
Inception (12/29/17)	-5.15%
1 Year	-5.17

Class R6 Shares
Inception (12/29/17)	-5.25%
1 Year	-5.28

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.57%, 4.32%, 3.82%, 3.32%, 3.21% and 3.16%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

21	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2035 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-11.72%
1 Year	-11.78

Class C Shares
Inception (12/29/17)	-7.32%
1 Year	-8.27

Class R Shares
Inception (12/29/17)	-6.83%
1 Year	-6.86

Class Y Shares
Inception (12/29/17)	-6.30%
1 Year	-6.33

Class R5 Shares
Inception (12/29/17)	-6.30%
1 Year	-6.33

Class R6 Shares
Inception (12/29/17)	-6.40%
1 Year	-6.44

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.89%, 5.64%, 5.14%, 4.64%, 4.54% and 4.49%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.40%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

22	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-12.71%
1 Year	-12.78

Class C Shares
Inception (12/29/17)	-8.42%
1 Year	-9.37

Class R Shares
Inception (12/29/17)	-7.93%
1 Year	-7.97

Class Y Shares
Inception (12/29/17)	-7.39%
1 Year	-7.42

Class R5 Shares
Inception (12/29/17)	-7.39%
1 Year	-7.42

Class R6 Shares
Inception (12/29/17)	-7.39%
1 Year	-7.42

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.90%, 5.65%, 5.15%, 4.65%, 4.55% and 4.50%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

23	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2045 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-12.88%
1 Year	-12.94

Class C Shares
Inception (12/29/17)	-8.68%
1 Year	-9.62

Class R Shares
Inception (12/29/17)	-8.04%
1 Year	-8.09

Class Y Shares
Inception (12/29/17)	-7.61%
1 Year	-7.65

Class R5 Shares
Inception (12/29/17)	-7.61%
1 Year	-7.65

Class R6 Shares
Inception (12/29/17)	-7.61%
1 Year	-7.65

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.89%, 5.64%, 5.14%, 4.64%, 4.54% and 4.49%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.40%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

24	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-13.02%
1 Year	-13.09

Class C Shares
Inception (12/29/17)	-8.77%
1 Year	-9.72

Class R Shares
Inception (12/29/17)	-8.28%
1 Year	-8.32

Class Y Shares
Inception (12/29/17)	-7.84%
1 Year	-7.88

Class R5 Shares
Inception (12/29/17)	-7.84%
1 Year	-7.88

Class R6 Shares
Inception (12/29/17)	-7.84%
1 Year	-7.88

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.93%, 10.68%, 10.18%, 9.68%, 9.59% and 9.55%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.41%
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

25	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2055 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-13.54%
1 Year	-13.61

Class C Shares
Inception (12/29/17)	-9.36%
1 Year	-10.29

Class R Shares
Inception (12/29/17)	-8.81%
1 Year	-8.86

Class Y Shares
Inception (12/29/17)	-8.36%
1 Year	-8.40

Class R5 Shares
Inception (12/29/17)	-8.36%
1 Year	-8.40

Class R6 Shares
Inception (12/29/17)	-8.36%
1 Year	-8.40

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.91%, 10.66%, 10.16%, 9.66%, 9.57% and 9.53%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

26	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2060 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-13.79%
1 Year	-13.86

Class C Shares
Inception (12/29/17)	-9.61%
1 Year	-10.55

Class R Shares
Inception (12/29/17)	-9.13%
1 Year	-9.18

Class Y Shares
Inception (12/29/17)	-8.61%
1 Year	-8.66

Class R5 Shares
Inception (12/29/17)	-8.61%
1 Year	-8.66

Class R6 Shares
Inception (12/29/17)	-8.61%
1 Year	-8.66

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.91%, 10.66%, 10.16%, 9.66%, 9.57% and 9.53%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

27	Invesco Peak RetirementTM Funds

Invesco Peak RetirementTM 2065 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 12/29/17

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/29/17)	-13.12%
1 Year	-13.19

Class C Shares
Inception (12/29/17)	-9.64%
1 Year	-10.58

Class R Shares
Inception (12/29/17)	-9.24%
1 Year	-9.29

Class Y Shares
Inception (12/29/17)	-8.67%
1 Year	-8.72

Class R5 Shares
Inception (12/29/17)	-8.67%
1 Year	-8.72

Class R6 Shares
Inception (12/29/17)	-8.67%
1 Year	-8.72

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.81%, 1.56%, 1.06%, 0.56%, 0.56% and 0.56%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.91%, 10.66%, 10.16%, 9.66%, 9.57% and 9.53%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.39%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

28	Invesco Peak RetirementTM Funds

Each of the Peak Retirement Fund’s investment objective is total return over time, consistent with its strategic target allocation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employee benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

The principal risks of investing in the Funds and the underlying funds are:

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Authorized participant concentration risk. Only an authorized participant (AP) may engage in creation or redemption transactions directly with an underlying ETF. An underlying ETF has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the shares of an underlying ETF. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an underlying ETF and no other AP is able to step forward to create or redeem creation units an underlying ETF, the shares of an underlying ETF may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair an underlying fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to an underlying fund. As a result, an underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
∎	Borrowing risk. Borrowing money to buy securities exposes an underlying

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

fund to leverage and will cause an underlying fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities. Borrowing money may also require an underlying fund to liquidate positions when it may not be advantageous to do so. In addition, an underlying fund will incur interest expenses and other fees on borrowed money. There can be no assurance that an underlying fund’s borrowing strategy will enhance and not reduce the underlying fund’s returns.

∎	Cash/Cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect an underlying fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of an underlying fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and an underlying fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if an underlying fund invests in CLOs that hold loans of uncreditworthy

29	Invesco Peak RetirementTM Funds

borrowers or if an underlying fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs carry risks including interest rate risk and credit risk.

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of an underlying fund from certain commodity-linked derivatives was treated as non-qualifying income, an underlying fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. As a result of a recent announcement by the Internal Revenue Service, an underlying fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940, as amended (1940 Act), or (b) indirectly through a wholly-owned foreign subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of an underlying fund’s use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the underlying fund retroactively), it could, among other consequences, limit the underlying fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non- payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes an underlying fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and an underlying fund to the extent it invests in such notes.
∎	Commodity risk. An underlying fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because an underlying fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an underlying fund’s shares.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade, which may be known as or sometimes referred to as junk bonds.
∎	Correlation risk. Because an underlying fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by an underlying fund’s adviser, an underlying fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to an underlying fund.
∎	Debt securities risk. The prices of debt securities held by an underlying fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause an underlying fund to re- invest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce an underlying fund’s distributable income because interest payments on floating rate debt instruments held by an underlying fund will decline. An underlying fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. An underlying fund’s adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an in- opportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Defaulted securities risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

continued on page 31

30	Invesco Peak RetirementTM Funds

continued from page 30

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. An underlying fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the underlying fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit an underlying fund’s ability to engage in derivatives transactions and may result in increased costs or require an underlying fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than most other mutual funds because certain underlying funds will implement their investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an underlying fund’s underlying index and the capital resources available for such companies’ dividend payments may affect an underlying fund.
∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to an underlying fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase an underlying fund’s portfolio turnover, which may result in increased brokerage costs and may lower an underlying fund’s actual return.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded fund industry concentration risk. In following its methodology, an underlying exchange-traded fund’s underlying index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an underlying fund’s underlying index concentrates in the securities of issuers in a particular industry or sector, an underlying fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, an underlying fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which an underlying fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange- traded fund’s shares may be halted by the listing exchange; (4) a passively- managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively-managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or an underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange- traded funds in which the Fund or an

31	Invesco Peak RetirementTM Funds

underlying fund may invest are leveraged, which may result in economic leverage, permitting the Fund or an underlying fund to gain exposure that is greater than would be the case in an unlevered instrument, and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange- traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange- traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. An underlying fund will bear its proportionate share of any fees and expenses borne by an exchange- traded note in which it invests. For certain exchange-traded notes, there may be restrictions on an underlying fund’s right to redeem its investment in an exchange-traded note, which is meant to be held until maturity.
∎	Foreign currency tax risk. If the U.S. Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to an underlying fund’s business of investing in securities, the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an underlying fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. An underlying fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless an underlying fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an underlying fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	Geographic focus risk. An underlying fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on an underlying fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower- rated securities will subject an underlying fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Hybrid securities risk. Although generally considered an equity security within an issuer’s capital structure, a hybrid security may exhibit characteristics akin to a debt security, convertible security, or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid security may entail significant risks not associated with a similar investment in a traditional equity security. The risks of a particular hybrid security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Hybrid securities potentially are more volatile than traditional equity securities. Hybrid instruments may carry credit risk of their issuer, as well as liquidity risk, since they often are “customized” to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
∎	Indexing risk. An underlying fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the underlying fund’s portfolio. Ordinarily, the underlying fund’s adviser will not sell the underlying fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the underlying fund’s underlying index, or as may be necessary to raise cash to pay

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underlying fund shareholders who sell underlying fund shares. As such, the underlying fund will be negatively affected by declines in the securities represented by its underlying index. Also, there is no guarantee that the underlying fund’s adviser will be able to correlate the underlying fund’s performance with that of its underlying index.

∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and an underlying fund’s or the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in an underlying fund’s or the Fund’s gross income, even though no cash attributable to such gross income has been received by the underlying fund or the Fund. In such event, the underlying fund or the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the underlying fund or the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the underlying fund or the Fund and additional capital gain distributions to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by an underlying fund or the Fund may cause amounts previously distributed to the Fund in the taxable year as income to be characterized as a return of capital, which could increase or decrease the Fund’s ordinary income distributions to you, and may cause some of the Fund’s distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to shareholders. The cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and

Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect an underlying fund’s investments.

∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose an underlying fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. An underlying fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the an underlying fund’s securities become illiquid, an underlying fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. An underlying fund is actively managed and depends heavily on an underlying fund’s adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for an underlying fund’s portfolio. An underlying fund could experience losses if these judgments prove to be incorrect. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of an underlying fund and, therefore, the ability of the underlying fund to achieve its investment objective.
∎	Market risk. The market values of an underlying fund’s investments, and therefore the value of an underlying fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general down-turn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by an underlying fund will rise in value.
∎	Market trading risk. An underlying exchange-traded fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/ redemption process of an underlying fund. Any of these factors may lead to an underlying fund’s shares trading at a premium or discount to an underlying fund’s net asset value (NAV).
∎	MLP risk. An underlying fund invests in securities of MLPs, which are subject to the following risks:
–

Limited Partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.

33	Invesco Peak RetirementTM Funds

–

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

–	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if an underlying fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause an underlying fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of an underlying fund’s investment, and consequently the Fund’s investment in an underlying fund and lower income.
∎	Money market fund risk. The share price of certain underlying money market funds may fluctuate and the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain an underlying money market fund’s $1.00 share price at any time. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. An underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors.

∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in an underlying fund reinvesting these early payments at lower interest rates, thereby reducing an underlying fund’s income. Mort- gage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and an underlying fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to an underlying fund. An underlying fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

∎	Non-correlation risk. An underlying ETF’s returns may not match the return of its underlying index (that is, it may experience tracking error) for a number of reasons. For example, certain ETFs incur operating expenses not applicable to their underlying indices and also incur costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of its underlying index. If an underlying ETF has recently commenced operations or otherwise has a relatively small amount of assets, such transaction costs could have a proportionally greater impact on the underlying ETF. Additionally, if an underlying ETF used a sampling approach, it may result in returns that are not as well-correlated with the returns of its underlying index as would be the case if the ETF purchased all of the components of its underlying index in the proportions represented in the underlying index.

The performance of each underlying ETF and its underlying index may vary due to asset valuation differences and differences between the underlying ETF’s portfolio and its underlying index resulting from legal restrictions, cost or liquidity constraints. Additionally, an underlying ETF that issues or redeems creation units principally for cash will incur higher costs in buying or selling securities than if it issued and redeemed creation units principally in-kind. An underlying ETF may fair value certain of the securities it holds. To the extent an underlying ETF calculates its NAV based on fair value prices, the underlying ETF’s ability to track its underlying index may be adversely affected.

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Since an underlying index is not subject to the tax diversification requirements to which an underlying ETF must adhere, an underlying ETF may be required to deviate its investments from the securities contained in, and relative weightings of, its underlying index. Certain underlying ETFs may not invest in certain securities included in their underlying index due to liquidity constraints. Liquidity constraints also may delay an underlying ETF’s purchase or sale of securities included in its underlying index. For tax efficiency purposes, an underlying ETF may sell certain securities to realize losses, causing it to deviate from its respective underlying index.

The adviser for an underlying ETF may not fully invest the assets of an underlying ETF at all times, either as a result of cash flows into the underlying ETF or the need to reserve cash the underlying ETF holds to meet redemptions and expenses, or because of low assets (particularly when the underlying ETF is new and has operated for only a short period).

∎	Non-diversification risk. An underlying fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Shares of real estate related companies, which tend to be small-and mid-cap companies, may be more volatile and less liquid.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, an underlying fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	Risk of subordinated debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
∎	Sampling risk. An underlying fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its underlying index and in the underlying fund holding securities not included in its underlying index. As a result, an adverse development respecting an issuer of securities held by the underlying fund could result in a greater decline in the underlying fund’s NAV than would be the case if all of the securities in its underlying index were held. An underlying fund’s use of a representative sampling approach may also include the risk that it may not track the return of its underlying index as well as it would have if the underlying fund held all of the securities in its underlying index.
∎	Sector focus risk. An underlying fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that an underlying fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because an underlying fund’s potential loss on a short position arises from increases in the value of the asset sold short, the underlying fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent an underlying fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, an underlying fund’s short positions will cause the underlying fund to underperform the overall market and its peers that do not engage in shorting. If an underlying fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the underlying fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of an underlying fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which an underlying fund and the Subsidiary, respectively, are organized, could result in the inability of an underlying fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect an underlying fund and its shareholders.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by an underlying fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When an underlying

35	Invesco Peak RetirementTM Funds

fund enters into a short sale of a TBA mortgage it does not own, an underlying fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, an underlying fund’s exposure is unlimited. An underlying fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of an underlying fund’s share price.

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect an underlying fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects an underlying fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the over- all stock market.
∎	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
∎	Volatility management risk. The Adviser’s strategy for managing portfolio volatility may not produce the desired result and there can be no guarantee that an underlying fund will stay below a target volatility level (the threshold volatility level). Additionally, maintenance of the threshold volatility level will not ensure that an underlying fund will deliver competitive returns. The use of derivatives in connection with an underlying fund’s managed volatility strategy may expose an underlying fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage an underlying fund’s volatility could limit an underlying fund’s gains in rising markets and may expose an underlying fund to costs to which it would otherwise not have been exposed. The Adviser uses a combination of proprietary and third-party systems and risk models to help it estimate an underlying fund’s expected volatility, which may perform differently than expected and may negatively affect performance and the ability of an underlying fund to maintain its volatility at or below its threshold volatility level.

∎	Volatility risk. Although an underlying fund’s investment strategy seeks to not exceed a target volatility level (the threshold volatility level), certain of an underlying fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause an underlying fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject an underlying fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because an underlying fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on an underlying fund because an underlying fund commits to purchase securities that it does not have to pay for until a later date, which increases an underlying fund’s overall investment exposure and, as a result, its volatility.
∎	Yield risk. An underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, an underlying fund’s expenses could absorb all or a portion of an underlying fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Custom Invesco Peak Retirement Now Benchmark, Custom Invesco Peak Retirement 2015 Benchmark and Custom Invesco Peak Retirement 2020 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco Peak RetirementTM Now Fund, Invesco Peak RetirementTM 2015 Fund and Invesco Peak RetirementTM 2020 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.
∎	The Custom Invesco Peak Retirement 2025 Benchmark, Custom Invesco Peak Retirement 2030 Benchmark, Custom Invesco Peak Retirement 2035 Benchmark, Custom Invesco Peak Retirement 2040 Benchmark, Custom Invesco Peak Retirement 2045 Benchmark, Custom Invesco Peak Retirement 2050 Benchmark, Custom Invesco Peak Retirement 2055 Benchmark, Custom Invesco Peak Retirement 2060 Benchmark and Custom Invesco Peak Retirement 2065 Benchmark were created by Invesco to serve as style-specific benchmarks for the Invesco Peak RetirementTM 2025 Fund and Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund and Invesco Peak RetirementTM 2065 Fund, respectively. Each benchmark is composed of the following indexes: Russell 3000 Index, MSCI EAFE Index and Bloomberg Barclays U.S. Aggregate Bond Index. The current composition of each benchmark will likely be altered in the future to better reflect each Fund’s objective.

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∎	The Bloomberg Barclays U.S. Treasury Bellwethers (3 Month) Index measures the performance of treasury bills with maturities of less than three months.
∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

37	Invesco Peak RetirementTM Funds

Schedule of Investments

December 31, 2018

Invesco Peak Retirement™ Now Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.93%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–16.26%
Invesco Dividend Income Fund–Class R6	5.91%	$—	$34,273	$(1,976)	$(4,775)	$2,029	$803	1,340	$27,492
Invesco Russell Top 200 Pure Value ETF	7.86%	—	42,603	(1,501)	(4,566)	(10)	1,084	1,068	36,526
iShares Core S&P 500 ETF(b)	2.49%	—	12,980	(546)	(863)	3	247	46	11,574
Total Domestic Equity Funds		—	89,856	(4,023)	(10,204)	2,022	2,134		75,592

Fixed-Income Funds–65.65%
Invesco Core Plus Bond Fund–Class R6	6.01%	—	31,013	(1,321)	(1,676)	(85)	1,079	2,720	27,931
Invesco Corporate Bond Fund–Class R6	6.97%	—	36,437	(1,264)	(2,689)	(96)	1,508	4,748	32,378
Invesco Emerging Markets Sovereign Debt ETF	5.13%	—	26,560	—	(2,729)	—	1,152	902	23,831
Invesco Floating Rate Fund–Class R6	4.48%	—	23,484	(1,627)	(1,007)	(24)	1,044	2,884	20,826
Invesco High Yield Fund–Class R6	3.97%	—	21,091	(864)	(1,697)	(81)	1,086	4,804	18,449
Invesco Multi-Asset Income Fund–Class R6	8.04%	—	42,251	(718)	(4,137)	(17)	2,104	3,799	37,379
Invesco Quality Income Fund–Class R6	15.09%	—	77,799	(4,738)	(2,698)	(226)	3,100	6,083	70,137
Invesco Short Duration Inflation Protected Fund–Class R6	3.12%	—	15,401	(505)	(367)	(3)	404	1,440	14,526
Invesco Variable Rate Preferred ETF	4.80%	—	25,041	—	(2,746)	—	1,177	977	22,295
iShares Core Total USD Bond Market ETF(b)	8.04%	—	39,992	(1,326)	(1,237)	(48)	1,154	759	37,381
Total Fixed-Income Funds		—	339,069	(12,363)	(20,983)	(580)	13,808		305,133

Foreign Equity Funds–5.79%
Invesco S&P International Developed Low Volatility ETF	4.90%	—	25,753	—	(2,955)	—	876	764	22,798
iShares Core MSCI EAFE ETF(b)	0.89%	—	5,003	—	(878)	—	143	75	4,125
Total Foreign Equity Funds		—	30,756	—	(3,833)	—	1,019		26,923

Real Estate Funds–6.05%
Invesco Global Real Estate Income Fund–Class R6	6.05%	—	31,142	(764)	(2,269)	(1)	1,107	3,338	28,108

Money Market Funds–6.18%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	3.09%	—	79,522	(65,150)	—	—	294	14,371	14,372
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	3.09%	—	69,976	(55,605)	—	—	235	14,370	14,371
Total Money Market Funds		—	149,498	(120,755)	—	—	529		28,743
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $501,788)	99.93%	$—	$640,321	$(137,905)	$(37,289)	$1,441 (c)	$18,597		$464,499
OTHER ASSETS LESS LIABILITIES	0.07%								323
NET ASSETS	100.00%								$464,822

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Corporate Bond Fund	$10
Invesco Dividend Income Fund	2,059

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2015 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–99.18%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–1.58%
Invesco Global Targeted Returns Fund–Class R6	1.58%	$—	$10,809	$—	$(515)	$—	$220	1,082	$10,294

Asset Allocation Funds–0.94%
Invesco Macro Allocation Strategy Fund–Class R6	0.94%	—	6,388	—	(241)	—	18	674	6,147

Domestic Equity Funds–18.87%
Invesco All Cap Market Neutral Fund–Class R6(b)	0.90%	—	6,758	(515)	(328)	570	—	746	5,876
Invesco Diversified Dividend Fund–Class R6	0.58%	—	4,389	—	(601)	183	90	217	3,788
Invesco Dividend Income Fund–Class R6	3.27%	—	25,002	—	(3,731)	1,633	515	1,037	21,270
Invesco Equally-Weighted S&P 500 Fund–Class R6	2.51%	—	19,268	—	(2,904)	804	307	313	16,364
Invesco Growth and Income Fund–Class R6	1.07%	—	9,120	—	(2,129)	785	127	341	6,991
Invesco Russell Top 200 Pure Growth ETF	1.67%	—	11,223	—	(327)	—	93	238	10,896
Invesco Russell Top 200 Pure Value ETF	2.97%	—	21,951	—	(2,628)	—	498	565	19,323
Invesco U.S. Managed Volatility Fund–Class R6	3.92%	—	28,225	—	(2,683)	119	468	2,792	25,542
iShares Core S&P 500 ETF(c)	1.78%	—	12,686	—	(1,112)	—	214	46	11,574
iShares Core S&P Mid-Cap ETF(c)	0.20%	—	1,535	—	(207)	—	23	8	1,328
Total Domestic Equity Funds		—	140,157	(515)	(16,650)	4,094	2,335		122,952

Fixed-Income Funds–61.92%
Invesco 1-30 Laddered Treasury ETF	2.71%	—	19,750	(1,950)	(38)	(73)	332	554	17,689
Invesco Core Plus Bond Fund–Class R6	6.32%	—	45,819	(2,533)	(1,935)	(148)	1,314	4,012	41,203
Invesco Corporate Bond Fund–Class R6	2.85%	—	20,510	(592)	(1,277)	(31)	698	2,728	18,605
Invesco Emerging Markets Sovereign Debt ETF	5.63%	—	42,094	(2,015)	(3,171)	(237)	1,500	1,388	36,671
Invesco Floating Rate Fund–Class R6	5.36%	—	38,871	(2,219)	(1,713)	(10)	1,441	4,838	34,929
Invesco High Yield Fund–Class R6	5.16%	—	37,308	(830)	(2,845)	(31)	1,607	8,750	33,602
Invesco LadderRite 0-5 Year Corporate Bond ETF	1.81%	—	12,653	(734)	(122)	(13)	232	480	11,784
Invesco Multi-Asset Income Fund–Class R6	4.09%	—	30,151	(825)	(2,605)	(96)	1,281	2,706	26,625
Invesco Quality Income Fund–Class R6	10.28%	—	75,530	(6,610)	(1,629)	(296)	2,432	5,810	66,995
Invesco Short Duration Inflation Protected Fund–Class R6	3.02%	—	21,792	(1,651)	(431)	(25)	488	1,951	19,685
Invesco Short Term Bond Fund–Class R6	2.11%	—	14,808	(842)	(201)	(16)	332	1,631	13,749
Invesco Variable Rate Preferred ETF	3.92%	—	29,355	(910)	(2,871)	(38)	1,120	1,119	25,536
iShares Core Total USD Bond Market ETF(c)	6.85%	—	48,967	(3,277)	(937)	(132)	1,157	906	44,621
iShares Core U.S. Aggregate Bond ETF(c)	1.81%	—	12,965	(954)	(161)	(30)	284	111	11,820
Total Fixed-Income Funds		—	450,573	(25,942)	(19,936)	(1,176)	14,218		403,514

Foreign Equity Funds–6.40%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	1.99%	—	15,523	—	(2,541)	—	341	346	12,982
Invesco S&P International Developed Low Volatility ETF	3.75%	—	27,924	(547)	(2,825)	(83)	779	820	24,469
iShares Core MSCI EAFE ETF(c)	0.66%	—	5,111	—	(821)	—	120	78	4,290
Total Foreign Equity Funds		—	48,558	(547)	(6,187)	(83)	1,240		41,741

Real Estate Funds–4.16%
Invesco Global Real Estate Income Fund–Class R6	4.16%	—	30,624	(1,494)	(1,910)	(111)	922	3,220	27,109

Money Market Funds–5.31%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	2.46%	—	146,405	(130,355)	—	—	295	16,050	16,050
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	2.85%	—	134,108	(115,568)	—	—	259	18,538	18,540
Total Money Market Funds		—	280,513	(245,923)	—	—	554		34,590
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $691,786)	99.18%	$—	$967,622	$(274,421)	$(45,439)	$2,724 (d)	$19,507		$646,347
OTHER ASSETS LESS LIABILITIES	0.82%								5,337
NET ASSETS	100.00%								$651,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$609
Invesco Corporate Bond Fund	5
Invesco Diversified Dividend Fund	183
Invesco Dividend Income Fund	1,634
Invesco Equally-Weighted S&P 500 Fund	804
Invesco Growth and Income Fund	785
Invesco U.S. Managed Volatility Fund	119

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2020 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.05%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–2.83%
Invesco Global Targeted Returns Fund–Class R6	2.83%	$—	$23,421	$(801)	$(950)	$(54)	$478	2,273	$21,616

Asset Allocation Funds–1.80%
Invesco Macro Allocation Strategy Fund–Class R6	1.80%	—	14,775	(556)	(406)	(26)	43	1,512	13,787

Domestic Equity Funds–24.48%
Invesco All Cap Market Neutral Fund–Class R6(b)	1.79%	—	15,300	(760)	(795)	1,306	—	1,736	13,676
Invesco Diversified Dividend Fund–Class R6	0.99%	—	8,632	—	(1,045)	367	191	434	7,587
Invesco Dividend Income Fund–Class R6	0.59%	—	5,249	—	(715)	348	109	221	4,534
Invesco Equally-Weighted S&P 500 Fund–Class R6	3.35%	—	30,460	(1,159)	(3,731)	1,263	462	491	25,622
Invesco Growth and Income Fund–Class R6	1.94%	—	18,917	—	(4,042)	1,670	275	725	14,875
Invesco Russell Top 200 Pure Growth ETF	3.12%	—	25,968	(1,669)	(581)	133	194	521	23,851
Invesco S&P MidCap Low Volatility ETF	0.59%	—	4,617	—	(134)	—	81	101	4,483
Invesco U.S. Managed Volatility Fund–Class R6	8.57%	—	73,488	(2,010)	(6,005)	449	1,278	7,169	65,596
iShares Core S&P 500 ETF(c)	3.06%	—	25,961	(870)	(1,740)	49	426	93	23,400
iShares Core S&P Mid-Cap ETF(c)	0.48%	—	4,175	—	(522)	—	48	22	3,653
Total Domestic Equity Funds		—	212,767	(6,468)	(19,310)	5,585	3,064		187,277

Fixed-Income Funds–59.59%
Invesco 1-30 Laddered Treasury ETF	6.29%	—	52,255	(3,965)	(91)	(112)	893	1,506	48,087
Invesco Core Plus Bond Fund–Class R6	6.77%	—	56,927	(2,691)	(2,305)	(143)	1,624	5,043	51,788
Invesco Emerging Markets Sovereign Debt ETF	5.98%	—	51,616	(1,882)	(3,778)	(223)	1,873	1,731	45,733
Invesco Floating Rate Fund–Class R6	5.64%	—	46,803	(1,646)	(1,955)	(47)	1,741	5,977	43,155
Invesco High Yield Fund–Class R6	5.62%	—	48,044	(1,646)	(3,272)	(120)	2,017	11,199	43,006
Invesco LadderRite 0-5 Year Corporate Bond ETF	4.18%	—	33,485	(1,174)	(301)	(21)	618	1,303	31,989
Invesco Multi-Asset Income Fund–Class R6	0.61%	—	5,067	—	(395)	—	205	475	4,672
Invesco Quality Income Fund–Class R6	7.00%	—	58,554	(3,546)	(1,322)	(134)	1,916	4,644	53,552
Invesco Short Duration Inflation Protected Fund–Class R6	4.19%	—	33,959	(1,136)	(705)	(34)	821	3,180	32,084
Invesco Short Term Bond Fund–Class R6	4.38%	—	35,216	(1,179)	(464)	(22)	785	3,980	33,551
Invesco Variable Rate Preferred ETF	1.42%	—	11,939	—	(1,099)	—	442	475	10,840
iShares Core Total USD Bond Market ETF(c)	2.40%	—	19,450	(687)	(368)	(25)	465	373	18,370
iShares Core U.S. Aggregate Bond ETF(c)	5.11%	—	41,781	(2,125)	(514)	(60)	907	367	39,082
Total Fixed-Income Funds		—	495,096	(21,677)	(16,569)	(941)	14,307		455,909

Foreign Equity Funds–6.41%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.20%	—	28,731	—	(4,268)	—	654	652	24,463
Invesco International Growth Fund–Class R6	0.92%	—	8,666	—	(1,629)	554	104	248	7,037
Invesco S&P International Developed Low Volatility ETF	1.20%	—	10,115	—	(984)	—	299	306	9,131
iShares Core MSCI EAFE ETF(c)	1.09%	—	9,778	—	(1,418)	—	239	152	8,360
Total Foreign Equity Funds		—	57,290	—	(8,299)	554	1,296		48,991

Real Estate Funds–2.99%
Invesco Global Real Estate Income Fund–Class R6	2.99%	—	24,806	(495)	(1,425)	(6)	788	2,717	22,880

Money Market Funds–1.95%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	0.98%	—	232,008	(224,537)	—	—	140	7,471	7,471
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	0.97%	—	226,059	(218,588)	—	(2)	98	7,468	7,469
Total Money Market Funds		—	458,067	(443,125)	—	(2)	238		14,940
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $812,359)	100.05%	$—	$1,286,222	$(473,122)	$(46,959)	$5,110 (d)	$20,214		$765,400
OTHER ASSETS LESS LIABILITIES	(0.05)%								(357)
NET ASSETS	100.00%								$765,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$1,375
Invesco Diversified Dividend Fund	367
Invesco Dividend Income Fund	348
Invesco Equally-Weighted S&P 500 Fund	1,211
Invesco Growth and Income Fund	1,670
Invesco International Growth Fund	554
Invesco U.S. Managed Volatility Fund	326

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2025 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.54%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–2.98%
Invesco Global Targeted Returns Fund–Class R6	2.98%	$—	$29,237	$(1,582)	$(1,165)	$(76)	$567	2,778	$26,414

Asset Allocation Funds–1.97%
Invesco Macro Allocation Strategy Fund–Class R6	1.97%	—	18,891	(692)	(681)	(45)	53	1,916	17,473

Domestic Equity Funds–31.01%
Invesco All Cap Market Neutral Fund–Class R6(b)	1.96%	—	19,002	(586)	(985)	1,614	—	2,206	17,384
Invesco Diversified Dividend Fund–Class R6	1.29%	—	12,983	—	(1,513)	526	258	657	11,470
Invesco Equally-Weighted S&P 500 Fund–Class R6	3.16%	—	33,744	(1,672)	(4,076)	1,242	480	536	27,981
Invesco Growth and Income Fund–Class R6	2.63%	—	30,298	(1,025)	(5,897)	2,367	376	1,139	23,357
Invesco Russell Top 200 Pure Growth ETF	3.16%	—	31,674	(3,041)	(603)	(12)	206	612	28,018
Invesco S&P MidCap Low Volatility ETF	1.90%	—	17,659	(369)	(471)	5	281	379	16,824
Invesco U.S. Managed Volatility Fund–Class R6	12.91%	—	138,424	(13,156)	(10,582)	374	2,115	12,516	114,521
iShares Core S&P 500 ETF(c)	3.18%	—	32,225	(2,188)	(1,804)	(53)	458	112	28,180
iShares Core S&P Mid-Cap ETF(c)	0.82%	—	8,287	—	(980)	—	85	44	7,307
Total Domestic Equity Funds		—	324,296	(22,037)	(26,911)	6,063	4,259		275,042

Fixed-Income Funds–51.74%
Invesco 1-30 Laddered Treasury ETF	7.09%	—	71,030	(7,928)	93	(325)	1,079	1,969	62,870
Invesco Core Plus Bond Fund–Class R6	6.60%	—	67,517	(6,469)	(2,172)	(322)	1,703	5,702	58,554
Invesco Emerging Markets Sovereign Debt ETF	4.75%	—	50,000	(4,721)	(2,615)	(524)	1,596	1,595	42,140
Invesco Floating Rate Fund–Class R6	4.52%	—	44,378	(2,472)	(1,795)	(36)	1,486	5,551	40,075
Invesco High Yield Fund–Class R6	4.53%	—	45,496	(2,319)	(2,867)	(127)	1,718	10,464	40,183
Invesco LadderRite 0-5 Year Corporate Bond ETF	3.74%	—	36,252	(2,861)	(222)	(51)	593	1,349	33,118
Invesco Quality Income Fund–Class R6	6.31%	—	64,461	(7,129)	(1,037)	(292)	1,857	4,857	56,003
Invesco Short Duration Inflation Protected Fund–Class R6	3.75%	—	35,923	(1,965)	(706)	(43)	796	3,291	33,209
Invesco Short Term Bond Fund–Class R6	4.03%	—	39,034	(2,790)	(427)	(42)	781	4,244	35,775
iShares Core U.S. Aggregate Bond ETF(c)	6.42%	—	63,556	(5,912)	(466)	(206)	1,242	535	56,972
Total Fixed-Income Funds		—	517,647	(44,566)	(12,214)	(1,968)	12,851		458,899

Foreign Equity Funds–8.75%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.32%	—	35,863	(1,309)	(4,978)	(123)	721	785	29,453
Invesco FTSE RAFI Emerging Markets ETF	0.30%	—	2,923	—	(274)	—	66	134	2,649
Invesco International Growth Fund–Class R6	2.42%	—	26,401	—	(4,964)	1,625	305	755	21,437
Invesco International Select Equity Fund–Class R6(d)	1.20%	—	13,501	—	(2,851)	622	113	1,161	10,650
iShares Core MSCI EAFE ETF(c)	1.51%	—	15,676	—	(2,256)	—	353	244	13,420
Total Foreign Equity Funds		—	94,364	(1,309)	(15,323)	2,124	1,558		77,609

Real Estate Funds–2.95%
Invesco Global Real Estate Income Fund–Class R6	2.95%	—	28,363	(476)	(1,677)	(6)	831	3,112	26,204

Money Market Funds–1.14%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.40%	—	311,102	(307,556)	—	—	67	3,546	3,546
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.28%	—	195,990	(193,458)	—	(1)	57	2,531	2,531
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.46%	—	315,101	(311,048)	—	—	65	4,053	4,053
Total Money Market Funds		—	822,193	(812,062)	—	(1)	189		10,130
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $949,742)	100.54%	$—	$1,834,991	$(882,724)	$(57,971)	$6,091 (e)	$20,308		$891,771
OTHER ASSETS LESS LIABILITIES	(0.54)%								(4,768)
NET ASSETS	100.00%								$887,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$1,661
Invesco Diversified Dividend Fund	526
Invesco Equally-Weighted S&P 500 Fund	1,257
Invesco Growth and Income Fund	2,386
Invesco International Growth Fund	1,625
Invesco International Select Equity Fund	622
Invesco U.S. Managed Volatility Fund	539

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2030 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–96.99%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–2.89%
Invesco Global Targeted Returns Fund–Class R6	2.89%	$—	$26,265	$(1,121)	$(1,181)	$(75)	$534	2,512	$23,888

Asset Allocation Funds–1.91%
Invesco Macro Allocation Strategy Fund–Class R6	1.91%	—	17,624	(1,130)	(644)	(67)	51	1,731	15,783

Domestic Equity Funds–37.48%
Invesco All Cap Market Neutral Fund–Class R6(b)	1.89%	—	17,862	(1,226)	(880)	1,512	—	1,987	15,660
Invesco Comstock Fund–Class R6	0.88%	—	8,901	—	(1,650)	508	112	337	7,251
Invesco Diversified Dividend Fund–Class R6	1.74%	—	16,573	—	(2,177)	671	323	824	14,396
Invesco Equally-Weighted S&P 500 Fund–Class R6	3.38%	—	32,743	—	(4,801)	1,307	499	535	27,942
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	1.77%	—	17,125	—	(2,463)	—	149	129	14,662
Invesco Growth and Income Fund–Class R6	2.29%	—	24,270	—	(5,298)	1,997	312	925	18,972
Invesco Russell Top 200 Pure Growth ETF	4.21%	—	38,080	(1,486)	(1,945)	144	268	760	34,793
Invesco S&P MidCap Low Volatility ETF	2.07%	—	17,966	—	(831)	—	299	386	17,135
Invesco U.S. Managed Volatility Fund–Class R6	17.30%	—	165,002	(5,248)	(15,924)	28	2,744	15,646	143,158
iShares Core S&P 500 ETF(c)	0.97%	—	8,815	—	(764)	—	135	32	8,051
iShares Core S&P Mid-Cap ETF(c)	0.98%	—	9,358	—	(1,221)	—	94	49	8,137
Total Domestic Equity Funds		—	356,695	(7,960)	(37,954)	6,167	4,935		310,157

Fixed-Income Funds–38.00%
Invesco 1-30 Laddered Treasury ETF	5.51%	—	49,591	(3,562)	(309)	(92)	780	1,429	45,628
Invesco Core Plus Bond Fund–Class R6	5.60%	—	51,256	(2,737)	(2,020)	(173)	1,351	4,511	46,326
Invesco Emerging Markets Sovereign Debt ETF	2.95%	—	27,905	(1,695)	(1,622)	(202)	915	923	24,386
Invesco Floating Rate Fund–Class R6	2.92%	—	26,125	(747)	(1,147)	(34)	901	3,351	24,197
Invesco High Yield Fund–Class R6	2.91%	—	26,959	(887)	(1,879)	(84)	1,034	6,279	24,109
Invesco LadderRite 0-5 Year Corporate Bond ETF	1.14%	—	10,089	(562)	(90)	(10)	166	384	9,427
Invesco Quality Income Fund–Class R6	5.72%	—	51,429	(2,847)	(1,139)	(126)	1,566	4,104	47,317
Invesco Short Duration Inflation Protected Fund–Class R6	2.57%	—	22,569	(784)	(501)	(23)	510	2,107	21,261
Invesco Short Term Bond Fund–Class R6	3.04%	—	26,421	(918)	(343)	(17)	549	2,983	25,143
iShares Core U.S. Aggregate Bond ETF(c)	5.64%	—	49,793	(2,436)	(637)	(77)	1,017	438	46,643
Total Fixed-Income Funds		—	342,137	(17,175)	(9,687)	(838)	8,789		314,437

Foreign Equity Funds–12.65%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	3.96%	—	39,238	(720)	(5,566)	(160)	762	874	32,792
Invesco FTSE RAFI Emerging Markets ETF	1.07%	—	9,768	—	(951)	—	239	446	8,817
Invesco International Growth Fund–Class R6	3.45%	—	36,235	(757)	(6,648)	1,991	421	1,007	28,578
Invesco International Select Equity Fund–Class R6(d)	2.18%	—	23,656	(513)	(4,953)	902	199	1,963	18,003
Invesco S&P Emerging Markets Low Volatility ETF	0.27%	—	2,547	—	(272)	—	118	100	2,275
iShares Core MSCI EAFE ETF(c)	1.72%	—	16,715	—	(2,470)	—	348	259	14,245
Total Foreign Equity Funds		—	128,159	(1,990)	(20,860)	2,733	2,087		104,710

Real Estate Funds–2.81%
Invesco Global Real Estate Income Fund–Class R6	2.81%	—	25,806	(747)	(1,750)	(55)	756	2,762	23,254

Money Market Funds–1.25%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.43%	—	241,621	(238,075)	—	—	67	3,546	3,546
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.31%	—	170,280	(167,684)	—	—	58	2,595	2,596
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.51%	—	276,512	(272,271)	—	—	75	4,241	4,241
Total Money Market Funds		—	688,413	(678,030)	—	—	200		10,383
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $874,688)	96.99%	$—	$1,585,099	$(708,153)	$(72,076)	$7,865 (e)	$17,352		$802,612
OTHER ASSETS LESS LIABILITIES	3.01%								24,921
NET ASSETS	100.00%								$827,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$1,608
Invesco Comstock Fund	508
Invesco Diversified Dividend Fund	671
Invesco Equally-Weighted S&P 500 Fund	1,307
Invesco Growth and Income Fund	1,997
Invesco International Growth Fund	2,243
Invesco International Select Equity Fund	1,089
Invesco U.S. Managed Volatility Fund	700

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2035 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–110.90%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–2.38%
Invesco Global Targeted Returns Fund–Class R6	2.38%	$—	$17,744	$(829)	$(726)	$(56)	$323	1,696	$16,133

Asset Allocation Funds–1.67%
Invesco Macro Allocation Strategy Fund–Class R6	1.67%	—	12,310	(528)	(391)	(32)	32	1,246	11,359

Domestic Equity Funds–45.26%
Invesco All Cap Market Neutral Fund–Class R6(b)	0.79%	—	5,607	—	(254)	449	—	679	5,353
Invesco Comstock Fund–Class R6	2.09%	—	17,005	—	(2,854)	903	219	658	14,151
Invesco Diversified Dividend Fund–Class R6	3.18%	—	24,416	—	(2,860)	901	480	1,234	21,556
Invesco Equally-Weighted S&P 500 Fund–Class R6	4.39%	—	34,680	(677)	(4,216)	1,214	478	570	29,749
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	2.98%	—	22,831	—	(2,600)	—	206	178	20,231
Invesco Growth and Income Fund–Class R6	1.99%	—	16,836	—	(3,347)	1,301	220	658	13,489
Invesco Long/Short Equity Fund–Class R6(b)	1.19%	—	10,059	—	(1,949)	639	—	885	8,110
Invesco Russell Top 200 Pure Growth ETF	6.15%	—	45,282	(2,934)	(650)	8	317	911	41,706
Invesco S&P MidCap Low Volatility ETF	1.99%	—	13,842	—	(303)	—	230	305	13,539
Invesco S&P SmallCap Low Volatility ETF	1.19%	—	8,727	—	(668)	—	172	189	8,059
Invesco U.S. Managed Volatility Fund–Class R6	18.32%	—	143,462	(8,066)	(10,975)	364	2,132	13,578	124,241
iShares Core S&P Mid-Cap ETF(c)	1.00%	—	7,642	—	(834)	—	81	41	6,808
Total Domestic Equity Funds		—	350,389	(11,677)	(31,510)	5,779	4,535		306,992

Fixed-Income Funds–29.86%
Invesco 1-30 Laddered Treasury ETF	4.65%	—	34,954	(2,992)	(308)	(107)	555	988	31,547
Invesco Core Plus Bond Fund–Class R6	4.25%	—	33,183	(2,963)	(1,209)	(176)	860	2,808	28,835
Invesco Emerging Markets Sovereign Debt ETF	1.87%	—	14,607	(795)	(1,010)	(94)	489	481	12,708
Invesco Floating Rate Fund–Class R6	1.88%	—	13,282	—	(538)	—	482	1,765	12,744
Invesco High Yield Fund–Class R6	1.88%	—	14,237	(511)	(925)	(49)	558	3,321	12,752
Invesco Quality Income Fund–Class R6	5.34%	—	41,156	(3,867)	(896)	(186)	1,240	3,140	36,207
Invesco Short Duration Inflation Protected Fund–Class R6	2.18%	—	15,077	—	(321)	—	340	1,463	14,756
Invesco Short Term Bond Fund–Class R6	2.96%	—	22,255	(1,882)	(258)	(31)	445	2,383	20,084
iShares Core U.S. Aggregate Bond ETF(c)	4.85%	—	36,882	(3,373)	(480)	(123)	735	309	32,906
Total Fixed-Income Funds		—	225,633	(16,383)	(5,945)	(766)	5,704		202,539

Foreign Equity Funds–17.47%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	5.32%	—	43,301	(1,174)	(5,771)	(262)	872	962	36,094
Invesco FTSE RAFI Emerging Markets ETF	1.77%	—	13,391	—	(1,410)	—	316	606	11,981
Invesco International Growth Fund–Class R6	4.26%	—	35,462	—	(6,568)	2,029	380	1,018	28,894
Invesco International Select Equity Fund–Class R6(d)	3.06%	—	26,206	—	(5,427)	1,134	207	2,266	20,779
Invesco S&P Emerging Markets Low Volatility ETF	1.08%	—	8,124	—	(798)	—	327	322	7,326
iShares Core MSCI EAFE ETF(c)	1.98%	—	15,550	—	(2,130)	—	340	244	13,420
Total Foreign Equity Funds		—	142,034	(1,174)	(22,104)	2,901	2,442		118,494

Real Estate Funds–2.38%
Invesco Global Real Estate Income Fund–Class R6	2.38%	—	17,710	(501)	(1,057)	(37)	502	1,914	16,115

Money Market Funds–11.88%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	4.16%	—	194,113	(165,924)	—	—	45	28,189	28,189
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	2.97%	—	136,819	(116,684)	—	—	44	20,133	20,135
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	4.75%	—	221,841	(189,625)	—	—	54	32,216	32,216
Total Money Market Funds		—	552,773	(472,233)	—	—	143		80,540
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $813,905)	110.90%	$—	$1,318,593	$(503,325)	$(61,733)	$7,789 (e)	$13,681		$752,172
OTHER ASSETS LESS LIABILITIES	(10.90)%								(73,952)
NET ASSETS	100.00%								$678,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco All Cap Market Neutral Fund	$449
Invesco Comstock Fund	903
Invesco Diversified Dividend Fund	901
Invesco Equally-Weighted S&P 500 Fund	1,252
Invesco Growth and Income Fund	1,301
Invesco International Growth Fund	2,029
Invesco International Select Equity Fund	1,134
Invesco Long/Short Equity Fund	639
Invesco U.S. Managed Volatility Fund	544

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2040 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.04%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Alternative Funds–0.73%
Invesco Global Targeted Returns Fund–Class R6	0.73%	$—	$5,349	$—	$(246)	$—	$109	537	$5,103

Asset Allocation Funds–0.57%
Invesco Macro Allocation Strategy Fund–Class R6	0.57%	—	4,087	—	(116)	—	12	435	3,971

Domestic Equity Funds–51.31%
Invesco Comstock Fund–Class R6	2.78%	—	23,354	—	(4,043)	1,279	297	898	19,311
Invesco Diversified Dividend Fund–Class R6	5.16%	—	41,416	(668)	(4,888)	1,559	804	2,051	35,830
Invesco Equally-Weighted S&P 500 Fund–Class R6	4.68%	—	37,400	—	(4,874)	1,416	541	623	32,526
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	3.31%	—	26,782	(700)	(3,166)	43	222	202	22,959
Invesco Growth and Income Fund–Class R6	1.99%	—	17,278	—	(3,458)	1,345	221	674	13,820
Invesco Long/Short Equity Fund–Class R6(b)	1.97%	—	17,105	—	(3,391)	1,113	—	1,497	13,714
Invesco Russell Top 200 Pure Growth ETF	8.32%	—	64,695	(5,666)	(1,600)	346	423	1,262	57,775
Invesco S&P MidCap Low Volatility ETF	2.61%	—	18,699	—	(543)	—	300	409	18,156
Invesco S&P SmallCap Low Volatility ETF	2.30%	—	17,192	—	(1,245)	—	340	374	15,947
Invesco U.S. Managed Volatility Fund–Class R6	15.68%	—	125,013	(5,529)	(10,738)	646	1,999	11,900	108,882
iShares Core S&P 500 ETF(c)	0.91%	—	6,719	—	(428)	—	102	25	6,291
iShares Core S&P Mid-Cap ETF(c)	1.60%	—	12,553	—	(1,428)	—	130	67	11,125
Total Domestic Equity Funds		—	408,206	(12,563)	(39,802)	7,747	5,379		356,336

Fixed-Income Funds–21.71%
Invesco 1-30 Laddered Treasury ETF	4.12%	—	32,429	(3,605)	(36)	(147)	491	897	28,641
Invesco Core Plus Bond Fund–Class R6	2.85%	—	22,422	(1,691)	(804)	(96)	579	1,931	19,831
Invesco Emerging Markets Sovereign Debt ETF	1.46%	—	10,954	—	(835)	—	384	383	10,119
Invesco Floating Rate Fund–Class R6	0.59%	—	4,259	—	(168)	—	149	567	4,091
Invesco High Yield Fund–Class R6	0.57%	—	4,268	—	(317)	—	174	1,029	3,951
Invesco Quality Income Fund–Class R6	4.63%	—	36,191	(3,200)	(681)	(157)	1,067	2,789	32,153
Invesco Short Duration Inflation Protected Fund–Class R6	0.74%	—	5,227	—	(118)	—	125	506	5,109
Invesco Short Term Bond Fund–Class R6	2.61%	—	19,535	(1,160)	(246)	(15)	404	2,149	18,114
iShares Core U.S. Aggregate Bond ETF(c)	4.14%	—	31,908	(2,738)	(315)	(103)	624	270	28,752
Total Fixed-Income Funds		—	167,193	(12,394)	(3,520)	(518)	3,997		150,761

Foreign Equity Funds–22.08%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	6.91%	—	55,761	—	(7,773)	—	1,121	1,279	47,988
Invesco FTSE RAFI Emerging Markets ETF	2.00%	—	15,367	—	(1,508)	—	350	701	13,859
Invesco International Growth Fund–Class R6	5.66%	—	48,432	—	(9,124)	2,945	552	1,385	39,308
Invesco International Select Equity Fund–Class R6(d)	3.72%	—	32,670	—	(6,861)	1,496	273	2,814	25,809
Invesco S&P Emerging Markets Low Volatility ETF	1.79%	—	13,708	—	(1,286)	—	560	546	12,422
iShares Core MSCI EAFE ETF(c)	2.00%	—	16,055	—	(2,140)	—	338	253	13,915
Total Foreign Equity Funds		—	181,993	—	(28,692)	4,441	3,194		153,301

Real Estate Funds–2.56%
Invesco Global Real Estate Income Fund–Class R6	2.56%	—	19,385	(402)	(1,196)	(27)	559	2,109	17,760

Money Market Funds–1.08%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.38%	—	211,308	(208,677)	—	—	56	2,631	2,631
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.27%	—	149,597	(147,718)	—	(1)	47	1,877	1,878
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.43%	—	241,493	(238,487)	—	—	59	3,006	3,006
Total Money Market Funds		—	602,398	(594,882)	—	(1)	162		7,515
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $768,319)	100.04%	$—	$1,388,611	$(620,241)	$(73,572)	$11,642 (e)	$13,412		$694,747
OTHER ASSETS LESS LIABILITIES	(0.04)%								(305)
NET ASSETS	100.00%								$694,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$1,279
Invesco Diversified Dividend Fund	1,589
Invesco Equally-Weighted S&P 500 Fund	1,416
Invesco Growth and Income Fund	1,345
Invesco International Growth Fund	2,945
Invesco International Select Equity Fund	1,496
Invesco Long/Short Equity Fund	1,113
Invesco U.S. Managed Volatility Fund	510

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2045 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–97.21%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–55.10%
Invesco Comstock Fund–Class R6	3.54%	$—	$27,433	$—	$(4,554)	$1,450	$382	1,064	$22,879
Invesco Diversified Dividend Fund–Class R6	6.97%	—	51,597	(715)	(5,756)	1,785	1,102	2,576	45,002
Invesco Equally-Weighted S&P 500 Fund–Class R6	5.34%	—	39,793	(714)	(4,629)	1,475	549	661	34,487
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	3.72%	—	28,047	(1,276)	(2,884)	95	272	211	23,982
Invesco Growth and Income Fund–Class R6	1.37%	—	10,977	—	(2,116)	811	152	432	8,861
Invesco Long/Short Equity Fund–Class R6(b)	1.28%	—	10,422	—	(2,140)	693	—	904	8,282
Invesco Russell Top 200 Pure Growth ETF	10.86%	—	75,694	(5,987)	(468)	850	578	1,531	70,089
Invesco S&P MidCap Low Volatility ETF	2.92%	—	19,933	(868)	(248)	49	362	425	18,866
Invesco S&P SmallCap Low Volatility ETF	2.73%	—	19,674	(982)	(1,138)	56	424	413	17,610
Invesco U.S. Managed Volatility Fund–Class R6	13.19%	—	96,792	(4,634)	(7,027)	414	1,502	9,307	85,162
iShares Core S&P 500 ETF(c)	1.79%	—	12,291	—	(717)	—	213	46	11,574
iShares Core S&P Mid-Cap ETF(c)	1.39%	—	10,034	—	(1,067)	—	122	54	8,967
Total Domestic Equity Funds		—	402,687	(15,176)	(32,744)	7,678	5,658		355,761

Fixed-Income Funds–15.35%
Invesco 1-30 Laddered Treasury ETF	3.73%	—	25,169	(766)	(311)	(17)	484	754	24,075
Invesco Core Plus Bond Fund–Class R6	2.33%	—	15,844	—	(802)	—	507	1,465	15,042
Invesco Emerging Markets Sovereign Debt ETF	1.06%	—	7,569	—	(726)	—	309	259	6,843
Invesco Quality Income Fund–Class R6	4.20%	—	28,526	(517)	(878)	(23)	1,054	2,351	27,108
Invesco Short Term Bond Fund–Class R6	0.86%	—	5,660	—	(95)	—	149	660	5,565
iShares Core U.S. Aggregate Bond ETF(c)	3.17%	—	20,869	—	(423)	—	514	192	20,446
Total Fixed-Income Funds		—	103,637	(1,283)	(3,235)	(40)	3,017		99,079

Foreign Equity Funds–23.52%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	7.18%	—	55,483	(871)	(8,077)	(198)	1,249	1,235	46,337
Invesco FTSE RAFI Emerging Markets ETF	1.91%	—	13,910	—	(1,593)	—	339	623	12,317
Invesco International Growth Fund–Class R6	6.54%	—	53,065	(897)	(9,649)	2,722	567	1,487	42,215
Invesco International Select Equity Fund–Class R6(d)	4.11%	—	34,324	(595)	(6,943)	1,246	267	2,898	26,569
Invesco S&P Emerging Markets Low Volatility ETF	1.87%	—	13,479	—	(1,422)	—	566	530	12,057
iShares Core MSCI EAFE ETF(c)	1.91%	—	14,500	—	(2,125)	—	347	225	12,375
Total Foreign Equity Funds		—	184,761	(2,363)	(29,809)	3,770	3,335		151,870

Real Estate Funds–2.27%
Invesco Global Real Estate Income Fund–Class R6	2.27%	—	15,666	—	(979)	—	514	1,744	14,687

Money Market Funds–0.97%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.34%	—	180,334	(178,145)	—	—	53	2,189	2,189
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.24%	—	126,933	(125,369)	—	(1)	47	1,563	1,563
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.39%	—	206,046	(203,552)	—	—	55	2,494	2,494
Total Money Market Funds		—	513,313	(507,066)	—	(1)	155		6,246
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $694,410)	97.21%	$—	$1,220,064	$(525,888)	$(66,767)	$11,407 (e)	$12,679		$627,643
OTHER ASSETS LESS LIABILITIES	2.79%								17,987
NET ASSETS	100.00%								$645,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51                         Invesco Peak RetirementTM Funds

Investment Abbreviations:

ETF – Exchange Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$1,450
Invesco Diversified Dividend Fund	1,909
Invesco Equally-Weighted S&P 500 Fund	1,438
Invesco Growth and Income Fund	811
Invesco International Growth Fund	3,026
Invesco International Select Equity Fund	1,463
Invesco Long/Short Equity Fund	693
Invesco U.S. Managed Volatility Fund	383

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2050 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.06%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–60.86%
Invesco Comstock Fund–Class R6	4.62%	$—	$45,552	$(2,030)	$(7,433)	$2,481	$521	1,679	$36,095
Invesco Diversified Dividend Fund–Class R6	9.08%	—	85,007	(4,355)	(9,424)	2,927	1,508	4,062	70,959
Invesco Equally-Weighted S&P 500 Fund–Class R6	6.65%	—	62,946	(3,219)	(7,642)	2,174	876	995	51,964
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	4.00%	—	37,677	(2,132)	(4,381)	93	304	275	31,257
Invesco Growth and Income Fund–Class R6	0.39%	—	3,791	—	(709)	289	44	150	3,082
Invesco Long/Short Equity Fund–Class R6(b)	0.70%	—	6,605	—	(1,177)	426	—	593	5,428
Invesco Russell Top 200 Pure Growth ETF	12.92%	—	115,387	(11,430)	(3,346)	288	733	2,204	100,899
Invesco S&P MidCap Low Volatility ETF	2.98%	—	25,023	(910)	(869)	16	373	524	23,260
Invesco S&P SmallCap Low Volatility ETF	3.53%	—	32,068	(2,071)	(2,495)	43	602	646	27,545
Invesco U.S. Managed Volatility Fund–Class R6	11.82%	—	108,383	(6,950)	(8,814)	132	1,706	10,089	92,316
iShares Core S&P 500 ETF(c)	3.19%	—	28,228	(1,403)	(1,938)	22	390	99	24,909
iShares Core S&P Mid-Cap ETF(c)	0.98%	—	8,658	—	(1,019)	—	85	46	7,639
Total Domestic Equity Funds		—	559,325	(34,500)	(49,247)	8,891	7,142		475,353

Fixed-Income Funds–11.31%
Invesco 1-30 Laddered Treasury ETF	3.58%	—	31,156	(2,990)	(118)	(77)	452	876	27,971
Invesco Core Plus Bond Fund–Class R6	2.42%	—	21,064	(1,371)	(729)	(68)	510	1,840	18,896
Invesco Emerging Markets Sovereign Debt ETF	0.37%	—	3,098	—	(218)	—	100	109	2,880
Invesco Quality Income Fund–Class R6	3.78%	—	32,479	(2,171)	(646)	(83)	914	2,565	29,579
iShares Core U.S. Aggregate Bond ETF(c)	1.16%	—	9,179	—	(127)	—	179	85	9,052
Total Fixed-Income Funds		—	96,976	(6,532)	(1,838)	(228)	2,155		88,378

Foreign Equity Funds–25.41%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	7.67%	—	73,224	(4,017)	(8,921)	(404)	1,350	1,596	59,882
Invesco FTSE RAFI Emerging Markets ETF	2.27%	—	20,703	(1,098)	(1,736)	(96)	430	899	17,773
Invesco International Growth Fund–Class R6	6.92%	—	69,959	(3,974)	(11,364)	3,559	768	1,906	54,085
Invesco International Select Equity Fund–Class R6(d)	4.34%	—	45,243	(2,722)	(8,307)	1,675	368	3,694	33,870
Invesco S&P Emerging Markets Low Volatility ETF	1.94%	—	17,561	(811)	(1,508)	(45)	686	668	15,197
iShares Core MSCI EAFE ETF(c)	2.27%	—	21,310	(900)	(2,660)	(40)	424	322	17,710
Total Foreign Equity Funds		—	248,000	(13,522)	(34,496)	4,649	4,026		198,517

Real Estate Funds–1.37%
Invesco Global Real Estate Income Fund–Class R6	1.37%	—	11,959	(500)	(737)	(1)	311	1,273	10,721

Money Market Funds–1.11%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.39%	—	244,383	(241,354)	—	—	62	3,029	3,029
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.28%	—	173,250	(171,088)	—	(1)	52	2,160	2,161
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.44%	—	279,292	(275,831)	—	—	67	3,461	3,461
Total Money Market Funds		—	696,925	(688,273)	—	(1)	181		8,651
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $867,938)	100.06%	$—	$1,613,185	$(743,327)	$(86,318)	$13,310 (e)	$13,815		$781,620
OTHER ASSETS LESS LIABILITIES	(0.06)%								(500)
NET ASSETS	100.00%								$781,120

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53                         Invesco Peak RetirementTM Funds

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$2,475
Invesco Diversified Dividend Fund	3,196
Invesco Equally-Weighted S&P 500 Fund	2,295
Invesco Growth and Income Fund	289
Invesco International Growth Fund	4,095
Invesco International Select Equity Fund	2,019
Invesco Long/Short Equity Fund	426
Invesco U.S. Managed Volatility Fund	435

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2055 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.09%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–64.50%
Invesco Comstock Fund–Class R6	6.05%	$—	$36,826	$(701)	$(6,923)	$1,983	$594	1,349	$28,995
Invesco Diversified Dividend Fund–Class R6	9.74%	—	57,180	(2,882)	(7,253)	1,966	1,378	2,671	46,659
Invesco Equally-Weighted S&P 500 Fund–Class R6	7.72%	—	44,917	(1,616)	(6,106)	1,645	710	708	36,979
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	4.86%	—	28,227	(1,541)	(3,483)	97	299	205	23,300
Invesco Long/Short Equity Fund–Class R6(b)	0.17%	—	1,063	—	(247)	74	—	89	815
Invesco Russell Top 200 Pure Growth ETF	14.45%	—	75,697	(6,219)	(458)	199	644	1,512	69,219
Invesco S&P MidCap Low Volatility ETF	2.59%	—	13,420	(676)	(308)	(7)	274	280	12,429
Invesco S&P SmallCap Low Volatility ETF	3.68%	—	20,588	(1,515)	(1,543)	80	477	413	17,610
Invesco U.S. Managed Volatility Fund–Class R6	10.24%	—	56,860	(2,849)	(4,772)	66	995	5,361	49,051
iShares Core S&P 500 ETF(c)	3.99%	—	20,592	—	(1,470)	—	409	76	19,122
iShares Core S&P Mid-Cap ETF(c)	1.01%	—	5,497	—	(681)	—	74	29	4,816
Total Domestic Equity Funds		—	360,867	(17,999)	(33,244)	6,103	5,854		308,995

Fixed-Income Funds–6.67%
Invesco 1-30 Laddered Treasury ETF	2.84%	—	17,181	(3,293)	(154)	(132)	316	426	13,602
Invesco Core Plus Bond Fund–Class R6	0.98%	—	5,686	(696)	(254)	(45)	182	457	4,691
Invesco Quality Income Fund–Class R6	2.85%	—	16,579	(2,368)	(455)	(114)	619	1,183	13,642
Total Fixed-Income Funds		—	39,446	(6,357)	(863)	(291)	1,117		31,935

Foreign Equity Funds–27.02%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	7.76%	—	46,511	(1,364)	(7,658)	(307)	1,166	991	37,182
Invesco FTSE RAFI Emerging Markets ETF	2.54%	—	15,082	(1,195)	(1,655)	(73)	389	615	12,159
Invesco International Growth Fund–Class R6	7.21%	—	45,040	(813)	(9,401)	2,510	522	1,217	34,551
Invesco International Select Equity Fund–Class R6(d)	4.68%	—	30,462	(742)	(7,042)	1,138	257	2,443	22,408
Invesco S&P Emerging Markets Low Volatility ETF	2.30%	—	13,078	(581)	(1,418)	(68)	597	484	11,011
iShares Core MSCI EAFE ETF(c)	2.53%	—	14,533	—	(2,378)	—	371	221	12,155
Total Foreign Equity Funds		—	164,706	(4,695)	(29,552)	3,200	3,302		129,466

Real Estate Funds–0.40%
Invesco Global Real Estate Income Fund–Class R6	0.40%	—	2,050	—	(152)	—	74	225	1,898

Money Market Funds–1.50%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	0.52%	—	128,876	(126,368)	—	—	42	2,508	2,508
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	0.38%	—	90,090	(88,298)	—	—	37	1,792	1,792
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	0.60%	—	147,286	(144,419)	—	—	44	2,867	2,867
Total Money Market Funds		—	366,252	(359,085)	—	—	123		7,167
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $543,272)	100.09%	$—	$933,321	$(388,136)	$(63,811)	$9,012 (e)	$10,470		$479,461
OTHER ASSETS LESS LIABILITIES	(0.09)%								(410)
NET ASSETS	100.00%								$479,051

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55                         Invesco Peak RetirementTM Funds

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from December 31, 2018.
(c)	Not affiliated with Invesco Advisers, Inc.
(d)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(e)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$2,190
Invesco Diversified Dividend Fund	2,352
Invesco Equally-Weighted S&P 500 Fund	1,861
Invesco International Growth Fund	2,785
Invesco International Select Equity Fund	1,408
Invesco Long/Short Equity Fund	75
Invesco U.S. Managed Volatility Fund	254

(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2060 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers–100.09%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–66.38%
Invesco Comstock Fund–Class R6	6.82%	$—	$40,206	$(871)	$(7,556)	$2,116	$652	1,466	$31,522
Invesco Diversified Dividend Fund–Class R6	9.73%	—	55,000	(2,644)	(6,965)	1,864	1,359	2,573	44,952
Invesco Equally-Weighted S&P 500 Fund–Class R6	8.46%	—	47,859	(2,389)	(6,176)	1,692	719	749	39,100
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	5.46%	—	30,371	(1,555)	(3,695)	111	321	222	25,232
Invesco Russell Top 200 Pure Growth ETF	15.31%	—	79,370	(8,698)	(444)	502	658	1,545	70,730
Invesco S&P MidCap Low Volatility ETF	2.49%	—	12,465	(682)	(286)	—	254	259	11,497
Invesco S&P SmallCap Low Volatility ETF	3.46%	—	17,955	(636)	(1,364)	35	433	375	15,990
Invesco U.S. Managed Volatility Fund–Class R6	9.80%	—	55,141	(5,493)	(4,335)	189	909	4,947	45,270
iShares Core S&P 500 ETF(b)	3.92%	—	20,859	(1,344)	(1,381)	(18)	400	72	18,116
iShares Core S&P Mid-Cap ETF(b)	0.93%	—	4,990	—	(672)	—	74	26	4,318
Total Domestic Equity Funds		—	364,216	(24,312)	(32,874)	6,491	5,779		306,727

Fixed-Income Funds–4.91%
Invesco 1-30 Laddered Treasury ETF	2.45%	—	13,142	(1,557)	(208)	(42)	269	355	11,335
Invesco Quality Income Fund–Class R6	2.46%	—	13,308	(1,469)	(421)	(65)	525	985	11,353
Total Fixed-Income Funds		—	26,450	(3,026)	(629)	(107)	794		22,688

Foreign Equity Funds–27.37%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	7.76%	—	45,108	(1,402)	(7,523)	(314)	1,160	956	35,869
Invesco FTSE RAFI Emerging Markets ETF	2.47%	—	13,748	(556)	(1,695)	(90)	387	577	11,407
Invesco International Growth Fund–Class R6	7.40%	—	45,131	(1,206)	(9,334)	2,382	523	1,204	34,185
Invesco International Select Equity Fund–Class R6(c)	4.87%	—	30,782	(980)	(6,944)	1,015	250	2,454	22,502
Invesco S&P Emerging Markets Low Volatility ETF	2.41%	—	13,253	(581)	(1,479)	(68)	625	489	11,125
iShares Core MSCI EAFE ETF(b)	2.46%	—	13,727	—	(2,342)	—	370	207	11,385
Total Foreign Equity Funds		—	161,749	(4,725)	(29,317)	2,925	3,315		126,473

Money Market Funds–1.43%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	0.50%	—	126,091	(123,772)	—	—	39	2,319	2,319
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	0.36%	—	88,583	(86,927)	—	—	34	1,656	1,656
Invesco Treasury Portfolio–Institutional Class, 2.30%(e)	0.57%	—	144,071	(141,436)	—	—	41	2,635	2,635
Total Money Market Funds		—	358,745	(352,135)	—	—	114		6,610
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $525,318)	100.09%	$—	$911,160	$(384,198)	$(62,820)	$9,309 (d)	$10,002		$462,498
OTHER ASSETS LESS LIABILITIES	(0.09)%								(425)
NET ASSETS	100.00%								$462,073

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57                         Invesco Peak RetirementTM Funds

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$2,373
Invesco Diversified Dividend Fund	2,303
Invesco Equally-Weighted S&P 500 Fund	1,886
Invesco International Growth Fund	2,788
Invesco International Select Equity Fund	1,371
Invesco U.S. Managed Volatility Fund	232

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58                         Invesco Peak RetirementTM Funds

Schedule of Investments—(continued)

December 31, 2018

Invesco Peak Retirement™ 2065 Fund

Schedule of Investments in Affiliated and Unaffiliated Issuers—100.11%(a)

	% of Net Assets 12/31/18	Value 01/03/18 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/18	Value 12/31/18
Domestic Equity Funds–66.18%
Invesco Comstock Fund–Class R6	6.85%	$—	$102,447	$(60,494)	$(7,760)	$714		$669	1,510	$32,475
Invesco Diversified Dividend Fund–Class R6	9.76%	—	145,040	(89,997)	(7,228)	808		1,368	2,651	46,321
Invesco Equally-Weighted S&P 500 Fund–Class R6	8.34%	—	123,688	(76,134)	(6,354)	299		735	758	39,572
Invesco FTSE RAFI U.S. 1500 Small-Mid ETF	5.46%	—	82,320	(52,104)	(3,782)	(520)		335	228	25,914
Invesco Russell Top 200 Pure Growth ETF	15.24%	—	216,067	(143,025)	(476)	(279)		674	1,579	72,287
Invesco S&P MidCap Low Volatility ETF	2.48%	—	35,055	(22,792)	(291)	(209)		264	265	11,763
Invesco S&P SmallCap Low Volatility ETF	3.44%	—	49,561	(31,447)	(1,370)	(413)		451	383	16,331
Invesco U.S. Managed Volatility Fund–Class R6	9.69%	—	142,343	(90,326)	(4,455)	(1,378)		925	5,022	45,948
iShares Core S&P 500 ETF(b)	3.98%	—	55,393	(34,763)	(1,510)	(249)		416	75	18,871
iShares Core S&P Mid-Cap ETF(b)	0.94%	—	13,322	(8,045)	(705)	(88)		77	27	4,484
Total Domestic Equity Funds		—	965,236	(609,127)	(33,931)	(1,315)		5,914		313,966

Fixed-Income Funds–4.92%
Invesco 1-30 Laddered Treasury ETF	2.46%	—	35,430	(23,347)	(53)	(376)		276	365	11,654
Invesco Quality Income Fund–Class R6	2.46%	—	35,843	(23,608)	(301)	(250)		534	1,013	11,684
Total Fixed-Income Funds		—	71,273	(46,955)	(354)	(626)		810		23,338

Foreign Equity Funds–27.62%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	7.79%	—	119,700	(73,826)	(7,579)	(1,338)		1,153	985	36,957
Invesco FTSE RAFI Emerging Markets ETF	2.54%	—	36,173	(22,080)	(1,801)	(252)		386	609	12,040
Invesco International Growth Fund–Class R6	7.43%	—	114,115	(68,253)	(9,528)	1,759		536	1,242	35,234
Invesco International Select Equity Fund–Class R6(c)	4.88%	—	76,978	(45,741)	(7,085)	451		261	2,527	23,174
Invesco S&P Emerging Markets Low Volatility ETF	2.51%	—	35,751	(21,996)	(1,602)	(255)		648	523	11,898
iShares Core MSCI EAFE ETF(b)	2.47%	—	36,274	(21,911)	(2,381)	(267)		385	213	11,715
Total Foreign Equity Funds		—	418,991	(253,807)	(29,976)	98		3,369		131,018

Money Market Funds–1.39%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(e)	0.49%	—	446,005	(443,688)	—	—		77	2,317	2,317
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(e)	0.35%	—	317,263	(315,630)	—	22		67	1,655	1,655
Invesco Treasury Portfolio–Institutional Class, 2.30%(e)	0.55%	—	509,439	(506,830)	—	—		84	2,609	2,609
Total Money Market Funds		—	1,272,707	(1,266,148)	—	22		228		6,581
TOTAL INVESTMENTS IN AFFILIATED AND UNAFFILIATED ISSUERS (Cost $539,164)	100.11%	$—	$2,728,207	$(2,176,037)	$(64,261)	$(1,821	)(d)	$10,321		$474,903
OTHER ASSETS LESS LIABILITIES	(0.11)%									(517)
NET ASSETS	100.00%									$474,386

Investment Abbreviations:

ETF – Exchange Traded Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59                         Invesco Peak RetirementTM Funds

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser, unless otherwise noted.
(b)	Not affiliated with Invesco Advisers, Inc.
(c)	Effective November 30, 2018, Invesco International Companies Fund was renamed as Invesco International Select Equity Fund.
(d)	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Comstock Fund	$2,432
Invesco Diversified Dividend Fund	2,302
Invesco Equally-Weighted S&P 500 Fund	1,927
Invesco International Growth Fund	2,859
Invesco International Select Equity Fund	1,429
Invesco U.S. Managed Volatility Fund	236

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60                         Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities

December 31, 2018

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund
Assets:
Investments in affiliated underlying funds, at value	$411,419	$572,714	$672,535	$785,892	$725,536	$699,038
Investments in unaffiliated underlying funds, at value	53,080	73,633	92,865	105,879	77,076	53,134
Cash	—	—	—	—	25,156	—
Receivable for:
Fund shares sold	—	5,259	—	1,225	730	—
Dividends — affiliated underlying funds	57	69	34	27	22	22
Dividends — unaffiliated underlying funds	15	15	30	36	10	—
Investment for trustee deferred compensation and retirement plans	3,366	3,366	3,366	3,366	3,366	3,366
Other assets	48,531	52,158	53,837	52,986	53,045	52,326
Total assets	516,468	707,214	822,667	949,411	884,941	807,886

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	—	—	—	—	—	66,974
Investments purchased — unaffiliated underlying funds	—	—	—	—	—	6,623
Accrued fees to affiliates	13,659	19,109	16,142	19,357	16,381	16,329
Accrued trustees’ and officers’ fees and benefits	3,941	3,941	3,941	3,942	3,942	3,941
Accrued other operating expenses	30,680	29,114	34,175	35,743	33,719	32,433
Trustee deferred compensation and retirement plans	3,366	3,366	3,366	3,366	3,366	3,366
Total liabilities	51,646	55,530	57,624	62,408	57,408	129,666
Net assets applicable to shares outstanding	$464,822	$651,684	$765,043	$887,003	$827,533	$678,220

Net assets consist of:
Shares of beneficial interest	$500,301	$694,109	$807,200	$938,965	$892,014	$732,705
Distributable earnings	(35,479)	(42,425)	(42,157)	(51,962)	(64,481)	(54,485)
	$464,822	$651,684	$765,043	$887,003	$827,533	$678,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61                         Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities—(continued)

December 31, 2018

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund
Net Assets:
Class A	$38,120	$120,963	$227,116	$374,817	$375,453	$127,095
Class C	$9,277	$109,119	$114,636	$90,698	$10,612	$84,092
Class R	$9,282	$9,347	$9,402	$9,355	$33,834	$65,079
Class Y	$37,113	$37,487	$37,636	$37,476	$37,067	$36,550
Class R5	$92,770	$93,704	$94,076	$93,677	$92,654	$91,364
Class R6	$278,260	$281,064	$282,177	$280,980	$277,913	$274,040

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	4,111	12,932	24,178	40,071	40,584	13,935
Class C	1,001	11,727	12,217	9,723	1,148	9,233
Class R	1,001	1,001	1,001	1,001	3,658	7,140
Class Y	4,001	4,001	4,001	4,001	4,001	4,001
Class R5	10,001	10,001	10,001	10,001	10,001	10,001
Class R6	30,001	30,001	30,001	30,001	30,001	30,001
Class A:
Net asset value per share	$9.27	$9.35	$9.39	$9.35	$9.25	$9.12
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.81	$9.89	$9.94	$9.89	$9.79	$9.65
Class C:
Net asset value and offering price per share	$9.27	$9.30	$9.38	$9.33	$9.24	$9.11
Class R:
Net asset value and offering price per share	$9.27	$9.34	$9.39	$9.35	$9.25	$9.11
Class Y:
Net asset value and offering price per share	$9.28	$9.37	$9.41	$9.37	$9.26	$9.14
Class R5:
Net asset value and offering price per share	$9.28	$9.37	$9.41	$9.37	$9.26	$9.14
Class R6:
Net asset value and offering price per share	$9.28	$9.37	$9.41	$9.37	$9.26	$9.13
Cost of Investments in affiliated underlying funds	$445,730	$614,915	$714,932	$838,357	$792,520	$757,327
Cost of Investments in unaffiliated underlying funds	$56,058	$76,871	$97,427	$111,385	$82,168	$56,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62                         Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities—(continued)

December 31, 2018

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
Assets:
Investments in affiliated underlying funds, at value	$634,664	$574,281	$722,310	$443,368	$428,679	$439,833
Investments in unaffiliated underlying funds, at value	60,083	53,362	59,310	36,093	33,819	35,070
Cash	—	18,661	—	—	—	—
Receivable for:
Fund shares sold	49	—	193	110	70	—
Dividends — affiliated underlying funds	26	23	33	14	13	11
Dividends — unaffiliated underlying funds	8	15	34	24	23	24
Investment for trustee deferred compensation and retirement plans	3,366	3,366	3,366	3,366	3,366	3,366
Other assets	53,242	52,964	53,123	53,032	53,007	48,960
Total assets	751,438	702,672	838,369	536,007	518,977	527,264

Liabilities:
Payable for:
Accrued fees to affiliates	18,550	19,121	17,223	20,709	16,537	13,338
Accrued trustees’ and officers’ fees and benefits	3,941	3,941	3,941	3,941	3,941	3,941
Accrued other operating expenses	31,139	30,614	32,719	28,940	33,060	32,233
Trustee deferred compensation and retirement plans	3,366	3,366	3,366	3,366	3,366	3,366
Total liabilities	56,996	57,042	57,249	56,956	56,904	52,878
Net assets applicable to shares outstanding	$694,442	$645,630	$781,120	$479,051	$462,073	$474,386

Net assets consist of:
Shares of beneficial interest	$757,133	$702,430	$855,035	$534,697	$516,798	$540,757
Distributable earnings	(62,691)	(56,800)	(73,915)	(55,646)	(54,725)	(66,371)
	$694,442	$645,630	$781,120	$479,051	$462,073	$474,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63                         Invesco Peak RetirementTM Funds

Statements of Assets and Liabilities—(continued)

December 31, 2018

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
Net Assets:
Class A	$278,068	$142,120	$222,333	$53,311	$47,942	$48,865
Class C	$9,040	$69,985	$107,663	$23,345	$12,141	$24,229
Class R	$9,298	$37,156	$42,808	$8,935	$9,999	$8,913
Class Y	$36,194	$36,042	$46,976	$35,778	$35,644	$35,678
Class R5	$90,472	$90,094	$90,347	$89,432	$89,099	$89,187
Class R6	$271,370	$270,233	$270,993	$268,250	$267,248	$267,514

Shares outstanding, no par value, unlimited number of shares authorized:
Class A	30,792	15,794	24,662	5,966	5,383	5,427
Class C	1,001	7,825	12,015	2,623	1,366	2,730
Class R	1,030	4,135	4,757	1,001	1,124	1,001
Class Y	4,001	4,001	5,200	4,001	4,001	4,001
Class R5	10,001	10,001	10,001	10,001	10,001	10,001
Class R6	30,001	30,001	30,001	30,001	30,001	30,001
Class A:
Net asset value per share	$9.03	$9.00	$9.02	$8.94	$8.91	$9.00
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.56	$9.52	$9.54	$9.46	$9.43	$9.52
Class C:
Net asset value and offering price per share	$9.03	$8.94	$8.96	$8.90	$8.89	$8.88
Class R:
Net asset value and offering price per share	$9.03	$8.99	$9.00	$8.93	$8.90	$8.90
Class Y:
Net asset value and offering price per share	$9.05	$9.01	$9.03	$8.94	$8.91	$8.92
Class R5:
Net asset value and offering price per share	$9.05	$9.01	$9.03	$8.94	$8.91	$8.92
Class R6:
Net asset value and offering price per share	$9.05	$9.01	$9.03	$8.94	$8.91	$8.92
Cost of Investments in affiliated underlying funds	$703,925	$636,716	$802,884	$502,650	$487,104	$499,498
Cost of Investments in unaffiliated underlying funds	$64,394	$57,694	$65,054	$40,622	$38,214	$39,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64                         Invesco Peak RetirementTM Funds

Statements of Operations

For the period January 3, 2018 (commencement date) through December 31, 2018

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund
Investment income:
Dividends from affiliated underlying funds	$17,053	$17,709	$18,129	$18,170	$15,758	$12,525
Dividends from unaffiliated underlying funds	1,544	1,798	2,085	2,138	1,594	1,156
Total investment income	18,597	19,507	20,214	20,308	17,352	13,681

Expenses:
Administrative services fees	49,726	49,726	49,726	49,726	49,726	49,726
Custodian fees	6,614	6,355	6,396	6,669	6,295	6,354
Distribution fees:
Class A	98	205	239	455	414	201
Class C	97	336	1,041	622	100	107
Class R	49	49	49	49	50	106
Transfer agent fees — A, C, R and Y	555	593	682	866	787	723
Transfer agent fees — R5	15	17	15	26	15	15
Transfer agent fees — R6	46	51	46	79	46	44
Trustees’ and officers’ fees and benefits	18,271	18,272	18,273	18,273	18,272	18,271
Registration and filing fees	116,880	118,158	118,651	118,731	118,676	119,664
Reports to shareholders	14,563	15,128	16,896	16,513	16,461	14,164
Professional services fees	34,021	32,923	35,997	32,925	35,563	36,579
Other	8,111	8,705	8,574	8,528	8,588	8,586
Total expenses	249,046	250,518	256,585	253,462	254,993	254,540
Less: Expenses reimbursed and expense offset arrangement(s)	(248,221)	(249,200)	(254,287)	(251,302)	(253,497)	(253,249)
Net expenses	825	1,318	2,298	2,160	1,496	1,291
Net investment income	17,772	18,189	17,916	18,148	15,856	12,390

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(583)	(1,253)	(705)	(2,266)	(2,181)	(1,240)
Net realized gain (loss) on sales of unaffiliated underlying fund shares	(45)	(162)	(36)	(259)	(77)	(123)
Net realized gain from distributions of affiliated underlying fund shares	2069	4,139	5,851	8,616	10,123	9,152
	1,441	2,724	5,110	6,091	7,865	7,789
Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	(34,311)	(42,201)	(42,397)	(52,465)	(66,984)	(58,289)
Unaffiliated underlying fund shares	(2,978)	(3,238)	(4,562)	(5,506)	(5,092)	(3,444)
	(37,289)	(45,439)	(46,959)	(57,971)	(72,076)	(61,733)
Net realized and unrealized gain (loss)	(35,848)	(42,715)	(41,849)	(51,880)	(64,211)	(53,944)
Net increase (decrease) in net assets resulting from operations	$(18,076)	$(24,526)	$(23,933)	$(33,732)	$(48,355)	$(41,554)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65                         Invesco Peak RetirementTM Funds

Statements of Operations—(continued)

For the period January 3, 2018 (commencement date) through December 31, 2018

	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
Investment income:
Dividends from affiliated underlying funds	$12,218	$11,483	$12,737	$9,616	$9,158	$9,443
Dividends from unaffiliated underlying funds	1,194	1,196	1,078	854	844	878
Total investment income	13,412	12,679	13,815	10,470	10,002	10,321

Expenses:
Administrative services fees	49,726	49,726	49,726	49,726	49,726	49,726
Custodian fees	6,319	6,581	6,719	6,549	6,270	7,576
Distribution fees:
Class A	225	266	159	125	109	152
Class C	99	112	277	134	106	116
Class R	49	53	138	50	51	50
Transfer agent fees — A, C, R and Y	712	647	892	758	717	724
Transfer agent fees — R5	15	26	15	17	26	28
Transfer agent fees — R6	46	79	46	51	79	84
Trustees’ and officers’ fees and benefits	18,271	18,272	18,271	18,271	18,271	18,272
Registration and filing fees	118,651	118,651	118,651	118,651	118,651	117,241
Reports to shareholders	14,430	14,468	14,564	14,161	14,563	14,429
Professional services fees	36,033	34,126	36,043	33,602	36,042	35,003
Other	8,586	8,502	8,478	8,405	8,514	8,310
Total expenses	253,162	251,509	253,979	250,500	253,125	251,711
Less: Expenses reimbursed and expense offset arrangement(s)	(251,971)	(250,175)	(252,565)	(249,321)	(252,004)	(250,505)
Net expenses	1,191	1,334	1,414	1,179	1,121	1,206
Net investment income	12,221	11,345	12,401	9,291	8,881	9,115

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	52	234	(1,902)	(1,913)	(1,626)	(12,402)
Net realized gain (loss) on sales of unaffiliated underlying fund shares	(103)	—	(18)	—	(18)	(604)
Net realized gain from distributions of affiliated underlying fund shares	11,693	11,173	15,230	10,925	10,953	11,185
	11,642	11,407	13,310	9,012	9,309	(1,821)
Change in net unrealized appreciation (depreciation) of:
Affiliated underlying fund shares	(69,261)	(62,435)	(80,574)	(59,282)	(58,425)	(59,665)
Unaffiliated underlying fund shares	(4,311)	(4,332)	(5,744)	(4,529)	(4,395)	(4,596)
	(73,572)	(66,767)	(86,318)	(63,811)	(62,820)	(64,261)
Net realized and unrealized gain (loss)	(61,930)	(55,360)	(73,008)	(54,799)	(53,511)	(66,082)
Net increase (decrease) in net assets resulting from operations	$(49,709)	$(44,015)	$(60,607)	$(45,508)	$(44,630)	$(56,967)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66                         Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets

For the period January 3, 2018 (commencement date) through December 31, 2018

	Invesco Peak Retirement™ Now Fund	Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2025 Fund
	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$17,772	$18,189	$17,916	$18,148
Net realized gain (loss)	1,441	2,724	5,110	6,091
Change in net unrealized appreciation (depreciation)	(37,289)	(45,439)	(46,959)	(57,971)
Net increase (decrease) in net assets resulting from operations	(18,076)	(24,526)	(23,933)	(33,732)

Distributions to shareholders from distributable earnings:
Class A	(1,414)	(3,348)	(6,075)	(8,046)
Class C	(279)	(2,941)	(2,306)	(1,667)
Class R	(324)	(269)	(236)	(208)
Class Y	(1,474)	(1,151)	(1,082)	(952)
Class R5	(3,685)	(2,877)	(2,706)	(2,379)
Class R6	(11,053)	(8,631)	(8,118)	(7,137)
Total distributions to shareholders from distributable earnings	(18,229)	(19,217)	(20,523)	(20,389)

Share transactions–net:
Class A	41,077	129,331	238,570	395,395
Class C	10,010	116,056	120,889	95,689
Class R	10,010	10,010	10,010	10,010
Class Y	40,010	40,010	40,010	40,010
Class R5	100,010	100,010	100,010	100,010
Class R6	300,010	300,010	300,010	300,010
Net increase in net assets resulting from share transactions	501,127	695,427	809,499	941,124
Net increase in net assets	464,822	651,684	765,043	887,003

Net assets:
Beginning of period	—	—	—	—
End of period	$464,822	$651,684	$765,043	$887,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67                         Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets—(continued)

For the period January 3, 2018 (commencement date) through December 31, 2018

	Invesco Peak Retirement™ 2030 Fund	Invesco Peak Retirement™ 2035 Fund	Invesco Peak Retirement™ 2040 Fund	Invesco Peak Retirement™ 2045 Fund
	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$15,856	$12,390	$12,221	$11,345
Net realized gain	7,865	7,789	11,642	11,407
Change in net unrealized appreciation (depreciation)	(72,076)	(61,733)	(73,572)	(66,767)
Net increase (decrease) in net assets resulting from operations	(48,355)	(41,554)	(49,709)	(44,015)

Distributions to shareholders from distributable earnings:
Class A	(7,983)	(2,916)	(4,818)	(3,231)
Class C	(155)	(154)	(123)	(661)
Class R	(178)	(1,243)	(172)	(396)
Class Y	(847)	(901)	(824)	(894)
Class R5	(2,115)	(2,252)	(2,059)	(2,234)
Class R6	(6,345)	(6,756)	(6,177)	(6,702)
Total distributions to shareholders from distributable earnings	(17,623)	(14,222)	(14,173)	(14,118)

Share transactions–net:
Class A	407,532	139,575	298,024	155,009
Class C	11,439	84,591	10,010	71,019
Class R	34,510	69,800	10,260	37,705
Class Y	40,010	40,010	40,010	40,010
Class R5	100,010	100,010	100,010	100,010
Class R6	300,010	300,010	300,010	300,010
Net increase in net assets resulting from share transactions	893,511	733,996	758,324	703,763
Net increase in net assets	827,533	678,220	694,442	645,630

Net assets:
Beginning of period	—	—	—	—
End of period	$827,533	$678,220	$694,442	$645,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68                         Invesco Peak RetirementTM Funds

Statements of Changes in Net Assets—(continued)

For the period January 3, 2018 (commencement date) through December 31, 2018

	Invesco Peak Retirement™ 2050 Fund	Invesco Peak Retirement™ 2055 Fund	Invesco Peak Retirement™ 2060 Fund	Invesco Peak Retirement™ 2065 Fund
	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018	January 3, 2018 (commencement date) through December 31, 2018
Operations:
Net investment income	$12,401	$9,291	$8,881	$9,115
Net realized gain (loss)	13,310	9,012	9,309	(1,821)
Change in net unrealized appreciation (depreciation)	(86,318)	(63,811)	(62,820)	(64,261)
Net increase (decrease) in net assets resulting from operations	(60,607)	(45,508)	(44,630)	(56,967)

Distributions to shareholders from distributable earnings:
Class A	(3,979)	(1,160)	(1,057)	(982)
Class C	(1,823)	(404)	(193)	(400)
Class R	(779)	(183)	(201)	(169)
Class Y	(933)	(870)	(888)	(824)
Class R5	(1,802)	(2,175)	(2,219)	(2,059)
Class R6	(5,406)	(6,525)	(6,658)	(6,177)
Total distributions to shareholders from distributable earnings	(14,722)	(11,317)	(11,216)	(10,611)

Share transactions–net:
Class A	238,824	59,528	53,106	65,675
Class C	117,011	26,308	13,554	26,288
Class R	47,647	10,010	11,229	10,010
Class Y	52,563	40,010	40,010	39,971
Class R5	100,106	100,010	100,010	100,010
Class R6	300,298	300,010	300,010	300,010
Net increase in net assets resulting from share transactions	856,449	535,876	517,919	541,964
Net increase in net assets	781,120	479,051	462,073	474,386

Net assets:
Beginning of period	—	—	—	—
End of period	$781,120	$479,051	$462,073	$474,386

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Peak Retirement™ Now Fund, Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund (collectively, the “Funds”). Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or each class will be voted on exclusively by the shareholders of each Fund or each class.

The investment objective of each Fund is total return over time, consistent with its strategic target allocation.

Each Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”), exchange-traded funds advised by Invesco Capital Management (“Invesco Capital”), formerly Invesco PowerShares Capital Management LLC, an affiliate of Invesco, or other unaffiliated advisers. The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are publicly available.

69                         Invesco  Peak RetirementTM Funds

Each Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.

Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end-of-day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Funds may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

70                         Invesco  Peak RetirementTM Funds

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Invesco Peak Retirement™ Now Fund generally declares and pays dividends from net investment income, if any, monthly. Invesco Peak Retirement™ 2015 Fund, Invesco Peak Retirement™ 2020 Fund, Invesco Peak Retirement™ 2025 Fund, Invesco Peak Retirement™ 2030 Fund, Invesco Peak Retirement™ 2035 Fund, Invesco Peak Retirement™ 2040 Fund, Invesco Peak Retirement™ 2045 Fund, Invesco Peak Retirement™ 2050 Fund, Invesco Peak Retirement™ 2055 Fund, Invesco Peak Retirement™ 2060 Fund and Invesco Peak Retirement™ 2065 Fund generally declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds. Estimated expenses of the underlying funds are discussed further within Note 11.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Fund’s servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Other Risks — Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of an underlying fund more than would occur in a diversified fund.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

71                         Invesco  Peak RetirementTM Funds

Invesco has contractually agreed, through at least April 30, 2020, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (including estimated Acquired Fund Fees and Expenses and excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table (the “expense limits”):

	Class A	Class C	Class R	Class Y	Class R5	Class R6	Acquired Fund Fees and Expenses
Invesco Peak Retirement™ Now Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.44%
Invesco Peak Retirement™ 2015 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.43%
Invesco Peak Retirement™ 2020 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2025 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2030 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2035 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.40%
Invesco Peak Retirement™ 2040 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2045 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.40%
Invesco Peak Retirement™ 2050 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.41%
Invesco Peak Retirement™ 2055 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2060 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%
Invesco Peak Retirement™ 2065 Fund	0.81%	1.56%	1.06%	0.56%	0.56%	0.56%	0.39%

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues each Fund’s fee waiver agreement, it will terminate on April 30, 2020. During its term, each fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the period January 3, 2018 (commencement date) through December 31, 2018, Invesco reimbursed the following expenses:

	Fund Level	Class A	Class C	Class R	Class Y	Class R5	Class R6
Invesco Peak Retirement™ Now Fund	$247,605	$218	$53	$54	$214	$15	$46
Invesco Peak Retirement™ 2015 Fund	248,540	286	117	34	138	17	51
Invesco Peak Retirement™ 2020 Fund	253,544	255	277	26	105	15	46
Invesco Peak Retirement™ 2025 Fund	250,330	523	179	28	114	26	79
Invesco Peak Retirement™ 2030 Fund	252,649	564	34	34	134	15	46
Invesco Peak Retirement™ 2035 Fund	252,467	372	49	98	183	15	45
Invesco Peak Retirement™ 2040 Fund	251,198	417	46	46	183	15	46
Invesco Peak Retirement™ 2045 Fund	249,423	399	42	39	149	26	79
Invesco Peak Retirement™ 2050 Fund	251,612	341	149	148	231	15	46
Invesco Peak Retirement™ 2055 Fund	248,496	326	87	64	259	17	51
Invesco Peak Retirement™ 2060 Fund	251,182	292	71	68	266	26	79
Invesco Peak Retirement™ 2065 Fund	249,670	346	66	57	235	28	83

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the period January 3, 2018 (commencement date) through December 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the period January 3, 2018 (commencement date) through December 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of each Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the period January 3, 2018 (commencement date) through December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of each Fund’s shares prior to investment in Class A shares of the Funds. CDSC are deducted from

72                         Invesco  Peak RetirementTM Funds

redemption proceeds prior to remittance to the shareholder. During the period January 3, 2018 (commencement date) through December 31, 2018, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares:

Front End Sales Charges
Invesco Peak Retirement™ Now Fund	$—
Invesco Peak Retirement™ 2015 Fund	240
Invesco Peak Retirement™ 2020 Fund	—
Invesco Peak Retirement™ 2025 Fund	1,473
Invesco Peak Retirement™ 2030 Fund	83
Invesco Peak Retirement™ 2035 Fund	489
Invesco Peak Retirement™ 2040 Fund	72
Invesco Peak Retirement™ 2045 Fund	8
Invesco Peak Retirement™ 2050 Fund	566
Invesco Peak Retirement™ 2055 Fund	46
Invesco Peak Retirement™ 2060 Fund	40
Invesco Peak Retirement™ 2065 Fund	24

The underlying Invesco Funds pay no distribution fees for Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect each Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the period January 3, 2018 (commencement date) through December 31, 2018, the Funds received credits from these arrangements, which resulted in the reduction of each Fund’s total expenses of:

Transfer Agent Credits
Invesco Peak Retirement™ Now Fund	$16
Invesco Peak Retirement™ 2015 Fund	17
Invesco Peak Retirement™ 2020 Fund	19
Invesco Peak Retirement™ 2025 Fund	23
Invesco Peak Retirement™ 2030 Fund	21
Invesco Peak Retirement™ 2035 Fund	20
Invesco Peak Retirement™ 2040 Fund	20
Invesco Peak Retirement™ 2045 Fund	18
Invesco Peak Retirement™ 2050 Fund	23
Invesco Peak Retirement™ 2055 Fund	21
Invesco Peak Retirement™ 2060 Fund	20
Invesco Peak Retirement™ 2065 Fund	20

73                         Invesco  Peak RetirementTM Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statements of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Period January 3, 2018 (commencement date) through December 31, 2018:

	2018
	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Peak Retirement™ Now Fund	$18,229	$—	$18,229
Invesco Peak Retirement™ 2015 Fund	19,217	—	19,217
Invesco Peak Retirement™ 2020 Fund	20,523	—	20,523
Invesco Peak Retirement™ 2025 Fund	20,389		20,389
Invesco Peak Retirement™ 2030 Fund	17,623	—	17,623
Invesco Peak Retirement™ 2035 Fund	14,222	—	14,222
Invesco Peak Retirement™ 2040 Fund	14,173	—	14,173
Invesco Peak Retirement™ 2045 Fund	14,118	—	14,118
Invesco Peak Retirement™ 2050 Fund	14,722	—	14,722
Invesco Peak Retirement™ 2055 Fund	11,174	143	11,317
Invesco Peak Retirement™ 2060 Fund	11,216	—	11,216
Invesco Peak Retirement™ 2065 Fund	10,611	—	10,611

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation (Depreciation) – Investments	Shares of Beneficial Interest	Total Net Assets
Invesco Peak Retirement™ Now Fund	$402	$1,537	$(37,418)	$500,301	$464,822
Invesco Peak Retirement™ 2015 Fund	501	3,238	(46,164)	694,109	651,684
Invesco Peak Retirement™ 2020 Fund	383	5,505	(48,045)	807,200	765,043
Invesco Peak Retirement™ 2025 Fund	504	8,178	(60,644)	938,965	887,003
Invesco Peak Retirement™ 2030 Fund	444	9,582	(74,507)	892,014	827,533
Invesco Peak Retirement™ 2035 Fund	146	8,659	(63,290)	732,705	678,220
Invesco Peak Retirement™ 2040 Fund	298	11,160	(74,149)	757,133	694,442
Invesco Peak Retirement™ 2045 Fund	354	10,680	(67,834)	702,430	645,630
Invesco Peak Retirement™ 2050 Fund	546	14,510	(88,971)	855,035	781,120
Invesco Peak Retirement™ 2055 Fund	—	10,228	(65,874)	534,697	479,051
Invesco Peak Retirement™ 2060 Fund	79	10,389	(65,193)	516,798	462,073
Invesco Peak Retirement™ 2065 Fund	286	6,554	(73,211)	540,757	474,386

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds do not have a capital loss carryforward as of December 31, 2018.

74                         Invesco  Peak RetirementTM Funds

NOTE 8—Investment Transactions

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the period January 3, 2018 (commencement date) through December 31, 2018*		At December 31, 2018
	Purchases	Sales	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Invesco Peak Retirement™ Now Fund	$490,823	$17,150	$501,917	$—	$(37,418)	$(37,418)
Invesco Peak Retirement™ 2015 Fund	687,109	28,498	692,511	—	(46,164)	(46,164)
Invesco Peak Retirement™ 2020 Fund	828,155	29,997	813,445	—	(48,045)	(48,045)
Invesco Peak Retirement™ 2025 Fund	1,012,798	70,662	952,415	94	(60,738)	(60,644)
Invesco Peak Retirement™ 2030 Fund	896,686	30,123	877,119	—	(74,507)	(74,507)
Invesco Peak Retirement™ 2035 Fund	765,820	31,092	815,462	—	(63,290)	(63,290)
Invesco Peak Retirement™ 2040 Fund	786,213	25,359	768,896	—	(74,149)	(74,149)
Invesco Peak Retirement™ 2045 Fund	706,751	18,822	695,477	—	(67,834)	(67,834)
Invesco Peak Retirement™ 2050 Fund	916,260	55,054	870,591	—	(88,971)	(88,971)
Invesco Peak Retirement™ 2055 Fund	567,069	29,051	545,335	—	(65,874)	(65,874)
Invesco Peak Retirement™ 2060 Fund	552,415	32,063	527,691	—	(65,193)	(65,193)
Invesco Peak Retirement™ 2065 Fund	1,455,500	909,889	548,114	—	(73,211)	(73,211)

*	Excludes U.S. Treasury obligations and money market funds, if any.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance costs, capital gain distributions and distributions from underlying funds, on December 31, 2018, the following amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain	Shares of Beneficial Interest
Invesco Peak Retirement™ Now Fund	$859	$(33)	$(826)
Invesco Peak Retirement™ 2015 Fund	1,529	(211)	(1,318)
Invesco Peak Retirement™ 2020 Fund	2,422	(123)	(2,299)
Invesco Peak Retirement™ 2025 Fund	(2,497)	(338)	(2,159)
Invesco Peak Retirement™ 2030 Fund	1,919	(422)	(1,497)
Invesco Peak Retirement™ 2035 Fund	1,569	(278)	(1,291)
Invesco Peak Retirement™ 2040 Fund	1,644	(453)	(1,191)
Invesco Peak Retirement™ 2045 Fund	1,723	(390)	(1,333)
Invesco Peak Retirement™ 2050 Fund	2,057	(643)	(1,414)
Invesco Peak Retirement™ 2055 Fund	1,422	(243)	(1,179)
Invesco Peak Retirement™ 2060 Fund	1,385	(264)	(1,121)
Invesco Peak Retirement™ 2065 Fund	1,782	(575)	(1,207)

75                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information

Invesco Peak Retirement™ Now Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	4,109	$41,060
Class C	1,001	10,010
Class R	1,001	10,010
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	3	29
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(1)	(12)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	50,116	$501,127

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

76                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2015 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	12,809	$128,264
Class C	12,767	126,373
Class R	1,001	10,010
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	241	2,243
Class C	289	2,683
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(118)	(1,176)
Class C	(1,329)	(13,000)
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	69,663	$695,427

(a)

There is entity that is record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

In addition, 92% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

77                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2020 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	24,085	$237,988
Class C	11,991	118,776
Class R	1,001	10,010
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	540	5,047
Class C	226	2,113
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(447)	(4,465)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	81,399	$809,499

(a)	99% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

78                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2025 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	44,597	$440,253
Class C	10,930	107,683
Class R	1,001	10,010
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	768	7,145
Class C	161	1,490
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(5,294)	(52,003)
Class C	(1,368)	(13,484)
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	94,798	$941,124

(a)

There is entity that is record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

In addition, 88% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

79                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2030 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	40,547	$407,550
Class C	1,146	11,419
Class R	3,658	34,510
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	780	7,176
Class C	2	20
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(743)	(7,194)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	89,393	$893,511

(a)	90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

80                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2035 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	14,146	$141,799
Class C	9,233	84,591
Class R	7,025	68,760
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	228	2,065
Class C	—	—
Class R	115	1,040
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(439)	(4,289)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	74,311	$733,996

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

81                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2040 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	31,508	$305,703
Class C	1,001	10,010
Class R	1,030	10,260
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	450	4,031
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(1,166)	(11,710)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	76,826	$758,324

(a)	95% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

82                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2045 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	15,527	$152,632
Class C	7,771	70,543
Class R	4,113	37,510
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	269	2,396
Class C	54	476
Class R	22	195
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(2)	(19)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	71,757	$703,763

(a)	86% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

83                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2050 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	24,652	$239,226
Class C	11,910	116,146
Class R	4,688	47,034
Class Y	5,446	55,049
Class R5	10,001	100,106
Class R6	30,001	300,298

Issued as reinvestment of dividends:
Class A	368	3,284
Class C	188	1,666
Class R	69	613
Class Y	24	212
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(358)	(3,686)
Class C	(83)	(801)
Class R	—	—
Class Y	(270)	(2,698)
Class R5	—	—
Class R6	—	—
Net increase in share activity	86,636	$856,449

(a)	84% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

84                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2055 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	6,144	$61,356
Class C	2,595	26,062
Class R	1,001	10,010
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	42	366
Class C	28	246
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(220)	(2,194)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	53,593	$535,876

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

85                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2060 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	6,302	$62,477
Class C	1,360	13,503
Class R	1,122	11,209
Class Y	4,001	40,010
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	29	253
Class C	6	51
Class R	2	20
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(948)	(9,624)
Class C	—	—
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—
Net increase in share activity	51,876	$517,919

(a)	99% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

86                         Invesco  Peak RetirementTM Funds

NOTE 10—Share Information—(continued)

Invesco Peak Retirement™ 2065 Fund

	Summary of Share Activity
	January 3, 2018 (commencement date) through December 31, 2018(a)
	Shares	Amount
Sold:
Class A	92,343	$960,503
Class C	2,701	26,037
Class R	1,001	10,010
Class Y	4,230	42,367
Class R5	10,001	100,010
Class R6	30,001	300,010

Issued as reinvestment of dividends:
Class A	28	250
Class C	29	251
Class R	—	—
Class Y	—	—
Class R5	—	—
Class R6	—	—

Reacquired:
Class A	(86,944)	(895,078)
Class C	—	—
Class R	—	—
Class Y	(229)	(2,396)
Class R5	—	—
Class R6	—	—
Net increase in share activity	53,161	$541,964

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

87                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights

The following schedules present financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Peak Retirement™ Now Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.34	$(0.72)	$(0.38)	$(0.35)	$9.27	(3.90)%	$38	0.37	%(f)	52.02	%(f)	3.47	%(f)	4%
Class C
Period ended 12/31/18(e)	10.00	0.26	(0.71)	(0.45)	(0.28)	9.27	(4.56)	9	1.12	(f)	52.77	(f)	2.72	(f)	4
Class R
Period ended 12/31/18(e)	10.00	0.31	(0.72)	(0.41)	(0.32)	9.27	(4.12)	9	0.62	(f)	52.27	(f)	3.22	(f)	4
Class Y
Period ended 12/31/18(e)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	37	0.12	(f)	51.77	(f)	3.72	(f)	4
Class R5
Period ended 12/31/18(e)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	93	0.12	(f)	51.22	(f)	3.72	(f)	4
Class R6
Period ended 12/31/18(e)	10.00	0.36	(0.71)	(0.35)	(0.37)	9.28	(3.57)	278	0.12	(f)	51.22	(f)	3.72	(f)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.44%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $40, $10, $10, $39, $97 and $292 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2015 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.31	$(0.68)	$(0.37)	$(0.28)	$9.35	(3.73)%	$121	0.38	%(f)	45.25	%(f)	3.11	%(f)	5%
Class C
Period ended 12/31/18(e)	10.00	0.23	(0.67)	(0.44)	(0.26)	9.30	(4.42)	109	1.13	(f)	46.00	(f)	2.36	(f)	5
Class R
Period ended 12/31/18(e)	10.00	0.28	(0.67)	(0.39)	(0.27)	9.34	(3.90)	9	0.63	(f)	45.50	(f)	2.86	(f)	5
Class Y
Period ended 12/31/18(e)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	37	0.13	(f)	45.00	(f)	3.36	(f)	5
Class R5
Period ended 12/31/18(e)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	94	0.13	(f)	44.65	(f)	3.36	(f)	5
Class R6
Period ended 12/31/18(e)	10.00	0.33	(0.67)	(0.34)	(0.29)	9.37	(3.41)	281	0.13	(f)	44.65	(f)	3.36	(f)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.41%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $82, $34, $10, $40, $99 and $297 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

88                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights—(continued)

Invesco Peak Retirement™ 2020 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.27	$(0.62)	$(0.35)	$(0.25)	$(0.01)	$(0.26)	$9.39	(3.52)%	$227	0.40	%(f)	40.02	%(f)	2.74	%(f)	5%
Class C
Period ended 12/31/18(e)	10.00	0.19	(0.62)	(0.43)	(0.18)	(0.01)	(0.19)	9.38	(4.27)	115	1.15	(f)	40.77	(f)	1.99	(f)	5
Class R
Period ended 12/31/18(e)	10.00	0.25	(0.62)	(0.37)	(0.23)	(0.01)	(0.24)	9.39	(3.75)	9	0.65	(f)	40.27	(f)	2.49	(f)	5
Class Y
Period ended 12/31/18(e)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	38	0.15	(f)	39.77	(f)	2.99	(f)	5
Class R5
Period ended 12/31/18(e)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	94	0.15	(f)	39.51	(f)	2.99	(f)	5
Class R6
Period ended 12/31/18(e)	10.00	0.30	(0.61)	(0.31)	(0.27)	(0.01)	(0.28)	9.41	(3.18)	282	0.15	(f)	39.51	(f)	2.99	(f)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.41%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $96, $105, $10, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2025 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.25	$(0.68)	$(0.43)	$(0.22)	$9.35	(4.24)%	$375	0.40	%(f)	37.07	%(f)	2.55	%(f)	10%
Class C
Period ended 12/31/18(e)	10.00	0.18	(0.67)	(0.49)	(0.18)	9.33	(4.92)	91	1.15	(f)	37.82	(f)	1.80	(f)	10
Class R
Period ended 12/31/18(e)	10.00	0.23	(0.67)	(0.44)	(0.21)	9.35	(4.41)	9	0.65	(f)	37.32	(f)	2.30	(f)	10
Class Y
Period ended 12/31/18(e)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	37	0.15	(f)	36.82	(f)	2.80	(f)	10
Class R5
Period ended 12/31/18(e)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	94	0.15	(f)	36.55	(f)	2.80	(f)	10
Class R6
Period ended 12/31/18(e)	10.00	0.28	(0.67)	(0.39)	(0.24)	9.37	(3.91)	281	0.15	(f)	36.55	(f)	2.80	(f)	10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.39%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $183, $63, $10, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

89                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights—(continued)

Invesco Peak Retirement™ 2030 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.23	$(0.78)	$(0.55)	$(0.20)	$(0.00)	$(0.20)	$9.25	(5.47)%	$375	0.40	%(f)	41.47	%(f)	2.40	%(f)	5%
Class C
Period ended 12/31/18(e)	10.00	0.16	(0.79)	(0.63)	(0.13)	(0.00)	(0.13)	9.24	(6.24)	11	1.15	(f)	42.22	(f)	1.65	(f)	5
Class R
Period ended 12/31/18(e)	10.00	0.21	(0.78)	(0.57)	(0.18)	(0.00)	(0.18)	9.25	(5.71)	34	0.65	(f)	41.72	(f)	2.15	(f)	5
Class Y
Period ended 12/31/18(e)	10.00	0.26	(0.79)	(0.53)	(0.21)	(0.00)	(0.21)	9.26	(5.28)	37	0.15	(f)	41.22	(f)	2.65	(f)	5
Class R5
Period ended 12/31/18(e)	10.00	0.26	(0.79)	(0.53)	(0.21)	(0.00)	(0.21)	9.26	(5.28)	93	0.15	(f)	40.89	(f)	2.65	(f)	5
Class R6
Period ended 12/31/18(e)	10.00	0.26	(0.79)	(0.53)	(0.21)	(0.00)	(0.21)	9.26	(5.28)	278	0.15	(f)	40.89	(f)	2.65	(f)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.39%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $167, $10, $10, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2035 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.21	$(0.87)	$(0.66)	$(0.21)	$(0.01)	$(0.22)	$9.12	(6.66)%	$127	0.41	%(f)	47.00	%(f)	2.09	%(f)	6%
Class C
Period ended 12/31/18(e)	10.00	0.13	(0.86)	(0.73)	(0.15)	(0.01)	(0.16)	9.11	(7.35)	84	1.16	(f)	47.75	(f)	1.34	(f)	6
Class R
Period ended 12/31/18(e)	10.00	0.18	(0.86)	(0.68)	(0.20)	(0.01)	(0.21)	9.11	(6.86)	65	0.66	(f)	47.25	(f)	1.84	(f)	6
Class Y
Period ended 12/31/18(e)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	37	0.16	(f)	46.75	(f)	2.34	(f)	6
Class R5
Period ended 12/31/18(e)	10.00	0.23	(0.86)	(0.63)	(0.22)	(0.01)	(0.23)	9.14	(6.33)	91	0.16	(f)	46.29	(f)	2.34	(f)	6
Class R6
Period ended 12/31/18(e)	10.00	0.23	(0.87)	(0.64)	(0.22)	(0.01)	(0.23)	9.13	(6.44)	274	0.16	(f)	46.29	(f)	2.34	(f)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.38%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $81, $11, $21, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

90                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights—(continued)

Invesco Peak Retirement™ 2040 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.20	$(0.97)	$(0.77)	$(0.19)	$(0.01)	$(0.20)	$9.03	(7.72)%	$278	0.40	%(f)	47.00	%(f)	2.06	%(f)	5%
Class C
Period ended 12/31/18(e)	10.00	0.13	(0.98)	(0.85)	(0.11)	(0.01)	(0.12)	9.03	(8.47)	9	1.15	(f)	47.75	(f)	1.31	(f)	5
Class R
Period ended 12/31/18(e)	10.00	0.18	(0.98)	(0.80)	(0.16)	(0.01)	(0.17)	9.03	(7.97)	9	0.65	(f)	47.25	(f)	1.81	(f)	5
Class Y
Period ended 12/31/18(e)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	36	0.15	(f)	46.75	(f)	2.31	(f)	5
Class R5
Period ended 12/31/18(e)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	90	0.15	(f)	46.29	(f)	2.31	(f)	5
Class R6
Period ended 12/31/18(e)	10.00	0.23	(0.97)	(0.74)	(0.20)	(0.01)	(0.21)	9.05	(7.42)	271	0.15	(f)	46.29	(f)	2.31	(f)	5

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.36%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $90, $10, $10, $40, $99 and $298 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2045 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.18	$(0.97)	$(0.79)	$(0.19)	$(0.02)	$(0.21)	$9.00	(7.90)%	$142	0.41	%(f)	44.98	%(f)	1.84	%(f)	3%
Class C
Period ended 12/31/18(e)	10.00	0.11	(0.99)	(0.88)	(0.16)	(0.02)	(0.18)	8.94	(8.73)	70	1.16	(f)	45.73	(f)	1.09	(f)	3
Class R
Period ended 12/31/18(e)	10.00	0.16	(0.97)	(0.81)	(0.18)	(0.02)	(0.20)	8.99	(8.09)	37	0.66	(f)	45.23	(f)	1.59	(f)	3
Class Y
Period ended 12/31/18(e)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	36	0.16	(f)	44.73	(f)	2.09	(f)	3
Class R5
Period ended 12/31/18(e)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	90	0.16	(f)	44.37	(f)	2.09	(f)	3
Class R6
Period ended 12/31/18(e)	10.00	0.21	(0.98)	(0.77)	(0.20)	(0.02)	(0.22)	9.01	(7.65)	270	0.16	(f)	44.37	(f)	2.09	(f)	3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.35%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $107, $11, $11, $40, $100 and $299 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

91                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights—(continued)

Invesco Peak Retirement™ 2050 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.20	$(1.01)	$(0.81)	$(0.16)	$(0.01)	$(0.17)	$9.02	(8.04)%	$222	0.40	%(f)	45.97	%(f)	2.07	%(f)	10%
Class C
Period ended 12/31/18(e)	10.00	0.13	(1.01)	(0.88)	(0.15)	(0.01)	(0.16)	8.96	(8.82)	108	1.15	(f)	46.72	(f)	1.32	(f)	10
Class R
Period ended 12/31/18(e)	10.00	0.18	(1.01)	(0.83)	(0.16)	(0.01)	(0.17)	9.00	(8.32)	43	0.65	(f)	46.22	(f)	1.82	(f)	10
Class Y
Period ended 12/31/18(e)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	47	0.15	(f)	45.72	(f)	2.32	(f)	10
Class R5
Period ended 12/31/18(e)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	90	0.15	(f)	45.18	(f)	2.32	(f)	10
Class R6
Period ended 12/31/18(e)	10.00	0.23	(1.02)	(0.79)	(0.17)	(0.01)	(0.18)	9.03	(7.88)	271	0.15	(f)	45.18	(f)	2.32	(f)	10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.36%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $64, $28, $28, $43, $100 and $300 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2055 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.16	$(1.02)	$(0.86)	$(0.19)	$(0.01)	$(0.20)	$8.94	(8.59)%	$53	0.42	%(f)	49.71	%(f)	1.63	%(f)	6%
Class C
Period ended 12/31/18(e)	10.00	0.09	(1.03)	(0.94)	(0.15)	(0.01)	(0.16)	8.90	(9.40)	23	1.17	(f)	50.46	(f)	0.88	(f)	6
Class R
Period ended 12/31/18(e)	10.00	0.14	(1.03)	(0.89)	(0.17)	(0.01)	(0.18)	8.93	(8.86)	9	0.67	(f)	49.96	(f)	1.38	(f)	6
Class Y
Period ended 12/31/18(e)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	36	0.17	(f)	49.46	(f)	1.88	(f)	6
Class R5
Period ended 12/31/18(e)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	89	0.17	(f)	48.81	(f)	1.88	(f)	6
Class R6
Period ended 12/31/18(e)	10.00	0.19	(1.03)	(0.84)	(0.21)	(0.01)	(0.22)	8.94	(8.40)	268	0.17	(f)	48.81	(f)	1.88	(f)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.35%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $50, $14, $10, $40, $100 and $300 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

92                         Invesco  Peak RetirementTM Funds

NOTE 11—Financial Highlights—(continued)

Invesco Peak Retirement™ 2060 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.16	$(1.05)	$(0.89)	$(0.18)	$(0.02)	$(0.20)	$8.91	(8.87)%	$48	0.42	%(f)	51.11	%(f)	1.57	%(f)	6%
Class C
Period ended 12/31/18(e)	10.00	0.08	(1.05)	(0.97)	(0.12)	(0.02)	(0.14)	8.89	(9.66)	12	1.17	(f)	51.86	(f)	0.82	(f)	6
Class R
Period ended 12/31/18(e)	10.00	0.13	(1.05)	(0.92)	(0.16)	(0.02)	(0.18)	8.90	(9.18)	10	0.67	(f)	51.36	(f)	1.32	(f)	6
Class Y
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	36	0.17	(f)	50.86	(f)	1.82	(f)	6
Class R5
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	89	0.17	(f)	50.20	(f)	1.82	(f)	6
Class R6
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.20)	(0.02)	(0.22)	8.91	(8.66)	267	0.17	(f)	50.20	(f)	1.82	(f)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.35%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $44, $11, $10, $40, $100 and $300 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Invesco Peak Retirement™ 2065 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Period ended 12/31/18(e)	$10.00	$0.16	$(0.98)	$(0.82)	$(0.18)	$—	$(0.18)	$9.00	(8.15)%	$49	0.42	%(f)	48.89	%(f)	1.56	%(f)	165%
Class C
Period ended 12/31/18(e)	10.00	0.08	(1.05)	(0.97)	(0.15)	—	(0.15)	8.88	(9.69)	24	1.17	(f)	49.64	(f)	0.81	(f)	165
Class R
Period ended 12/31/18(e)	10.00	0.13	(1.06)	(0.93)	(0.17)	—	(0.17)	8.90	(9.29)	9	0.67	(f)	49.14	(f)	1.31	(f)	165
Class Y
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.21)	—	(0.21)	8.92	(8.72)	36	0.17	(f)	48.64	(f)	1.81	(f)	165
Class R5
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.21)	—	(0.21)	8.92	(8.72)	89	0.17	(f)	48.08	(f)	1.81	(f)	165
Class R6
Period ended 12/31/18(e)	10.00	0.18	(1.05)	(0.87)	(0.21)	—	(0.21)	8.92	(8.72)	268	0.17	(f)	48.08	(f)	1.81	(f)	165

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.38%.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of January 3, 2018.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $61, $12, $10, $41, $100 and $300 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

93                         Invesco  Peak RetirementTM Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Peak RetirementTM Now Fund, Invesco Peak RetirementTM 2015 Fund, Invesco Peak RetirementTM 2020 Fund, Invesco Peak RetirementTM 2025 Fund, Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund and Invesco Peak RetirementTM 2065 Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Peak RetirementTM Now Fund, Invesco Peak RetirementTM 2015 Fund, Invesco Peak RetirementTM 2020 Fund, Invesco Peak RetirementTM 2025 Fund, Invesco Peak RetirementTM 2030 Fund, Invesco Peak RetirementTM 2035 Fund, Invesco Peak RetirementTM 2040 Fund, Invesco Peak RetirementTM 2045 Fund, Invesco Peak RetirementTM 2050 Fund, Invesco Peak RetirementTM 2055 Fund, Invesco Peak RetirementTM 2060 Fund and Invesco Peak RetirementTM 2065 Fund (12 of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations and of changes in net assets for the period January 3, 2018 (commencement of operations) through December 31, 2018, including the related notes, and the financial highlights for the period January 3, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the period January 3, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

94                         Invesco Peak RetirementTM Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018, through December 31, 2018.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The amount of fees and expenses incurred indirectly by the Funds will vary because the underlying funds have varied expenses and fee levels and the Funds may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Funds invest in. The effect of the estimated underlying fund expenses that the Funds bear indirectly are included in each Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Funds. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Peak Retirement™ Now Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$980.10	$1.85	$1,023.34	$1.89	0.37%
C	1,000.00	975.40	5.58	1,019.56	5.70	1.12
R	1,000.00	978.90	3.09	1,022.08	3.16	0.62
Y	1,000.00	980.30	0.60	1,024.60	0.61	0.12
R5	1,000.00	980.30	0.60	1,024.60	0.61	0.12
R6	1,000.00	980.30	0.60	1,024.60	0.61	0.12

Invesco Peak Retirement™ 2015 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$976.40	$1.89	$1,023.29	$1.94	0.38%
C	1,000.00	973.40	5.62	1,019.51	5.75	1.13
R	1,000.00	974.60	3.14	1,022.03	3.21	0.63
Y	1,000.00	977.60	0.65	1,024.55	0.66	0.13
R5	1,000.00	977.60	0.65	1,024.55	0.66	0.13
R6	1,000.00	977.60	0.65	1,024.55	0.66	0.13

95                         Invesco  Peak RetirementTM Funds

Invesco Peak Retirement™ 2020 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$973.60	$1.99	$1,023.19	$2.04	0.40%
C	1,000.00	969.90	5.71	1,019.41	5.85	1.15
R	1,000.00	972.30	3.23	1,021.93	3.31	0.65
Y	1,000.00	975.00	0.75	1,024.45	0.77	0.15
R5	1,000.00	975.00	0.75	1,024.45	0.77	0.15
R6	1,000.00	975.00	0.75	1,024.45	0.77	0.15

Invesco Peak Retirement™ 2025 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$966.30	$1.98	$1,023.19	$2.04	0.40%
C	1,000.00	963.30	5.69	1,019.41	5.85	1.15
R	1,000.00	966.60	3.22	1,021.93	3.31	0.65
Y	1,000.00	968.70	0.74	1,024.45	0.77	0.15
R5	1,000.00	968.70	0.74	1,024.45	0.77	0.15
R6	1,000.00	968.70	0.74	1,024.45	0.77	0.15

Invesco Peak Retirement™ 2030 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$952.90	$1.97	$1,023.19	$2.04	0.40%
C	1,000.00	949.00	5.65	1,019.41	5.85	1.15
R	1,000.00	951.50	3.20	1,021.93	3.31	0.65
Y	1,000.00	954.90	0.74	1,024.45	0.77	0.15
R5	1,000.00	954.90	0.74	1,024.45	0.77	0.15
R6	1,000.00	953.90	0.74	1,024.45	0.77	0.15

Invesco Peak Retirement™ 2035 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$940.00	$2.00	$1,023.14	$2.09	0.41%
C	1,000.00	935.80	5.66	1,019.36	5.90	1.16
R	1,000.00	938.90	3.23	1,021.88	3.36	0.66
Y	1,000.00	941.40	0.78	1,024.40	0.82	0.16
R5	1,000.00	941.40	0.78	1,024.40	0.82	0.16
R6	1,000.00	940.40	0.78	1,024.40	0.82	0.16

96                         Invesco  Peak RetirementTM Funds

Invesco Peak Retirement™ 2040 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$928.40	$1.94	$1,023.19	$2.04	0.40%
C	1,000.00	924.60	5.58	1,019.41	5.85	1.15
R	1,000.00	927.70	3.16	1,021.93	3.31	0.65
Y	1,000.00	930.40	0.73	1,024.45	0.77	0.15
R5	1,000.00	930.40	0.73	1,024.45	0.77	0.15
R6	1,000.00	930.40	0.73	1,024.45	0.77	0.15

Invesco Peak Retirement™ 2045 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$922.90	$1.99	$1,023.14	$2.09	0.41%
C	1,000.00	917.30	5.61	1,019.36	5.90	1.16
R	1,000.00	921.90	3.20	1,021.88	3.36	0.66
Y	1,000.00	924.40	0.78	1,024.40	0.82	0.16
R5	1,000.00	924.40	0.78	1,024.40	0.82	0.16
R6	1,000.00	924.40	0.78	1,024.40	0.82	0.16

Invesco Peak Retirement™ 2050 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$920.50	$1.94	$1,023.19	$2.04	0.40%
C	1,000.00	916.40	5.55	1,019.41	5.85	1.15
R	1,000.00	918.60	3.14	1,021.93	3.31	0.65
Y	1,000.00	921.20	0.73	1,024.45	0.77	0.15
R5	1,000.00	921.20	0.73	1,024.45	0.77	0.15
R6	1,000.00	921.20	0.73	1,024.45	0.77	0.15

Invesco Peak Retirement™ 2055 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$912.20	$2.02	$1,023.09	$2.14	0.42%
C	1,000.00	907.80	5.63	1,019.31	5.96	1.17
R	1,000.00	910.50	3.23	1,021.83	3.41	0.67
Y	1,000.00	913.20	0.82	1,024.35	0.87	0.17
R5	1,000.00	911.40	0.82	1,024.35	0.87	0.17
R6	1,000.00	911.40	0.82	1,024.35	0.87	0.17

97                         Invesco  Peak RetirementTM Funds

Invesco Peak Retirement™ 2060 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$909.50	$2.02	$1,023.09	$2.14	0.42%
C	1,000.00	905.20	5.62	1,019.31	5.96	1.17
R	1,000.00	907.30	3.22	1,021.83	3.41	0.67
Y	1,000.00	910.70	0.82	1,024.35	0.87	0.17
R5	1,000.00	910.70	0.82	1,024.35	0.87	0.17
R6	1,000.00	910.70	0.82	1,024.35	0.87	0.17

Invesco Peak Retirement™ 2065 Fund

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$908.50	$2.02	$1,023.09	$2.14	0.42%
C	1,000.00	904.90	5.62	1,019.31	5.96	1.17
R	1,000.00	906.20	3.22	1,021.83	3.41	0.67
Y	1,000.00	910.10	0.82	1,024.35	0.87	0.17
R5	1,000.00	910.10	0.82	1,024.35	0.87	0.17
R6	1,000.00	910.10	0.82	1,024.35	0.87	0.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

98                         Invesco  Peak RetirementTM Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal period January 3, 2018 (commencement date) through December 31, 2018:

Federal and State Income Tax
	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Peak Retirement™ Now Fund	18.23%	13.62%	3.89%
Invesco Peak Retirement™ 2015 Fund	16.47%	10.78%	5.70%
Invesco Peak Retirement™ 2020 Fund	11.28%	6.29%	9.36%
Invesco Peak Retirement™ 2025 Fund	12.80%	7.20%	9.91%
Invesco Peak Retirement™ 2030 Fund	20.07%	10.56%	8.12%
Invesco Peak Retirement™ 2035 Fund	28.38%	14.67%	7.04%
Invesco Peak Retirement™ 2040 Fund	34.69%	20.36%	5.07%
Invesco Peak Retirement™ 2045 Fund	43.80%	24.00%	4.16%
Invesco Peak Retirement™ 2050 Fund	79.91%	57.47%	3.59%
Invesco Peak Retirement™ 2055 Fund	61.94%	36.17%	3.17%
Invesco Peak Retirement™ 2060 Fund	64.67%	37.91%	2.74%
Invesco Peak Retirement™ 2065 Fund	63.28%	37.58%	2.85%

*	The above percentages are based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains
Invesco Peak Retirement™ Now Fund	$—
Invesco Peak Retirement™ 2015 Fund	—
Invesco Peak Retirement™ 2020 Fund	—
Invesco Peak Retirement™ 2025 Fund	—
Invesco Peak Retirement™ 2030 Fund	—
Invesco Peak Retirement™ 2035 Fund	—
Invesco Peak Retirement™ 2040 Fund	606
Invesco Peak Retirement™ 2045 Fund	1,404
Invesco Peak Retirement™ 2050 Fund	810
Invesco Peak Retirement™ 2055 Fund	604
Invesco Peak Retirement™ 2060 Fund	—
Invesco Peak Retirement™ 2065 Fund	—

99                         Invesco  Peak RetirementTM Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Peak RetirementTM Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Peak RetirementTM Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Peak RetirementTM Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Peak RetirementTM Funds

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 Invesco Distributors, Inc. PR-AR-1 02272019 0810

Annual Report to Shareholders	December 31, 2018

Invesco Quality Income Fund
Nasdaq:
A: VKMGX ∎ C: VUSCX ∎ Y: VUSIX ∎ R5: VUSJX ∎ R6: VUSSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended 2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Quality Income Fund

Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Quality Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Quality Income Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.15%
Class C Shares	-0.93
Class Y Shares	0.11
Class R5 Shares	0.16
Class R6 Shares	0.25
Bloomberg Barclays U.S. Mortgage-Backed Securities Index▼ (Broad Market/Style-Specific Index)*	0.99
ICE BofAML 1-10 Year U.S. Treasury Index▼ (Former Broad Market Index)*	1.43
Source(s): ▼FactSet Research Systems Inc.

  * The Fund has elected to use the Bloomberg Barclays U.S. Mortgage-Backed Securities Index to represent its broad market and style-specific benchmark rather than the ICE BofAML 1-10 Year U.S. Treasury Index because the Bloomberg Barclays U.S. Mortgage-Backed Securities Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for the US bond market. The year began with a surge in both interest rates and volatility, which was driven in part by fears of a material pickup in inflation in addition to a significant increase in Treasury supply. Interest rates continued to climb as the year progressed against a backdrop of vibrant US economic growth, low unemployment, stronger consumer confidence, equity markets near record highs and inflation expectations maintaining at a moderate pace. However, by October volatility returned fueled by a deceleration in global gross domestic product growth, ongoing trade disputes, rising geopolitical uncertainties and volatile equity market returns. Despite market uncertainties, US growth remained strong, but macroeconomic indicators pointed to a slowdown in 2019.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year: in

March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

The yield curve flattened during 2018 as the two-year US Treasury yield rose 59 basis points, while the 30-year US Treasury yield rose 26 basis points.2 (A basis point is 0.01%.) The 10-year US Treasury yield ended the year at 2.69%, 29 basis points higher than where it began the period.2

Excess returns for agency mortgage-backed securities (MBS) ended the year at -0.59% and represented the worst year for the sector since 2011.3 MBS spreads widened during the year to

Portfolio Composition
By security type, based on total investments

U.S. Government Sponsored Mortgage-Backed Securities	64.1%
Asset-Backed Securities	28.3
Agency Credit Risk Transfer Notes	5.5
Security Types Each Less than 1% of Portfolio	0.3
Money Market Funds	1.8

Top Five Debt Issuers*
	% of total net assets

1.	Federal National Mortgage Association	43.7%
2.	Federal Home Loan Mortgage Corp.	25.5
3.	Government National Mortgage Association	19.0
4.	Freddie Mac	8.8
5.	JP Morgan Mortgage Trust	5.0

accommodate the excess net supply from the Fed’s balance sheet reduction. Underperformance was consistent across coupon levels as 30-year fixed rate 3.5% through 5% coupons underperformed US Treasuries by a range of 0.55% to 0.85%, while 30-year maturities modestly outperformed 15-year maturities for the year.3

    Given this market backdrop, Class A shares of Invesco Quality Income Fund, at NAV, generated a negative return for the year and underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Mortgage- Backed Securities Index. Security selection within MBS, specifically 30-year fixed rate 3%, 3.5%, and 4% coupons, was a contributor to the Fund’s relative performance for the year.

    During the year, the Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid to-be-announced market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested to generate additional return for the Fund.

    During the year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. During the year, the Fund’s duration and yield curve positioning was a detractor from the Fund’s performance relative to the broad market/style-specific index. Security selection within MBS 6% coupons was a modest detractor from relative performance for the year, as well.

Total Net Assets	$493.2 million

Total Number of Holdings*	648

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

4	Invesco Quality Income Fund

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco Quality Income Fund.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

3 Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mario Clemente
Portfolio Manager, Head of Structured Investments and Stable Value for Invesco Fixed

Income, is manager of Invesco Quality Income Fund. He joined Invesco in 2014. Mr. Clemente earned an undergraduate degree in finance and international business from Hofstra University and an MBA from the Stern School of Business at New York University.

Clint Dudley
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Quality Income Fund.
He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.
Brian Norris
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Quality Income Fund. He joined Invesco in 2001. Mr. Norris earned a BS in business administration with a concentration in finance from the University of Louisville.

5	Invesco Quality Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund has elected to use the Bloomberg Barclays U.S. Mortgage-Backed Securities Index to represent its broad market and style-specific benchmark rather than the ICE BofAML 1-10 Year U.S. Treasury Index because the Bloomberg Barclays U.S. Mortgage-Backed Securities Index

more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Quality Income Fund

Average Annual Total Returns
As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.00%
10 Years	2.79
5 Years	1.49
1 Year	-4.39

Class C Shares
Inception (8/13/93)	3.29%
10 Years	2.45
5 Years	1.62
1 Year	-1.89

Class Y Shares
Inception (9/25/06)	3.33%
10 Years	3.49
5 Years	2.65
1 Year	0.11

Class R5 Shares
10 Years	3.51%
5 Years	2.73
1 Year	0.16

Class R6 Shares
10 Years	3.32%
5 Years	2.54
1 Year	0.25

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/per-

formance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.96%, 1.72%, 0.72%, 0.58% and 0.58%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Quality Income Fund

Invesco Quality Income Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing in-

terest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount in-

vested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional in- vestments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Dollar roll transactions risk. Dollar roll transactions occur in connection with TBA transactions and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Quality Income Fund

experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mort-
gage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instru-

ments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
∎	The ICE BofAML 1-10 Year U.S. Treasury Index tracks the performance of US Treasury securities with maturities between one and 10 years.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9	Invesco Quality Income Fund

Schedule of Investments

December 31, 2018

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–94.42%
Collateralized Mortgage Obligations–6.28%
Fannie Mae ACES, 2.89% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$3,054,739	$3,062,335
Fannie Mae Grantor Trust, 7.50%, 01/19/2039(b)	251,532	270,873
Fannie Mae Interest STRIPS, IO, 6.50%, 10/25/2024	105,199	11,330
8.00%, 05/25/2030	590,194	142,797
7.50%, 01/25/2032	190,962	29,235
Fannie Mae REMICs, 2.00%, 06/25/2019	499	497
7.00%, 09/25/2032	212,278	241,536
6.59%, 06/25/2039(b)	773,448	867,817
3.00%, 05/25/2045	2,196,174	2,078,889
3.01% (1 mo. USD LIBOR + 0.50%), 06/25/2046(a)	692,964	694,773
Fannie Mae REMICs, IO, 3.00%, 10/25/2026 to 02/25/2028	14,508,925	1,200,145
8.00%, 08/18/2027 to 09/18/2027	597,654	133,736
6.00%, 05/25/2033	33,070	7,815
7.00%, 05/25/2033	543,724	111,220
4.14% (1 mo. USD LIBOR + 6.65%), 03/25/2039(a)	7,181,940	497,396
3.50%, 08/25/2042	1,192,036	143,471
1.39%, 02/25/2056(b)	15,096,231	659,739
Freddie Mac Multifamily Structured Pass Through Securities, 2.90% (12 mo. MTA Rate + 0.74%), 10/25/2021(a)	1,508,442	1,509,978
Freddie Mac REMICs, 3.00%, 04/15/2026	131,529	130,952
2.91% (1 mo. USD LIBOR + 0.45%), 10/15/2036(a)	1,032,676	1,039,154
3.01% (1 mo. USD LIBOR + 0.55%), 10/15/2036(a)	818,897	821,483
2.85% (1 mo. USD LIBOR + 0.50%), 03/15/2042(a)	320,421	320,069
Freddie Mac REMICs, IO, 3.00%, 09/15/2025	1,911,255	57,815
2.50%, 09/15/2027	2,243,473	149,161
1.54%, 02/15/2039(b)	5,081,832	243,691
4.00%, 12/15/2041	1,274,068	114,695
Freddie Mac STRIPS, IO, 8.00%, 06/15/2031	892,860	235,880
Freddie Mac Structured Pass Through Securities, 6.50%, 02/25/2043	1,755,997	2,009,089
Freddie Mac Whole Loan Securities Trust 3.00%, 09/25/2045	1,689,045	1,639,557

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Ginnie Mae REMICs, 5.88%, 01/20/2039(b)	$1,595,015	$1,742,927
4.49%, 07/20/2041(b)	2,452,529	2,547,201
3.48%, 09/20/2041(b)	1,714,274	1,796,809
2.50%, 10/20/2043	1,137,727	967,641
3.00%, 01/20/2046	6,133,799	5,473,265
		30,952,971

Federal Home Loan Mortgage Corp. (FHLMC)–25.50%
Pass Through Ctfs., 5.00%, 03/01/2019 to 06/01/2040	5,388,506	5,715,797
3.50%, 08/01/2026 to 09/01/2045	7,082,288	7,114,397
6.50%, 05/01/2028 to 08/01/2033	329,969	358,422
6.00%, 03/01/2029	3,025	3,302
2.50%, 02/01/2031	3,402,576	3,321,429
8.50%, 08/01/2031	208,381	246,384
3.00%, 02/01/2032 to 02/01/2032	10,578,440	10,543,944
8.00%, 08/01/2032	182,242	212,157
7.50%, 05/01/2035	290,273	334,571
5.50%, 12/01/2036	193,109	208,839
4.50%, 05/01/2038 to 02/01/2042	14,984,975	15,669,989
5.35%, 07/01/2038 to 10/17/2038	1,793,121	1,907,709
5.80%, 10/01/2038 to 01/20/2039	891,871	962,068
5.45%, 11/25/2038	2,246,601	2,415,402
4.00%, 06/01/2042	4,512,865	4,645,552
Pass Through Ctfs., ARM, 4.43% (1 yr. USD LIBOR + 1.87%), 07/01/2036(a)	1,335,083	1,401,447
4.01% (1 yr. USD LIBOR + 2.06%), 02/01/2037(a)	95,399	101,272
4.15% (1 yr. USD LIBOR + 2.18%), 03/01/2037(a)	435,958	464,655
4.38% (1 yr. USD LIBOR + 1.88%), 05/01/2037(a)	451,704	475,293
4.78% (1 yr. USD LIBOR + 1.98%), 11/01/2037(a)	787,818	828,249
4.35% (1 yr. USD LIBOR + 2.01%), 01/01/2038(a)	183,266	192,475
3.98% (1 yr. USD LIBOR + 1.85%), 03/01/2041(a)	23,634	24,811
Pass Through Ctfs., TBA, 3.00%, 07/15/2047(c)	26,450,000	25,782,162
3.50%, 03/15/2048(c)	25,000,000	24,994,083
4.00%, 06/15/2048(c)	17,500,000	17,841,382
		125,765,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Quality Income Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–43.68%
Pass Through Ctfs., 4.50%, 05/01/2019 to 07/01/2044	$11,650,860	$12,181,643
8.00%, 07/01/2020 to 04/01/2033	397,267	464,793
6.50%, 06/01/2022 to 11/01/2038	2,159,246	2,365,728
5.50%, 11/01/2022 to 04/01/2038	6,491,439	6,931,084
7.00%, 07/01/2023 to 12/01/2033	253,669	263,443
4.00%, 06/01/2024 to 10/01/2048	29,162,023	29,912,373
5.00%, 06/01/2027 to 01/01/2041	5,110,237	5,420,873
3.00%, 02/01/2028 to 11/01/2045	16,184,420	16,060,789
9.50%, 04/01/2030	33,303	37,094
3.50%, 11/01/2030 to 04/01/2046	38,620,785	38,838,716
5.63%, 08/01/2032	344,698	363,394
8.50%, 10/01/2032	375,755	450,915
6.00%, 12/01/2035 to 05/01/2040	2,161,616	2,336,725
7.50%, 08/01/2037	440,756	514,018
5.45%, 01/01/2038	370,855	391,342
Pass Through Ctfs., ARM, 4.11% (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	166,891	175,055
3.50% (1 yr. USD LIBOR + 1.30%), 02/01/2039(a)	1,700,321	1,755,402
3.05% (1 yr. USD LIBOR + 1.67%), 08/01/2042(a)	806,501	813,481
2.75% (1 yr. USD LIBOR + 1.61%), 03/01/2046(a)	3,574,541	3,586,334
Pass Through Ctfs., TBA, 2.50%, 05/25/32(c)	12,000,000	11,720,520
3.00%, 03/25/2033 to 05/25/2048(c)	48,250,000	47,444,926
3.50%, 02/25/2048(c)	18,400,000	18,403,994
4.00%, 05/25/2048(c)	14,700,000	14,990,856
		215,423,498

Government National Mortgage Association (GNMA)–18.96%
Pass Through Ctfs., 9.50%, 03/15/2019 to 06/15/2022	33,341	33,531
9.00%, 08/15/2019 to 08/15/2024	37,241	37,356
8.00%, 03/15/2020 to 12/15/2021	41,378	41,463
7.00%, 11/15/2022 to 01/15/2029	199,789	206,119
6.50%, 04/15/2026 to 11/15/2028	105,472	113,609
6.00%, 01/15/2028 to 04/20/2029	252,781	272,878

	Principal Amount	Value
Government National Mortgage Association (GNMA)–(continued)
5.50%, 05/15/2033 to 10/15/2034	$651,185	$702,608
5.00%, 11/20/2037	731,947	772,602
3.50%, 07/20/2046	7,128,756	7,201,111
4.00%, 02/20/2048	4,105,680	4,242,910
Pass Through Ctfs., ARM, 2.50% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 10/20/2047(a)	4,292,263	4,265,279
Pass Through Ctfs., TBA, 3.00%, 05/20/2047(c)	26,100,000	25,682,051
3.50%, 12/20/2047(c)	32,500,000	32,724,178
4.00%, 05/20/2048(c)	16,800,000	17,205,653
		93,501,348
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $473,912,902)		465,643,608

Asset-Backed Securities–41.69%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, Variable Rate Pass Through Ctfs., 3.88%, 10/25/2035(b)	488,111	445,536
Agate Bay Mortgage Trust, Series 2015-2, Class B1, Variable Rate Pass Through Ctfs., 3.73%, 03/25/2045(b)(d)	3,481,327	3,461,310
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 4.89% (6 mo. USD LIBOR + 2.00%), 06/25/2045(a)	186,954	186,962
Angel Oak Mortgage Trust LLC, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.81%, 01/25/2047(b)(d)	348,890	347,666
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036	76,371	71,734
Series 2006-A, Class 1A1, Variable Rate Pass Through Ctfs., 4.63%, 02/20/2036(b)	704,801	696,563
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1, Variable Rate Pass Through Ctfs., 3.90%, 03/25/2035(b)	1,502,910	1,464,867
BX Commercial Mortgage Trust, Series 2018-BIOA, Class C, Floating Rate Pass Through Ctfs., 3.58% (1 mo. USD LIBOR + 1.12%), 03/15/2037(a)(d)	6,500,000	6,352,848
CAL Funding III Ltd, Series 2018-2A, Class A, Pass Through Ctfs., 4.34%, 09/25/2043(d)	3,412,500	3,502,547
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class B, Floating Rate Pass Through Ctfs., 3.43% (1 mo. USD LIBOR + 0.97%), 07/15/2032(a)(d)	3,000,000	2,965,222
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.51% (1 mo. USD LIBOR + 1.05%), 07/15/2032(a)(d)	2,954,000	2,899,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Quality Income Fund

	Principal Amount	Value
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Variable Rate Pass Through Ctfs., 4.15%, 12/25/2035(b)	$36,450	$35,000
Series 2007-A2, Class 2A1, Variable Rate Pass Through Ctfs., 4.51%, 07/25/2037(b)	693,427	709,090
Series 2007-A2, Class 2A4, Variable Rate Pass Through Ctfs., 4.51%, 07/25/2037(b)	640,579	644,225
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(d)	2,938,907	2,921,068
Series 2016-2, Class M4, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(d)	2,905,432	2,814,087
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 2.69% (1 mo. USD LIBOR + 0.54%), 02/25/2035(a)	350,577	334,075
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.93%, 09/25/2034(b)	1,562,450	1,509,253
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 4.26%, 08/25/2034(b)	192,394	187,112
Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 4.82% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(a)	1,586,665	1,606,427
Series 2006-AR2, Class 1A2, Variable Rate Pass Through Ctfs., 4.01%, 03/25/2036(b)	57,572	56,804
COLT Mortgage Loan Trust, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.61%, 05/27/2047(b)(d)	1,042,637	1,038,699
Series 2017-1, Class A3, Variable Rate Pass Through Ctfs., 3.07%, 05/27/2047(b)(d)	1,216,410	1,210,490
Series 2017-2, Class A2A, Variable Rate Pass Through Ctfs., 2.57%, 10/25/2047(b)(d)	1,882,879	1,876,195
Commercial Mortgage Trust, Series 2013-LC13, Class XA, IO, Variable Rate Pass Through Ctfs., 1.16%, 08/10/2046(b)	30,688,045	1,234,605
Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 3.69% (1 mo. USD LIBOR + 2.15%), 10/15/2031(a)(d)	109,170	108,949
Series 2015-CR24, Class XA, IO, Variable Rate Pass Through Ctfs., 0.79%, 08/10/2048(b)	42,920,266	1,815,961
Series 2015-CR26, Class C, Variable Rate Pass Through Ctfs., 4.48%, 10/10/2048	1,997,000	1,978,273
Commonbond Student Loan Trust, Series 2018-CGS, Class A1, Pass Through Ctfs., 3.87%, 02/25/2046(d)	5,000,000	5,063,110

	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 5A1, Variable Rate Pass Through Ctfs., 4.26%, 06/25/2034(b)	$1,252,713	$1,247,123
Credit Suisse Mortgage Capital Trust, Series 2013-6, Class 2A1, Variable Rate Pass Through Ctfs., 3.50%, 08/25/2043(b)(d)	1,404,446	1,391,310
Series 2013-7, Class B1, Variable Rate Pass Through Ctfs., 3.57%, 08/25/2043(b)(d)	4,837,378	4,872,839
Credit Suisse Mortgage Loan Trust, Series 2015-1, Class A9, Variable Rate Pass Through Ctfs., 3.50%, 05/25/2045(b)(d)	2,447,949	2,424,905
DBGS Mortgage Trust, Series 2018-BIOD, Class A, Floating Rate Pass Through Ctfs., 3.26% (1 mo. USD LIBOR + 0.80%), 05/15/2035(a)(d)	4,640,695	4,623,147
DBUBS Mortgage Trust, Series 2011-LC3A, Class C, Variable Rate Pass Through Ctfs., 5.34%, 08/10/2044(b)(d)	5,000,000	5,193,602
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(d)	1,434,786	1,420,557
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.66%, 06/27/2037(b)(d)	3,105,428	3,137,960
FREMF Mortgage Trust, Series 2017-KF41, Class B, Floating Rate Pass Through Ctfs., 4.85% (1 mo. USD LIBOR + 2.50%), 11/25/2024(a)(d)	845,154	856,251
Galton Funding Mortgage Trust, Series 2018-1, Class A33, Variable Rate Pass Through Ctfs., 3.50%, 11/25/2057(b)(d)	3,835,197	3,780,123
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 2A1, Variable Rate Pass Through Ctfs., 4.02%, 06/19/2035(b)	1,417,115	1,383,248
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 2.78% (1 mo. USD LIBOR + 0.27%), 07/25/2037(a)	112,851	108,061
GSR Mortgage Loan Trust, Series 2004-11, Class 2A2, Variable Rate Pass Through Ctfs., 4.43%, 09/25/2034(b)	161,639	161,994
Series 2004-12, Class 3A6, Variable Rate Pass Through Ctfs., 4.45%, 12/25/2034(b)	742,411	745,678
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(d)	6,000,000	5,951,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Quality Income Fund

	Principal Amount	Value
Home Partners of America Trust, Series 2017-1, Class C, Floating Rate Pass Through Ctfs., 4.01% (1 mo. USD LIBOR + 1.55%), 07/17/2034(a)(d)	$3,000,000	$2,989,793
Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.36% (1 mo. USD LIBOR + 1.90%), 07/17/2034(a)(d)	6,620,000	6,626,344
Invitation Homes Trust, Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.88% (1 mo. USD LIBOR + 1.45%), 12/17/2036(a)(d)	3,208,000	3,199,585
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 4.23% (1 mo. USD LIBOR + 1.80%), 12/17/2036(a)(d)	7,916,000	7,916,758
Series 2018-SFR3, Class B, Floating Rate Pass Through Ctfs., 3.61% (1 mo. USD LIBOR + 1.15%), 07/17/2037(a)(d)	5,000,000	4,971,272
Series 2018-SFR4, Class C, Floating Rate Pass Through Ctfs., 3.86% (1 mo. USD LIBOR + 1.40%), 01/17/2038(a)(d)	4,229,000	4,242,080
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A1, Variable Rate Pass Through Ctfs., 4.36%, 02/25/2035(b)	1,442,530	1,473,304
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.89%, 06/25/2035(b)	1,001,436	1,007,584
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 4.37%, 08/25/2035(b)	601,468	588,602
Series 2014-1, Class 1A17, Variable Rate Pass Through Ctfs., 4.00%, 01/25/2044(b)(d)	2,949,521	2,935,831
Series 2015-3, Class A3, Variable Rate Pass Through Ctfs., 3.50%, 05/25/2045(b)(d)	4,278,603	4,217,361
Series 2015-5, Class A2, Variable Rate Pass Through Ctfs., 3.16%, 05/25/2045(b)(d)	1,905,274	1,902,303
Series 2016-5, Class A1, Variable Rate Pass Through Ctfs., 2.65%, 12/25/2046(b)(d)	2,515,222	2,490,452
Series 2017-5, Class A1, Variable Rate Pass Through Ctfs., 3.18%, 10/26/2048(b)(d)	4,229,513	4,218,150
Series 2018-7FRB, Class A2, Floating Rate Pass Through Ctfs., 3.07% (1 mo. USD LIBOR + 0.75%), 04/25/2046(a)(d)	5,759,026	5,773,375
Luminent Mortgage Trust, Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.75% (1 mo. USD LIBOR + 0.24%), 04/25/2036(a)	59,675	51,605
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 4.23%, 11/25/2035(b)	580,530	583,496
Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 2.97% (1 mo. USD LIBOR + 0.46%), 03/25/2030(a)	709,173	687,119

	Principal Amount	Value
Mill City Mortgage Loan Trust, Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 11/25/2058(b)(d)	$2,639,760	$2,603,932
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(b)	63,167	63,024
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, Floating Rate Pass Through Ctfs., 3.26% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(d)	4,558,443	4,545,850
Series 2018-NQM1, Class A2, Variable Rate Pass Through Ctfs., 4.09%, 11/25/2048(d)	4,846,946	4,931,692
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, Floating Rate Pass Through Ctfs., 3.14% (1 mo. USD LIBOR + 0.68%), 10/17/2022(a)(d)	3,800,000	3,809,518
Onslow Bay Financial LLC, Series 2018-EXP1, Class 2A1, Floating Rate Pass Through Ctfs., 3.36% (1 mo. USD LIBOR + 0.85%), 04/25/2048(a)(d)	4,112,413	4,105,596
RALI Trust, Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 2.85% (1 mo. USD LIBOR + 0.27%), 02/25/2046(a)	51,916	21,489
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, Variable Rate Pass Through Ctfs., 4.04%, 07/26/2045 (Acquired 01/31/2011-02/23/2016; Cost $953,497)(b)(d)	959,661	982,562
Sequoia Mortgage Trust, Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(b)	1,233,463	1,176,812
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(d)	2,134,132	2,112,213
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.41% (1 mo. USD LIBOR + 1.95%), 01/17/2035(a)(d)	5,750,000	5,714,412
Stonemont Portfolio Trust, Series 2017-MONT, Class F, Floating Rate Pass Through Ctfs., 6.07% (1 mo. USD LIBOR + 3.60%), 08/20/2030(a)(d)	1,959,767	1,966,265
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 0.49%, 09/25/2034(b)	405,565	377,631
Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 3.98%, 01/25/2035(b)	218,938	216,133
Structured Asset Mortgage Investments, II Trust, Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 2.97% (1 mo. USD LIBOR + 0.46%), 05/25/2045(a)	1,023,625	999,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Quality Income Fund

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Variable Rate Pass Through Ctfs., 4.50%, 11/25/2032(b)	$177,368	$170,158
Thornburg Mortgage Securities Trust, Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.79%, 07/25/2045(b)	2,511,569	2,466,090
Towd Point Mortgage Trust, Series 2015-4, Class A1, Variable Rate Pass Through Ctfs., 3.50%, 04/25/2055(b)(d)	773,599	772,635
Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(d)	4,513,187	4,419,099
Verus Securitization Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.64%, 07/25/2047(b)(d)	2,935,848	2,902,436
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.85%, 07/25/2047(b)(d)	2,878,282	2,846,861
Series 2018-1, Class A3, Variable Rate Pass Through Ctfs., 3.21%, 02/25/2048(b)(d)	3,304,200	3,289,629
Series 2018-3, Class A2, Variable Rate Pass Through Ctfs., 4.18%, 10/25/2058(d)	4,074,850	4,058,866
Series 2018-INV1, Class A3, Variable Rate Pass Through Ctfs., 4.05%, 03/25/2058(b)(d)	1,217,526	1,221,906
WaMu Mortgage Pass-Through Trust, Series 2007-HY2, Class 2A1, Variable Rate Pass Through Ctfs., 4.14%, 11/25/2036(b)	157,424	148,850
Wells Fargo Commercial Mortgage Trust, Series 2018- BXI, Class C, Floating Rate Pass Through Ctfs., 3.61% (1 mo. USD LIBOR + 1.16%), 12/15/2036(a)(d)	1,500,000	1,482,760
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 4.09%, 03/25/2035(b)	130,700	133,889
Series 2005-AR12, Class 1A1, Variable Rate Pass Through Ctfs., 4.51%, 05/25/2035(b)	498,491	509,701
Series 2006-AR6, Class 3A1, Variable Rate Pass Through Ctfs., 4.65%, 03/25/2036(b)	1,748,276	1,695,344
Series 2006-AR6, Class 7A2, Variable Rate Pass Through Ctfs., 4.77%, 03/25/2036(b)	1,004,368	1,014,664
Series 2006-AR7, Class 2A5, Variable Rate Pass Through Ctfs., 4.33%, 05/25/2036(b)	1,048,894	1,074,593
Series 2006-AR8, Class 2A3, Variable Rate Pass Through Ctfs., 4.62%, 04/25/2036(b)	578,488	574,780

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2013-C17, Class D, Variable Rate Pass Through Ctfs., 5.06%, 12/15/2046(b)(d)	$2,600,000	$2,465,110
Total Asset-Backed Securities (Cost $205,864,278)		205,584,918

Agency Credit Risk Transfer Notes–8.04%
Fannie Mae Connecticut Avenue Securities, 5.40% (1 mo. USD LIBOR + 2.90%), 07/25/2024(a)	4,156,725	4,349,623
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 4.71% (1 mo. USD LIBOR + 2.20%), 02/25/2024(a)	1,364,266	1,389,948
Series 2015-DNA1, Class M2, Floating Rate STACR® Debt Notes, 4.36% (1 mo. USD LIBOR + 1.85%), 10/25/2027(a)	5,088,236	5,152,869
Series 2015-HQ1, Class M3, Floating Rate STACR® Debt Notes, 6.31% (1 mo. USD LIBOR + 3.80%), 03/25/2025(a)	5,000,000	5,270,082
Series 2016-DNA1, Class M2, Floating Rate STACR® Debt Notes, 5.41% (1 mo. USD LIBOR + 2.90%), 07/25/2028(a)	3,702,251	3,767,821
Series 2016-HQA1, Class M2, Floating Rate STACR® Debt Notes, 5.26% (1 mo. USD LIBOR + 2.75%), 09/25/2028(a)	2,518,937	2,557,939
Series 2016-HQA2, Class M2, Floating Rate STACR® Debt Notes, 4.76% (1 mo. USD LIBOR + 2.25%), 11/25/2028(a)	3,500,327	3,557,691
Series 2016-HQA4, Class M2, Floating Rate STACR® Debt Notes, 3.81% (1 mo. USD LIBOR + 1.30%), 04/25/2029(a)	3,500,000	3,527,901
Series 2017-DNA2, Class M1, Floating Rate STACR® Debt Notes, 3.71% (1 mo. USD LIBOR + 1.20%), 10/25/2029(a)	5,072,075	5,101,782
Series 2018-DNA2, Class M1, Floating Rate STACR® Debt Notes, 3.31% (1 mo. USD LIBOR + 0.80%), 12/25/2030(a)(d)	5,000,000	4,996,398
Total Agency Credit Risk Transfer Notes (Cost $40,172,372)		39,672,054

U.S. Treasury Bills–0.48%(e)
0.98-2.06%, 01/24/2019(f) (Cost $2,366,660)	2,370,000	2,366,660

	Shares
Money Market Funds–2.64%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(g)	4,560,815	4,560,815
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(g)	3,257,366	3,257,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Quality Income Fund

	Shares	Value
Invesco Treasury Portfolio–Institutional Class, 2.30%(g)	5,212,359	$5,212,359
Total Money Market Funds (Cost $13,030,879)		13,030,866
TOTAL INVESTMENTS IN SECURITIES–147.28% (Cost $735,347,091)		726,298,106
OTHER ASSETS LESS LIABILITIES–(47.28)%		(233,140,926)
NET ASSETS–100.00%		$493,157,180

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IO	– Intrest Only
LIBOR	– London Interbank Offered Rate
MTA	– Moving Treasury Average
REMICs	– Real Estate Mortgage Investment Conduits
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2018.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2018.

(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $178,924,689, which represented 36.28% of the Fund’s Net Assets.

(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	46	March-2019	$5,612,719	$73,203	$73,203

Short Futures Contracts
U.S. Treasury 2 Year Notes	200	March-2019	(42,462,500)	(291,053)	(291,053)
U.S. Treasury 5 Year Notes	378	March-2019	(43,351,875)	(729,454)	(729,454)
U.S. Treasury 10 year Ultra Bonds	85	March-2019	(11,056,641)	(341,468)	(341,468)
U.S. Treasury Ultra Bonds	54	March-2019	(8,675,438)	(453,191)	(453,191)
Subtotal — Short Futures Contracts				(1,815,166)	(1,815,166)
Total Futures Contracts — Interest Rate Risk				$(1,741,963)	$(1,741,963)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Quality Income Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at value (Cost $722,316,212)	$713,267,240
Investments in affiliated money market funds, at value (Cost $13,030,879)	13,030,866
Cash	135,309
Receivable for:
Fund shares sold	442,388
Dividends and interest	1,674,476
Principal paydowns	79,806
Investment for trustee deferred compensation and retirement plans	72,951
Other assets	23,333
Total assets	728,726,369

Liabilities:
Other investments:
Variation margin payable — futures contracts	176,562
Payable for:
Investments purchased	232,937,011
Fund shares reacquired	2,029,698
Dividends	93,060
Accrued fees to affiliates	165,410
Accrued trustees’ and officers’ fees and benefits	5,247
Accrued other operating expenses	79,449
Trustee deferred compensation and retirement plans	82,752
Total liabilities	235,569,189
Net assets applicable to shares outstanding	$493,157,180

Net assets consist of:
Shares of beneficial interest	$548,835,466
Distributable earnings	(55,678,286)
$493,157,180

Net Assets:
Class A	$308,879,806
Class C	$9,179,205
Class Y	$13,188,677
Class R5	$142,812,260
Class R6	$19,097,232

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	26,896,322
Class C	804,981
Class Y	1,144,141
Class R5	12,392,744
Class R6	1,656,749
Class A:
Net asset value per share	$11.48
Maximum offering price per share
(Net asset value of $11.48 ÷ 95.75%)	$11.99
Class C:
Net asset value and offering price per share	$11.40
Class Y:
Net asset value and offering price per share	$11.53
Class R5:
Net asset value and offering price per share	$11.52
Class R6:
Net asset value and offering price per share	$11.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Quality Income Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Interest	$21,677,195
Dividends from affiliates	154,402
Total investment income	21,831,597

Expenses:
Advisory fees	2,539,042
Administrative services fees	144,607
Custodian fees	19,942
Distribution fees:
Class A	779,993
Class B	278
Class C	107,163
Transfer agent fees — A, B, C and Y	503,704
Transfer agent fees — R5	7,834
Transfer agent fees — R6	941
Trustees’ and officers’ fees and benefits	27,829
Registration and filing fees	91,474
Reports to shareholders	48,200
Professional services fees	56,147
Other	90,378
Total expenses	4,417,532
Less: Fees waived and expense offset arrangement(s)	(17,092)
Net expenses	4,400,440
Net investment income	17,431,157

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(15,306,679)
Futures contracts	113,113
(15,193,566)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,376,286)
Futures contracts	(1,825,765)
(4,202,051)
Net realized and unrealized gain (loss)	(19,395,617)
Net increase (decrease) in net assets resulting from operations	$(1,964,460)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  Quality Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$17,431,157	$14,108,535
Net realized gain (loss)	(15,193,566)	5,672,527
Change in net unrealized appreciation (depreciation)	(4,202,051)	(6,485,507)
Net increase (decrease) in net assets resulting from operations	(1,964,460)	13,295,555

Distributions to shareholders from distributable earnings(1):
Class A	(12,480,365)	(12,305,522)
Class B	(704)	(12,970)
Class C	(331,499)	(366,966)
Class Y	(1,023,932)	(2,562,606)
Class R5	(6,827,119)	(5,968,579)
Class R6	(854,009)	(284)
Total distributions from distributable earnings	(21,517,628)	(21,216,927)

Share transactions–net:
Class A	(30,697,243)	(32,119,143)
Class B	(365,800)	(339,468)
Class C	(3,508,973)	(2,313,095)
Class Y	(52,219,869)	387,569
Class R5	(26,211,538)	35,534,489
Class R6	19,790,736	10,013
Net increase (decrease) in net assets resulting from share transactions	(93,212,687)	1,160,365
Net increase (decrease) in net assets	(116,694,775)	(6,761,007)

Net assets:
Beginning of year	609,851,955	616,612,962
End of year	$493,157,180	$609,851,955

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Quality Income Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

18                         Invesco  Quality Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

19                         Invesco  Quality Income Fund

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

I.

Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

J.

Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20                         Invesco  Quality Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $11,386.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets. Prior to their conversion to Class A shares, the Fund incurred annual fees of up to 1.00% of Class B average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $14,371 in front-end sales commissions from the sale of Class A shares and $3,182 and $433 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

21                         Invesco  Quality Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$465,643,608	$—	$465,643,608
Asset-Backed Securities	—	205,584,918	—	205,584,918
Agency Credit Risk Transfer Notes	—	39,672,054	—	39,672,054
U.S. Treasury Bills	—	2,366,660	—	2,366,660
Money Market Funds	13,030,866	—	—	13,030,866
Total Investments in Securities	13,030,866	713,267,240	—	726,298,106

Other Investments — Assets*
Futures Contracts	73,203	—	—	73,203

Other Investments — Liabilities*
Futures Contracts	(1,815,166)	—	—	(1,815,166)
Total Other Investments	(1,741,963)	—	—	(1,741,963)
Total Investments	$11,288,903	$713,267,240	$—	$724,556,143

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$73,203
Derivatives not subject to master netting agreements	(73,203)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(1,815,166)
Derivatives not subject to master netting agreements	1,815,166
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

22                         Invesco  Quality Income Fund

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$113,113
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,825,765)
Total	$(1,712,652)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$100,711,729

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Variable Rate Investment Grade ETF are subsidiaries of Invesco Ltd. and therefore, Invesco Variable Rate Investment Grade ETF is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Variable Rate Investment Grade ETF for the year ended December 31, 2018.

	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 12/31/18	Dividend Income
Invesco Variable Rate Investment Grade ETF(a)	$1,511,400	$—	$(1,505,821)	$3,006	$(8,585)	$—	$7,436

(a)	As of December 31, 2018, this security is no longer held by of the Fund.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,706.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

23                         Invesco  Quality Income Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$21,517,628	$21,216,927

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$610,031
Net unrealized appreciation (depreciation) — investments	(9,056,219)
Temporary book/tax differences	(77,727)
Capital loss carryforward	(47,154,371)
Shares of beneficial interest	548,835,466
Total net assets	$493,157,180

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$25,170,226	$21,984,145	$47,154,371

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $ 3,288,583,224 and $ 3,457,056,337, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$7,049,891
Aggregate unrealized (depreciation) of investments	(16,106,110)
Net unrealized appreciation (depreciation) of investments	$(9,056,219)

Cost of investments for tax purposes is $733,612,362.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls on December 31, 2018, undistributed net investment income was increased by $3,775,194 and undistributed net realized gain (loss) was decreased by $3,775,194. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

24                         Invesco  Quality Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,501,213	$17,270,250	2,315,811	$27,942,373
Class B(b)	—	—	2,193	27,450
Class C	124,483	1,431,917	327,493	3,928,916
Class Y	712,520	8,359,209	2,500,537	30,301,496
Class R5	724,637	8,514,645	2,872,747	34,847,199
Class R6(c)	2,257,000	26,755,410	1,012	12,300

Issued as reinvestment of dividends:
Class A	881,097	10,163,996	805,578	9,711,034
Class B(b)	—	—	1,013	12,158
Class C	24,659	282,567	24,989	299,127
Class Y	47,574	551,651	133,398	1,614,382
Class R5	589,529	6,826,738	493,462	5,968,234
Class R6	64,155	742,175	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	27,363	322,877	24,322	293,620
Class B	(27,456)	(322,877)	(24,461)	(293,620)

Reacquired:
Class A	(5,064,963)	(58,454,366)	(5,809,800)	(70,066,170)
Class B(b)	(3,643)	(42,923)	(7,061)	(85,456)
Class C	(454,461)	(5,223,457)	(545,831)	(6,541,138)
Class Y	(5,202,151)	(61,130,729)	(2,604,704)	(31,528,309)
Class R5	(3,594,159)	(41,552,921)	(435,272)	(5,280,944)
Class R6	(665,230)	(7,706,849)	(188)	(2,287)
Net increase (decrease) in share activity	(8,057,833)	$(93,212,687)	75,238	$1,160,365

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 29% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Commencement date April 4, 2017 for Class R6 shares.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

25                         Invesco  Quality Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/18	$11.95	$0.36	$(0.38)	$(0.02)	$(0.45)	$11.48	(0.15	)%(d)	$308,880	0.94	%(d)(e)	0.94	%(d)(e)	3.10	%(d)(e)	416%
Year ended 12/31/17	12.11	0.26	(0.02)	0.24	(0.40)	11.95	1.98	(d)	353,256	0.96	(d)	0.96	(d)	2.15	(d)	516
Year ended 12/31/16	12.22	0.27	0.04	0.31	(0.42)	12.11	2.50	(d)	390,037	0.92	(d)	0.93	(d)	2.19	(d)(f)	472
Year ended 12/31/15	12.55	0.24	(0.06)	0.18	(0.51)	12.22	1.41	(d)	395,806	0.96	(d)	0.96	(d)	1.88	(d)	500
Year ended 12/31/14	12.35	0.28	0.48	0.76	(0.56)	12.55	6.27	(d)	424,259	0.96	(d)	0.96	(d)	2.28	(d)	450
Class B
Year ended 12/31/18(g)	11.91	0.02	(0.15)	(0.13)	(0.02)	11.76	(1.08)		—	1.70	(e)(i)	1.70	(e)(i)	2.34	(e)(i)	416
Year ended 12/31/17	12.04	0.16	0.01	0.17	(0.30)	11.91	1.45		371	1.72		1.72		1.39		516
Year ended 12/31/16	12.16	0.17	0.03	0.20	(0.32)	12.04	1.64		716	1.68		1.69		1.43	(f)	472
Year ended 12/31/15	12.48	0.14	(0.05)	0.09	(0.41)	12.16	0.71		1,138	1.72		1.72		1.12		500
Year ended 12/31/14	12.28	0.18	0.48	0.66	(0.46)	12.48	5.48		2,135	1.72		1.72		1.52		450
Class C
Year ended 12/31/18	11.87	0.27	(0.38)	(0.11)	(0.36)	11.40	(0.93)		9,179	1.70	(e)	1.70	(e)	2.34	(e)	416
Year ended 12/31/17	12.02	0.16	(0.01)	0.15	(0.30)	11.87	1.28		13,178	1.72		1.72		1.39		516
Year ended 12/31/16	12.14	0.17	0.03	0.20	(0.32)	12.02	1.63		15,672	1.68		1.69		1.43	(f)	472
Year ended 12/31/15	12.46	0.14	(0.05)	0.09	(0.41)	12.14	0.71		9,394	1.72		1.72		1.12		500
Year ended 12/31/14	12.26	0.19	0.47	0.66	(0.46)	12.46	5.48		8,100	1.72		1.72		1.52		450
Class Y
Year ended 12/31/18	12.00	0.39	(0.38)	0.01	(0.48)	11.53	0.11		13,189	0.70	(e)	0.70	(e)	3.34	(e)	416
Year ended 12/31/17	12.15	0.29	(0.01)	0.28	(0.43)	12.00	2.32		67,027	0.72		0.72		2.39		516
Year ended 12/31/16	12.27	0.30	0.03	0.33	(0.45)	12.15	2.67		67,532	0.68		0.69		2.43	(f)	472
Year ended 12/31/15	12.59	0.26	(0.04)	0.22	(0.54)	12.27	1.75		21,668	0.72		0.72		2.12		500
Year ended 12/31/14	12.39	0.32	0.47	0.79	(0.59)	12.59	6.52		19,306	0.72		0.72		2.52		450
Class R5
Year ended 12/31/18	12.00	0.40	(0.39)	0.01	(0.49)	11.52	0.16		142,812	0.56	(e)	0.56	(e)	3.48	(e)	416
Year ended 12/31/17	12.15	0.30	(0.01)	0.29	(0.44)	12.00	2.46		176,010	0.58		0.58		2.53		516
Year ended 12/31/16	12.26	0.32	0.03	0.35	(0.46)	12.15	2.86		142,657	0.55		0.56		2.56	(f)	472
Year ended 12/31/15	12.59	0.27	(0.06)	0.21	(0.54)	12.26	1.71		27	0.68		0.68		2.16		500
Year ended 12/31/14	12.39	0.33	0.47	0.80	(0.60)	12.59	6.56		15	0.67		0.67		2.57		450
Class R6
Year ended 12/31/18	12.00	0.40	(0.38)	0.02	(0.49)	11.53	0.25		19,097	0.56	(e)	0.56	(e)	3.48	(e)	416
Year ended 12/31/17(h)	12.14	0.23	(0.04)	0.19	(0.33)	12.00	1.61		10	0.58	(i)	0.58	(i)	2.53	(i)	516

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014.

(e)

Ratios are based on average daily net assets (000’s omitted) of $323,112, $365, $10,716, $25,381, $161,048 and $19,937 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(f)

Amount includes the effect of a one-time reimbursement of custody expenses. The ratio of net investment income excluding these payments would have been 2.02%, 1.26%, 1.26%, 2.26% and 2.39% for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

(g)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(h)	Commencement date of April 4, 2017.
(i)	Annualized.

26                         Invesco  Quality Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Quality Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Quality Income Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco  Quality Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,012.20	$4.82	$1,020.42	$4.84	0.95%
C	1,000.00	1,008.40	8.66	1,016.59	8.69	1.71
Y	1,000.00	1,014.40	3.60	1,021.63	3.62	0.71
R5	1,000.00	1,014.20	2.94	1,022.28	2.96	0.58
R6	1,000.00	1,015.00	2.95	1,022.28	2.96	0.58

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

28                         Invesco  Quality Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco  Quality Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  Quality Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Quality Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 Invesco Distributors, Inc. VK-QINC-AR-1 02222019 1403

Annual Report to Shareholders	December 31, 2018

Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ∎ C: GTSDX ∎ R: GTSRX ∎ Y: GTSYX ∎ Investor: GTSIX ∎ R5: GTSVX ∎ R6: GTSFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    From record market highs to an explosive late-year downturn, 2018 was a memorable and volatile year for investors. US equity markets entered 2018 enthused by corporate tax cuts and improving global growth. Despite a sell-off in February, several US equity indexes continued to redefine highs for the first three quarters of the year. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this volatile downward spiral for the rest of the year. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year were erased as most US and international equity indexes ended

2018 in negative territory. During the late-year equity sell-off, Treasury bonds, along with government and municipal bonds, rallied. In general, fixed income markets outperformed equity markets for the year as yields declined from earlier highs and, conversely, bond prices rose. Given the strong economy, the US Federal Reserve (the Fed) raised the federal funds rate four times in 2018. In December, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases from three to two. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Small Cap Growth Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

 As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

  Performance summary

For the year ended December 31, 2018, Class A shares of Invesco Small CapGrowth Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Russell 2000 Growth Index.

Your Fund’s long-term performance appears later in this report.

Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

During the year, the Fund produced a loss, however, it outperformed its style-specific benchmark. On a sector basis, the largest contributors to the Fund’s performance relative to the style-specific benchmark included an overweight allocation to information technology (IT), stock selection in and underweight exposures to industrials and materials, as well as stock selection in financials. Ancillary cash was also beneficial to the Fund’s relative returns given stock market volatility during the year. On a sector basis, the largest relative performance detractors included an overweight allocation to energy, stock selection in consumer discretionary and a combination of stock selection in and underweight exposure to the health care sector.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges,which would have reduced performance.

Class A Shares	-9.01%
Class C Shares	-9.72
Class R Shares	-9.23
Class Y Shares	-8.80
Investor Class Shares	-9.03
Class R5 Shares	-8.69
Class R6 Shares	-8.58
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 2000 Growth Index∎ (Style-Specific Index)	-9.31
Lipper Small-Cap Growth Funds Index◆ (Peer Group Index)	-3.93
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp selloff through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.[1] In contrast, the European

The leading individual contributor to the Fund’s absolute and relative returns was Dexcom. This health care equipment developer focuses on continuous monitoring systems with superior features like customizable alerts of approaching glucose highs and lows for better management of diabetes. During the year, Dexcom was in the early months of a new product launch for the next generation of its innovative continuous glucose monitors, which we expected would support long-term revenue growth.

Zebra Technologies, which provides solutions for sales tracking, such as barcode scanners, was also among the top contributors to absolute and relative Fund performance for the year. The IT firm reported strong quarterly results across the board in 2018, which continued a string of better-than-expected performance. The company’s forward guidance also exceeded expectations for the year. Zebra Technologies’ strong results were powered by robust organic

Portfolio Composition
By sector	% of total net assets

Health Care	25.8%
Information Technology	24.7
Industrials	14.4
Consumer Discretionary	12.5
Financials	9.4
Materials	3.5
Energy	2.4
Communication Services	2.2
Consumer Staples	1.8
Real Estate	0.6
Money Market Funds
Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*
	% of total net assets
1.	Fair Isaac Corp.	1.5%
2.	Aspen Technology, Inc.	1.5
3.	HealthEquity, Inc.	1.4
4.	Five Below, Inc.	1.2
5.	Repligen Corp.	1.2
6.	Pool Corp.	1.2
7.	DexCom Inc.	1.2
8.	Q2 Holdings, Inc.	1.2
9.	PerkinElmer, Inc.	1.2
10.	Guidewire Software Inc.	1.2

Total Net Assets	$2.6 billion

Total Number of Holdings	123

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

4	Invesco Small Cap Growth Fund

growth, which accelerated since the stock was originally purchased. New products and strength in mobile computing drove the company’s impressive execution. We trimmed our position in Zebra during the year following strong performance.

While the consumer discretionary sector was a detractor from the Fund’s performance overall during the year, Five Below, a discount retailer, was the leading contributor to absolute Fund performance and the Fund’s performance relative to the style-specific benchmark within this sector. The company benefited from strong financial results, primarily due to strong store growth and same-store sales. Five Below was also able to overcome investor fears that it might not be able to produce strong year-over-year comparables against the very strong fidget spinner demand from 2017.

Adamas Pharmaceuticals was the leading individual detractor from the Fund’s absolute performance and the Fund’s performance relative to the style-specific benchmark during the year. The company seeks to meaningfully increase treatment efficacy for patients suffering from chronic neurological diseases, such as Parkinson’s and Multiple Sclerosis. The company’s stock price suffered following the unexpected departure of their Chief Operating Officer who was in charge of building out and leading their sales force for a recently launched drug. Additionally, investors were disappointed by management’s forward guidance for 2019. However, we believed that management was being fairly conservative and expected their results would surprise to the upside and continued to hold the stock.

Penn National Gaming – along with regional gaming stocks in general – experienced losses since early October due to investor concern about a potential deceleration in the industry if the US economy weakens. We maintained a constructive outlook for the company, given the industry has a history of stable revenue and profitability during economic downturns.

Within the energy sector, Centennial Resource Development and Oil States International were among leading detractors from both absolute and relative performance for the year. In general, the energy sector was among the worst-performing sectors this year given volatility in oil prices. Exploration and production (E&P) companies, such as Centennial Resources Development, that have been outspending their cash flow have been particularly volatile. Our view is that all small-to-mid cap E&Ps appear to be overspending in this environment and we were comfortable with Centennial’s spending as it was viewed as a part of its maturation process towards achieving production growth.

Lackluster capital spending for offshore projects continued to weigh on Oil States International’s offshore business during the year. Additionally, prospects for reductions in E&P capital budgets for 2019 was viewed negatively for Oil States International’s completions-levered onshore business. We continued to hold both stocks at the close of the year. We reduced the Fund’s energy sector exposure by exiting a position in Laredo Petroleum, due to disappointing well results and shrinking inventory.

All changes to positioning are based on our bottom-up stock selection process. Our portfolio construction process acts as a risk control to help ensure the portfolio is aligned with small-cap market sector exposure within modest over- and underweight allocations.

At the close of the year, the Fund had underweight allocations to the industrials, consumer discretionary, real estate, consumer staples, communication services, health care and utilities sectors. Overweight exposures included IT, financials, energy and materials.

Our view is that we are in a slowing growth environment as the benefits of US tax stimulus and deregulation are being offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce and we believe the market will favor companies that can produce sustainable, above-average earnings and cash flow growth in spite of the economic cycle.

Thank you for your commitment to Invesco Small Cap Growth Fund and for sharing our long-term investment horizon.

1    Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Small Cap Growth

Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Clay Manley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Small Cap Growth

Fund. He joined Invesco in 2001. Mr. Manley earned a BA with cum laude honors in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from the Goizueta Business School at Emory University.

5	Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

3 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Small Cap Growth Fund

Average Annual Total Returns As of 12/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	9.77%
10 Years	13.37
5 Years	4.79
1 Year	-14.01

Class C Shares
Inception (5/3/99)	7.46%
10 Years	13.15
5 Years	5.18
1 Year	-10.51

Class R Shares
Inception (6/3/02)	8.11%
10 Years	13.73
5 Years	5.72
1 Year	-9.23

Class Y Shares
Inception (10/3/08)	11.65%
10 Years	14.30
5 Years	6.25
1 Year	-8.80

Investor Class Shares
Inception (4/7/06)	7.82%
10 Years	14.01
5 Years	5.98
1 Year	-9.03

Class R5 Shares
Inception (3/15/02)	8.20%
10 Years	14.48
5 Years	6.39
1 Year	-8.69

Class R6 Shares
10 Years	14.36%
5 Years	6.49
1 Year	-8.58

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.20%, 1.95%, 1.45%, 0.95%, 1.19%, 0.82% and 0.73% respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and mar-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

kets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8	Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.32%
Aerospace & Defense–1.57%
BWX Technologies, Inc.	340,070	$13,000,876
TransDigm Group, Inc.(b)	80,542	27,389,113
		40,389,989

Alternative Carriers–0.89%
Cogent Communications Holdings, Inc.	469,678	21,234,142
Iridium Communications Inc.(b)	84,035	1,550,446
		22,784,588

Apparel Retail–0.64%
Urban Outfitters, Inc.(b)	493,054	16,369,393

Apparel, Accessories & Luxury Goods–1.13%
Carter’s, Inc.	187,433	15,298,282
G-III Apparel Group, Ltd.(b)	489,152	13,642,449
		28,940,731

Application Software–11.36%
2U, Inc.(b)	343,886	17,098,012
Apptio, Inc.–Class A(b)	597,109	22,666,258
Aspen Technology, Inc.(b)	453,989	37,308,816
BlackLine, Inc.(b)	546,192	22,366,562
Fair Isaac Corp.(b)	199,946	37,389,902
Guidewire Software Inc.(b)	368,476	29,562,829
New Relic, Inc.(b)	262,955	21,291,466
Pegasystems Inc.	450,791	21,561,334
Q2 Holdings, Inc.(b)	615,190	30,482,664
RealPage, Inc.(b)	594,525	28,650,160
Ultimate Software Group, Inc. (The)(b)	95,540	23,394,880
		291,772,883

Asset Management & Custody Banks–0.27%
WisdomTree Investments, Inc.	1,027,447	6,832,523

Auto Parts & Equipment–0.87%
Cooper-Standard Holdings Inc.(b)	186,629	11,593,393
Visteon Corp.(b)	178,106	10,736,230
		22,329,623

Biotechnology–6.82%
Adamas Pharmaceuticals, Inc.(b)(c)	970,802	8,290,649
Agios Pharmaceuticals, Inc.(b)	380,203	17,531,160
Amicus Therapeutics, Inc.(b)	2,084,128	19,965,946
Halozyme Therapeutics, Inc.(b)	1,712,711	25,056,962
Neurocrine Biosciences, Inc.(b)	410,406	29,307,093
Repligen Corp.(b)	599,203	31,601,966
Sage Therapeutics, Inc.(b)	182,879	17,517,979
Sarepta Therapeutics, Inc.(b)	236,697	25,830,744
		175,102,499

Brewers–0.75%
Boston Beer Co., Inc. (The)–Class A(b)	79,788	19,216,142

	Shares	Value
Building Products–0.49%
Masonite International Corp.(b)	278,355	$12,478,655

Casinos & Gaming–0.81%
Penn National Gaming, Inc.(b)	1,104,461	20,797,001

Commercial Printing–0.46%
Deluxe Corp.	309,139	11,883,303

Construction & Engineering–0.23%
KBR, Inc.	386,872	5,872,717

Construction Machinery & Heavy Trucks–1.33%
Oshkosh Corp.	286,873	17,588,184
WABCO Holdings Inc.(b)	155,684	16,711,120
		34,299,304

Construction Materials–0.97%
Martin Marietta Materials, Inc.	144,760	24,879,901

Distributors–1.22%
Pool Corp.	211,473	31,435,462

Education Services–0.86%
Adtalem Global Education Inc.(b)	469,708	22,226,583

Electronic Components–1.57%
II-VI Inc.(b)	492,296	15,979,928
Littelfuse, Inc.	141,776	24,311,749
		40,291,677

Electronic Equipment & Instruments–3.33%
Cognex Corp.	598,354	23,138,349
National Instruments Corp.	494,588	22,444,403
Trimble Inc.(b)	617,590	20,324,887
Zebra Technologies Corp.–Class A(b)	123,476	19,661,084
		85,568,723

Financial Exchanges & Data–1.02%
MarketAxess Holdings, Inc.	124,636	26,336,833

Footwear–0.95%
Steven Madden, Ltd.	804,617	24,347,710

Health Care Equipment–4.68%
Cantel Medical Corp.	249,030	18,540,284
DexCom Inc.(b)	256,930	30,780,214
Hill-Rom Holdings, Inc.	265,664	23,524,547
Integer Holdings Corp.(b)	262,622	20,027,554
Integra LifeSciences Holdings Corp.(b)	421,164	18,994,496
Nevro Corp.(b)	213,541	8,304,609
		120,171,704

Health Care Facilities–1.78%
Encompass Health Corp.	430,764	26,578,139
Select Medical Holdings Corp.(b)	1,256,039	19,280,199
		45,858,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Small Cap Growth Fund

	Shares	Value
Health Care Services–2.07%
BioTelemetry, Inc.(b)	410,453	$24,512,253
Chemed Corp.	101,645	28,793,996
		53,306,249

Health Care Supplies–2.58%
Align Technology, Inc.(b)	84,234	17,641,127
Avanos Medical, Inc.(b)	524,484	23,491,638
ICU Medical, Inc.(b)	109,594	25,166,070
		66,298,835

Health Care Technology–1.31%
Medidata Solutions, Inc.(b)	266,867	17,992,173
Vocera Communications, Inc.(b)	396,229	15,591,611
		33,583,784

Industrial Machinery–4.28%
Hillenbrand, Inc.	487,165	18,478,168
ITT Inc.	494,685	23,878,445
John Bean Technologies Corp.	241,941	17,373,783
Kennametal Inc.	485,684	16,163,564
Lincoln Electric Holdings, Inc.	228,123	17,987,499
Timken Co. (The)	429,044	16,011,922
		109,893,381

Interactive Home Entertainment–1.00%
Take-Two Interactive Software, Inc.(b)	250,049	25,740,044

Investment Banking & Brokerage–1.78%
Evercore Inc.–Class A	320,699	22,949,221
LPL Financial Holdings, Inc.	371,376	22,683,646
		45,632,867

IT Consulting & Other Services–1.64%
Booz Allen Hamilton Holding Corp.	458,341	20,657,429
EPAM Systems, Inc.(b)	186,240	21,605,702
		42,263,131

Leisure Facilities–0.76%
Six Flags Entertainment Corp.	351,074	19,530,247

Leisure Products–0.68%
Brunswick Corp.	374,737	17,406,534

Life & Health Insurance–0.83%
American Equity Investment Life Holding Co.	760,231	21,240,854

Life Sciences Tools & Services–2.27%
Bio-Techne Corp.	194,954	28,213,743
PerkinElmer, Inc.	384,521	30,204,124
		58,417,867

Managed Health Care–1.37%
HealthEquity, Inc.(b)	591,732	35,296,814

Metal & Glass Containers–0.97%
Berry Global Group, Inc.(b)	524,195	24,914,988

	Shares	Value
Movies & Entertainment–0.36%
IMAX Corp.(b)	498,314	$9,373,286

Multi-Line Insurance–0.78%
American Financial Group, Inc.	222,527	20,145,369

Office Services & Supplies–0.80%
MSA Safety Inc.	219,023	20,647,298

Oil & Gas Drilling–0.37%
Patterson-UTI Energy, Inc.	908,609	9,404,103

Oil & Gas Equipment & Services–0.35%
Oil States International, Inc.(b)	622,965	8,895,940

Oil & Gas Exploration & Production–0.97%
Centennial Resource Development, Inc.–Class A(b)	1,202,287	13,249,203
Parsley Energy, Inc.–Class A(b)	728,518	11,641,717
		24,890,920

Oil & Gas Refining & Marketing–0.69%
PBF Energy Inc.–Class A	543,610	17,759,739

Packaged Foods & Meats–1.07%
Lancaster Colony Corp.	155,635	27,525,606

Pharmaceuticals–2.86%
Aerie Pharmaceuticals, Inc.(b)	422,348	15,246,763
Catalent, Inc.(b)	628,441	19,594,790
GW Pharmaceuticals PLC–ADR (United Kingdom)(b)	163,128	15,887,036
Intersect ENT, Inc.(b)	810,004	22,825,913
		73,554,502

Property & Casualty Insurance–2.53%
Hanover Insurance Group Inc. (The)	208,440	24,339,539
Mercury General Corp.	451,235	23,333,362
RLI Corp.	250,901	17,309,660
		64,982,561

Regional Banks–2.16%
Cathay General Bancorp	594,968	19,949,277
Cullen/Frost Bankers, Inc.	253,040	22,252,338
Sterling Bancorp	811,585	13,399,268
		55,600,883

Research & Consulting Services–1.02%
CoStar Group, Inc.(b)	77,633	26,188,716

Restaurants–3.35%
Dunkin’ Brands Group, Inc.	369,912	23,718,758
Jack in the Box Inc.	190,341	14,776,172
Texas Roadhouse, Inc.	452,452	27,011,384
Wendy’s Co. (The)	1,310,054	20,449,943
		85,956,257

Security & Alarm Services–0.92%
Brink’s Co. (The)	365,036	23,599,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Small Cap Growth Fund

	Shares	Value
Semiconductor Equipment–0.55%
MKS Instruments, Inc.	217,943	$14,081,297

Semiconductors–3.66%
Integrated Device Technology, Inc.(b)	112,481	5,447,455
Monolithic Power Systems, Inc.	177,646	20,651,348
Power Integrations, Inc.	258,592	15,768,940
Semtech Corp.(b)	589,851	27,056,465
Silicon Laboratories Inc.(b)	318,585	25,107,684
		94,031,892

Specialized REITs–0.65%
CubeSmart	582,138	16,701,539

Specialty Chemicals–1.60%
Ingevity Corp.(b)	291,271	24,376,470
PolyOne Corp.	583,389	16,684,925
		41,061,395

Specialty Stores–1.23%
Five Below, Inc.(b)	309,166	31,633,865

Systems Software–2.56%
Proofpoint, Inc.(b)	217,765	18,250,885
Qualys, Inc.(b)	365,934	27,349,907
SailPoint Technologies Holdings, Inc.(b)	864,524	20,307,669
		65,908,461

Trading Companies & Distributors–1.14%
Univar Inc.(b)	698,756	12,395,931
Watsco, Inc.	120,841	16,813,817
		29,209,748

	Shares	Value
Trucking–2.16%
Knight-Swift Transportation Holdings Inc.	581,493	$14,578,030
Landstar System, Inc.	210,247	20,114,330
Old Dominion Freight Line, Inc.	168,818	20,847,334
		55,539,694
Total Common Stocks & Other Equity Interests (Cost $1,995,307,920)		2,500,404,525

Money Market Funds–2.75%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	24,708,789	24,708,789
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	17,649,295	17,651,060
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	28,238,616	28,238,616
Total Money Market Funds (Cost $70,599,358)		70,598,465
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.07% (Cost $2,065,907,278)		2,571,002,990

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.25%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $6,298,074)(d)(e)	6,298,074	6,298,074
TOTAL INVESTMENTS IN SECURITIES–100.32% (Cost $2,072,205,352)		2,577,301,064
OTHER ASSETS LESS LIABILITIES–(0.32)%		(8,176,529)
NET ASSETS–100.00%		$2,569,124,535

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities, at value (Cost $1,995,307,920)	$2,500,404,525
Investments in affiliated money market funds, at value cost ($76,897,432)	76,896,539
Cash	1,233,363
Receivable for:
Investments sold	1,342,376
Fund shares sold	7,127,114
Dividends	760,399
Fund expenses absorbed	5,548
Investment for trustee deferred compensation and retirement plans	311,715
Other assets	32,190
Total assets	2,588,113,769

Liabilities:
Payable for:
Investments purchased	1,721,888
Fund shares reacquired	9,195,374
Collateral upon return of securities loaned	6,298,074
Accrued fees to affiliates	1,298,442
Accrued trustees’ and officers’ fees and benefits	10,382
Accrued other operating expenses	108,991
Trustee deferred compensation and retirement plans	356,083
Total liabilities	18,989,234
Net assets applicable to shares outstanding	$2,569,124,535

Net assets consist of:
Shares of beneficial interest	$2,040,586,804
Distributable earnings	528,537,731
$2,569,124,535

Net Assets:
Class A	$502,314,914
Class C	$11,052,822
Class R	$124,449,592
Class Y	$216,750,183
Investor Class	$168,567,155
Class R5	$1,192,199,183
Class R6	$353,790,686

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,190,882
Class C	553,983
Class R	4,372,173
Class Y	6,744,717
Investor Class	5,145,554
Class R5	33,629,101
Class R6	9,922,501
Class A:
Net asset value per share	$31.02
Maximum offering price per share
(Net asset value of $31.02 ÷ 94.50%	$32.83
Class C:
Net asset value and offering price per share	$19.95
Class R:
Net asset value and offering price per share	$28.46
Class Y:
Net asset value and offering price per share	$32.14
Investor Class:
Net asset value and offering price per share	$32.76
Class R5:
Net asset value and offering price per share	$35.45
Class R6:
Net asset value and offering price per share	$35.66

*	At December 31, 2018, securities with an aggregate value of $6,152,453 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2018

Investment income:
Dividends	$20,106,661
Dividends from affiliated money market funds (includes securities lending income of $68,634)	1,745,938
Total investment income	21,852,599

Expenses:
Advisory fees	20,622,390
Administrative services fees	572,075
Custodian fees	34,475
Distribution fees:
Class A	1,569,345
Class B	521
Class C	140,405
Class R	754,251
Investor Class	522,723
Transfer agent fees — A, B, C, R, Y and Investor Class	2,737,756
Transfer agent fees — R5	1,410,275
Transfer agent fees — R6	10,974
Trustees’ and officers’ fees and benefits	62,057
Registration and filing fees	146,622
Reports to shareholders	75,694
Professional services fees	75,677
Other	84,353
Total expenses	28,819,593
Less: Fees waived and expense offset arrangement(s)	(101,089)
Net expenses	28,718,504
Net investment income (loss)	(6,865,905)

Realized and unrealized (loss) gain:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of ($1,624,177))	213,525,537
Foreign currencies	(277)
213,525,260
Change in net unrealized appreciation (depreciation) of investment securities	(464,532,908)
Net realized and unrealized gain (loss)	(251,007,648)
Net increase (decrease) in net assets resulting from operations	$(257,873,553)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(6,865,905)	$(6,516,075)
Net realized gain	213,525,260	216,281,116
Change in net unrealized appreciation (depreciation)	(464,532,908)	370,876,964
Net increase (decrease) in net assets resulting from operations	(257,873,553)	580,642,005

Distributions to shareholders from distributable earnings(1):
Class A	(45,060,329)	(52,883,039)
Class B	—	(90,427)
Class C	(1,477,628)	(1,767,644)
Class R	(12,104,435)	(12,397,245)
Class Y	(19,368,677)	(17,195,824)
Investor Class	(14,464,879)	(19,506,114)
Class R5	(94,577,898)	(99,962,738)
Class R6	(27,755,416)	(22,588,429)
Total distributions from distributable earnings	(214,809,262)	(226,391,460)

Share transactions–net:
Class A	(24,695,258)	(59,527,834)
Class B	(752,911)	(890,080)
Class C	(950,266)	(1,789,549)
Class R	13,510,340	9,275,758
Class Y	51,203,304	18,797,817
Investor Class	(44,516,331)	(18,602,316)
Class R5	114,125,142	88,314,083
Class R6	119,864,125	72,066,527
Net increase in net assets resulting from share transactions	227,788,145	107,644,406
Net increase (decrease) in net assets	(244,894,670)	461,894,951

Net assets:
Beginning of year	2,814,019,205	2,352,124,254
End of year	$2,569,124,535	$2,814,019,205

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately except for the return of capital. For the year ended December 31, 2017, distributions from net investment income were $22,939, $133,349 and $30,133 for Class Y, Class R5 and Class R6 shares, respectively and distributions from net realized gains were $52,883,039, $90,427, $1,767,644, $12,397,245, $17,172,885, $19,506,114, 99,829,389 and $22,558,296 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically

14                         Invesco  Small Cap Growth Fund

converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

15                         Invesco  Small Cap Growth Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

16                         Invesco  Small Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $92,339.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2018, IDI advised the Fund that IDI retained $8,397 in front-end sales commissions from the sale of Class A shares and $1,000 and $9 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2018, the Fund incurred $35,365 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco  Small Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $11,598,373 and securities sales of $10,379,263, which resulted in net realized gains (losses) of $(1,624,177).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,750.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco  Small Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$—	$1,142,673
Long-term capital gain	214,809,262	225,248,787
Total distributions	$214,809,262	$226,391,460

Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$24,241,901
Net unrealized appreciation — investments	504,633,909
Temporary book/tax differences	(338,079)
Shares of beneficial interest	2,040,586,804
Total net assets	$2,569,124,535

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $609,988,084 and $660,694,935, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$734,942,283
Aggregate unrealized (depreciation) of investments	(230,308,374)
Net unrealized appreciation of investments	$504,633,909

Cost of investments for tax purposes is $2,072,667,155.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2018, undistributed net investment income was increased by $6,888,633, undistributed net realized gain was increased by $277 and shares of beneficial interest was decreased by $6,888,910. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

19                         Invesco  Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,474,011	$97,592,610	2,373,114	$85,526,625
Class B(b)	24	653	2,730	67,474
Class C	56,148	1,406,318	30,997	794,127
Class R	1,155,295	41,778,716	1,071,759	36,444,630
Class Y	3,357,551	137,048,045	2,512,373	91,728,881
Investor Class	377,287	15,783,551	306,754	11,653,378
Class R5	7,222,981	324,041,058	5,728,267	230,593,464
Class R6	4,100,763	185,078,434	3,016,797	122,787,405

Issued as reinvestment of dividends:
Class A	1,376,795	44,332,808	1,416,738	52,220,953
Class B(b)	—	—	3,588	90,067
Class C	68,883	1,426,571	69,393	1,736,917
Class R	409,611	12,104,011	362,800	12,396,878
Class Y	543,329	18,120,030	419,700	15,935,998
Investor Class	412,289	14,017,812	487,733	18,899,636
Class R5	2,503,719	92,111,814	2,344,791	97,332,286
Class R6	749,319	27,724,794	541,778	22,586,721

Conversion of Class B shares to Class A shares:(c)
Class A	18,690	748,547	25,817	936,084
Class B	(27,470)	(748,547)	(36,411)	(936,084)

Reacquired:
Class A	(4,242,170)	(167,369,223)	(5,533,288)	(198,211,496)
Class B(b)	(186)	(5,017)	(4,418)	(111,537)
Class C	(143,666)	(3,783,155)	(168,096)	(4,320,593)
Class R	(1,118,533)	(40,372,387)	(1,185,719)	(39,565,750)
Class Y	(2,574,118)	(103,964,771)	(2,403,106)	(88,867,062)
Investor Class	(1,792,405)	(74,317,694)	(1,288,130)	(49,155,330)
Class R5	(6,846,878)	(302,027,730)	(5,901,704)	(239,611,667)
Class R6	(2,124,859)	(92,939,103)	(1,820,738)	(73,307,599)
Net increase in share activity	5,956,410	$227,788,145	2,373,519	$107,644,406

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco  Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/18	$37.31	$(0.18)	$(3.08)	$(3.26)	$—	$(3.03)	$(3.03)	$31.02	(9.04)%	$502,315	1.18	%(d)	1.18	%(d)	(0.47	)%(d)	21%
Year ended 12/31/17	32.66	(0.17)	8.26	8.09	—	(3.44)	(3.44)	37.31	24.91	617,955	1.20		1.20		(0.48)		21
Year ended 12/31/16	32.03	0.00	3.68	3.68	—	(3.05)	(3.05)	32.66	11.30	596,972	1.22		1.22		(0.01)		26
Year ended 12/31/15	35.95	(0.16)	(0.52)	(0.68)	—	(3.24)	(3.24)	32.03	(1.84)	645,968	1.20		1.20		(0.43)		30
Year ended 12/31/14	39.68	(0.10)	2.93	2.83	—	(6.56)	(6.56)	35.95	7.67	710,426	1.22		1.22		(0.25)		28
Class B
Year ended 12/31/18(e)	25.39	(0.02)	1.88	1.86	—	—	—	27.25	7.33	—	1.93	(d)(f)	1.93	(d)(f)	(1.22	)(d)(f)	21
Year ended 12/31/17	23.29	(0.31)	5.85	5.54	—	(3.44)	(3.44)	25.39	23.97	702	1.95		1.95		(1.23)		21
Year ended 12/31/16	23.79	(0.18)	2.73	2.55	—	(3.05)	(3.05)	23.29	10.46	1,447	1.97		1.97		(0.76)		26
Year ended 12/31/15	27.76	(0.34)	(0.39)	(0.73)	—	(3.24)	(3.24)	23.79	(2.57)	2,395	1.95		1.95		(1.18)		30
Year ended 12/31/14	32.31	(0.32)	2.33	2.01	—	(6.56)	(6.56)	27.76	6.87	3,876	1.97		1.97		(1.00)		28
Class C
Year ended 12/31/18	25.33	(0.32)	(2.03)	(2.35)	—	(3.03)	(3.03)	19.95	(9.72)	11,053	1.93	(d)	1.93	(d)	(1.22	)(d)	21
Year ended 12/31/17	23.24	(0.31)	5.84	5.53	—	(3.44)	(3.44)	25.33	23.99	14,502	1.95		1.95		(1.23)		21
Year ended 12/31/16	23.74	(0.18)	2.73	2.55	—	(3.05)	(3.05)	23.24	10.49	14,878	1.97		1.97		(0.76)		26
Year ended 12/31/15	27.71	(0.34)	(0.39)	(0.73)	—	(3.24)	(3.24)	23.74	(2.57)	16,858	1.95		1.95		(1.18)		30
Year ended 12/31/14	32.27	(0.32)	2.32	2.00	—	(6.56)	(6.56)	27.71	6.85	20,957	1.97		1.97		(1.00)		28
Class R
Year ended 12/31/18	34.58	(0.26)	(2.83)	(3.09)	—	(3.03)	(3.03)	28.46	(9.27)	124,450	1.43	(d)	1.43	(d)	(0.72	)(d)	21
Year ended 12/31/17	30.55	(0.25)	7.72	7.47	—	(3.44)	(3.44)	34.58	24.60	135,751	1.45		1.45		(0.73)		21
Year ended 12/31/16	30.21	(0.08)	3.47	3.39	—	(3.05)	(3.05)	30.55	11.02	112,318	1.47		1.47		(0.26)		26
Year ended 12/31/15	34.18	(0.24)	(0.49)	(0.73)	—	(3.24)	(3.24)	30.21	(2.08)	103,249	1.45		1.45		(0.68)		30
Year ended 12/31/14	38.13	(0.19)	2.80	2.61	—	(6.56)	(6.56)	34.18	7.40	108,855	1.47		1.47		(0.50)		28
Class Y
Year ended 12/31/18	38.43	(0.08)	(3.18)	(3.26)	—	(3.03)	(3.03)	32.14	(8.77)	216,750	0.93	(d)	0.93	(d)	(0.22	)(d)	21
Year ended 12/31/17	33.48	(0.08)	8.47	8.39	0.00	(3.44)	(3.44)	38.43	25.22	208,233	0.95		0.95		(0.23)		21
Year ended 12/31/16	32.76	0.08	3.77	3.85	(0.08)	(3.05)	(3.13)	33.48	11.56	163,662	0.97		0.97		0.24		26
Year ended 12/31/15	36.60	(0.07)	(0.53)	(0.60)	—	(3.24)	(3.24)	32.76	(1.59)	149,745	0.95		0.95		(0.18)		30
Year ended 12/31/14	40.18	0.00	2.98	2.98	—	(6.56)	(6.56)	36.60	7.95	105,194	0.97		0.97		0.00		28
Investor Class
Year ended 12/31/18	39.21	(0.19)	(3.23)	(3.42)	—	(3.03)	(3.03)	32.76	(9.01)	168,567	1.18	(d)	1.18	(d)	(0.47	)(d)	21
Year ended 12/31/17	34.18	(0.17)	8.64	8.47	—	(3.44)	(3.44)	39.21	24.91	241,104	1.19		1.19		(0.47)		21
Year ended 12/31/16	33.40	0.00	3.83	3.83	—	(3.05)	(3.05)	34.18	11.29	226,995	1.22		1.22		(0.01)		26
Year ended 12/31/15	37.34	(0.16)	(0.54)	(0.70)	—	(3.24)	(3.24)	33.40	(1.82)	231,853	1.20		1.20		(0.43)		30
Year ended 12/31/14	40.97	(0.10)	3.03	2.93	—	(6.56)	(6.56)	37.34	7.67	279,828	1.22		1.22		(0.25)		28
Class R5
Year ended 12/31/18	42.02	(0.04)	(3.50)	(3.54)	—	(3.03)	(3.03)	35.45	(8.69)	1,192,199	0.81	(d)	0.81	(d)	(0.10	)(d)	21
Year ended 12/31/17	36.29	(0.04)	9.22	9.18	0.00	(3.44)	(3.44)	42.02	25.41	1,292,036	0.82		0.82		(0.10)		21
Year ended 12/31/16	35.28	0.14	4.05	4.19	(0.13)	(3.05)	(3.18)	36.29	11.70	1,037,098	0.83		0.83		0.38		26
Year ended 12/31/15	39.10	(0.02)	(0.56)	(0.58)	—	(3.24)	(3.24)	35.28	(1.43)	987,791	0.82		0.82		(0.05)		30
Year ended 12/31/14	42.44	0.07	3.15	3.22	—	(6.56)	(6.56)	39.10	8.09	970,303	0.82		0.82		0.15		28
Class R6
Year ended 12/31/18	42.20	0.00	(3.51)	(3.51)	—	(3.03)	(3.03)	35.66	(8.58)	353,791	0.71	(d)	0.71	(d)	0.00	(d)	21
Year ended 12/31/17	36.41	0.00	9.23	9.23	0.00	(3.44)	(3.44)	42.20	25.49	303,737	0.73		0.73		(0.01)		21
Year ended 12/31/16	35.37	0.17	4.08	4.25	(0.16)	(3.05)	(3.21)	36.41	11.85	198,752	0.73		0.73		0.48		26
Year ended 12/31/15	39.17	0.02	(0.58)	(0.56)	—	(3.24)	(3.24)	35.37	(1.38)	172,477	0.73		0.73		0.04		30
Year ended 12/31/14	42.46	0.10	3.17	3.27	—	(6.56)	(6.56)	39.17	8.21	138,937	0.73		0.73		0.24		28

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $627,738, $731, $14,040, $150,850, $257,642, $209,387, $1,425,243 and $372,339 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period January 1, 2018 through January 26, 2018 (date of conversion).
(f)	Annualized

21                         Invesco  Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Small Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 28, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco  Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$831.90	$5.45	$1,019.26	$6.01	1.18%
C	1,000.00	828.50	8.90	1,015.48	9.80	1.93
R	1,000.00	830.80	6.60	1,018.00	7.27	1.43
Y	1,000.00	832.90	4.30	1,020.52	4.74	0.93
Investor	1,000.00	831.60	5.45	1,019.26	6.01	1.18
R5	1,000.00	833.20	3.74	1,021.12	4.13	0.81
R6	1,000.00	833.80	3.28	1,021.63	3.62	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco  Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$214,809,262
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco  Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Small Cap Growth Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	Invesco Distributors, Inc.	SCG-AR-1	02262019	1132

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017

Audit Fees	$ 626,575	$ 361,800
Audit-Related Fees(1)	$ 0	$ 10,500
Tax Fees(2)	$ 178,350	$ 108,950
All Other Fees	$ 0	$ 0
Total Fees	$ 804,925	$ 481,250

(g) PWC billed the Registrant aggregate non-audit fees of $178,350 for the fiscal year ended 2018, and $119,450 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end December 31, 2017 included fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal year end December 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end December 31, 2017 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 690,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees(2)	$ 0	$ 1,006,000
Total Fees	$ 690,000	$ 1,668,000

(1)

Audit-Related Fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2017 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2017 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended December 31, 2018, and $4,496,000 for the fiscal year ended December 31, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Growth Series (Invesco Growth Series)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 8, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	March 8, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	March 8, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.